UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05809
                                                     ---------------------

                  Nuveen Performance Plus Municipal Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                        LOGO: NUVEEN INVESTMENTS

Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Annual Report October 31, 2009

------------------   ----------------   ------------------   -------------------
NUVEEN PERFORMANCE   NUVEEN MUNICIPAL   NUVEEN MUNICIPAL     NUVEEN DIVIDEND
PLUS MUNICIPAL       ADVANTAGE          MARKET OPPORTUNITY   ADVANTAGE
FUND, INC.           FUND, INC.         FUND, INC.           MUNICIPAL FUND
NPP                  NMA                NMO                  NAD

------------------   ----------------
NUVEEN DIVIDEND      NUVEEN DIVIDEND
ADVANTAGE            ADVANTAGE
MUNICIPAL FUND 2     MUNICIPAL FUND 3
NXZ                  NZF

                                                                      OCTOBER 09

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If you receive your Nuveen Fund dividends and statements directly from Nuveen.

                                                        LOGO: NUVEEN INVESTMENTS

Chairman's
Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDER,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year continues to recede but there is concern about the impact of a reduction in official liquidity support programs. The major institutions that are the linchpin of the international financial system have strengthened their capital structures, but many still struggle with losses in their various portfolios. Global trends include increasing trade and concern about the ability of the U.S. government to address its substantial budgetary deficits.

While the fixed-income and equity markets have recovered from the lows recorded in the first quarter of 2009, identifying those developments that will define the future is never easy, and rarely is it more difficult than at present. A fundamental component of a successful investment program is a commitment to remain focused on long-term investment goals even during periods of heightened market uncertainty. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of 2009 as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report. Confirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for our professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on this subject.

In September 2009, Nuveen completed the refinancing at par of all the auction rate preferred shares issued by its taxable closed-end funds. On October 15, Nuveen announced the first successful offering of an issue of MuniFund Term Preferred Shares. This new form of preferred securities joins the Variable Rate Demand Preferred securities as vehicles for refinancing existing municipal fund auction rate preferred shares (ARPS). By the beginning of December 2009, six of the leveraged municipal closed-end funds had redeemed all of their outstanding ARPS. Nuveen remains committed to resolving the issues connected with outstanding auction rate preferred shares. Please consult the Nuveen web site for the most recent information on this issue and all recent developments on your Nuveen Funds at: www.nuveen.com.

On behalf of the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/s/ Robert P. Bremner
-----------------------------
Robert P. Bremner
Chairman of the Board
December 21, 2009

                                                            Nuveen Investments 1

Portfolio Managers' Comments

Nuveen Performance Plus Municipal Fund, Inc. (NPP)
Nuveen Municipal Advantage Fund, Inc. (NMA)
Nuveen Municipal Market Opportunity Fund, Inc. (NMO)
Nuveen Dividend Advantage Municipal Fund (NAD)
Nuveen Dividend Advantage Municipal Fund 2 (NXZ)
Nuveen Dividend Advantage Municipal Fund 3 (NZF)

Portfolio managers Tom Spalding and Paul Brennan discuss U.S. economic and municipal market conditions, key investment strategies, and the twelve-month performance of these six national Funds. A 33-year veteran of Nuveen, Tom has managed NXZ since its inception in 2001 and NPP, NMA, NMO and NAD since 2003. With 20 years of industry experience, including twelve years at Nuveen, Paul assumed portfolio management responsibility for NZF in 2006.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE TWELVE-MONTH REPORTING PERIOD ENDED OCTOBER 31, 2009?

During this reporting period, municipal bond prices generally rose as strong cash flows into municipal bond funds combined with tighter supply of new tax-exempt issuance to provide favorable supply and demand conditions. As the period began, there continued to be considerable downward pressure on the economy. In an effort to improve conditions, the Federal Reserve (Fed) lowered the fed funds rate to a target range of zero to 0.25% in December 2008, the lowest level on record. In February 2009, the federal government augmented its efforts to boost the economy by passing a $787 billion stimulus package, which joined the $700 billion financial industry rescue package it had passed in late 2008. In March 2009, the Fed announced that, in addition to maintaining the current rate, it would buy $300 billion in long-term Treasury securities in an effort to support private credit markets and up to an additional $750 billion in agency mortgage-backed securities to bolster the credit and housing markets.

In recent months, the measures taken by the Fed and others to ease the economic recession have produced some incipient signs of improvement. In the third quarter of 2009, the U.S. economy, as measured by the U.S. gross domestic product (GDP) posted positive growth (2.8% annualized) for the first time since the second quarter of 2008. Housing prices also provided a bright spot between June and September 2009 by recording four consecutive months of positive returns, the first following three years of decline. At the same time, inflation remained muted, as the Consumer Price Index (CPI), reflecting a 14% drop in energy prices, fell 0.2% year-over-year as of October 2009. This marked the seventh straight month that consumer prices dropped from their levels of a year earlier, the longest such decline since 1954-1955. The core CPI (which excludes

      CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS, AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

2 Nuveen Investments
food and energy) rose 1.7% over the year, within the Fed's unofficial objective of 2.0% or lower for this measure. However, the economy continued to be stressed by weakness in the labor markets. October 2009 marked the 22nd consecutive month of net job losses, with a total of 7.3 million jobs lost since the recession began in December 2007. This is the biggest decline since the Great Depression. The national unemployment rate for October 2009 was 10.2%, a 26-year high, up from 6.6% in October 2008.

Municipal market conditions began to show general signs of improvement in mid-December 2008 and municipal bonds continued to improve throughout most of 2009. This trend was bolstered by the reduced supply of tax-exempt municipal debt in the marketplace, due in part to the introduction of the Build America Bond program in April 2009. Build America Bonds are a new class of taxable municipal debt created as part of the February 2009 economic stimulus package. These bonds offer municipal issuers a federal subsidy equal to 35% of the security's interest payments, and therefore provide issuers with an attractive alternative to traditional tax-exempt debt. As of October 31, 2009, taxable Build America Bonds issuance totaled $48.5 billion, accounting for almost 20% of new bonds issued in the municipal market during the period since their introduction.

Over the twelve months ended October 31, 2009, tax-exempt municipal bond issuance nationwide totaled $404.5 billion, a drop of approximately 10% compared with the twelve-month period ended October 31, 2008. As mentioned earlier, demand for tax-exempt bonds was strong, especially on the part of individual investors and broker/dealers. The combination of lower tax-exempt supply and increased demand provided support for municipal bond prices.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

During the majority of this twelve-month period, the tax-exempt municipal bond market was characterized by strong demand, constrained supply of new tax-exempt bonds and generally improving valuations.

In this environment, our trading activity continued to focus on finding relative value by taking a bottom-up approach to discover undervalued sectors and individual credits with the potential to perform well over the long term. In NPP, NMA, NMO, NAD and NXZ, we generally were purchasing investment-grade quality bonds offering good call protection. Many of the additions to the portfolios were in the health care sector, primarily bonds rated AA, A or BBB. While the overall supply of new tax-exempt bonds declined, supply was more plentiful in the health care sector because hospitals generally do not qualify for the Build America Bond program and so must continue to issue bonds in the tax-exempt municipal market. In addition, many hospitals were issuing fixed rate bonds during this period in order to refinance and retire outstanding debt that had initially been issued as variable rate debt.

In NZF, our focus was on purchasing bonds with longer maturities in two categories: essential services and health care. In essential services, our purchases included bonds backing water and sewer projects, utilities, schools and roads. We also bought bonds in the health care sector, most of which were rated AA or A.

                                                            Nuveen Investments 3

Cash for new purchases during this period was generated largely by maturing or called bonds. NZF also sold some bonds with shorter maturities, including pre-refunded holdings. While there was considerable issuance of Build America Bonds over the last half of this period, these bonds do not represent good investment opportunities for all these Funds because their interest payments are considered taxable income.

All of these Funds continued to use inverse floating rate securities.(1) as a form of leverage for a variety of reasons, including duration management, income enhancement and total return enhancements. During the first part of the period, NZF also invested in additional types of derivative instruments(2) designed to help lengthen its duration. These derivatives were removed before the end of the reporting period.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE
FOR PERIODS ENDED 10/31/09

                                                          1-YEAR   5-YEAR   10-YEAR
-----------------------------------------------------------------------------------
NPP                                                       21.20%    3.75%     6.54%
NMA                                                       23.89%    3.40%     6.54%
NMO                                                       18.30%    3.03%     5.71%
NAD                                                       25.78%    3.58%     7.24%
NXZ                                                       21.41%    4.72%       N/A
NZF                                                       25.08%    4.42%       N/A

Standard & Poor's (S&P) National Municipal Bond Index(3)  14.15%    4.04%     5.61%

Lipper General Leveraged Municipal Debt Funds Average(4)  26.02%    3.32%     6.02%
-----------------------------------------------------------------------------------

For the twelve months ended October 31, 2009, the total returns on common share net asset value (NAV) for all six of these Funds exceeded the returns for the Standard & Poor's (S&P) National Municipal Bond Index. All of the Funds underperformed the Lipper General Leveraged Municipal Debt Funds Average.

Key management factors that influenced the Funds' returns during this period included yield curve and duration positioning, credit exposure and sector allocation. In addition, leverage was an important positive factor affecting the Funds' performances over this period. The impact of leverage is discussed in more detail on page six.

      Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

      For additional information, see the individual Performance Overview for your Fund in this report.

(1) An inverse floating rate security, also known as an inverse floater, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during this reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

(2) Each Fund may invest in derivative instruments such as forwards, futures, options and swap transactions. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, see the Portfolio of Investments, Financial Statements and Notes to Financial Statements sections of this report.

(3) The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the investment-grade U.S. municipal bond market. This index does not reflect any initial or ongoing expenses and is not available for direct investment.

(4) The Lipper General Leveraged Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1-year, 54 funds; 5-year, 52 funds; and 10-year, 38 funds. Fund and Lipper returns assume reinvestment of dividends. You cannot invest directly in a Lipper Average.

4 Nuveen Investments

During this period, yields on tax-exempt bonds generally declined and bond prices rose, especially at the longer end of the municipal yield curve. As a result, longer-term bonds generally outperformed credits with shorter maturities. In general, the greater a Fund's exposure to the longer part of the yield curve, the greater the positive impact on the Fund's return. Among these six Funds, NAD benefited from being the most heavily weighted in the longer part of the curve, while NMO's duration was slightly short of our target, which hampered its performance.

As mentioned earlier, our duration strategies in NZF included using derivative positions during the first part of this period to synthetically extend its duration. These derivative positions performed well and had a positive impact on NZF's total return performance.

While yield curve positioning and duration played important roles in performance, credit exposure was also a significant factor. As noted earlier, demand for municipal bonds increased among both institutional and individual investors during this period. This increase was driven by a variety of factors, including concerns about potential tax increases, the need to rebalance portfolio allocations and a growing appetite for additional risk. At the same time, the supply of new tax-exempt municipal securities declined. As investors bid up municipal bond prices, bonds rated BBB or below and non-rated bonds generally outperformed those rated AAA. In this environment, allocations of bonds rated BBB or below and non-rated bonds generally made positive relative contributions to the Funds' performances.

Holdings that generally contributed positively to the Funds' performances included industrial development revenue (IDR), housing and health care bonds, as well as education, water and sewer, transportation and special tax bonds. Zero coupon bonds and credits backed by the 1998 master tobacco settlement agreement also posted strong returns.

Pre-refunded bonds, which are often backed by U.S. Treasury securities and which had been one of the top performing segments of the municipal bond market over the past two years, performed especially poorly during this period. This underperformance can be attributed primarily to these bonds' shorter effective maturities and higher credit quality. As of October 31, 2009, NXZ and NMO had the heaviest weightings in pre-refunded bonds, while NAD had the smallest. Other market segments that detracted from relative performance included resource recovery, leasing and electric utility bonds. These were the only three revenue sectors that failed to outperform the overall municipal market during this period. Many general obligation bonds also failed to keep pace with the overall municipal market.

All six Funds' returns were negatively impacted to varying degrees by their holdings of AMBAC-Insured bonds issued for the Las Vegas monorail project, that links various casinos on the Las Vegas strip. The project has struggled to build ridership and turn a profit, and proposals to extend the monorail to McCarran International Airport remained on hold.

                                                            Nuveen Investments 5

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of these Funds relative to the comparative index was the Funds' use of financial leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional risk-- especially when market conditions are unfavorable. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when bond prices generally are rising.

Over the early part of this period, leverage hampered the performance of the Funds using this strategy. However, leverage made a significant positive contribution to those Funds returns over much of 2009, which can be seen in their twelve-month performance shown on page four.

RECENT DEVELOPMENTS REGARDING THE FUNDS' LEVERAGED CAPITAL STRUCTURE

As noted in the last several shareholder reports, the auction rate preferred shares issued by many closed-end funds, including these Nuveen Funds, have been hampered by a lack of liquidity since February 2008. Since that time, more auction rate preferred shares have been submitted for sale in their regularly scheduled auctions than there have been offers to buy. In fact, offers to buy have been almost completely non-existent since late February 2008. This means that these auctions have "failed to clear," and that many, or all, of the auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This lack of liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares. In the recent market, with short-term rates at multi-generational lows, those maximum rates also have been low.

One continuing implication for common shareholders from the auction failures is that each Fund's cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, each Fund's common share earnings likely have been incrementally lower at times than they otherwise might have been.

6 Nuveen Investments

As noted in past shareholder reports, the Funds' Board of Directors/Trustees authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares. The amount of TOBs that a Fund may use varies according to the composition of each Fund's portfolio. Some Funds have a greater ability to use TOBs than others. As of October 31, 2009, some Funds have issued Variable Rate Demand Preferred Shares (VRDP), but these issuances have been limited since it has been difficult to find liquidity facilities on economically viable terms given the constrained credit environment. Some Funds also have issued MuniFund Term Preferred (MTP), a fixed-rate form of preferred stock with a mandatory redemption period of five years. However, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

As of October 31, 2009, the amount of auction rate preferred securities redeemed by the Funds are as shown in the accompanying table.

                                                 AUCTION RATE      % OF ORIGINAL
                                             PREFERRED SHARES       AUCTION RATE
FUND                                                 REDEEMED   PREFERRED SHARES
--------------------------------------------------------------------------------
NPP                                             $  59,100,000              12.3%
NMA                                             $  64,800,000              18.1%
NMO                                             $  33,325,000               8.8%
NAD                                             $  33,200,000              11.3%
NXZ                                             $ 222,000,000             100.0%
NZF                                             $  75,050,000              24.1%
--------------------------------------------------------------------------------

As noted in the past shareholder reports, all of NXZ's redemptions were achieved through the issuance of VRDP in conjunction with the proceeds from the creation of TOBs. VRDP is a new instrument designed to replace the auction rate preferred shares used as leverage in Nuveen closed-end funds. VRDP is offered only to qualified institutional buyers, defined pursuant to Rule 144A under the Securities Act of 1933. As of October 31, 2009, NXZ had issued $196 million of VRDP.

As of October 31, 2009, 75 out of the 88 Nuveen closed-end municipal funds that had issued auction rate preferred shares have redeemed, at par, all or a portion of these shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to approximately $2.4 billion of the original $11 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

                                                            Nuveen Investments 7

Common Share Dividend and Share Price Information

During the twelve-month reporting period ended October 31, 2009, NPP, NMA, NMO and NZF each had three monthly dividend increases, NAD had two increases and NXZ had one monthly dividend increase.

Due to normal portfolio activity, common shareholders of the following Funds received net ordinary income distributions at the end of December 2008 as follows:

                                                             NET ORDINARY INCOME
FUND                                                                 (PER SHARE)
--------------------------------------------------------------------------------
NPP                                                                     $ 0.0007
NMA                                                                     $ 0.0021
NZF                                                                     $ 0.0057
--------------------------------------------------------------------------------

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2009, all of the Funds in this report had positive UNII balances for both tax and financial statement purposes.

COMMON SHARE REPURCHASES AND SHARE PRICE INFORMATION

Since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding common shares.

8 Nuveen Investments

As of October 31, 2009, the Funds' common share prices were trading at discounts (-) to their common share NAVs as shown in the accompanying table.

                                                 10/31/09   TWELVE-MONTH AVERAGE
FUND                                         (-) DISCOUNT           (-) DISCOUNT
--------------------------------------------------------------------------------
NPP                                                -7.16%                 -8.98%
NMA                                                -4.76%                 -4.93%
NMO                                                -1.99%                 -7.85%
NAD                                                -7.20%                 -7.60%
NXZ                                                -2.15%                 -5.90%
NZF                                                -5.71%                 -8.70%
--------------------------------------------------------------------------------

                                                            Nuveen Investments 9

NPP Performance OVERVIEW | Nuveen Performance Plus Municipal Fund, Inc. as of October 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   13.48
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   14.52
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -7.16%
--------------------------------------------------------------------------------
Market Yield                                                               6.41%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                8.90%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 869,873
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.85
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.08
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/22/89)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                        24.78%      21.20%
--------------------------------------------------------------------------------
5-Year                                                         3.86%       3.75%
--------------------------------------------------------------------------------
10-Year                                                        6.82%       6.54%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Illinois                                                                   15.9%
--------------------------------------------------------------------------------
California                                                                 10.5%
--------------------------------------------------------------------------------
Colorado                                                                    5.4%
--------------------------------------------------------------------------------
Ohio                                                                        5.1%
--------------------------------------------------------------------------------
Florida                                                                     5.0%
--------------------------------------------------------------------------------
New Jersey                                                                  5.0%
--------------------------------------------------------------------------------
New York                                                                    4.4%
--------------------------------------------------------------------------------
Texas                                                                       4.4%
--------------------------------------------------------------------------------
Massachusetts                                                               4.0%
--------------------------------------------------------------------------------
Indiana                                                                     3.7%
--------------------------------------------------------------------------------
Washington                                                                  3.5%
--------------------------------------------------------------------------------
Michigan                                                                    3.2%
--------------------------------------------------------------------------------
Pennsylvania                                                                2.3%
--------------------------------------------------------------------------------
Utah                                                                        2.2%
--------------------------------------------------------------------------------
Wisconsin                                                                   2.0%
--------------------------------------------------------------------------------
Louisiana                                                                   1.9%
--------------------------------------------------------------------------------
South Carolina                                                              1.9%
--------------------------------------------------------------------------------
Minnesota                                                                   1.9%
--------------------------------------------------------------------------------
Nevada                                                                      1.7%
--------------------------------------------------------------------------------
Iowa                                                                        1.6%
--------------------------------------------------------------------------------
Other                                                                      14.4%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            21.7%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     16.0%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     13.9%
--------------------------------------------------------------------------------
Transportation                                                             11.9%
--------------------------------------------------------------------------------
Health Care                                                                10.6%
--------------------------------------------------------------------------------
Utilities                                                                   9.2%
--------------------------------------------------------------------------------
Consumer Staples                                                            6.3%
--------------------------------------------------------------------------------
Other                                                                      10.4%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   43%
AA                                                                           16%
A                                                                            25%
BBB                                                                          12%
BB or Lower                                                                   1%
N/R                                                                           3%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                  [BAR CHART]

Nov                                                                     $ 0.0605
Dec                                                                       0.0605
Jan                                                                       0.0605
Feb                                                                       0.0605
Mar                                                                       0.0645
Apr                                                                       0.0645
May                                                                       0.0680
Jun                                                                       0.0680
Jul                                                                       0.0680
Aug                                                                       0.0680
Sep                                                                       0.0720
Oct                                                                       0.0720

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                                $  11.68
                                                                           11.86
                                                                           11.50
                                                                           10.08
                                                                           11.10
                                                                           10.39
                                                                            9.40
                                                                           10.39
                                                                           10.49
                                                                           11.55
                                                                           12.29
                                                                           12.30
                                                                           12.17
                                                                           12.17
                                                                           12.15
                                                                           12.06
                                                                           11.39
                                                                           11.75
                                                                           11.12
                                                                           11.68
                                                                           11.79
                                                                           12.03
                                                                           12.02
                                                                           11.96
                                                                           12.11
                                                                           12.20
                                                                           12.52
                                                                           12.88
                                                                           12.84
                                                                           12.84
                                                                           12.82
                                                                           12.78
                                                                           12.35
                                                                           12.32
                                                                           12.70
                                                                           12.80
                                                                           12.95
                                                                           12.99
                                                                           13.06
                                                                           13.07
                                                                           13.22
                                                                           13.12
                                                                           13.28
                                                                           13.38
                                                                           13.67
                                                                           13.90
                                                                           14.02
                                                                           14.14
                                                                           14.30
                                                                           14.02
                                                                           13.48
                                                                           13.70
10/31/09                                                                   13.48

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a net ordinary income distribution in December 2008 of $0.007 per share.

10 Nuveen Investments

NMA Performance OVERVIEW | Nuveen Municipal Advantage Fund, Inc. as of October 31, 2009

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   38%
AA                                                                           23%
A                                                                            20%
BBB                                                                          14%
BB or Lower                                                                   4%
N/R                                                                           1%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                  [BAR CHART]
Nov                                                                     $ 0.0660
Dec                                                                       0.0660
Jan                                                                       0.0660
Feb                                                                       0.0660
Mar                                                                       0.0680
Apr                                                                       0.0680
May                                                                       0.0715
Jun                                                                       0.0715
Jul                                                                       0.0715
Aug                                                                       0.0715
Sep                                                                       0.0760
Oct                                                                       0.0760

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                                $  11.60
                                                                           12.09
                                                                           11.45
                                                                           10.07
                                                                           10.45
                                                                            9.60
                                                                            8.88
                                                                           10.31
                                                                           10.15
                                                                           10.95
                                                                           12.20
                                                                           11.96
                                                                           11.84
                                                                           12.12
                                                                           12.75
                                                                           12.33
                                                                           11.15
                                                                           12.12
                                                                           11.19
                                                                           11.60
                                                                           11.79
                                                                           11.92
                                                                           11.70
                                                                           11.86
                                                                           12.01
                                                                           12.35
                                                                           12.32
                                                                           12.62
                                                                           12.80
                                                                           12.91
                                                                           12.79
                                                                           12.95
                                                                           12.69
                                                                           12.80
                                                                           12.64
                                                                           12.79
                                                                           13.00
                                                                           13.18
                                                                           13.21
                                                                           13.38
                                                                           12.89
                                                                           12.83
                                                                           13.17
                                                                           13.24
                                                                           13.67
                                                                           13.81
                                                                           14.23
                                                                           14.24
                                                                           14.37
                                                                           14.30
                                                                           13.53
                                                                           13.80
10/31/09                                                                   13.41

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   13.41
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   14.08
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -4.76%
--------------------------------------------------------------------------------
Market Yield                                                               6.80%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                9.44%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 608,813
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.44
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.30
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/89)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                        25.70%      23.89%
--------------------------------------------------------------------------------
5-Year                                                         3.00%       3.40%
--------------------------------------------------------------------------------
10-Year                                                        6.58%       6.54%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                 11.6%
--------------------------------------------------------------------------------
Illinois                                                                   10.1%
--------------------------------------------------------------------------------
Louisiana                                                                   8.9%
--------------------------------------------------------------------------------
Washington                                                                  8.9%
--------------------------------------------------------------------------------
Texas                                                                       8.8%
--------------------------------------------------------------------------------
New York                                                                    5.7%
--------------------------------------------------------------------------------
Colorado                                                                    5.2%
--------------------------------------------------------------------------------
Ohio                                                                        4.9%
--------------------------------------------------------------------------------
Puerto Rico                                                                 3.1%
--------------------------------------------------------------------------------
Florida                                                                     2.8%
--------------------------------------------------------------------------------
Tennessee                                                                   2.5%
--------------------------------------------------------------------------------
Nevada                                                                      2.3%
--------------------------------------------------------------------------------
New Jersey                                                                  2.3%
--------------------------------------------------------------------------------
Indiana                                                                     2.2%
--------------------------------------------------------------------------------
South Carolina                                                              2.1%
--------------------------------------------------------------------------------
Wisconsin                                                                   1.8%
--------------------------------------------------------------------------------
Massachusetts                                                               1.6%
--------------------------------------------------------------------------------
North Carolina                                                              1.6%
--------------------------------------------------------------------------------
Other                                                                      13.6%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            25.9%
--------------------------------------------------------------------------------
Health Care                                                                17.2%
--------------------------------------------------------------------------------
Utilities                                                                  14.0%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     11.3%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      9.3%
--------------------------------------------------------------------------------
Transportation                                                              8.4%
--------------------------------------------------------------------------------
Other                                                                      13.9%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a net ordinary income distribution in December 2008 of $0.0021 per share.

                                                           Nuveen Investments 11

NMO Performance OVERVIEW | Nuveen Municipal Market Opportunity Fund, Inc. as of October 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   13.32
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   13.59
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -1.99%
--------------------------------------------------------------------------------
Market Yield                                                               6.67%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                9.26%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 619,319
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.41
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                10.72
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/21/90)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                        23.67%      18.30%
--------------------------------------------------------------------------------
5-Year                                                         4.41%       3.03%
--------------------------------------------------------------------------------
10-Year                                                        6.29%       5.71%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Texas                                                                       9.8%
--------------------------------------------------------------------------------
Washington                                                                  9.7%
--------------------------------------------------------------------------------
California                                                                  9.1%
--------------------------------------------------------------------------------
Illinois                                                                    9.1%
--------------------------------------------------------------------------------
Minnesota                                                                   5.2%
--------------------------------------------------------------------------------
Ohio                                                                        4.7%
--------------------------------------------------------------------------------
Colorado                                                                    4.4%
--------------------------------------------------------------------------------
New Jersey                                                                  4.3%
--------------------------------------------------------------------------------
South Carolina                                                              3.9%
--------------------------------------------------------------------------------
Puerto Rico                                                                 3.4%
--------------------------------------------------------------------------------
Georgia                                                                     3.1%
--------------------------------------------------------------------------------
Pennsylvania                                                                2.9%
--------------------------------------------------------------------------------
North Dakota                                                                2.8%
--------------------------------------------------------------------------------
New York                                                                    2.7%
--------------------------------------------------------------------------------
Massachusetts                                                               2.7%
--------------------------------------------------------------------------------
Indiana                                                                     1.7%
--------------------------------------------------------------------------------
Oregon                                                                      1.6%
--------------------------------------------------------------------------------
North Carolina                                                              1.6%
--------------------------------------------------------------------------------
Michigan                                                                    1.6%
--------------------------------------------------------------------------------
Louisiana                                                                   1.5%
--------------------------------------------------------------------------------
Other                                                                      14.2%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            28.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     14.5%
--------------------------------------------------------------------------------
Transportation                                                             13.4%
--------------------------------------------------------------------------------
Health Care                                                                11.2%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     11.2%
--------------------------------------------------------------------------------
Utilities                                                                   7.2%
--------------------------------------------------------------------------------
Other                                                                      13.9%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   46%
AA                                                                           19%
A                                                                            24%
BBB                                                                           8%
BB or Lower                                                                   3%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Nov                                                                     $ 0.0630
Dec                                                                       0.0630
Jan                                                                       0.0630
Feb                                                                       0.0630
Mar                                                                       0.0645
Apr                                                                       0.0645
May                                                                       0.0690
Jun                                                                       0.0690
Jul                                                                       0.0690
Aug                                                                       0.0690
Sep                                                                       0.0740
Oct                                                                       0.0740

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                                $  11.37
                                                                           11.63
                                                                           11.15
                                                                            9.86
                                                                           10.15
                                                                            9.50
                                                                            9.03
                                                                            9.71
                                                                            9.94
                                                                           10.87
                                                                           11.35
                                                                           11.27
                                                                           11.32
                                                                           11.54
                                                                           11.78
                                                                           11.75
                                                                           10.83
                                                                           11.36
                                                                           10.59
                                                                           10.96
                                                                           11.23
                                                                           11.27
                                                                           11.20
                                                                           11.25
                                                                           11.43
                                                                           11.69
                                                                           11.79
                                                                           11.97
                                                                           12.10
                                                                           12.26
                                                                           12.22
                                                                           12.10
                                                                           11.84
                                                                           11.84
                                                                           11.89
                                                                           11.90
                                                                           11.99
                                                                           12.11
                                                                           12.37
                                                                           12.56
                                                                           12.79
                                                                           12.84
                                                                           12.82
                                                                           12.84
                                                                           13.25
                                                                           13.30
                                                                           13.40
                                                                           13.32
                                                                           13.54
                                                                           13.63
                                                                           12.92
                                                                           13.38
10/31/09                                                                   13.32

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

12 Nuveen Investments

NAD Performance OVERVIEW | Nuveen Dividend Advantage Municipal Fund as of October 31, 2009

CREDIT QUALITY (AS A % OF MUNICIPAL BONDS)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   28%
AA                                                                           27%
A                                                                            27%
BBB                                                                           9%
BB or Lower                                                                   6%
N/R                                                                           3%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                  [BAR CHART]

Nov                                                                     $ 0.0655
Dec                                                                       0.0655
Jan                                                                       0.0655
Feb                                                                       0.0655
Mar                                                                       0.0655
Apr                                                                       0.0655
May                                                                       0.0715
Jun                                                                       0.0715
Jul                                                                       0.0715
Aug                                                                       0.0715
Sep                                                                       0.0740
Oct                                                                       0.0740

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                                $  10.68
                                                                           11.23
                                                                           10.71
                                                                            9.36
                                                                           10.30
                                                                            8.94
                                                                            8.46
                                                                            9.75
                                                                            9.73
                                                                           10.46
                                                                           11.39
                                                                           11.25
                                                                           11.07
                                                                           11.30
                                                                           11.60
                                                                           11.53
                                                                           10.81
                                                                           11.30
                                                                           10.35
                                                                           10.74
                                                                           10.86
                                                                           11.22
                                                                           11.01
                                                                           10.98
                                                                           11.25
                                                                           11.49
                                                                           11.80
                                                                           12.11
                                                                           12.20
                                                                           12.50
                                                                           12.50
                                                                           12.44
                                                                           12.13
                                                                           12.28
                                                                           12.24
                                                                           12.32
                                                                           12.50
                                                                           12.58
                                                                           12.67
                                                                           12.64
                                                                           12.73
                                                                           12.54
                                                                           12.75
                                                                           12.84
                                                                           13.41
                                                                           13.63
                                                                           13.96
                                                                           13.89
                                                                           13.94
                                                                           13.65
                                                                           13.04
                                                                           13.19
10/31/09                                                                   12.89

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   12.89
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   13.89
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -7.20%
--------------------------------------------------------------------------------
Market Yield                                                               6.89%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                9.57%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 545,534
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          16.74
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                11.96
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL
RETURN (Inception 5/26/99)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                        28.86%      25.78%
--------------------------------------------------------------------------------
5-Year                                                         2.75%       3.58%
--------------------------------------------------------------------------------
10-Year                                                        5.95%       7.24%
--------------------------------------------------------------------------------

STATES
(as a % of municipal bonds)
--------------------------------------------------------------------------------
Illinois                                                                   20.1%
--------------------------------------------------------------------------------
Washington                                                                  7.2%
--------------------------------------------------------------------------------
Florida                                                                     7.1%
--------------------------------------------------------------------------------
New York                                                                    5.5%
--------------------------------------------------------------------------------
Louisiana                                                                   5.0%
--------------------------------------------------------------------------------
Wisconsin                                                                   4.6%
--------------------------------------------------------------------------------
New Jersey                                                                  4.6%
--------------------------------------------------------------------------------
Pennsylvania                                                                4.6%
--------------------------------------------------------------------------------
California                                                                  4.3%
--------------------------------------------------------------------------------
Texas                                                                       4.2%
--------------------------------------------------------------------------------
Colorado                                                                    3.7%
--------------------------------------------------------------------------------
Indiana                                                                     3.5%
--------------------------------------------------------------------------------
Ohio                                                                        3.3%
--------------------------------------------------------------------------------
Puerto Rico                                                                 3.3%
--------------------------------------------------------------------------------
Michigan                                                                    2.7%
--------------------------------------------------------------------------------
Rhode Island                                                                2.4%
--------------------------------------------------------------------------------
Other                                                                      13.9%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     19.6%
--------------------------------------------------------------------------------
Health Care                                                                19.2%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     14.9%
--------------------------------------------------------------------------------
Transportation                                                             13.2%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                             7.7%
--------------------------------------------------------------------------------
Utilities                                                                   6.4%
--------------------------------------------------------------------------------
Consumer Staples                                                            6.0%
--------------------------------------------------------------------------------
Other                                                                      13.0%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 13

NXZ Performance OVERVIEW | Nuveen Dividend Advantage Municipal Fund 2 as of October 31, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   14.14
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   14.45
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -2.15%
--------------------------------------------------------------------------------
Market Yield                                                               6.62%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                9.19%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 425,253
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          15.82
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 8.62
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                        22.63%      21.41%
--------------------------------------------------------------------------------
5-Year                                                         4.63%       4.72%
--------------------------------------------------------------------------------
Since Inception                                                5.81%       6.55%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Texas                                                                      17.7%
--------------------------------------------------------------------------------
Illinois                                                                    9.0%
--------------------------------------------------------------------------------
California                                                                  8.2%
--------------------------------------------------------------------------------
Michigan                                                                    7.8%
--------------------------------------------------------------------------------
Colorado                                                                    6.7%
--------------------------------------------------------------------------------
New York                                                                    6.4%
--------------------------------------------------------------------------------
New Mexico                                                                  3.9%
--------------------------------------------------------------------------------
Louisiana                                                                   3.3%
--------------------------------------------------------------------------------
Minnesota                                                                   3.2%
--------------------------------------------------------------------------------
Alabama                                                                     3.2%
--------------------------------------------------------------------------------
Florida                                                                     2.9%
--------------------------------------------------------------------------------
Washington                                                                  2.8%
--------------------------------------------------------------------------------
Kansas                                                                      2.7%
--------------------------------------------------------------------------------
Massachusetts                                                               2.4%
--------------------------------------------------------------------------------
Pennsylvania                                                                2.3%
--------------------------------------------------------------------------------
Indiana                                                                     2.2%
--------------------------------------------------------------------------------
Oregon                                                                      2.1%
--------------------------------------------------------------------------------
Other                                                                      13.2%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            30.8%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     18.5%
--------------------------------------------------------------------------------
Health Care                                                                14.5%
--------------------------------------------------------------------------------
Transportation                                                             12.6%
--------------------------------------------------------------------------------
Consumer Staples                                                            6.7%
--------------------------------------------------------------------------------
Utilities                                                                   5.2%
--------------------------------------------------------------------------------
Other                                                                      11.7%
--------------------------------------------------------------------------------

CREDIT QUALITY (AS A % OF TOTAL INVESTMENTS)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   45%
AA                                                                           11%
A                                                                            24%
BBB                                                                          10%
BB or Lower                                                                   8%
N/R                                                                           2%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE

                                   [BAR CHART]

Nov                                                                     $ 0.0730
Dec                                                                       0.0730
Jan                                                                       0.0730
Feb                                                                       0.0730
Mar                                                                       0.0730
Apr                                                                       0.0730
May                                                                       0.0730
Jun                                                                       0.0730
Jul                                                                       0.0730
Aug                                                                       0.0730
Sep                                                                       0.0780
Oct                                                                       0.0780

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                                $  12.10
                                                                           12.40
                                                                           11.45
                                                                           10.42
                                                                           11.20
                                                                           10.19
                                                                            9.62
                                                                           10.78
                                                                           11.75
                                                                           11.90
                                                                           12.66
                                                                           12.63
                                                                           12.53
                                                                           12.96
                                                                           13.07
                                                                           12.71
                                                                           11.69
                                                                           12.57
                                                                           11.60
                                                                           11.69
                                                                           11.70
                                                                           11.97
                                                                           12.24
                                                                           12.45
                                                                           12.46
                                                                           12.39
                                                                           12.76
                                                                           12.96
                                                                           13.08
                                                                           12.91
                                                                           12.98
                                                                           13.15
                                                                           12.85
                                                                           12.66
                                                                           12.67
                                                                           12.76
                                                                           12.75
                                                                           12.86
                                                                           12.96
                                                                           13.13
                                                                           13.13
                                                                           12.89
                                                                           13.24
                                                                           13.43
                                                                           13.79
                                                                           14.09
                                                                           14.25
                                                                           14.19
                                                                           14.37
                                                                           14.30
                                                                           13.75
                                                                           14.45
10/31/09                                                                   14.14

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

14 Nuveen Investments

NZF Performance OVERVIEW | Nuveen Dividend Advantage Municipal Fund 3 as of October 31, 2009

CREDIT QUALITY (AS A % OF MUNICIPAL BONDS)

                                   [PIE CHART]

AAA/U.S.
Guaranteed                                                                   41%
AA                                                                           19%
A                                                                            21%
BBB                                                                           7%
BB or Lower                                                                   3%
N/R                                                                           9%

2008-2009 MONTHLY TAX-FREE DIVIDENDS PER COMMON SHARE(2)

                                  [BAR CHART]

Nov                                                                     $ 0.0665
Dec                                                                       0.0665
Jan                                                                       0.0665
Feb                                                                       0.0665
Mar                                                                       0.0680
Apr                                                                       0.0680
May                                                                       0.0735
Jun                                                                       0.0735
Jul                                                                       0.0735
Aug                                                                       0.0735
Sep                                                                       0.0745
Oct                                                                       0.0745

COMMON SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE

                                  [LINE CHART]

11/01/08                                                                $  10.72
                                                                           11.39
                                                                           10.64
                                                                            9.25
                                                                           10.20
                                                                            9.26
                                                                            8.86
                                                                            9.80
                                                                            9.77
                                                                           10.59
                                                                           11.56
                                                                           11.67
                                                                           11.37
                                                                           11.95
                                                                           12.42
                                                                           11.95
                                                                           10.71
                                                                           11.40
                                                                           10.74
                                                                           11.14
                                                                           11.09
                                                                           11.37
                                                                           11.33
                                                                           11.50
                                                                           11.80
                                                                           11.92
                                                                           12.25
                                                                           12.46
                                                                           12.50
                                                                           12.70
                                                                           12.61
                                                                           12.66
                                                                           12.29
                                                                           12.42
                                                                           12.52
                                                                           12.51
                                                                           12.60
                                                                           12.67
                                                                           12.80
                                                                           13.04
                                                                           12.99
                                                                           12.99
                                                                           13.16
                                                                           13.44
                                                                           13.59
                                                                           13.83
                                                                           13.86
                                                                           13.78
                                                                           13.97
                                                                           13.74
                                                                           13.26
                                                                           13.54
10/31/09                                                                   13.38

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $   13.38
--------------------------------------------------------------------------------
Common Share Net Asset Value                                          $   14.19
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -5.71%
--------------------------------------------------------------------------------
Market Yield                                                               6.68%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(1)                                                9.28%
--------------------------------------------------------------------------------
Net Assets Applicable to Common Shares ($000)                         $ 573,088
--------------------------------------------------------------------------------
Average Effective Maturity on Securities (Years)                          14.56
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 9.33
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
--------------------------------------------------------------------------------
                                                      ON SHARE PRICE      ON NAV
--------------------------------------------------------------------------------
1-Year                                                        33.89%      25.08%
--------------------------------------------------------------------------------
5-Year                                                         4.71%       4.42%
--------------------------------------------------------------------------------
Since Inception                                                5.00%       6.05%
--------------------------------------------------------------------------------

STATES
(as a % of municipal bonds)
--------------------------------------------------------------------------------
Texas                                                                      13.3%
--------------------------------------------------------------------------------
Washington                                                                 10.9%
--------------------------------------------------------------------------------
Illinois                                                                   10.0%
--------------------------------------------------------------------------------
California                                                                  8.9%
--------------------------------------------------------------------------------
Michigan                                                                    6.4%
--------------------------------------------------------------------------------
Colorado                                                                    4.4%
--------------------------------------------------------------------------------
Iowa                                                                        4.1%
--------------------------------------------------------------------------------
Indiana                                                                     3.9%
--------------------------------------------------------------------------------
Wisconsin                                                                   3.0%
--------------------------------------------------------------------------------
Louisiana                                                                   2.8%
--------------------------------------------------------------------------------
New York                                                                    2.7%
--------------------------------------------------------------------------------
New Jersey                                                                  2.6%
--------------------------------------------------------------------------------
Kentucky                                                                    2.3%
--------------------------------------------------------------------------------
Missouri                                                                    2.0%
--------------------------------------------------------------------------------
Maryland                                                                    2.0%
--------------------------------------------------------------------------------
Oregon                                                                      1.7%
--------------------------------------------------------------------------------
Massachusetts                                                               1.6%
--------------------------------------------------------------------------------
Georgia                                                                     1.6%
--------------------------------------------------------------------------------
Ohio                                                                        1.5%
--------------------------------------------------------------------------------
Other                                                                      14.3%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            23.0%
--------------------------------------------------------------------------------
Transportation                                                             16.4%
--------------------------------------------------------------------------------
Health Care                                                                15.1%
--------------------------------------------------------------------------------
Tax Obligation/General                                                      9.8%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      7.0%
--------------------------------------------------------------------------------
Utilities                                                                   5.5%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           4.8%
--------------------------------------------------------------------------------
Water and Sewer                                                             4.5%
--------------------------------------------------------------------------------
Other                                                                      13.9%
--------------------------------------------------------------------------------

(1) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(2) The Fund paid shareholders a net ordinary income distribution in December 2008 of $0.0057 per share.

                                                           Nuveen Investments 15

NPP NMA NMO | Shareholder Meeting Report

The annual meeting of shareholders was held on July 28, 2009, in the Lobby Conference Room, 333 West Wacker Drive, Chicago, IL 60606; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to September 1, 2009, and then adjourned to October 13, 2009, for NPP, NMO, NAD and NZF; NPP and NMO additionally adjourned to November 24, 2009.

                                                       NPP                           NMA                           NMO
----------------------------------------------------------------------------------------------------------------------------------
                                             Common and                    Common and                    Common and
                                              Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                          shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                               together       together       together       together       together       together
                                             as a class     as a class     as a class     as a class     as a class     as a class
----------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES AND
BELOW INVESTMENT GRADE SECURITIES.
   For                                       31,433,513          6,796     21,719,305          5,474     22,525,244          5,444
   Against                                    2,478,919          1,559      1,364,528            552      1,805,774          1,058
   Abstain                                    1,145,311             76        725,135             49        823,954            117
   Broker Non-Votes                           9,426,679          2,217      5,479,006            713      6,932,141          2,588
----------------------------------------------------------------------------------------------------------------------------------
   Total                                     44,484,422         10,648     29,287,974          6,788     32,087,113          9,207
==================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES FOR THE FUND.
   For                                       31,582,135          6,806     21,848,736          5,484     22,665,729          5,498
   Against                                    2,348,702          1,545      1,200,988            542      1,661,673          1,004
   Abstain                                    1,126,906             80        759,244             49        827,570            117
   Broker Non-Votes                           9,426,679          2,217      5,479,006            713      6,932,141          2,588
----------------------------------------------------------------------------------------------------------------------------------
   Total                                     44,484,422         10,648     29,287,974          6,788     32,087,113          9,207
==================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO INVESTING
IN OTHER INVESTMENT COMPANIES.
   For                                       30,959,042          6,932     21,153,600          5,477     22,336,739          5,485
   Against                                    2,910,753          1,419      1,406,742            549      1,807,293          1,017
   Abstain                                    1,187,948             80      1,248,626             49      1,010,940            117
   Broker Non-Votes                           9,426,679          2,217      5,479,006            713      6,932,141          2,588
----------------------------------------------------------------------------------------------------------------------------------
   Total                                     44,484,422         10,648     29,287,974          6,788     32,087,113          9,207
==================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                       30,884,377          6,787     21,164,190          5,495     22,343,721          5,498
   Against                                    2,987,051          1,549      1,471,801            531      1,878,626          1,004
   Abstain                                    1,186,315             95      1,172,977             49        932,625            117
   Broker Non-Votes                           9,426,679          2,217      5,479,006            713      6,932,141          2,588
----------------------------------------------------------------------------------------------------------------------------------
   Total                                     44,484,422         10,648     29,287,974          6,788     32,087,113          9,207
==================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                       30,507,444          6,809     21,045,007          5,479     22,253,938          5,483
   Against                                    3,326,433          1,542      1,487,869            547      1,904,764          1,019
   Abstain                                    1,223,866             80      1,276,092             49        996,270            117
   Broker Non-Votes                           9,426,679          2,217      5,479,006            713      6,932,141          2,588
----------------------------------------------------------------------------------------------------------------------------------
   Total                                     44,484,422         10,648     29,287,974          6,788     32,087,113          9,207
==================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                       30,491,998          6,732     21,032,759          5,479     22,208,659          5,494
   Against                                    3,317,878          1,550      1,496,433            547      1,930,067          1,008
   Abstain                                    1,247,867            149      1,279,776             49      1,016,246            117
   Broker Non-Votes                           9,426,679          2,217      5,479,006            713      6,932,141          2,588
----------------------------------------------------------------------------------------------------------------------------------
   Total                                     44,484,422         10,648     29,287,974          6,788     32,087,113          9,207
==================================================================================================================================

16 Nuveen Investments

                                                       NPP                           NMA                           NMO
----------------------------------------------------------------------------------------------------------------------------------
                                             Common and                    Common and                    Common and
                                              Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                          shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                               together       together       together       together       together       together
                                             as a class     as a class     as a class     as a class     as a class     as a class
----------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
John P. Amboian
   For                                       41,964,332             --     28,092,357             --     30,393,214             --
   Withhold                                   2,074,388             --      1,195,617             --      1,515,329             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                     44,038,720             --     29,287,974             --     31,908,543             --
==================================================================================================================================
Robert P. Bremner
   For                                       41,949,476             --     28,079,352             --     30,378,336             --
   Withhold                                   2,089,244             --      1,208,622             --      1,530,207             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                     44,038,720             --     29,287,974             --     31,908,543             --
==================================================================================================================================
Jack B. Evans
   For                                       41,938,440             --     28,089,629             --     30,372,691             --
   Withhold                                   2,100,280             --      1,198,345             --      1,535,852             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                     44,038,720             --     29,287,974             --     31,908,543             --
==================================================================================================================================
William C. Hunter
   For                                               --          9,292             --          6,354             --          8,287
   Withhold                                          --          1,316             --            434             --            819
----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --         10,608             --          6,788             --          9,106
==================================================================================================================================
David J. Kundert
   For                                       41,962,180             --     28,084,949             --     30,369,255             --
   Withhold                                   2,076,540             --      1,203,025             --      1,539,288             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                     44,038,720             --     29,287,974             --     31,908,543             --
==================================================================================================================================
William J. Schneider
   For                                               --          9,305             --          6,354             --          8,287
   Withhold                                          --          1,303             --            434             --            819
----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --         10,608             --          6,788             --          9,106
==================================================================================================================================
Judith M. Stockdale
   For                                       41,970,976             --     28,045,115             --     30,335,174             --
   Withhold                                   2,067,744             --      1,242,859             --      1,573,369             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                     44,038,720             --     29,287,974             --     31,908,543             --
==================================================================================================================================
Carole E. Stone
   For                                       41,956,447             --     28,077,114             --     30,371,410             --
   Withhold                                   2,082,273             --      1,210,860             --      1,537,133             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                     44,038,720             --     29,287,974             --     31,908,543             --
==================================================================================================================================
Terence J. Toth
   For                                       41,982,487             --     28,088,649             --     30,395,734             --
   Withhold                                   2,056,233             --      1,199,325             --      1,512,809             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                     44,038,720             --     29,287,974             --     31,908,543             --
==================================================================================================================================

                                                           Nuveen Investments 17

                                                       NAD                           NXZ                           NZF
----------------------------------------------------------------------------------------------------------------------------------
                                             Common and                    Common and                    Common and
                                              Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                          shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                               together       together       together       together       together       together
                                             as a class     as a class     as a class     as a class     as a class     as a class
----------------------------------------------------------------------------------------------------------------------------------
TO APPROVE THE ELIMINATION OF THE FUND'S
FUNDAMENTAL POLICY RELATING TO
INVESTMENTS IN MUNICIPAL SECURITIES AND
BELOW INVESTMENT GRADE SECURITIES.
   For                                       19,459,793          4,867     14,582,404          1,870     19,480,124          5,458
   Against                                    1,129,444            482        773,999             --      1,351,389            811
   Abstain                                      626,016            280        413,083             --        662,571            206
   Broker Non-Votes                           5,740,623          1,401      4,706,237             --      6,694,239             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                     26,955,876          7,030     20,475,723          1,870     28,188,323          6,475
==================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO INVESTMENTS IN MUNICIPAL
SECURITIES FOR THE FUND.
   For                                       19,543,191          4,910     14,633,866          1,870     19,608,162          5,506
   Against                                    1,041,082            435        697,157             --      1,239,829            764
   Abstain                                      630,980            284        438,463             --        646,096            205
   Broker Non-Votes                           5,740,623          1,401      4,706,237             --      6,694,236             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                     26,955,876          7,030     20,475,723          1,870     28,188,323          6,475
==================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO INVESTING
IN OTHER INVESTMENT COMPANIES.
   For                                               --             --             --             --             --             --
   Against                                           --             --             --             --             --             --
   Abstain                                           --             --             --             --             --             --
   Broker Non-Votes                                  --             --             --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --             --             --             --             --             --
==================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
DERIVATIVES AND SHORT SALES.
   For                                               --             --             --             --             --             --
   Against                                           --             --             --             --             --             --
   Abstain                                           --             --             --             --             --             --
   Broker Non-Votes                                  --             --             --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --             --             --             --             --             --
==================================================================================================================================
TO APPROVE THE ELIMINATION OF THE
FUNDAMENTAL POLICY RELATING TO
COMMODITIES.
   For                                               --             --             --             --             --             --
   Against                                           --             --             --             --             --             --
   Abstain                                           --             --             --             --             --             --
   Broker Non-Votes                                  --             --             --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --             --             --             --             --             --
==================================================================================================================================
TO APPROVE THE NEW FUNDAMENTAL POLICY
RELATING TO COMMODITIES.
   For                                               --             --             --             --             --             --
   Against                                           --             --             --             --             --             --
   Abstain                                           --             --             --             --             --             --
   Broker Non-Votes                                  --             --             --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --             --             --             --             --             --
==================================================================================================================================

18 Nuveen Investments

                                                       NAD                           NXZ                           NZF
----------------------------------------------------------------------------------------------------------------------------------
                                             Common and                    Common and                    Common and
                                              Preferred      Preferred      Preferred      Preferred      Preferred      Preferred
                                          shares voting  shares voting  shares voting  shares voting  shares voting  shares voting
                                               together       together       together       together       together       together
                                             as a class     as a class     as a class      s a class     as a class     as a class
----------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS
REACHED AS FOLLOWS:
John P. Amboian
   For                                               --             --             --             --             --             --
   Withhold                                          --             --             --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --             --             --             --             --             --
==================================================================================================================================
Robert P. Bremner
   For                                       25,649,027             --     19,764,333             --     26,675,210             --
   Withhold                                   1,127,346             --        711,390             --      1,367,751             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                     26,776,373             --     20,475,723             --     28,042,961             --
==================================================================================================================================
Jack B. Evans
   For                                       25,641,454             --     19,777,740             --     26,713,383             --
   Withhold                                   1,134,919             --        697,983             --      1,329,578             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                     26,776,373             --     20,475,723             --     28,042,961             --
==================================================================================================================================
William C. Hunter
   For                                               --          6,122             --          1,870             --          5,919
   Withhold                                          --            875             --             --             --            548
----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --          6,997             --          1,870             --          6,467
==================================================================================================================================
David J. Kundert
   For                                               --             --             --             --             --             --
   Withhold                                          --             --             --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --             --             --             --             --             --
==================================================================================================================================
William J. Schneider
   For                                               --          6,122             --          1,870             --          5,919
   Withhold                                          --            875             --             --             --            548
----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --          6,997             --          1,870             --          6,467
==================================================================================================================================
Judith M. Stockdale
   For                                               --             --             --             --             --             --
   Withhold                                          --             --             --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --             --             --             --             --             --
==================================================================================================================================
Carole E. Stone
   For                                               --             --             --             --             --             --
   Withhold                                          --             --             --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --             --             --             --             --             --
==================================================================================================================================
Terence J. Toth
   For                                               --             --             --             --             --             --
   Withhold                                          --             --             --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
   Total                                             --             --             --             --             --             --
==================================================================================================================================

                                                           Nuveen Investments 19

Report of Independent Registered Public Accounting Firm

THE BOARD OF DIRECTORS/TRUSTEES AND SHAREHOLDERS
NUVEEN PERFORMANCE PLUS MUNICIPAL FUND, INC.
NUVEEN MUNICIPAL ADVANTAGE FUND, INC.
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC.
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 3

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, and Nuveen Dividend Advantage Municipal Fund 3 (the "Funds") as of October 31, 2009, and the related statements of operations and cash flows (Nuveen Performance Plus Municipal Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2 and Nuveen Dividend Advantage Municipal Fund 3 only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Performance Plus Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2, and Nuveen Dividend Advantage Municipal Fund 3 at October 31, 2009, the results of their operations and cash flows (Nuveen Performance Plus Municipal Fund, Inc., Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2 and Nuveen Dividend Advantage Municipal Fund 3 only) for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with US generally accepted accounting principles.

                                                               Ernst & Young LLP
Chicago, Illinois
December 28, 2009

20 Nuveen Investments

NPP | Nuveen Performance Plus Municipal Fund, Inc.
    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   ALABAMA - 0.1% (0.1% OF TOTAL INVESTMENTS)
                   Jefferson County, Alabama, Sewer Revenue Refunding
                   Warrants, Series 1997A:
$         1,435       5.625%, 2/01/22 - FGIC Insured                            1/10 at 100.00          Caa3   $      500,184
          1,505       5.375%, 2/01/27 - FGIC Insured                            1/10 at 100.00          Caa3          521,573
------------------------------------------------------------------------------------------------------------------------------
          2,940    Total Alabama                                                                                    1,021,757
------------------------------------------------------------------------------------------------------------------------------
                   ALASKA - 0.2% (0.1% OF TOTAL INVESTMENTS)
          2,440    Northern Tobacco Securitization Corporation, Alaska,         6/14 at 100.00          Baa3        1,621,380
                      Tobacco Settlement Asset-Backed Bonds, Series 2006A,
                      5.000%, 6/01/46
------------------------------------------------------------------------------------------------------------------------------
                   ARIZONA - 1.4% (0.9% OF TOTAL INVESTMENTS)
          1,000    Arizona State Transportation Board, Highway Revenue          7/12 at 100.00           AAA        1,112,080
                      Bonds, Series 2002B, 5.250%, 7/01/22(Pre-refunded
                      7/01/12)
                   Phoenix, Arizona, Civic Improvement Corporation, Senior
                   Lien Airport Revenue Bonds, Series 2002B:
          5,365       5.750%, 7/01/15 - FGIC Insured (Alternative Minimum Tax)  7/12 at 100.00           AA-        5,685,988
          5,055       5.750%, 7/01/16 - FGIC Insured (Alternative Minimum Tax)  7/12 at 100.00           AA-        5,307,295
------------------------------------------------------------------------------------------------------------------------------
         11,420    Total Arizona                                                                                   12,105,363
------------------------------------------------------------------------------------------------------------------------------
                   ARKANSAS - 0.4% (0.3% OF TOTAL INVESTMENTS)
          5,080    Independence County, Arkansas, Hydroelectric Power           5/13 at 100.00           N/R        2,738,120
                      Revenue Bonds, Series 2003, 5.350%, 5/01/28 - ACA
                      Insured
          1,000    Washington County, Arkansas, Hospital Revenue Bonds,         2/15 at 100.00          Baa1          877,750
                      Washington Regional Medical Center, Series 2005A,
                      5.000%, 2/01/35
------------------------------------------------------------------------------------------------------------------------------
          6,080    Total Arkansas                                                                                   3,615,870
------------------------------------------------------------------------------------------------------------------------------
                   CALIFORNIA - 15.8% (10.5% OF TOTAL INVESTMENTS)
          3,500    Alameda Corridor Transportation Authority, California,      10/17 at 100.00            A-        2,652,895
                      Subordinate Lien Revenue Bonds, Series 2004A, 0.000%,
                      10/01/25 - AMBAC Insured
         11,000    Anaheim Public Finance Authority, California,                  No Opt. Call           AAA        6,258,340
                      Subordinate Lease Revenue Bonds, Public Improvement
                      Project, Series 1997C, 0.000%, 9/01/20 - FSA Insured
                   California Department of Water Resources, Power Supply
                   Revenue Bonds, Series 2002A:
          4,000       6.000%, 5/01/15 (Pre-refunded 5/01/12)                    5/12 at 101.00           Aaa        4,533,440
          3,175       5.375%, 5/01/22 (Pre-refunded 5/01/12)                    5/12 at 101.00           Aaa        3,549,460
          3,365    California Health Facilities Financing Authority, Health     3/13 at 100.00             A        3,124,234
                      Facility Revenue Bonds, Adventist Health System/West,
                      Series 2003A, 5.000%, 3/01/33
                   California Health Facilities Financing Authority,
                   Revenue Bonds, Kaiser Permanante System, Series 2006:
          5,000       5.000%, 4/01/37                                           4/16 at 100.00            A+        4,647,900
          7,000       5.250%, 4/01/39                                           4/16 at 100.00            A+        6,696,900
          2,380    California Infrastructure Economic Development Bank,        10/11 at 101.00            A-        2,247,363
                      Revenue Bonds, J. David Gladstone Institutes, Series
                      2001, 5.250%, 10/01/34
          3,500    California Pollution Control Financing Authority,            6/17 at 100.00            A3        3,327,135
                      Revenue Bonds, Pacific Gas and Electric Company,
                      Series 2004C, 4.750%, 12/01/23 - FGIC Insured
                      (Alternative Minimum Tax)
          5,000    California, General Obligation Bonds, Series 2005,           3/16 at 100.00             A        4,778,550
                      5.000%, 3/01/31
          6,435    California, General Obligation Refunding Bonds, Series         No Opt. Call             A        7,191,048
                      2002, 6.000%, 4/01/16 - AMBAC Insured
         16,000    California, Various Purpose General Obligation Bonds,        6/17 at 100.00             A       14,977,920
                      Series 2007, 5.000%, 6/01/37
          5,000    Coast Community College District, Orange County,             8/18 at 100.00           AAA        4,087,550
                      California, General Obligation Bonds, Series 2006C,
                      5.000%, 8/01/32 - FSA Insured
          1,500    Golden State Tobacco Securitization Corporation,             6/17 at 100.00           BBB          996,585
                      California, Enhanced Tobacco Settlement Asset-Backed
                      Bonds, Series 2007A-1, 5.125%, 6/01/47
         10,000    Golden State Tobacco Securitization Corporation,             6/22 at 100.00           BBB        6,143,300
                      California, Enhanced Tobacco Settlement Asset-Backed
                      Bonds, Series 2007A-2, 0.000%, 6/01/37
         10,000    Golden State Tobacco Securitization Corporation,             6/13 at 100.00           AAA       11,701,900
                      California, Tobacco Settlement Asset-Backed Bonds,
                      Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)

                                                           Nuveen Investments 21

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   CALIFORNIA (continued)
$         3,300    M-S-R Energy Authority, California, Gas Revenue Bonds,         No Opt. Call             A   $    3,523,509
                      Citigroup Prepay Contracts, Series 2009B, 6.500%,
                      11/01/39
          1,000    Mt. Diablo Hospital District, California, Insured           12/09 at 100.00       N/R (4)        1,097,680
                      Hospital Revenue Bonds, Series 1993A, 5.125%,
                      12/01/23 - AMBAC Insured (ETM)
         13,450    Ontario Redevelopment Financing Authority, San                 No Opt. Call             A       15,121,432
                      Bernardino County, California, Revenue Refunding
                      Bonds, Redevelopment Project 1, Series 1995, 7.200%,
                      8/01/17 - NPFG Insured
          4,020    Palmdale Community Redevelopment Agency, California,           No Opt. Call           AAA        4,078,451
                      Residential Mortgage Revenue Refunding Bonds, Series
                      1991A, 7.150%, 2/01/10 (ETM)
          2,325    Palmdale Community Redevelopment Agency, California,           No Opt. Call           AAA        3,068,465
                      Restructured Single Family Mortgage Revenue Bonds,
                      Series 1986D, 8.000%, 4/01/16 (Alternative Minimum
                      Tax) (ETM)
          1,830    San Diego Public Facilities Financing Authority,             8/19 at 100.00           AA-        2,306,971
                      California, Water Utility Revenue Bonds, Tender
                      Option Bond Trust 3504, 19.428%, 8/01/39 (IF)
          2,000    San Francisco Airports Commission, California, Revenue       5/11 at 100.00            A1        2,013,340
                      Refunding Bonds, San Francisco International Airport,
                      Second Series 2001, Issue 27B, 5.125%, 5/01/26 - FGIC
                      Insured
          3,000    San Joaquin Hills Transportation Corridor Agency, Orange       No Opt. Call             A          467,400
                      County, California, Toll Road Revenue Refunding
                      Bonds, Series 1997A, 0.000%, 1/15/35 - NPFG Insured
          2,610    Tobacco Securitization Authority of Northern California,     6/15 at 100.00           BBB        2,405,454
                      Tobacco Settlement Asset-Backed Bonds, Series
                      2005A-1, 4.750%, 6/01/23
         14,160    Walnut Valley Unified School District, Los Angeles           8/11 at 103.00           AA-       16,052,342
                      County, California, General Obligation Refunding
                      Bonds, Series 1997A, 7.200%, 2/01/16 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------
        144,550    Total California                                                                               137,049,564
------------------------------------------------------------------------------------------------------------------------------
                   COLORADO - 8.1% (5.4% OF TOTAL INVESTMENTS)
          5,240    Adams 12 Five Star Schools, Adams County, Colorado,         12/15 at 100.00           AAA        5,608,896
                      General Obligation Bonds, Series 2005, 5.000%,
                      12/15/24 - FSA Insured
          3,000    Colorado Educational and Cultural Facilities Authority,      8/14 at 100.00             A        2,867,640
                      Charter School Revenue Bonds, Peak-to-Peak Charter
                      School, Series 2004, 5.250%, 8/15/34 - SYNCORA GTY
                      Insured
          7,660    Colorado Health Facilities Authority, Revenue Refunding      1/10 at 100.00            A2        7,663,524
                      and Improvement Bonds, Boulder Community Hospital,
                      Series 1994B, 5.875%, 10/01/23 - NPFG Insured
          5,860    Colorado Health Facilities Authority, Revenue Refunding      9/11 at 100.00        AA (4)        6,324,639
                      Bonds, Catholic Health Initiatives, Series 2001,
                      5.250%, 9/01/21 (Pre-refunded 9/01/11)
          4,500    Denver City and County, Colorado, Airport System Revenue    11/11 at 100.00            A+        4,593,330
                      Refunding Bonds, Series 2001A, 5.500%, 11/15/16 -
                      FGIC Insured (Alternative Minimum Tax)
         20,000    Denver Convention Center Hotel Authority, Colorado,         12/13 at 100.00       N/R (4)       22,435,400
                      Senior Revenue Bonds, Convention Center Hotel, Series
                      2003A, 5.000%, 12/01/33 (Pre-refunded 12/01/13) -
                      SYNCORA GTY Insured
         12,855    E-470 Public Highway Authority, Colorado, Senior Revenue       No Opt. Call             A        6,154,974
                      Bonds, Series 1997B, 0.000%,9/01/21 - NPFG Insured
                   E-470 Public Highway Authority, Colorado, Senior Revenue
                   Bonds, Series 2000B:
         15,700       0.000%, 9/01/32 - NPFG Insured                              No Opt. Call             A        3,327,929
         33,120       0.000%, 9/01/33 - NPFG Insured                              No Opt. Call             A        6,514,042
         18,500    E-470 Public Highway Authority, Colorado, Toll Revenue         No Opt. Call             A        3,006,250
                      Bonds, Series 2004A, 0.000%, 3/01/36 - NPFG Insured
            755    Jefferson County School District R1, Colorado, General      12/14 at 100.00           AAA          810,213
                      Obligation Bonds, Series 2004, 5.000%, 12/15/22 - FSA
                      Insured (UB)
          1,330    University of Colorado Hospital Authority, Revenue          11/09 at 101.00            A3        1,240,637
                      Bonds, Series 1999A, 5.000%, 11/15/29 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------
        128,520    Total Colorado                                                                                  70,547,474
------------------------------------------------------------------------------------------------------------------------------
                   DISTRICT OF COLUMBIA - 1.7% (1.2% OF TOTAL INVESTMENTS)
          4,870    District of Columbia Tobacco Settlement Corporation,         5/11 at 101.00           BBB        4,882,272
                      Tobacco Settlement Asset-Backed Bonds, Series 2001,
                      6.250%, 5/15/24
          5,590    District of Columbia, General Obligation Bonds, Series       6/11 at 100.00           AAA        5,666,359
                      1999B, 5.500%, 6/01/13 - FSA Insured
          5,000    Washington Convention Center Authority, District of         10/16 at 100.00             A        4,627,600
                      Columbia, Senior Lien Dedicated Tax Revenue Bonds,
                      Series 2007A, 4.500%, 10/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------
         15,460    Total District of Columbia                                                                      15,176,231
------------------------------------------------------------------------------------------------------------------------------

22 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   FLORIDA - 7.6% (5.0% OF TOTAL INVESTMENTS)
                   Broward County Housing Finance Authority, Florida,
                   Multifamily Housing Revenue Bonds, Venice Homes
                   Apartments, Series 2001A:
$         1,545       5.700%, 1/01/32 - FSA Insured (Alternative Minimum Tax)   7/11 at 100.00           AAA   $    1,551,195
          1,805       5.800%, 1/01/36 - FSA Insured (Alternative Minimum Tax)   7/11 at 100.00           AAA        1,817,364
          5,300    Escambia County Health Facilities Authority, Florida,          No Opt. Call           Aa1        5,882,841
                      Revenue Bonds, Ascension Health Credit Group, Series
                      2003A, 5.250%, 11/15/14
          2,065    Florida Housing Finance Corporation, Homeowner Mortgage      1/10 at 100.00           AAA        2,068,738
                      Revenue Bonds, Series 2000-11, 5.850%, 1/01/22 - FSA
                      Insured (Alternative Minimum Tax)
          5,340    Florida Housing Finance Corporation, Homeowner Mortgage      1/16 at 100.00           AA+        5,213,816
                      Revenue Bonds, Series 2006-2, 4.950%, 7/01/37
                      (Alternative Minimum Tax)
         10,050    Florida State Board of Education, Full Faith and Credit      6/10 at 101.00           AAA       10,412,303
                      Public Education Capital Outlay Refunding Bonds,
                      Series 2000D, 5.750%, 6/01/22
          7,000    Hillsborough County Aviation Authority, Florida, Revenue    10/13 at 100.00           Aa3        7,224,000
                      Bonds, Tampa International Airport, Series 2003A,
                      5.250%, 10/01/17 - NPFG Insured (Alternative Minimum
                      Tax)
         10,000    JEA, Florida, Electric System Revenue Bonds, Series          4/15 at 100.00           AAA       10,091,200
                      2006-3A, 5.000%, 10/01/41 - FSA Insured (UB)
         10,750    Martin County Industrial Development Authority, Florida,    12/09 at 100.00           BB+       10,752,688
                      Industrial Development Revenue Bonds, Indiantown
                      Cogeneration LP, Series 1994A, 7.875%, 12/15/25
                      (Alternative Minimum Tax)
          2,570    Miami-Dade County Housing Finance Authority, Florida,        6/11 at 100.00           AAA        2,590,714
                      Multifamily Mortgage Revenue Bonds, Country Club
                      Villas II Project, Series 2001-1A, 5.850%, 1/01/37 -
                      FSA Insured (Alternative Minimum Tax)
          3,500    Miami-Dade County, Florida, Aviation Revenue Bonds,         10/15 at 100.00            A2        3,159,520
                      Miami International Airport, Series 2005A, 5.000%,
                      10/01/37 - SYNCORA GTY Insured (Alternative Minimum
                      Tax)
          1,700    Miami-Dade County, Florida, Beacon Tradeport Community       5/12 at 102.00          BBB-        1,570,630
                      Development District, Special Assessment Bonds,
                      Commercial Project, Series 2002A, 5.625%, 5/01/32 -
                      RAAI Insured
          4,500    Port Saint Lucie. Florida, Special Assessment Revenue        7/17 at 100.00             A        3,876,480
                      Bonds, Southwest Annexation District 1B, Series 2007,
                      5.000%, 7/01/40 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------
         66,125    Total Florida                                                                                   66,211,489
------------------------------------------------------------------------------------------------------------------------------
                   GEORGIA - 0.8% (0.6% OF TOTAL INVESTMENTS)
          5,000    Atlanta, Georgia, Water and Wastewater Revenue Bonds,          No Opt. Call             A        5,266,300
                      Series 1999A, 5.500%, 11/01/22 - FGIC Insured
          2,000    George L. Smith II World Congress Center Authority,          7/10 at 101.00             A        2,002,520
                      Atlanta, Georgia, Revenue Refunding Bonds, Domed
                      Stadium Project, Series 2000, 5.500%, 7/01/20 - NPFG
                      Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
          7,000    Total Georgia                                                                                    7,268,820
------------------------------------------------------------------------------------------------------------------------------
                   IDAHO - 0.1% (0.0% OF TOTAL INVESTMENTS)
            320    Idaho Housing and Finance Association, Single Family         1/10 at 100.00           Aa3          326,333
                      Mortgage Bonds, Series 2000D, 6.200%, 7/01/14
                      (Alternative Minimum Tax)
            275    Idaho Housing and Finance Association, Single Family         7/10 at 100.00           Aa2          277,602
                      Mortgage Bonds, Series 2000G-2, 5.950%, 7/01/25
                      (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
            595    Total Idaho                                                                                        603,935
------------------------------------------------------------------------------------------------------------------------------
                   ILLINOIS - 23.9% (15.9% OF TOTAL INVESTMENTS)
         10,000    Chicago Board of Education, Illinois, Unlimited Tax            No Opt. Call           AA-        6,282,500
                      General Obligation Bonds, Dedicated Tax Revenues,
                      Series 1998B-1, 0.000%, 12/01/19 - FGIC Insured
         10,000    Chicago Board of Education, Illinois, Unlimited Tax            No Opt. Call           AA-        5,908,600
                      General Obligation Bonds, Dedicated Tax Revenues,
                      Series 1999A, 0.000%, 12/01/20 - FGIC Insured
                   Chicago, Illinois, General Obligation Bonds, City
                   Colleges, Series 1999:
         32,170       0.000%, 1/01/21 - FGIC Insured                              No Opt. Call           AA-       18,795,001
         32,670       0.000%, 1/01/22 - FGIC Insured                              No Opt. Call           AA-       17,933,216
          9,240    Chicago, Illinois, Revenue Bonds, Midway Airport, Series     1/10 at 100.00             A        9,243,973
                      1996A, 5.500%, 1/01/29 - NPFG Insured
          1,665    Chicago, Illinois, Third Lien General Airport Revenue        1/16 at 100.00            A1        1,668,397
                      Bonds, O'Hare International Airport, Series 2005A,
                      5.000%, 1/01/33 - FGIC Insured

                                                           Nuveen Investments 23

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   ILLINOIS (continued)
                   DuPage County Forest Preserve District, Illinois,
                   General Obligation Bonds, Series 2000:
 $        8,000       0.000%, 11/01/18                                            No Opt. Call           AAA   $    5,734,800
         15,285       0.000%, 11/01/19                                            No Opt. Call           AAA       10,362,160
          2,000    Illinois Finance Authority, Revenue Bonds, Children's        8/18 at 100.00           AAA        1,997,880
                      Memorial Hospital, Series 2008A, 5.250%, 8/15/47 -
                      AGC Insured (UB)
          5,245    Illinois Finance Authority, Revenue Bonds, Loyola            7/17 at 100.00           Aa1        5,387,716
                      University of Chicago, Tender Option Bond Trust 1137,
                      9.072%, 7/01/46 (IF)
          1,000    Illinois Finance Authority, Revenue Bonds, University of     7/14 at 100.00           Aa1        1,016,150
                      Chicago, Series 2004A, 5.000%, 7/01/34
          4,590    Illinois Health Facilities Authority, FHA-Insured            8/13 at 100.00           AAA        4,563,011
                      Mortgage Revenue Refunding Bonds, Sinai Health
                      System, Series 2003, 5.150%, 2/15/37
          1,180    Illinois Health Facilities Authority, Revenue Bonds,         7/12 at 100.00            A-        1,181,628
                      Lake Forest Hospital, Series 2002A, 5.750%, 7/01/29
          3,500    Illinois Health Facilities Authority, Revenue Bonds,         7/13 at 100.00            A-        3,516,765
                      Lake Forest Hospital, Series 2003, 6.000%, 7/01/33
          4,580    Illinois Health Facilities Authority, Revenue Bonds,         8/10 at 102.00           Aaa        4,707,874
                      Midwest Care Center IX Inc., Series 2000, 6.250%,
                      8/20/35
          2,225    Illinois Health Facilities Authority, Revenue Bonds,         1/10 at 101.00           BBB        2,282,138
                      Silver Cross Hospital and Medical Centers, Series
                      1999, 5.250%, 8/15/15 (Mandatory put 8/15/11)
          7,250    Kane, Kendall, LaSalle, and Will Counties, Illinois,         12/13 at 57.71           AA-        3,355,010
                      Community College District 516, General Obligation
                      Bonds, Series 2005E, 0.000%, 12/15/24 - FGIC Insured
          6,000    McHenry County Conservation District, Illinois, General      2/11 at 100.00       Aa1 (4)        6,378,120
                      Obligation Bonds, Series 2001A, 5.625%, 2/01/21
                      (Pre-refunded 2/01/11) - FGIC Insured
          5,000    Metropolitan Pier and Exposition Authority, Illinois,        6/12 at 101.00           AAA        5,042,300
                      Revenue Bonds, McCormick Place Expansion Project,
                      Series 2002A, 5.250%, 6/15/42 - NPFG Insured
         10,650    Metropolitan Pier and Exposition Authority, Illinois,          No Opt. Call           AAA       14,101,985
                      Revenue Bonds, McCormick Place Hospitality Facility,
                      Series 1996A, 7.000%, 7/01/26 (ETM)
                   Metropolitan  Pier and Exposition Authority, Illinois,
                   Revenue Refunding Bonds, McCormick Place Expansion
                   Project, Series 1996A:
          9,400       0.000%, 12/15/18 - NPFG Insured                             No Opt. Call             A        6,299,316
         16,570       0.000%, 12/15/20 - NPFG Insured                             No Opt. Call             A        9,779,945
         23,550       0.000%, 12/15/22 - NPFG Insured                             No Opt. Call             A       12,209,733
         13,000       0.000%, 12/15/24 - NPFG Insured                             No Opt. Call             A        5,919,030
          5,100    Metropolitan Pier and Exposition Authority, Illinois,          No Opt. Call           AAA        5,621,832
                      Revenue Refunding Bonds, McCormick Place Expansion
                      Project, Series 1998A, 5.500%, 12/15/23 - FGIC Insured
          5,180    Metropolitan Pier and Exposition Authority, Illinois,          No Opt. Call           AAA        6,073,964
                      Revenue Refunding Bonds, McCormick Place Expansion
                      Project, Series 1998A, 5.500%, 12/15/23 - FGIC
                      Insured (ETM)
         17,865    Regional Transportation Authority, Cook, DuPage, Kane,         No Opt. Call           AAA       21,249,346
                      Lake, McHenry and Will Counties, Illinois, General
                      Obligation Bonds, Series 1999, 5.750%, 6/01/23 - FSA
                      Insured
          6,090    Sherman, Illinois, GNMA Mortgage Revenue Refunding           4/10 at 102.00           AAA        6,218,682
                      Bonds, Villa Vianney, Series 1999A, 6.450%, 10/01/29
         10,000    Will County Community High School District 210                 No Opt. Call           Aa3        5,138,700
                      Lincoln-Way, Illinois, General Obligation Bonds,
                      Series 2006, 0.000%, 1/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------
        279,005    Total Illinois                                                                                 207,969,772
------------------------------------------------------------------------------------------------------------------------------
                   INDIANA - 5.6% (3.7% OF TOTAL INVESTMENTS)
          2,465    Danville Multi-School Building Corporation, Indiana,         7/11 at 100.00             A        2,580,535
                      First Mortgage Refunding Bonds, Series2001, 5.250%,
                      7/15/18 - AMBAC Insured
          3,000    Hospital Authority of Delaware County, Indiana, Hospital     8/16 at 100.00          Baa3        2,411,460
                      Revenue Bonds, Cardinal Health System, Series 2006,
                      5.250%, 8/01/36
         14,000    Indiana Health Facility Financing Authority, Hospital        8/10 at 101.50        A+ (4)       14,770,700
                      Revenue Bonds, Clarian Health Obligated Group, Series
                      2000A, 5.500%, 2/15/30 (Pre-refunded 8/15/10) - NPFG
                      Insured
            750    Indiana Health Facility Financing Authority, Hospital        2/16 at 100.00            A+          728,670
                      Revenue Bonds, Clarian Health Obligation Group,
                      Series 2006B, 5.000%, 2/15/23
          2,210    Indiana Health Facility Financing Authority, Hospital          No Opt. Call           AAA        2,524,284
                      Revenue Refunding Bonds, Columbus Regional Hospital,
                      Series 1993, 7.000%, 8/15/15 - FSA Insured

24 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   INDIANA (continued)
 $        4,320    Indiana Health Facility Financing Authority, Revenue         1/10 at 100.00         A (4)   $    4,335,163
                      Bonds, Ancilla Systems Inc. Obligated Group, Series
                      1997, 5.250%, 7/01/22 - NPFG Insured (ETM)
          3,000    Indiana Health Facility Financing Authority, Revenue         3/17 at 100.00           BBB        2,861,280
                      Bonds, Community Foundation of Northwest Indiana,
                      Series 2007, 5.500%, 3/01/37
          2,000    Indiana Health Facility Financing Authority, Revenue         5/15 at 100.00             A        1,742,820
                      Bonds, Community Hospitals of Indiana, Series 2005A,
                      5.000%, 5/01/35 - AMBAC Insured
                   Indiana Transportation Finance Authority, Highway
                   Revenue Bonds, Series 2000:
          1,285       5.375%, 12/01/25 (Pre-refunded 12/01/10)                 12/10 at 100.00       AA+ (4)        1,354,608
          6,715       5.375%, 12/01/25 (Pre-refunded 12/01/10)                 12/10 at 100.00       AA+ (4)        7,078,752
          3,105    Indiana University, Student Fee Revenue Bonds, Series        8/13 at 100.00           Aa1        3,354,518
                      2003O, 5.250%, 8/01/20 - FGIC Insured
          1,000    Marion County Convention and Recreational Facilities         6/11 at 100.00             A        1,006,180
                      Authority, Indiana, Excise Taxes Lease Rental Revenue
                      Refunding Senior Bonds, Series 2001A, 5.000%, 6/01/21 -
                      NPFG Insured
          2,395    Shelbyville Central Renovation School Building               7/15 at 100.00           AA+        2,403,862
                      Corporation, Indiana, First Mortgage Bonds, Series
                      2005, 4.375%, 7/15/26 - NPFG Insured
          1,800    Sunman Dearborn High School Building Corporation,            1/15 at 100.00           AA+        1,882,476
                      Indiana, First Mortgage Bonds, Series 2005, 5.000%,
                      7/15/25 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------
         48,045    Total Indiana                                                                                   49,035,308
------------------------------------------------------------------------------------------------------------------------------
                   IOWA - 2.5% (1.6% OF TOTAL INVESTMENTS)
          1,500    Iowa Finance Authority, Health Facility Revenue Bonds,       7/16 at 100.00           BB+        1,250,745
                      Care Initiatives Project, Series 2006A, 5.500%,
                      7/01/21
                   Iowa Tobacco Settlement Authority, Asset Backed
                   Settlement Revenue Bonds, Series 2005C:
          5,000       5.375%, 6/01/38                                           6/15 at 100.00           BBB        3,673,500
          4,365       5.500%, 6/01/42                                           6/15 at 100.00           BBB        3,183,918
          5,400       5.625%, 6/01/46                                           6/15 at 100.00           BBB        3,970,458
          4,500    Iowa Tobacco Settlement Authority, Tobacco Asset-Backed      6/17 at 100.00           BBB        3,878,100
                      Revenue Bonds, Series 2005B, 5.600%, 6/01/34
          5,000    Iowa Tobacco Settlement Authority, Tobacco Settlement        6/11 at 101.00           AAA        5,391,000
                      Asset-Backed Revenue Bonds, Series 2001B, 5.600%,
                      6/01/35 (Pre-refunded 6/01/11)
------------------------------------------------------------------------------------------------------------------------------
         25,765    Total Iowa                                                                                      21,347,721
------------------------------------------------------------------------------------------------------------------------------
                   KANSAS - 1.5% (1.0% OF TOTAL INVESTMENTS)
          3,790    Kansas Department of Transportation, Highway Revenue         3/14 at 100.00           AAA        4,097,672
                      Bonds, Series 2004A, 5.000%, 3/01/23 (UB)
          5,790    Sedgwick County Unified School District 259, Wichita,        9/10 at 100.00            AA        5,815,592
                      Kansas, General Obligation Bonds, Series 2000,
                      3.500%, 9/01/17
          3,200    Wyandotte County Unified School District 500, Kansas,        9/11 at 100.00           AAA        3,220,992
                      General Obligation Bonds, Series 2001, 4.000%,
                      9/01/21 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------
         12,780    Total Kansas                                                                                    13,134,256
------------------------------------------------------------------------------------------------------------------------------
                   LOUISIANA - 2.9% (1.9% OF TOTAL INVESTMENTS)
            600    East Baton Rouge Mortgage Finance Authority, Louisiana,      4/10 at 101.00           Aaa          600,462
                      GNMA/FNMA Mortgage-Backed Securities Program Single
                      Family Mortgage Revenue Refunding Bonds, Series
                      1997B-1, 5.750%, 10/01/26
          4,000    Lafayette City and Parish, Louisiana, Utilities Revenue     11/14 at 100.00            A1        4,174,920
                      Bonds, Series 2004, 5.250%, 11/01/25 - NPFG Insured
          4,650    Louisiana Public Facilities Authority, Revenue Bonds,        7/14 at 100.00             A        4,563,138
                      Baton Rouge General Hospital, Series 2004, 5.250%,
                      7/01/33 - NPFG Insured
                   Tobacco Settlement Financing Corporation, Louisiana,
                   Tobacco Settlement Asset-Backed Bonds, Series 2001B:
         10,000       5.500%, 5/15/30                                           5/11 at 101.00           BBB       10,038,500
          6,680       5.875%, 5/15/39                                           5/11 at 101.00           BBB        6,045,734
------------------------------------------------------------------------------------------------------------------------------
         25,930    Total Louisiana                                                                                 25,422,754
------------------------------------------------------------------------------------------------------------------------------
                   MAINE - 0.7% (0.4% OF TOTAL INVESTMENTS)
          5,680    Portland, Maine, Airport Revenue Bonds, Series 2003A,        7/13 at 100.00           AAA        5,742,196
                      5.000%, 7/01/32 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 25

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   MARYLAND - 1.4% (1.0% OF TOTAL INVESTMENTS)
 $        7,720    Maryland Transportation Authority, Airport Parking           3/12 at 101.00            A2   $    7,736,366
                      Revenue Bonds, Baltimore-Washington International
                      Airport Passenger Facility, Series 2002B, 5.125%,
                      3/01/20 - AMBAC Insured (Alternative Minimum Tax)
          4,380    Takoma Park, Maryland, Hospital Facilities Revenue             No Opt. Call           AAA        4,808,233
                      Refunding and Improvement Bonds, Washington Adventist
                      Hospital, Series 1995, 6.500%, 9/01/12 - FSA Insured
                      (ETM)
------------------------------------------------------------------------------------------------------------------------------
         12,100    Total Maryland                                                                                  12,544,599
------------------------------------------------------------------------------------------------------------------------------
                   MASSACHUSETTS - 6.1% (4.0% OF TOTAL INVESTMENTS)
                   Massachusetts Development Finance Authority, Revenue
                   Bonds, 100 Cambridge Street Redevelopment, M/SRBC
                   Project, Series 2002A:
          4,000       5.125%, 8/01/28 - NPFG Insured                            2/12 at 100.00             A        3,870,960
          5,625       5.125%, 2/01/34 - NPFG Insured                            2/12 at 100.00             A        5,195,306
            940    Massachusetts Educational Finance Authority, Student        12/09 at 101.00            AA          951,186
                      Loan Revenue Refunding Bonds, Series 2000G, 5.700%,
                      12/01/11 - NPFG Insured (Alternative Minimum Tax)
          8,730    Massachusetts Health and Educational Facilities             10/15 at 100.00           AAA        8,892,989
                      Authority, Revenue Bonds, Berkshire Health System,
                      Series 2005F, 5.000%, 10/01/19 - AGC Insured
            500    Massachusetts Health and Educational Facilities              7/18 at 100.00            A3          454,360
                      Authority, Revenue Bonds, CareGroup Inc., Series
                      2008E-1, 5.125%, 7/01/38
          1,530    Massachusetts Health and Educational Facilities              1/10 at 100.50            A2        1,347,593
                      Authority, Revenue Bonds, Southcoast Health System
                      Obligated Group, Series 1998A, 4.750%, 7/01/27 - NPFG
                      Insured
          5,745    Massachusetts Industrial Finance Agency, Resource           12/09 at 101.00           BBB        5,146,658
                      Recovery Revenue Refunding Bonds, Ogden Haverhill
                      Project, Series 1998A, 5.600%, 12/01/19 (Alternative
                      Minimum Tax)
         12,580    Massachusetts Turnpike Authority, Metropolitan Highway       1/10 at 100.00             A       11,866,337
                      System Revenue Bonds, Senior Series 1997A, 5.000%,
                      1/01/37 - NPFG Insured
            890    Massachusetts, General Obligation Bonds, Consolidated       11/12 at 100.00        AA (4)          995,465
                      Loan, Series 2002C, 5.250%, 11/01/30 (Pre-refunded
                      11/01/12)
                   Massachusetts, General Obligation Bonds, Consolidated
                   Loan, Series 2002E:
          1,255       5.250%, 1/01/22 (Pre-refunded 1/01/13) - FGIC Insured     1/13 at 100.00        AA (4)        1,397,430
          3,745       5.250%, 1/01/22 (Pre-refunded 1/01/13) - FGIC Insured     1/13 at 100.00        AA (4)        4,170,020
          8,500    Route 3 North Transportation Improvements Association,       6/10 at 100.00         A (4)        8,769,620
                      Massachusetts, Lease Revenue Bonds, Series 2000,
                      5.375%, 6/15/33 (Pre-refunded 6/15/10) - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------
         54,040    Total Massachusetts                                                                             53,057,924
------------------------------------------------------------------------------------------------------------------------------
                   MICHIGAN - 4.9% (3.2% OF TOTAL INVESTMENTS)
          6,155    Birmingham City School District, Oakland County,             5/10 at 100.00           AAA        6,221,843
                      Michigan, School Building and Site Bonds, Series
                      1998, 4.750%, 11/01/24 - FSA Insured
          5,000    Detroit, Michigan, Second Lien Sewerage Disposal System      7/15 at 100.00             A        4,587,300
                      Revenue Bonds, Series 2005A, 5.000%, 7/01/35 - NPFG
                      Insured
          1,430    Michigan State Building Authority, Revenue Bonds,           10/11 at 100.00            A+        1,442,169
                      Facilities Program, Series 2001I, 5.000%, 10/15/24
             70    Michigan State Building Authority, Revenue Bonds,           10/11 at 100.00        A+ (4)           75,754
                      Facilities Program, Series 2001I, 5.000%, 10/15/24
                      (Pre-refunded 10/15/11)
          5,000    Michigan State Building Authority, Revenue Refunding        10/13 at 100.00            A+        5,019,450
                      Bonds, Facilities Program, Series 2003II,
                      5.000%, 10/15/29 - NPFG Insured
          7,115    Michigan State Hospital Finance Authority, Hospital          3/13 at 100.00        A1 (4)        8,049,769
                      Revenue Refunding Bonds, Henry Ford Health System,
                      Series 2003A, 5.500%, 3/01/16 (Pre-refunded 3/01/13)
          3,000    Michigan Strategic Fund, Collateralized Limited              3/10 at 102.00             A        2,943,210
                      Obligation Pollution Control Revenue Refunding
                      Bonds, Detroit Edison Company, Series 1999A, 5.550%,
                      9/01/29 - NPFG Insured (Alternative Minimum Tax)
          3,050    Michigan Tobacco Settlement Finance Authority, Tobacco       6/18 at 100.00          Baa3        2,692,052
                      Settlement Asset-Backed Revenue Bonds, Series 2008A,
                      6.875%, 6/01/42
          1,150    Royal Oak Hospital Finance Authority, Michigan, Hospital     9/18 at 100.00            A1        1,339,923
                      Revenue Bonds, William Beaumont Hospital, Refunding
                      Series 2009V, 8.250%, 9/01/39

26 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   MICHIGAN (continued)
$        10,000    Wayne County, Michigan, Airport Revenue Bonds, Detroit      12/09 at 100.50             A   $   10,081,800
                      Metropolitan Wayne County Airport, Series 1998A,
                      5.375%, 12/01/16 - NPFG Insured (Alternative Minimum
                      Tax)
------------------------------------------------------------------------------------------------------------------------------
         41,970    Total Michigan                                                                                  42,453,270
------------------------------------------------------------------------------------------------------------------------------
                   MINNESOTA - 2.9% (1.9% OF TOTAL INVESTMENTS)
          3,000    Minneapolis-St. Paul Metropolitan Airports Commission,       1/11 at 100.00         A (4)        3,165,030
                      Minnesota, Subordinate Airport Revenue Bonds, Series
                      2001C, 5.250%, 1/01/26 (Pre-refunded 1/01/11) - FGIC
                      Insured
         18,075    St. Paul Housing and Redevelopment Authority, Minnesota,    11/15 at 103.00           AAA       21,734,465
                      Sales Tax Revenue Refunding Bonds, Civic Center
                      Project, Series 1996, 7.100%, 11/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------
         21,075    Total Minnesota                                                                                 24,899,495
------------------------------------------------------------------------------------------------------------------------------
                   MISSISSIPPI - 1.4% (0.9% OF TOTAL INVESTMENTS)
          9,750    Mississippi Business Finance Corporation, Pollution          4/10 at 100.00           BBB        9,760,530
                      Control Revenue Refunding Bonds, System Energy
                      Resources Inc. Project, Series 1998, 5.875%, 4/01/22
          2,475    Mississippi Hospital Equipment and Facilities Authority,     9/14 at 100.00            AA        2,520,565
                      Revenue Bonds, Baptist Memorial Healthcare, Series
                      2004B-1, 5.000%, 9/01/24 (UB)
------------------------------------------------------------------------------------------------------------------------------
         12,225    Total Mississippi                                                                               12,281,095
------------------------------------------------------------------------------------------------------------------------------
                   MISSOURI - 1.7% (1.1% OF TOTAL INVESTMENTS)
          6,350    Kansas City, Missouri, Airport Revenue Bonds, General        9/12 at 100.00            A+        6,627,495
                      Improvement Projects, Series 2003B, 5.250%, 9/01/17 -
                      FGIC Insured
          1,845    Missouri Health and Educational Facilities Authority,        5/13 at 100.00            AA        1,921,660
                      Revenue Bonds, BJC Health System, Series 2003,
                      5.250%, 5/15/18
          3,815    Missouri Health and Educational Facilities Authority,        6/11 at 101.00       AA- (4)        4,131,416
                      Revenue Bonds, SSM Healthcare System, Series 2001A,
                      5.250%, 6/01/28 (Pre-refunded 6/01/11) - AMBAC Insured
          2,000    Missouri-Illinois Metropolitan District Bi-State            10/13 at 100.00           AAA        2,009,100
                      Development Agency, Mass Transit Sales Tax
                      Appropriation Bonds, Metrolink Cross County Extension
                      Project, Series 2002B, 5.000%, 10/01/32 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------
         14,010    Total Missouri                                                                                  14,689,671
------------------------------------------------------------------------------------------------------------------------------
                   MONTANA - 0.5% (0.4% OF TOTAL INVESTMENTS)
            545    Montana Board of Housing, Single Family Mortgage Bonds,     12/09 at 100.00           AA+          554,025
                      Series 2000A-2, 6.450%, 6/01/29 (Alternative Minimum
                      Tax)
          4,795    Montana Higher Education Student Assistance Corporation,    12/09 at 100.50            A2        4,119,480
                      Student Loan Revenue Bonds, Subordinate Series 1998B,
                      5.500%, 12/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
          5,340    Total Montana                                                                                    4,673,505
------------------------------------------------------------------------------------------------------------------------------
                   NEBRASKA - 0.1% (0.1% OF TOTAL INVESTMENTS)
          1,055    Nebraska Investment Finance Authority, Single Family         9/10 at 100.00           AAA        1,086,428
                      Housing Revenue Bonds, Series 2000E, 5.850%, 9/01/20
                      (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
                   NEVADA - 2.5% (1.7% OF TOTAL INVESTMENTS)
         10,900    Clark County School District, Nevada, General Obligation     6/12 at 100.00        AA (4)       12,151,538
                      Bonds, Series 2002C, 5.500%, 6/15/19 (Pre-refunded
                      6/15/12) - NPFG Insured
                   Director of Nevada State Department of Business and
                   Industry, Revenue Bonds, Las Vegas Monorail Project, First
                   Tier, Series 2000:
          3,500       0.000%, 1/01/21 - AMBAC Insured                             No Opt. Call          Caa2          326,445
          2,780       0.000%, 1/01/28 - AMBAC Insured                             No Opt. Call          Caa2          143,865
          6,980       5.375%, 1/01/40 - AMBAC Insured                           1/10 at 100.00          Caa2        1,430,970
          5,000    Reno, Nevada, Health Facilities Revenue Bonds, Catholic      7/17 at 100.00             A        4,923,300
                      Healthcare West, Series 2007A, 5.250%, 7/01/31
          2,500    Reno, Nevada, Health Facility Revenue Bonds, Catholic        7/17 at 100.00           AAA        2,688,850
                      Healthcare West, Trust 2634, 18.374%, 7/01/31 - BHAC
                      Insured (IF)
------------------------------------------------------------------------------------------------------------------------------
         31,660    Total Nevada                                                                                    21,664,968
------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 27

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   NEW HAMPSHIRE - 1.2% (0.8% OF TOTAL INVESTMENTS)
                   New Hampshire Housing Finance Authority, FHLMC Multifamily
                   Housing Remarketed Revenue Bonds, Countryside LP, Series
                   1994:
$         3,725       6.000%, 7/01/18 (Alternative Minimum Tax)                 7/10 at 101.00           Aaa   $    3,794,360
          6,945       6.100%, 7/01/24 (Alternative Minimum Tax)                 7/10 at 101.00           Aaa        7,061,745
------------------------------------------------------------------------------------------------------------------------------
         10,670    Total New Hampshire                                                                             10,856,105
------------------------------------------------------------------------------------------------------------------------------
                   NEW JERSEY - 7.6% (5.0% OF TOTAL INVESTMENTS)
          2,110    New Jersey Higher Education Assistance Authority,            6/10 at 101.00           Aaa        2,165,535
                      Student Loan Revenue Bonds, Series 2000A,
                      6.000%, 6/01/13 - NPFG Insured (Alternative Minimum
                      Tax)
          4,500    New Jersey Transportation Trust Fund Authority,                No Opt. Call           AAA        5,135,715
                      Transportation System Bonds, Series 2001C,
                      5.500%, 12/15/18 - FSA Insured
          9,250    New Jersey Transportation Trust Fund Authority,              6/13 at 100.00           AAA       10,578,670
                      Transportation System Bonds, Series 2003C,
                      5.500%, 6/15/23 (Pre-refunded 6/15/13)
                   New Jersey Transportation Trust Fund Authority,
                   Transportation System Bonds, Series 2006C:
         35,000       0.000%, 12/15/29 - FSA Insured                              No Opt. Call           AAA       11,708,200
         10,000       0.000%, 12/15/30 - FGIC Insured                             No Opt. Call           AA-        2,734,000
         10,000    New Jersey Turnpike Authority, Revenue Bonds, Series         7/13 at 100.00           AAA       10,501,300
                      2003A, 5.000%, 1/01/20 - FSA Insured (UB)
         10,055    Tobacco Settlement Financing Corporation, New Jersey,        6/12 at 100.00           AAA       10,930,992
                      Tobacco Settlement Asset-Backed Bonds,
                      Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)
          4,450    Tobacco Settlement Financing Corporation, New Jersey,        6/13 at 100.00           AAA        5,244,681
                      Tobacco Settlement Asset-Backed Bonds,
                      Series 2003, 6.750%, 6/01/39 (Pre-refunded 6/01/13)
                   West Deptford Township, Gloucester County, New Jersey,
                   General Obligation Bonds, Series 2000:
          3,150       5.500%, 9/01/21 (Pre-refunded 9/01/10) - FGIC Insured     9/10 at 100.00      Baa1 (4)        3,286,458
          3,335       5.500%, 9/01/22 (Pre-refunded 9/01/10) - FGIC Insured     9/10 at 100.00      Baa1 (4)        3,479,472
------------------------------------------------------------------------------------------------------------------------------
         91,850    Total New Jersey                                                                                65,765,023
------------------------------------------------------------------------------------------------------------------------------
                   NEW YORK - 6.6% (4.4% OF TOTAL INVESTMENTS)
          5,500    Dormitory Authority of the State of New York,                2/14 at 100.00           AAA        5,677,375
                      FHA-Insured Mortgage Revenue Bonds, Kaleida Health,
                      Series 2004, 5.050%, 2/15/25
          1,910    Dormitory Authority of the State of New York, Insured        1/10 at 100.50           N/R        1,924,841
                      Revenue Bonds, 853 Schools Program, Gateway-Longview
                      Inc., Series 1998A, 5.500%, 7/01/18 - AMBAC Insured
                   Dormitory Authority of the State of New York, Revenue
                   Bonds, Marymount Manhattan College, Series 1999:
          1,580       6.375%, 7/01/13 - RAAI Insured                            1/10 at 101.00          BBB-        1,599,876
          9,235       6.125%, 7/01/21 - RAAI Insured                            1/10 at 101.00          BBB-        9,335,107
          1,500    Dormitory Authority of the State of New York, Revenue        2/10 at 100.00           N/R        1,548,690
                      Bonds, St. Barnabas Hospital, Series
                      1997, 5.450%, 8/01/35 - AMBAC Insured
          1,500    Hempstead Industrial Development Agency, New York,             No Opt. Call          Baa2        1,503,900
                      Resource Recovery Revenue Refunding
                      Bonds, American Ref-Fuel Company of Hempstead LP,
                      Series 2001, 5.000%, 12/01/10 (Mandatory put 6/01/10)
         13,220    Metropolitan Transportation Authority, New York,            11/12 at 100.00           AAA       13,755,410
                      Dedicated Tax Fund Bonds, Series 2002A,
                      5.500%, 11/15/26 - FSA Insured
         13,600    Metropolitan Transportation Authority, New York,            11/16 at 100.00           AAA       12,835,408
                      Transportation Revenue Bonds, Series 2006B,
                      4.500%, 11/15/32 - FSA Insured (UB)
          6,300    New York City, New York, General Obligation Bonds,           5/10 at 101.00           AAA        6,550,803
                      Fiscal Series 2000A, 6.250%, 5/15/26 -
                      FSA Insured
          3,000    New York State Energy Research and Development               3/10 at 101.00             A        2,980,830
                      Authority, Pollution Control Revenue Bonds,
                      Rochester Gas and Electric Corporation, Series 1998A,
                      5.950%, 9/01/33 - NPFG Insured
                      (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
         57,345    Total New York                                                                                  57,712,240
------------------------------------------------------------------------------------------------------------------------------
                   NORTH CAROLINA - 1.9% (1.3% OF TOTAL INVESTMENTS)
          4,900    Charlotte-Mecklenburg Hospital Authority, North              1/15 at 100.00           AAA        5,586,784
                      Carolina, Healthcare System Revenue Bonds, DBA
                      Carolinas Healthcare System, Series 2005A, 5.000%,
                      1/15/45 (Pre-refunded 1/15/15)
          3,500    North Carolina Medical Care Commission, Healthcare           6/19 at 100.00            AA        3,460,975
                      Facilities Revenue Bonds, Duke University
                      Health System, Series 2009A, 5.000%, 6/01/42 (WI/DD,
                      Settling 11/10/09)

28 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   NORTH CAROLINA (continued)
$         2,000    North Carolina Municipal Power Agency 1, Catawba Electric    1/10 at 100.00             A   $    2,015,160
                      Revenue Bonds, Series 1998A, 5.000%, 1/01/20 -
                      NPFG Insured
          5,500    The Charlotte-Mecklenberg Hospital Authority (North          1/18 at 100.00           AA-        5,408,315
                      Carolina), Doing Business as Carolinas HealthCare
                      System, Health Care Refunding Revenue Bonds, Series
                      2008A, 5.000%, 1/15/39
------------------------------------------------------------------------------------------------------------------------------
         15,900    Total North Carolina                                                                            16,471,234
------------------------------------------------------------------------------------------------------------------------------
                   OHIO - 7.7% (5.1% OF TOTAL INVESTMENTS)
         10,000    American Municipal Power Ohio Inc., General Revenue          2/18 at 100.00            A1       10,048,600
                      Bonds, Series 2008, 5.250%, 2/15/43
                   Buckeye Tobacco Settlement Financing Authority, Ohio,
                   Tobacco Settlement Asset-Backed Revenue Bonds, Senior
                   Lien, Series 2007A-2:
          5,710       5.125%, 6/01/24                                           6/17 at 100.00           BBB        5,085,669
          3,570       5.875%, 6/01/30                                           6/17 at 100.00           BBB        3,107,221
          4,875       5.750%, 6/01/34                                           6/17 at 100.00           BBB        4,099,631
          3,000       6.000%, 6/01/42                                           6/17 at 100.00           BBB        2,313,510
         14,830       5.875%, 6/01/47                                           6/17 at 100.00           BBB       10,987,844
          5,150    Buckeye Tobacco Settlement Financing Authority, Ohio,        6/22 at 100.00           BBB        3,378,143
                      Tobacco Settlement Asset-Backed Revenue Bonds, Senior
                      Lien, Series 2007A-3, 0.000%, 6/01/37
          6,720    Cleveland, Ohio, Airport System Revenue Bonds, Series        1/10 at 101.00           AAA        6,724,838
                      2001A, 5.000%, 1/01/31 - FSA Insured
            780    Cleveland, Ohio, Airport System Revenue Bonds, Series        1/10 at 101.00           AAA          794,009
                      2001A, 5.000%, 1/01/31 (Pre-refunded 1/01/10) - FSA
                      Insured
          3,650    Montgomery County, Ohio, Revenue Bonds, Catholic Health      5/14 at 100.00            AA        3,645,365
                      Initiatives, Series 2004A, 5.000%, 5/01/30
          5,500    Ohio Water Development Authority, Solid Waste Disposal       3/10 at 101.00           N/R        4,972,880
                      Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%,
                      9/01/20 (Alternative Minimum Tax)
         11,900    Ohio Water Development Authority, Solid Waste Disposal       3/10 at 102.00           N/R       11,424,238
                      Revenue Bonds, Bay Shore Power, Series 1998B, 6.625%,
                      9/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
         75,685    Total Ohio                                                                                      66,581,948
------------------------------------------------------------------------------------------------------------------------------
                   OREGON - 1.1% (0.7% OF TOTAL INVESTMENTS)
          9,150    Port of St. Helens, Oregon, Pollution Control Revenue          No Opt. Call          BBB+        9,298,322
                      Bonds, Portland General Electric Company, Series
                      1985B, 4.800%, 6/01/10
------------------------------------------------------------------------------------------------------------------------------
                   PENNSYLVANIA - 3.5% (2.3% OF TOTAL INVESTMENTS)
          1,250    Allegheny County Hospital Development Authority,               No Opt. Call           Aa3        1,275,500
                      Pennsylvania, University of Pittsburgh Medical Center
                      Revenue Bonds, Series 2009A, 5.500%, 8/15/34
                   Bethlehem Authority, Northampton and Lehigh Counties,
                   Pennsylvania, Guaranteed Water Revenue Bonds,
                   Series 1998:
          3,125       0.000%, 5/15/22 - FSA Insured                               No Opt. Call           AAA        1,774,188
          3,125       0.000%, 5/15/23 - FSA Insured                               No Opt. Call           AAA        1,670,063
          3,135       0.000%, 5/15/24 - FSA Insured                               No Opt. Call           AAA        1,580,886
          3,155       0.000%, 5/15/26 - FSA Insured                               No Opt. Call           AAA        1,428,016
          4,145       0.000%, 11/15/26 - FSA Insured                              No Opt. Call           AAA        1,831,717
          2,800       0.000%, 5/15/28 - FSA Insured                               No Opt. Call           AAA        1,130,052
          3,000       0.000%, 11/15/28 - FSA Insured                              No Opt. Call           AAA        1,181,490
          1,035    Carbon County Industrial Development Authority,                No Opt. Call          BBB-        1,045,640
                      Pennsylvania, Resource Recovery Revenue Refunding
                      Bonds, Panther Creek Partners Project, Series 2000,
                      6.650%, 5/01/10 (Alternative Minimum Tax)
         11,000    Delaware County Authority, Pennsylvania, Revenue Bonds,     11/09 at 101.00            A1       11,026,180
                      Catholic Health East, Series 1998A, 4.875%,
                      11/15/18 - AMBAC Insured
          4,500    Pennsylvania Economic Development Financing Authority,       1/10 at 100.00            CC        2,926,935
                      Senior Lien Resource Recovery Revenue Bonds,
                      Northampton Generating Project, Series 1994A, 6.500%,
                      1/01/13 (Alternative Minimum Tax)
            300    Pennsylvania Economic Development Financing Authority,       1/10 at 100.00           N/R          105,000
                      Subordinate Resource Recovery Revenue Bonds,
                      Northampton Generating Project, Series 1994C, 6.875%,
                      1/01/11 (Alternative Minimum Tax)
          5,000    Pennsylvania Turnpike Commission, Turnpike Subordinate       6/26 at 100.00           AAA        3,641,400
                      Revenue Bonds, Series 2009C, 0.000%, 6/01/33 - FSA
                      Insured
------------------------------------------------------------------------------------------------------------------------------
         45,570    Total Pennsylvania                                                                              30,617,067
------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 29

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   PUERTO RICO - 0.9% (0.6% OF TOTAL INVESTMENTS)
$         1,250    Puerto Rico Highway and Transportation Authority,            7/10 at 101.00           AAA   $    1,307,513
                      Highway Revenue Bonds, Series 2000B, 5.875%, 7/01/21
                      (Pre-refunded 7/01/10) - NPFG Insured
         25,000    Puerto Rico Sales Tax Financing Corporation, Sales Tax         No Opt. Call           AA-        2,575,250
                      Revenue Bonds, Series 2007A, 0.000%, 8/01/47 - AMBAC
                      Insured
          3,750    Puerto Rico Sales Tax Financing Corporation, Sales Tax       8/17 at 100.00           AA-        3,997,050
                      Revenue Bonds, Tender Option Bonds Trust 3101,
                      17.924%, 8/01/57 (IF)
------------------------------------------------------------------------------------------------------------------------------
         30,000    Total Puerto Rico                                                                                7,879,813
------------------------------------------------------------------------------------------------------------------------------
                   RHODE ISLAND - 0.7% (0.5% OF TOTAL INVESTMENTS)
          2,000    Kent County Water Authority, Rhode Island, General           7/12 at 100.00             A        2,010,920
                      Revenue Bonds, Series 2002A, 5.000%, 7/15/23 - NPFG
                      Insured
                   Rhode Island Health and Educational Building
                   Corporation, Revenue Refunding Bonds, Salve Regina
                   University, Series 2002:
          1,260       5.250%, 3/15/17 - RAAI Insured                            3/12 at 101.00          BBB-        1,293,188
          1,080       5.250%, 3/15/18 - RAAI Insured                            3/12 at 101.00          BBB-        1,103,792
          1,600    Rhode Island Tobacco Settlement Financing Corporation,       6/12 at 100.00           BBB        1,513,632
                      Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                      6.125%, 6/01/32
------------------------------------------------------------------------------------------------------------------------------
          5,940    Total Rhode Island                                                                               5,921,532
------------------------------------------------------------------------------------------------------------------------------
                   SOUTH CAROLINA - 2.9% (1.9% OF TOTAL INVESTMENTS)
          2,625    Medical University Hospital Authority, South Carolina,       8/14 at 100.00             A        2,688,368
                      FHA-Insured Mortgage Revenue Bonds, Series 2004A,
                      5.250%, 2/15/25 - NPFG Insured
         26,955    Piedmont Municipal Power Agency, South Carolina,               No Opt. Call            A-        7,743,093
                      Electric Revenue Bonds, Series 2004A-2, 0.000%,
                      1/01/31 - AMBAC Insured
         13,790    Tobacco Settlement Revenue Management Authority, South       5/12 at 100.00       BBB (4)       14,470,674
                      Carolina, Tobacco Settlement Asset-Backed Bonds,
                      Series 2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/12)
------------------------------------------------------------------------------------------------------------------------------
         43,370    Total South Carolina                                                                            24,902,135
------------------------------------------------------------------------------------------------------------------------------
                   TENNESSEE - 1.5% (1.0% OF TOTAL INVESTMENTS)
          2,860    Johnson City Health and Educational Facilities Board,        7/23 at 100.00         A (4)        2,898,038
                      Tennessee, Hospital Revenue Refunding and Improvement
                      Bonds, Johnson City Medical Center, Series 1998C,
                      5.125%, 7/01/25 (Pre-refunded 7/01/23) - NPFG Insured
          1,700    Memphis-Shelby County Airport Authority, Tennessee,          3/10 at 101.00            A2        1,715,011
                      Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24 -
                      AMBAC Insured (Alternative Minimum Tax)
          6,000    Metropolitan Government of Nashville-Davidson County        12/17 at 100.00           N/R        6,766,080
                      Health and Educational Facilities Board, Tennessee,
                      Revenue Refunding and Improvement Bonds, Meharry
                      Medical College, Series 1996, 6.000%, 12/01/19 -
                      AMBAC Insured
          2,000    Sullivan County Health Educational and Housing               3/13 at 100.00           N/R        1,719,860
                      Facilities Board, Tennessee, Revenue Bonds, Wellmont
                      Health System, Refunding Series 200A, 5.486%, 9/01/32
------------------------------------------------------------------------------------------------------------------------------
         12,560    Total Tennessee                                                                                 13,098,989
------------------------------------------------------------------------------------------------------------------------------
                   TEXAS - 6.5% (4.4% OF TOTAL INVESTMENTS)
          3,975    Bell County Health Facilities Development Corporation,       2/10 at 101.00           AAA        4,081,172
                      Texas, Revenue Bonds, Scott and White Memorial
                      Hospital and Scott, Sherwood and Brindley Foundation,
                      Series 2000A, 6.125%, 8/15/23 (Pre-refunded 2/15/10) -
                      NPFG Insured
          5,000    Bexar Metropolitan Water District, Texas, Waterworks         5/16 at 100.00             A        4,929,100
                      System Revenue Bonds, Series 2006, 5.000%, 5/01/35 -
                      NPFG Insured
                   Central Texas Regional Mobility Authority, Travis and
                   Williamson Counties, Toll Road Revenue Bonds, Series
                   2005:
          4,000       5.000%, 1/01/35 - FGIC Insured                            1/15 at 100.00             A        3,451,080
         13,000       5.000%, 1/01/45 - FGIC Insured                            1/15 at 100.00             A       11,086,530
          4,000    Houston Community College, Texas, Limited Tax General        2/13 at 100.00           AA+        4,107,080
                      Obligation Bonds, Series 2003, 5.000%, 2/15/27 -
                      AMBAC Insured (UB)
          3,885    Houston Independent School District, Public Facility           No Opt. Call            AA        2,614,527
                      Corporation, Harris County, Texas, Lease Revenue
                      Bonds, Cesar E. Chavez High School, Series 1998A,
                      0.000%, 9/15/19 - AMBAC Insured
          1,600    Houston, Texas, Senior Lien Airport System Revenue           7/18 at 100.00           AA-        1,664,160
                      Bonds, Refunding Series 2009A, 5.500%, 7/01/39

30 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   TEXAS (continued)
$        33,855    Leander Independent School District, Williamson and           8/14 at 23.67           AAA   $    6,154,839
                      Travis Counties, Texas, General Obligation Bonds,
                      Series 2006, 0.000%, 8/15/40
                   Leander Independent School District, Williamson and Travis
                   Counties, Texas, Unlimited Tax School Building and
                   Refunding Bonds, Series 1998:
          4,930       0.000%, 8/15/20                                            1/10 at 55.91           AAA        2,740,488
          3,705       0.000%, 8/15/22                                            1/10 at 49.80           AAA        1,829,640
          3,480    Pearland, Texas, General Obligation Bonds, Series 2002,      3/12 at 100.00           Aaa        3,804,406
                      5.000%, 3/01/27 (Pre-refunded 3/01/12) - FGIC Insured
          6,000    Spring Branch Independent School District, Harris            2/11 at 100.00           AAA        6,333,720
                      County, Texas, Limited Tax Schoolhouse and Refunding
                      Bonds, Series 2001, 5.125%, 2/01/26 (Pre-refunded
                      2/01/11)
          4,000    Tarrant Regional Water District, Texas, Water Revenue        3/13 at 100.00           AAA        4,238,160
                      Refunding and Improvement Bonds, Series 1999, 5.000%,
                      3/01/22 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------
         91,430    Total Texas                                                                                     57,034,902
------------------------------------------------------------------------------------------------------------------------------
                   UTAH - 3.3% (2.2% OF TOTAL INVESTMENTS)
          3,000    Riverton, Utah, Hospital Revenue Bonds, IHC Health           8/19 at 100.00           AA+        2,929,740
                      Services, Inc., Series 2009, 5.000%, 8/15/41 (WI/DD,
                      Settling 11/05/09)
                   Utah County, Utah, Hospital Revenue Bonds, IHC Health
                   Services Inc., Series 1997:
         12,885       5.250%, 8/15/21 - NPFG Insured (ETM)                      2/10 at 100.00         A (4)       12,934,223
          3,900       5.250%, 8/15/26 - NPFG Insured (ETM)                      2/10 at 100.00         A (4)        3,914,899
          1,960    Utah Housing Corporation, Single Family Mortgage Bonds,      1/12 at 100.00           AA-        1,921,604
                      Series 2002A-1, 5.300%, 7/01/18 (Alternative Minimum
                      Tax)
              5    Utah Housing Finance Agency, Single Family Mortgage          1/10 at 100.00            AA            5,067
                      Bonds, Series 2000B, 6.250%, 7/01/22 (Alternative
                      Minimum Tax)
            620    Utah Housing Finance Agency, Single Family Mortgage          7/10 at 100.00           AA-          631,812
                      Bonds, Series 2000D-1, 6.050%, 7/01/14 (Alternative
                      Minimum Tax)
            530    Utah Housing Finance Agency, Single Family Mortgage          7/10 at 100.00            AA          529,995
                      Bonds, Series 2000E-1, Class II, 6.150%, 1/01/27
                      (Alternative Minimum Tax)
            840    Utah Housing Finance Agency, Single Family Mortgage          7/10 at 100.00           AA-          855,733
                      Bonds, Series 2000E-1, Class III, 6.000%, 1/01/15
                      (Alternative Minimum Tax)
            785    Utah Housing Finance Agency, Single Family Mortgage          7/11 at 100.00            AA          792,261
                      Bonds, Series 2001A-2, 5.650%, 7/01/27 (Alternative
                      Minimum Tax)
            545    Utah Housing Finance Agency, Single Family Mortgage          1/11 at 100.00           Aaa          559,497
                      Bonds, Series 2001B-1, 5.750%, 7/01/19 (Alternative
                      Minimum Tax)
          3,000    Utah Water Finance Agency, Revenue Bonds, Pooled Loan       10/12 at 100.00       N/R (4)        3,354,390
                      Financing Program, Series 2002C, 5.250%, 10/01/28
                      (Pre-refunded 10/01/12) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------
         28,070    Total Utah                                                                                      28,429,221
------------------------------------------------------------------------------------------------------------------------------
                   VIRGIN ISLANDS - 0.8% (0.5% OF TOTAL INVESTMENTS)
          4,700    Virgin Islands Public Finance Authority, Gross Receipts     10/14 at 100.00          BBB+        4,534,560
                      Taxes Loan Note, Series 2003, 5.000%, 10/01/33 - RAAI
                      Insured
          2,500    Virgin Islands Public Finance Authority, Revenue Bonds,      1/14 at 100.00           BBB        2,545,175
                      Refinery Project - Hovensa LLC, Series 2003, 6.125%,
                      7/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
          7,200    Total Virgin Islands                                                                             7,079,735
------------------------------------------------------------------------------------------------------------------------------
                   VIRGINIA - 0.8% (0.5% OF TOTAL INVESTMENTS)
         10,500    Metropolitan Washington DC Airports Authority, Virginia,    10/26 at 100.00           AAA        7,174,020
                      Dulles Toll Road Revenue Bonds, Series 2009C.,
                      0.000%, 10/01/41 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------
                   WASHINGTON - 5.3% (3.5% OF TOTAL INVESTMENTS)
         12,235    Chelan County Public Utility District 1, Washington,           No Opt. Call            AA        5,289,802
                      Columbia River-Rock Island Hydro-Electric System
                      Revenue Refunding Bonds, Series 1997A, 0.000%,
                      6/01/26 - NPFG Insured
                   Cowlitz County Public Utilities District 1, Washington,
                   Electric Production Revenue Bonds, Series 2004:
            465       5.000%, 9/01/22 - FGIC Insured                            9/14 at 100.00             A          478,029
          3,100       5.000%, 9/01/28 - FGIC Insured                            9/14 at 100.00             A        3,131,589

                                                           Nuveen Investments 31

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   WASHINGTON (continued)
$         5,000    Energy Northwest, Washington, Electric Revenue Refunding     7/13 at 100.00           Aaa   $    5,571,900
                      Bonds, Nuclear Project 1, Series 2003A, 5.500%,
                      7/01/16 (UB)
         10,000    Washington State Healthcare Facilities Authority,           10/16 at 100.00            AA        9,551,000
                      Revenue Bonds, Providence Health Care Services,
                      Series 2006A, 4.625%, 10/01/34 - FGIC Insured (UB)
          4,685    Washington State Healthcare Facilities Authority,           12/09 at 101.00         A (4)        4,752,370
                      Revenue Bonds, Providence Services, Series 1999,
                      5.375%, 12/01/19 (Pre-refunded 12/01/09) - NPFG
                      Insured
          5,000    Washington State Housing Finance Commission, Non-Profit      1/10 at 101.00          BBB-        5,003,400
                      Housing Revenue Bonds, Kline Galland Center, Series
                      1999, 6.000%, 7/01/29 - RAAI Insured
         12,000    Washington, Motor Vehicle Fuel Tax General Obligation        1/11 at 100.00           AA+       12,184,800
                      Bonds, Series 2001D, 5.250%, 1/01/26
------------------------------------------------------------------------------------------------------------------------------
         52,485    Total Washington                                                                                45,962,890
------------------------------------------------------------------------------------------------------------------------------
                   WEST VIRGINIA - 0.6% (0.4% OF TOTAL INVESTMENTS)
          5,000    Mason County, West Virginia, Pollution Control Revenue      10/11 at 100.00           BBB        5,045,000
                      Bonds, Appalachian Power Company, Series 2003L,
                      5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------
                   WISCONSIN - 3.0% (2.0% OF TOTAL INVESTMENTS)
         11,620    Wisconsin Health and Educational Facilities Authority,       2/10 at 101.00          BBB+       11,649,982
                      Revenue Bonds, Marshfield Clinic, Series 1999,
                      6.250%, 2/15/29 - RAAI Insured
          7,315    Wisconsin Health and Educational Facilities Authority,       1/10 at 102.00           N/R        6,242,623
                      Revenue Bonds, Millennium Housing Foundation Inc.,
                      Series 1998, 6.100%, 1/01/28
          8,875    Wisconsin Housing and Economic Development Authority,        9/14 at 100.00            AA        8,188,519
                      Home Ownership Revenue Bonds, Series 2005C, 4.875%,
                      3/01/36 (Alternative Minimum Tax) (UB)
------------------------------------------------------------------------------------------------------------------------------
         27,810    Total Wisconsin                                                                                 26,081,124
------------------------------------------------------------------------------------------------------------------------------
$     1,596,345    Total Investments (cost $1,286,419,790) - 150.7%                                             1,311,136,145
===============---------------------------------------------------------------------------------------------------------------
                   Floating Rate Obligations - (4.9)%                                                             (42,945,000)
                   -----------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 2.5%                                                            21,581,567
                   ----------------------------------------------------------------------------------------------------------
                   Auction Rate Preferred Shares, at Liquidation Value - (48.3)% (5)                             (419,900,000)
                   -----------------------------------------------------------------------------------------------------------
                   Net Assets Applicable to Common Shares - 100%                                               $  869,872,712
                   ===========================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.0%

N/R   Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

32 Nuveen Investments

NMA | Nuveen Municipal Advantage Fund, Inc.
    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   ALABAMA - 1.4% (0.9% OF TOTAL INVESTMENTS)
$         5,075    Lauderdale County and Florence Healthcare Authority,         1/10 at 101.00             A   $    4,467,320
                      Alabama, Revenue Bonds, Coffee Health Group, Series
                      1999A, 5.250%, 7/01/24 - NPFG Insured
          5,155    Phenix City Industrial Development Board, Alabama,           5/12 at 100.00           BBB        4,342,108
                      Environmental Improvement Revenue Bonds, MeadWestvaco
                      Corporation, Series 2002A, 6.350%, 5/15/35
                      (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
         10,230    Total Alabama                                                                                    8,809,428
------------------------------------------------------------------------------------------------------------------------------
                   ALASKA - 0.9% (0.6% OF TOTAL INVESTMENTS)
                   Alaska Housing Finance Corporation, General Housing
                   Purpose Bonds, Series 2005A:
          1,125       5.250%, 12/01/34 - FGIC Insured (UB)                     12/14 at 100.00            AA        1,147,556
          1,280       5.250%, 12/01/41 - FGIC Insured (UB)                     12/14 at 100.00            AA        1,299,315
                   Northern Tobacco Securitization Corporation, Alaska,
                   Tobacco Settlement Asset-Backed Bonds, Series 2006A:
            920       4.625%, 6/01/23                                           6/14 at 100.00          Baa3          845,278
          3,250       5.000%, 6/01/46                                           6/14 at 100.00          Baa3        2,159,625
------------------------------------------------------------------------------------------------------------------------------
          6,575    Total Alaska                                                                                     5,451,774
------------------------------------------------------------------------------------------------------------------------------
                   ARIZONA - 2.0% (1.2% OF TOTAL INVESTMENTS)
          4,905    Maricopa County Industrial Development Authority,            7/17 at 100.00             A        4,840,646
                      Arizona, Health Facility Revenue Bonds, Catholic
                      Healthcare West, Series 2007A, 5.250%, 7/01/32
          5,000    Maricopa County Pollution Control Corporation, Arizona,      1/10 at 100.00          Baa3        4,956,250
                      Remarketed Revenue Refunding Bonds, Public Service
                      Company of New Mexico, Series 1992A, 5.750%, 11/01/22
          2,500    Phoenix, Arizona, Civic Improvement Corporation, Senior      7/18 at 100.00           AA-        2,492,275
                      Lien Airport Revenue Bonds, Series 2008A, 5.000%,
                      7/01/38
------------------------------------------------------------------------------------------------------------------------------
         12,405    Total Arizona                                                                                   12,289,171
------------------------------------------------------------------------------------------------------------------------------
                   CALIFORNIA - 18.0% (11.6% OF TOTAL INVESTMENTS)
          3,500    Alameda Corridor Transportation Authority, California,      10/17 at 100.00            A-        2,652,895
                      Subordinate Lien Revenue Bonds, Series 2004A, 0.000%,
                      10/01/25 - AMBAC Insured
                   Calexico Unified School District, Imperial County,
                   California, General Obligation Bonds, Series 2005B:
          4,070       0.000%, 8/01/32 - FGIC Insured                              No Opt. Call             A          982,783
          6,410       0.000%, 8/01/34 - FGIC Insured                              No Opt. Call             A        1,361,484
          3,000    California Health Facilities Financing Authority, Health     3/13 at 100.00             A        2,785,350
                      Facility Revenue Bonds, Adventist
                      Health System/West, Series 2003A, 5.000%, 3/01/33
          7,500    California State Public Works Board, Lease Revenue           6/14 at 100.00            A-        7,147,650
                      Bonds, Department of Mental Health, Coalinga State
                      Hospital, Series 2004A, 5.125%, 6/01/29
          2,750    California Statewide Community Development Authority,        8/19 at 100.00            AA        2,950,668
                      Revenue Bonds, Methodist Hospital Project, Series
                      2009, 6.750%, 2/01/38
         11,200    California, General Obligation Bonds, Series 2003,           8/13 at 100.00             A       11,214,112
                      5.250%, 2/01/28
         16,000    California, Various Purpose General Obligation Bonds,        6/17 at 100.00             A       14,977,920
                      Series 2007, 5.000%, 6/01/37
          9,955    Capistrano Unified School District, Orange County,             No Opt. Call             A        2,532,552
                      California, Special Tax Bonds, Community Facilities
                      District, Series 2005, 0.000%, 9/01/31 - FGIC Insured
                   Colton Joint Unified School District, San Bernardino
                   County, California, General Obligation Bonds, Series
                   2006C:
          3,800       0.000%, 2/01/33 - FGIC Insured                             2/15 at 38.73            A+          788,120
          3,795       0.000%, 2/01/37 - FGIC Insured                              No Opt. Call            A+          584,240
          7,535    Contra Costa County, California, GNMA Mortgage-Backed          No Opt. Call           AAA        9,675,166
                      Securities Program Home Mortgage Revenue Bonds,
                      Series 1989, 7.750%, 5/01/22 (Alternative Minimum
                      Tax) (ETM)
          8,145    Cupertino Union School District, Santa Clara County,          8/13 at 55.54            AA        3,314,363
                      California, General Obligation Bonds, Series 2003B,
                      0.000%, 8/01/25 - FGIC Insured
          2,510    Folsom Cordova Unified School District, Sacramento             No Opt. Call            A+          832,366
                      County, California, General Obligation Bonds, School
                      Facilities Improvement District 1, Series 2004B,
                      0.000%, 10/01/28 - NPFG Insured
          3,360    Folsom Cordova Unified School District, Sacramento             No Opt. Call            A+        1,206,778
                      County, California, General Obligation Bonds, School
                      Facilities Improvement District 2, Series 2002A,
                      0.000%, 7/01/27 - NPFG Insured
          2,315    Gateway Unified School District, California, General           No Opt. Call             A          587,709
                      Obligation Bonds, Series 2004B, 0.000%, 8/01/32 -
                      FGIC Insured

                                                           Nuveen Investments 33

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   CALIFORNIA (continued)
$         1,000    Golden State Tobacco Securitization Corporation,             6/17 at 100.00           BBB   $      664,390
                      California, Enhanced Tobacco Settlement Asset-Backed
                      Bonds, Series 2007A-1, 5.125%, 6/01/47
          3,000    Golden State Tobacco Securitization Corporation,               No Opt. Call           AAA        1,124,970
                      California, Tobacco Settlement Asset-Backed Revenue
                      Bonds, Series 2005A, 0.000%, 6/01/26 - FSA Insured
          1,275    Madera Unified School District, Madera County,               8/12 at 100.00           AAA        1,354,356
                      California, General Obligation Bonds, Series 2002,
                      5.250%, 8/01/23 - FSA Insured
          2,200    M-S-R Energy Authority, California, Gas Revenue Bonds,         No Opt. Call             A        2,349,006
                      Citigroup Prepay Contracts, Series 2009C, 6.500%,
                      11/01/39
                   North Orange County Community College District,
                   California, General Obligation Bonds, Series 2003B:
          7,735       0.000%, 8/01/25 - FGIC Insured                              No Opt. Call            AA        3,201,052
          4,000       0.000%, 8/01/26 - FGIC Insured                              No Opt. Call            AA        1,549,960
          5,000    Palmdale Community Redevelopment Agency, California,           No Opt. Call           AAA        5,519,050
                      Residential Mortgage Revenue Refunding Bonds, Series
                      1991B, 7.375%, 2/01/12 (ETM)
          5,000    Palmdale Community Redevelopment Agency, California,           No Opt. Call           AAA        6,254,800
                      Single Family Restructured Mortgage Revenue Bonds,
                      Series 1986A, 8.000%, 3/01/16 (Alternative Minimum
                      Tax) (ETM)
          9,315    Perris, California, GNMA Mortgage-Backed Securities            No Opt. Call           AAA       11,741,930
                      Program Single Family Mortgage Revenue Bonds, Series
                      1989A, 7.600%, 1/01/23 (Alternative Minimum Tax) (ETM)
          1,830    San Diego Public Facilities Financing Authority,             8/19 at 100.00           AA-        2,306,971
                      California, Water Utility Revenue Bonds, Tender
                      Option Bond Trust 3504, 19.428%, 8/01/39 (IF)
          7,660    San Joaquin Hills Transportation Corridor Agency, Orange       No Opt. Call           AAA        4,186,190
                      County, California, Senior Lien Toll Road Revenue
                      Bonds, Series 1993, 0.000%, 1/01/24 (ETM)
         23,000    San Joaquin Hills Transportation Corridor Agency, Orange       No Opt. Call             A        3,583,400
                      County, California, Toll Road Revenue Refunding
                      Bonds, Series 1997A, 0.000%, 1/15/35 - NPFG Insured
          7,250    San Jose-Evergreen Community College District, Santa          9/15 at 47.82           Aa2        2,240,685
                      Clara County, California, General Obligation Bonds,
                      Series 2005A, 0.000%, 9/01/29 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------
        174,110    Total California                                                                               109,670,916
------------------------------------------------------------------------------------------------------------------------------
                   COLORADO - 8.1% (5.2% OF TOTAL INVESTMENTS)
          1,600    Arkansas River Power Authority, Colorado, Power Revenue     10/16 at 100.00           BBB        1,433,296
                      Bonds, Series 2006, 5.250%, 10/01/40 - SYNCORA GTY
                      Insured
          9,440    Colorado Health Facilities Authority, Colorado, Revenue      9/16 at 100.00            AA        8,167,488
                      Bonds, Catholic Health Initiatives, Series 2006A,
                      4.500%, 9/01/38
          3,335    Colorado Health Facilities Authority, Colorado, Revenue      7/19 at 100.00            AA        3,410,004
                      Bonds, Catholic Health Initiatives, Series 2009A,
                      5.500%, 7/01/34 (WI/DD, Settling 11/10/09)
          1,150    Colorado Health Facilities Authority, Revenue Bonds,         9/18 at 102.00           AAA        1,151,990
                      Poudre Valley Health System, Series 2005C, 5.250%,
                      3/01/40 - FSA Insured
          3,300    Denver City and County, Colorado, Airport Revenue Bonds,    11/16 at 100.00            A+        3,382,566
                      Series 2006, 5.000%, 11/15/24 - FGIC Insured
          2,000    Denver Convention Center Hotel Authority, Colorado,         11/16 at 100.00          BBB-        1,579,720
                      Senior Revenue Bonds, Convention Center Hotel, Series
                      2006, 4.750%, 12/01/35 - SYNCORA GTY Insured
                   Denver, Colorado, Airport Revenue Bonds, Series 2006:
          5,365       5.000%, 11/15/23 - FGIC Insured (UB)                     11/16 at 100.00            A+        5,531,798
          4,335       5.000%, 11/15/25 - FGIC Insured (UB)                     11/16 at 100.00            A+        4,422,524
                   E-470 Public Highway Authority, Colorado, Senior Revenue
                   Bonds, Series 1997B:
          2,650       0.000%, 9/01/16 - NPFG Insured                              No Opt. Call             A        1,825,506
          8,645       0.000%, 9/01/26 - NPFG Insured                              No Opt. Call             A        2,878,353
          1,000    E-470 Public Highway Authority, Colorado, Senior Revenue     9/10 at 102.00           AAA        1,064,610
                      Bonds, Series 2000A, 5.750%, 9/01/35 (Pre-refunded
                      9/01/10) - NPFG Insured
                   E-470 Public Highway Authority, Colorado, Senior Revenue
                   Bonds, Series 2000B:
          7,500       0.000%, 9/01/29 - NPFG Insured                              No Opt. Call             A        1,994,475
         10,000       0.000%, 9/01/31 - NPFG Insured                              No Opt. Call             A        2,278,300
         10,000       0.000%, 9/01/32 - NPFG Insured                              No Opt. Call             A        2,119,700
                   Platte River Power Authority, Colorado, Power Revenue
                   Refunding Bonds, Series 2002EE:
          1,030       5.375%, 6/01/17 (Pre-refunded 6/01/12)                    6/12 at 100.00       Aa2 (4)        1,144,979
          4,890       5.375%, 6/01/18 (Pre-refunded 6/01/12)                    6/12 at 100.00       Aa2 (4)        5,435,871

34 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   COLORADO (continued)
                   Platte River Power Authority, Colorado, Power Revenue
                   Refunding Bonds, Series 2002EE:
$           970       5.375%, 6/01/17                                           6/12 at 100.00            AA   $    1,057,358
            110       5.375%, 6/01/18                                           6/12 at 100.00            AA          118,890
------------------------------------------------------------------------------------------------------------------------------
         77,320    Total Colorado                                                                                  48,997,428
------------------------------------------------------------------------------------------------------------------------------
                   DISTRICT OF COLUMBIA - 0.2% (0.1% OF TOTAL INVESTMENTS)
          1,270    District of Columbia Housing Finance Agency, GNMA/FNMA      12/09 at 100.00           AAA        1,267,905
                      Single Family Mortgage Revenue Bonds, Series 1997B,
                      5.900%, 12/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
                   FLORIDA - 4.4% (2.8% OF TOTAL INVESTMENTS)
          2,770    Florida Housing Finance Corporation, Housing Revenue        12/10 at 100.00           AAA        2,789,501
                      Bonds, Stratford Point Apartments, Series 2000O-1,
                      5.850%, 12/01/31 - FSA Insured (Alternative Minimum
                      Tax)
         14,730    South Miami Health Facilities Authority, Florida,            8/17 at 100.00           AA-       13,827,788
                      Hospital Revenue, Baptist Health System Obligation
                      Group, Series 2007, 5.000%, 8/15/42 (UB)
         10,130    Tampa, Florida, Healthcare System Revenue Bonds,            12/09 at 100.00         A (4)       10,288,231
                      Allegany Health System - St. Mary's Hospital, Series
                      1993, 5.125%, 12/01/23 - NPFG Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------
         27,630    Total Florida                                                                                   26,905,520
------------------------------------------------------------------------------------------------------------------------------
                   GEORGIA - 1.1% (0.7% OF TOTAL INVESTMENTS)
          4,000    Augusta, Georgia, Water and Sewerage Revenue Bonds,         10/14 at 100.00           AAA        4,130,040
                      Series 2004, 5.250%, 10/01/39 - FSA Insured
          2,900    Coffee County Hospital Authority, Georgia, Revenue          12/14 at 100.00          BBB-        2,489,766
                      Bonds, Coffee County Regional Medical Center, Series
                      2004, 5.000%, 12/01/26
------------------------------------------------------------------------------------------------------------------------------
          6,900    Total Georgia                                                                                    6,619,806
------------------------------------------------------------------------------------------------------------------------------
                   HAWAII - 0.4% (0.3% OF TOTAL INVESTMENTS)
          2,215    Hawaii Housing and Community Development Corporation,        7/10 at 102.00       N/R (4)        2,335,673
                      GNMA Collateralized Multifamily Housing Revenue
                      Bonds, Sunset Villas, Series 2000, 5.700%, 7/20/31
                      (Pre-refunded 7/20/10)
            290    Hawaii Housing Finance and Development Corporation,          1/10 at 100.00           AAA          297,589
                      Single Family Mortgage Purchase Revenue Bonds, Series
                      1997A, 5.750%, 7/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
          2,505    Total Hawaii                                                                                     2,633,262
------------------------------------------------------------------------------------------------------------------------------
                   ILLINOIS - 15.7% (10.1% OF TOTAL INVESTMENTS)
          4,345    Chicago Board of Education, Illinois, Unlimited Tax            No Opt. Call           AA-        1,555,814
                      General Obligation Bonds, Dedicated Tax Revenues,
                      Series 1998B-1, 0.000%, 12/01/28 - FGIC Insured
          4,260    Chicago Board of Education, Illinois, Unlimited Tax            No Opt. Call           AA-        1,248,734
                      General Obligation Bonds, Dedicated Tax Revenues,
                      Series 1999A, 0.000%, 12/01/31 - FGIC Insured
          5,865    Chicago, Illinois, General Obligation Bonds,                 7/10 at 101.00           AAA        6,165,464
                      Neighborhoods Alive 21 Program, Series 2000A, 6.500%,
                      1/01/35 (Pre-refunded 7/01/10) - FGIC Insured
          5,000    Chicago, Illinois, Second Lien Passenger Facility Charge     1/11 at 101.00            A1        4,730,400
                      Revenue Bonds, O'Hare International Airport, Series
                      2001A, 5.375%, 1/01/32 - AMBAC Insured (Alternative
                      Minimum Tax)
          2,000    Illinois Finance Authority, Revenue Bonds, Children's        8/18 at 100.00           AAA        1,997,880
                      Memorial Hospital, Series 2008A, 5.250%, 8/15/47 -
                      AGC Insured (UB)
          8,395    Illinois Finance Authority, Revenue Bonds, Loyola            7/17 at 100.00           Aa1        8,623,428
                      University of Chicago, Tender Option Bond Trust 1137,
                      9.072%, 7/01/46 (IF)
          2,500    Illinois Finance Authority, Revenue Bonds, Silver Cross      8/19 at 100.00           BBB        2,627,775
                      Hospital and Medical Centers, Series 2009, 6.875%,
                      8/15/38
          6,000    Illinois Health Facilities Authority, Revenue Bonds,         5/12 at 100.00           Aaa        6,688,380
                      Condell Medical Center, Series 2002, 5.750%, 5/15/22
                      (Pre-refunded 5/15/12)
          6,165    Illinois Health Facilities Authority, Revenue Bonds,         2/10 at 100.00             A        6,166,665
                      Sarah Bush Lincoln Health Center, Series1996B,
                      5.750%, 2/15/22
         10,740    Lake and McHenry Counties Community Unit School District      1/15 at 66.94           Aa3        5,583,833
                      118, Wauconda, Illinois, General Obligation Bonds,
                      Series 2005B, 0.000%, 1/01/23 - FSA Insured
          1,090    Metropolitan Pier and Exposition Authority, Illinois,          No Opt. Call            A2          619,000
                      Revenue Bonds, McCormick Place Expansion Project,
                      Series 1993A, 0.000%, 6/15/21 - FGIC Insured
                   Metropolitan Pier and Exposition Authority, Illinois,
                   Revenue Bonds, McCormick Place Expansion Project, Series
                   1999A:
         13,455       5.500%, 12/15/24 - FGIC Insured                          12/09 at 101.00           AAA       13,653,461
         10,430       5.250%, 12/15/28 - FGIC Insured                          12/09 at 101.00           AAA       10,544,000

                                                           Nuveen Investments 35

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   ILLINOIS (continued)
$         3,175    Metropolitan Pier and Exposition Authority, Illinois,          No Opt. Call           AAA   $      533,527
                      Revenue Bonds, McCormick Place Expansion Project,
                      Series 2002A, 0.000%, 6/15/41 - NPFG Insured
          6,000    Metropolitan Pier and Exposition Authority, Illinois,          No Opt. Call             A        2,805,900
                      Revenue Refunding Bonds, McCormick Place Expansion
                      Project, Series 1996A, 0.000%, 6/15/24 - NPFG Insured
          4,600    Regional Transportation Authority, Cook, DuPage, Kane,         No Opt. Call           Aa3        5,639,738
                      Lake, McHenry and Will Counties, Illinois, General
                      Obligation Bonds, Series 1990A, 7.200%, 11/01/20 -
                      AMBAC Insured
          1,940    University of Illinois, Auxiliary Facilities Systems         4/13 at 100.00           AA-        1,995,930
                      Revenue Bonds, Series 2003A, 5.000%, 4/01/23 - AMBAC
                      Insured
          7,500    Valley View Public Schools, Community Unit School              No Opt. Call            AA        3,339,675
                      District 365U of Will County, Illinois, General
                      Obligation Bonds, Series 2005, 0.000%, 11/01/25 -
                      NPFG Insured
         23,125    Will County Community High School District 210                 No Opt. Call           Aa3       11,131,681
                      Lincoln-Way, Illinois, General Obligation Bonds,
                      Series 2006, 0.000%, 1/01/24 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------
        126,585    Total Illinois                                                                                  95,651,285
------------------------------------------------------------------------------------------------------------------------------
                   INDIANA - 3.5% (2.2% OF TOTAL INVESTMENTS)
          2,025    Hospital Authority of Delaware County, Indiana, Hospital     8/10 at 100.00           N/R        1,969,475
                      Revenue Refunding Bonds, Cardinal Health System,
                      Series 1997, 5.000%, 8/01/16 - AMBAC Insured
          4,030    Indiana Finance Authority Health System Revenue Bonds       11/19 at 100.00           Aa3        3,934,811
                      Series 2009A (Sisters of St. Francis Health Services,
                      Inc. Obligated Group), 5.250%, 11/01/39 (WI/DD,
                      Settling 11/05/09)
          6,000    Indiana Finance Authority, Revenue and Refunding Bonds,     12/19 at 100.00            AA        5,859,840
                      Trinity Health Credit Group, Series 2009A, 5.250%,
                      12/01/38 (WI/DD, Settling 11/16/09)
          5,205    Indiana Health Facility Financing Authority, Hospital        8/10 at 101.50        A+ (4)        5,491,535
                      Revenue Bonds, Clarian Health Obligated Group, Series
                      2000A, 5.500%, 2/15/30 (Pre-refunded 8/15/10) - NPFG
                      Insured
          2,435    Indiana Health Facility Financing Authority, Revenue         3/17 at 100.00           BBB        2,322,406
                      Bonds, Community Foundation of Northwest Indiana,
                      Series 2007, 5.500%, 3/01/37
          1,475    St. Joseph County Hospital Authority, Indiana, Revenue       2/10 at 101.00           BB+        1,454,630
                      Bonds, Madison Center Inc., Series 1999, 5.450%,
                      2/15/12
------------------------------------------------------------------------------------------------------------------------------
         21,170    Total Indiana                                                                                   21,032,697
------------------------------------------------------------------------------------------------------------------------------
                   IOWA - 0.8% (0.5% OF TOTAL INVESTMENTS)
          6,050    Iowa Tobacco Settlement Authority, Asset Backed              6/15 at 100.00           BBB        4,444,935
                      Settlement Revenue Bonds, Series 2005C, 5.375%,
                      6/01/38
            250    Iowa Tobacco Settlement Authority, Tobacco Asset-Backed      6/17 at 100.00           BBB          215,450
                      Revenue Bonds, Series 2005B, 5.600%, 6/01/34
------------------------------------------------------------------------------------------------------------------------------
          6,300    Total Iowa                                                                                       4,660,385
------------------------------------------------------------------------------------------------------------------------------
                   KANSAS - 0.3% (0.2% OF TOTAL INVESTMENTS)
          1,750    Wamego, Kansas, Pollution Control Revenue Bonds, Kansas      6/14 at 100.00             A        1,767,623
                      Gas and Electric Company, Series 2004, 5.300%,
                      6/01/31 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------
                   KENTUCKY - 0.4% (0.3% OF TOTAL INVESTMENTS)
          1,500    Kentucky Economic Development Finance Authority,             8/19 at 100.00           Aa3        1,601,070
                      Hospital Revenue Bonds, Baptist Healthcare System,
                      Series 2009A, 5.375%, 8/15/24
          1,000    Kentucky Economic Development Finance Authority,             6/18 at 100.00           AAA        1,071,950
                      Louisville Arena Project Revenue Bonds,
                   Louisville Arena Authority, Inc., Series 2008A-1,
                      6.000%, 12/01/33 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------
          2,500    Total Kentucky                                                                                   2,673,020
------------------------------------------------------------------------------------------------------------------------------
                   LOUISIANA - 13.9% (8.9% OF TOTAL INVESTMENTS)
         13,500    DeSoto Parish, Louisiana, Pollution Control Revenue          3/10 at 102.00           BBB       13,504,590
                      Refunding Bonds, Cleco Utility Group Inc. Project,
                      Series 1999, 5.875%, 9/01/29 - AMBAC Insured
                   Louisiana Public Facilities Authority, Extended Care
                   Facilities Revenue Bonds, Comm-Care Corporation Project,
                   Series 1994:
            625       11.000%, 2/01/14 (ETM)                                      No Opt. Call       N/R (4)          754,406
          5,650       11.000%, 2/01/14 (ETM)                                      No Opt. Call       N/R (4)        6,818,646
          6,650    Louisiana Public Facilities Authority, Revenue Bonds,        7/14 at 100.00             A        6,525,778
                      Baton Rouge General Hospital, Series 2004, 5.250%,
                      7/01/33 - NPFG Insured
          9,000    Louisiana Public Facilities Authority, Revenue Bonds,        5/17 at 100.00            A3        8,462,160
                      Ochsner Clinic Foundation Project, Series 2007A,
                      5.500%, 5/15/47

36 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   LOUISIANA (continued)
$            28    Louisiana State, Gasoline Tax Revenue Bonds, Series          5/16 at 100.00            AA   $       21,269
                      2006, Residuals 660-1, 15.601%, 5/01/41 - FGIC
                      Insured (IF)
                   Louisiana State, Gasoline Tax Revenue Bonds, Series
                   2006A:
         20,690       4.500%, 5/01/41 - FGIC Insured (UB)                       5/16 at 100.00            AA       19,399,979
         10,000       5.000%, 5/01/41 - FGIC Insured (UB)                       5/16 at 100.00            AA        9,937,200
                   Tobacco Settlement Financing Corporation, Louisiana,
                   Tobacco Settlement Asset-Backed Bonds, Series 2001B:
          8,205       5.500%, 5/15/30                                           5/11 at 101.00           BBB        8,236,589
         11,855       5.875%, 5/15/39                                           5/11 at 101.00           BBB       10,729,368
------------------------------------------------------------------------------------------------------------------------------
         86,203    Total Louisiana                                                                                 84,389,985
------------------------------------------------------------------------------------------------------------------------------
                   MASSACHUSETTS - 2.4% (1.6% OF TOTAL INVESTMENTS)
            620    Massachusetts Health and Educational Facilities              7/18 at 100.00            A3          572,427
                      Authority, Revenue Bonds, CareGroup Inc., Series
                      2008E-1, 5.125%, 7/01/33
          1,750    Massachusetts Health and Educational Facilities              1/10 at 100.50          BBB+        1,610,210
                      Authority, Revenue Bonds, UMass Memorial Healthcare,
                      Series 1998A, 5.000%, 7/01/28 - AMBAC Insured
             55    Massachusetts Housing Finance Agency, Single Family         12/09 at 100.00           AAA           55,232
                      Housing Revenue Bonds, Series 77, 5.950%, 6/01/25 -
                      FSA Insured (Alternative Minimum Tax)
                   Massachusetts Turnpike Authority, Metropolitan Highway
                   System Revenue Bonds, Senior Series 1997A:
          1,975       5.000%, 1/01/12                                           1/10 at 100.00            A-        1,979,701
          2,000       5.125%, 1/01/17 - NPFG Insured                            1/10 at 100.00             A        2,001,780
            875       5.000%, 1/01/27 - NPFG Insured                            1/10 at 100.00             A          870,949
          5,320       5.000%, 1/01/37 - NPFG Insured                            1/10 at 100.00             A        5,018,196
          2,690    Massachusetts Turnpike Authority, Metropolitan Highway       1/10 at 100.00            AA        2,690,430
                      System Revenue Bonds, Subordinate Series 1997B,
                      5.250%, 1/01/29 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------
         15,285    Total Massachusetts                                                                             14,798,925
------------------------------------------------------------------------------------------------------------------------------
                   MICHIGAN - 2.0% (1.3% OF TOTAL INVESTMENTS)
                   Michigan State Hospital Finance Authority, Hospital
                   Revenue Bonds, Detroit Medical Center Obligated Group,
                   Series 1998A:
          4,995       5.250%, 8/15/23                                           2/10 at 100.00           Ba3        4,174,671
          3,000       5.250%, 8/15/28                                           2/10 at 100.00           BB-        2,315,250
          3,275    Michigan State Hospital Finance Authority, Revenue           2/10 at 100.00           BB-        3,201,902
                      Refunding Bonds, Detroit Medical Center Obligated
                      Group, Series 1993A, 6.500%, 8/15/18
          3,050    Michigan Tobacco Settlement Finance Authority, Tobacco       6/18 at 100.00          Baa3        2,692,052
                      Settlement Asset-Backed Revenue Bonds, Series 2008A,
                      6.875%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------
         14,320    Total Michigan                                                                                  12,383,875
------------------------------------------------------------------------------------------------------------------------------
                   MINNESOTA - 1.0% (0.6% OF TOTAL INVESTMENTS)
          5,000    Minneapolis-St. Paul Metropolitan Airports Commission,       1/11 at 100.00         A (4)        5,275,050
                      Minnesota, Subordinate Airport Revenue Bonds, Series
                      2001C, 5.250%, 1/01/32 (Pre-refunded 1/01/11) - FGIC
                      Insured
            565    Minnesota Housing Finance Agency, Single Family Mortgage     1/10 at 100.00           AA+          573,718
                      Revenue Bonds, Series 2000J, 5.400%, 1/01/23
                      (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
          5,565    Total Minnesota                                                                                  5,848,768
------------------------------------------------------------------------------------------------------------------------------
                   MISSOURI - 0.9% (0.6% OF TOTAL INVESTMENTS)
         12,005    Kansas City Municipal Assistance Corporation, Missouri,        No Opt. Call           AA-        3,870,292
                      Leasehold Revenue Bonds, Series 2004B-1, 0.000%,
                      4/15/29 - AMBAC Insured
            105    Missouri Housing Development Commission, Single Family       3/10 at 102.00           AAA          112,330
                      Mortgage Revenue Bonds, Homeownership Loan Program,
                      Series 2000A-1, 7.500%, 3/01/31 (Alternative Minimum
                      Tax)
          1,500    Missouri-Illinois Metropolitan District Bi-State            10/13 at 100.00           AAA        1,506,825
                      Development Agency, Mass Transit Sales Tax
                      Appropriation Bonds, Metrolink Cross County Extension
                      Project, Series 2002B, 5.000%, 10/01/32 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------
         13,610    Total Missouri                                                                                   5,489,447
------------------------------------------------------------------------------------------------------------------------------
                   NEVADA - 3.6% (2.3% OF TOTAL INVESTMENTS)
          7,310    Clark County, Nevada, Limited Tax General Obligation         7/10 at 100.00       AA+ (4)        7,564,242
                      Bank Bonds, Series 2000, 5.500%, 7/01/19
                      (Pre-refunded 7/01/10)

                                                           Nuveen Investments 37

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   NEVADA (continued)
$         7,500    Clark County, Nevada, Subordinate Lien Airport Revenue       7/10 at 101.00       Aa3 (4)   $    7,857,075
                      Bonds, Series 1999A, 6.000%, 7/01/29 (Pre-refunded
                      7/01/10) - NPFG Insured
                   Director of Nevada State Department of Business and
                   Industry, Revenue Bonds, Las Vegas Monorail Project, First
                   Tier, Series 2000:
          3,025       0.000%, 1/01/16 - AMBAC Insured                             No Opt. Call          Caa2          515,097
          7,910       5.375%, 1/01/40 - AMBAC Insured                           1/10 at 100.00          Caa2        1,621,629
          3,750    Henderson, Nevada, Healthcare Facility Revenue Refunding     7/17 at 100.00           AAA        4,333,875
                      Bonds, Catholic Healthcare West, Series 2007B, Trust
                      2633, 18.647%, 7/01/31 - BHAC Insured (IF)
            250    Nevada Housing Division, Single Family Mortgage Bonds,       4/10 at 100.00           Aaa          246,908
                      Senior Series 1997C-2, 5.750%, 4/01/29 (Alternative
                      Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
         29,745    Total Nevada                                                                                    22,138,826
------------------------------------------------------------------------------------------------------------------------------
                   NEW JERSEY - 3.6% (2.3% OF TOTAL INVESTMENTS)
         15,000    New Jersey Transportation Trust Fund Authority,                No Opt. Call           AA-        4,101,000
                      Transportation System Bonds, Series 2006C, 0.000%,
                      12/15/30 - FGIC Insured
                   Tobacco Settlement Financing Corporation, New Jersey,
                   Tobacco Settlement Asset-Backed Bonds, Series 2002:
         10,970       5.750%, 6/01/32 (Pre-refunded 6/01/12)                    6/12 at 100.00           AAA       11,925,706
          5,050       6.125%, 6/01/42 (Pre-refunded 6/01/12)                    6/12 at 100.00           AAA        5,700,440
------------------------------------------------------------------------------------------------------------------------------
         31,020    Total New Jersey                                                                                21,727,146
------------------------------------------------------------------------------------------------------------------------------
                   NEW MEXICO - 1.2% (0.8% OF TOTAL INVESTMENTS)
          7,500    Farmington, New Mexico, Pollution Control Revenue            4/10 at 100.00          Baa3        7,453,725
                      Refunding Bonds, Public Service Company of New
                      Mexico - San Juan Project, Series 1997B, 5.800%,
                      4/01/22
------------------------------------------------------------------------------------------------------------------------------
                   NEW YORK - 8.9% (5.7% OF TOTAL INVESTMENTS)
          7,000    Metropolitan Transportation Authority, New York, State       7/12 at 100.00           AA-        7,112,000
                      Service Contract Refunding Bonds, Series 2002A,
                      5.125%, 1/01/29
                   Nassau County, New York, General Obligation Improvement
                   Bonds, Series 2000F:
          3,980       7.000%, 3/01/11 (Pre-refunded 3/01/10) - FSA Insured      3/10 at 100.00           AAA        4,067,122
          4,070       7.000%, 3/01/12 (Pre-refunded 3/01/10) - FSA Insured      3/10 at 100.00           AAA        4,159,092
          3,925       7.000%, 3/01/15 (Pre-refunded 3/01/10) - FSA Insured      3/10 at 100.00           AAA        4,010,918
          4,975    New York City Industrial Development Agency, New York,      12/09 at 101.00            BB        3,464,789
                      Special Facilities Revenue Bonds, British Airways
                      PLC, Series 1998, 5.250%, 12/01/32 (Alternative
                      Minimum Tax)
          3,000    New York City Industrial Development Agency, New York,      12/12 at 101.00            BB        2,822,220
                      Special Facilities Revenue Bonds, British Airways
                      PLC, Series 2002, 7.625%, 12/01/32 (Alternative
                      Minimum Tax)
         10,000    New York City Municipal Water Finance Authority, New        12/14 at 100.00           AAA       10,180,300
                      York, Water and Sewerage System Revenue Bonds, Series
                      2004B, 5.000%, 6/15/36 - FSA Insured (UB)
         10,000    New York City Transitional Finance Authority, New York,      5/10 at 101.00           AAA       10,408,900
                      Future Tax Secured Bonds, Fiscal Series 2000B,
                      6.000%, 11/15/29 (Pre-refunded 5/15/10)
          7,435    New York City, New York, General Obligation Bonds,           5/10 at 101.00        AA (4)        7,728,980
                      Fiscal Series 2000A, 5.750%, 5/15/20 (Pre-refunded
                      5/15/10)
------------------------------------------------------------------------------------------------------------------------------
         54,385    Total New York                                                                                  53,954,321
------------------------------------------------------------------------------------------------------------------------------
                   NORTH CAROLINA - 2.4% (1.6% OF TOTAL INVESTMENTS)
          1,070    North Carolina Housing Finance Agency, Home Ownership        7/10 at 100.00            AA        1,071,380
                      Revenue Bonds, 1998 Trust Agreement, Series 10A,
                      5.400%, 7/01/32 - AMBAC Insured (Alternative Minimum
                      Tax)
          4,305    North Carolina Housing Finance Agency, Home Ownership        1/10 at 100.00            AA        4,308,616
                      Revenue Bonds, 1998 Trust Agreement, Series 7A,
                      6.250%, 1/01/29 (Alternative Minimum Tax)
          4,005    North Carolina Housing Finance Agency, Home Ownership        1/10 at 100.00            AA        4,009,285
                      Revenue Bonds, 1998 Trust Agreement, Series 9A,
                      5.875%, 7/01/31 (Alternative Minimum Tax)
          3,500    North Carolina Medical Care Commission, Healthcare           6/19 at 100.00            AA        3,460,975
                      Facilities Revenue Bonds, Duke University
                   Health System, Series 2009A, 5.000%, 6/01/42 (WI/DD,
                      Settling 11/10/09)
          1,900    North Carolina Turnpike Authority, Triangle Expressway       1/19 at 100.00           AAA        1,997,926
                      System Senior Lien Revenue Bonds, Series 2009A,
                      5.750%, 1/01/39 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------
         14,780    Total North Carolina                                                                            14,848,182
------------------------------------------------------------------------------------------------------------------------------

38 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   NORTH DAKOTA - 0.3% (0.2% OF TOTAL INVESTMENTS)
$         2,250    Ward County Health Care, North Dakota, Revenue Bonds,        7/16 at 100.00          BBB+   $    2,105,865
                      Trinity Obligated Group, Series 2006,
                      5.125%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------
                   OHIO - 7.7% (4.9% OF TOTAL INVESTMENTS)
          4,630    Akron, Bath and Copley Joint Township Hospital District,    11/09 at 101.00          Baa1        4,638,473
                      Ohio, Hospital Facilities Revenue Bonds, Summa Health
                      System, Series 1998A, 5.375%, 11/15/18
         10,000    American Municipal Power Ohio Inc., General Revenue          2/18 at 100.00            A1       10,048,600
                      Bonds, Series 2008, 5.250%, 2/15/43
                   Buckeye Tobacco Settlement Financing Authority, Ohio,
                   Tobacco Settlement Asset-Backed Revenue
                   Bonds, Senior Lien, Series 2007A-2:
            855       5.125%, 6/01/24                                           6/17 at 100.00           BBB          761,514
          2,700       5.875%, 6/01/30                                           6/17 at 100.00           BBB        2,349,999
          2,635       5.750%, 6/01/34                                           6/17 at 100.00           BBB        2,215,903
          2,520       6.000%, 6/01/42                                           6/17 at 100.00           BBB        1,943,348
          5,895       5.875%, 6/01/47                                           6/17 at 100.00           BBB        4,367,723
          5,150    Buckeye Tobacco Settlement Financing Authority, Ohio,        6/22 at 100.00           BBB        3,378,143
                      Tobacco Settlement Asset-Backed Revenue Bonds, Senior
                      Lien, Series 2007A-3, 0.000%, 6/01/37
                   Montgomery County, Ohio, Hospital Facilities Revenue
                   Bonds, Kettering Medical Center, Series 1999:
          7,840       6.750%, 4/01/18 (Pre-refunded 4/01/10)                    4/10 at 101.00         A (4)        8,127,179
          5,000       6.750%, 4/01/22 (Pre-refunded 4/01/10)                    4/10 at 101.00         A (4)        5,183,150
          1,090    Ohio Housing Finance Agency, GNMA Mortgage-Backed            8/10 at 100.00           Aaa        1,095,581
                      Securities Program Residential Mortgage
                      Revenue Bonds, Series 2000D, 5.450%, 9/01/31
                      (Alternative Minimum Tax)
          2,650    Ohio, General Obligation Bonds, Higher Education, Series     5/13 at 100.00           AA+        2,769,727
                      2003A, 5.000%, 5/01/22
------------------------------------------------------------------------------------------------------------------------------
         50,965    Total Ohio                                                                                      46,879,340
------------------------------------------------------------------------------------------------------------------------------
                   OKLAHOMA - 2.4% (1.6% OF TOTAL INVESTMENTS)
          1,675    Oklahoma Development Finance Authority, Health System        8/18 at 100.00           AA-        1,709,137
                      Revenue Bonds, Integris Baptist Medical Center, Series
                      2008B, 5.250%, 8/15/38
         12,000    Oklahoma Development Finance Authority, Revenue Bonds,       2/17 at 100.00             A       11,321,640
                      Saint John Health System, Series 2007, 5.000%, 2/15/42
          2,000    Oklahoma Municipal Power Authority, Power Supply System      1/17 at 100.00             A        1,745,240
                      Revenue Bonds, Series 2007, 4.500%, 1/01/47 - FGIC
                      Insured
------------------------------------------------------------------------------------------------------------------------------
         15,675    Total Oklahoma                                                                                  14,776,017
------------------------------------------------------------------------------------------------------------------------------
                   OREGON - 0.5% (0.3% OF TOTAL INVESTMENTS)
          3,000    Oregon State Facilities Authority, Revenue Bonds,           10/17 at 100.00             A        2,770,680
                      Willamette University, Series 2007A, 5.000%, 10/01/36
------------------------------------------------------------------------------------------------------------------------------
                   PENNSYLVANIA - 1.8% (1.1% OF TOTAL INVESTMENTS)
          5,000    Allegheny County Hospital Development Authority,               No Opt. Call           Aa3        5,122,450
                      Pennsylvania, University of Pittsburgh Medical Center
                      Revenue Bonds, Series 2009A, 5.625%, 8/15/39
            585    Carbon County Industrial Development Authority,                No Opt. Call          BBB-          591,014
                      Pennsylvania, Resource Recovery Revenue Refunding
                      Bonds, Panther Creek Partners Project, Series 2000,
                      6.650%, 5/01/10 (Alternative Minimum Tax)
          1,250    Erie, Pennsylvania, Water Authority, Water Revenue          12/18 at 100.00           AAA        1,259,025
                      Bonds, Series 2008, 5.000%, 12/01/43 - FSA Insured
          1,500    Pennsylvania Housing Finance Agency, Single Family          10/16 at 100.00           AA+        1,397,235
                      Mortgage Revenue Bonds, Series 2006A, 4.650%, 10/01/31
                      (Alternative Minimum Tax) (UB)
          2,600    Pennsylvania Turnpike Commission, Turnpike Revenue          12/14 at 100.00           Aa3        2,668,172
                      Bonds, Series 2004A, 5.500%, 12/01/31 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------
         10,935    Total Pennsylvania                                                                              11,037,896
------------------------------------------------------------------------------------------------------------------------------
                   PUERTO RICO - 4.8% (3.1% OF TOTAL INVESTMENTS)
          5,000    Puerto Rico Electric Power Authority, Power Revenue          7/15 at 100.00            A3        4,966,150
                      Bonds, Series 2005RR, 5.000%, 7/01/26 - SYNCORA GTY
                      Insured
         10,070    Puerto Rico Highway and Transportation Authority,              No Opt. Call           BBB        9,548,173
                      Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/39 -
                      FGIC Insured
         10,000    Puerto Rico Sales Tax Financing Corporation, Sales Tax       8/19 at 100.00            A+       10,503,500
                      Revenue Bonds, First Subordinate Series 2009A, 6.000%,
                      8/01/42

                                                           Nuveen Investments 39

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   PUERTO RICO (continued)
$         4,000    Puerto Rico, General Obligation Bonds, Series 2000B,         7/10 at 100.00             A   $    4,017,000
                      5.625%, 7/01/19 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------
         29,070    Total Puerto Rico                                                                               29,034,823
------------------------------------------------------------------------------------------------------------------------------
                   RHODE ISLAND - 1.3% (0.8% OF TOTAL INVESTMENTS)
          1,235    Rhode Island Health and Educational Building                 1/10 at 100.00             A        1,236,198
                      Corporation, Hospital Financing Revenue Bonds,
                      Lifespan Obligated Group, Series 1996, 5.500%,
                      5/15/16 - NPFG Insured
          7,000    Rhode Island Housing and Mortgage Finance Corporation,      10/14 at 100.00           AA+        6,558,160
                      Homeownership Opportunity Bond Program, Series 50A,
                      4.650%, 10/01/34
------------------------------------------------------------------------------------------------------------------------------
          8,235    Total Rhode Island                                                                               7,794,358
------------------------------------------------------------------------------------------------------------------------------
                   SOUTH CAROLINA - 3.3% (2.1% OF TOTAL INVESTMENTS)
         10,000    Greenville County School District, South Carolina,          12/12 at 101.00        AA (4)       11,588,700
                      Installment Purchase Revenue Bonds, Series 2002,
                      6.000%, 12/01/20 (Pre-refunded 12/01/12)
          2,500    Lexington County Health Service District, South             11/13 at 100.00        A+ (4)        2,893,150
                      Carolina, Hospital Revenue Refunding and Improvement
                      Bonds, Series 2003, 5.750%, 11/01/28 (Pre-refunded
                      11/01/13)
          3,000    Myrtle Beach, South Carolina, Hospitality and                6/14 at 100.00            A+        2,855,910
                      Accommodation Fee Revenue Bonds, Series 2004A,
                      5.000%, 6/01/36 - FGIC Insured
          1,220    Piedmont Municipal Power Agency, South Carolina,               No Opt. Call             A          594,042
                      Electric Revenue Bonds, Series 2004A-2, 0.000%,
                      1/01/23 - FGIC Insured
          2,125    South Carolina Public Service Authority, Revenue             7/13 at 100.00           Aa2        2,252,181
                      Refunding Bonds, Santee Cooper Electric System,
                      Series 2003A, 5.000%, 1/01/21 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------
         18,845    Total South Carolina                                                                            20,183,983
------------------------------------------------------------------------------------------------------------------------------
                   SOUTH DAKOTA - 0.5% (0.3% OF TOTAL INVESTMENTS)
          2,945    South Dakota Health and Educational Facilities               5/17 at 100.00           AA-        2,837,242
                      Authority, Revenue Bonds, Sanford Health, Series
                      2007, 5.000%, 11/01/40
------------------------------------------------------------------------------------------------------------------------------
                   TENNESSEE - 3.9% (2.5% OF TOTAL INVESTMENTS)
          6,000    Knox County Health, Educational and Housing Facilities       4/12 at 101.00            A1        6,139,140
                      Board, Tennessee, Hospital Revenue Bonds, Baptist
                      Health System of East Tennessee Inc., Series 2002,
                      6.500%, 4/15/31
         20,415    Knox County Health, Educational and Housing Facilities        1/13 at 75.87           AAA       13,430,212
                      Board, Tennessee, Hospital Revenue Refunding Bonds,
                      Covenant Health, Series 2002A, 0.000%, 1/01/18 - FSA
                      Insured
          1,750    Metropolitan Government of Nashville-Davidson County,        5/11 at 100.00           AA+        1,779,120
                      Tennessee, Electric System Revenue Bonds, Series
                      2001A, 5.125%, 5/15/26
          2,000    Sullivan County Health Educational and Housing               3/13 at 100.00           N/R        1,719,860
                      Facilities Board, Tennessee, Revenue Bonds, Wellmont
                      Health System, Refunding Series 200A, 5.486%, 9/01/32
          1,500    Sumner County Health, Educational, and Housing              11/17 at 100.00           N/R          570,150
                      Facilities Board, Tennessee, Revenue Refunding Bonds,
                      Sumner Regional Health System Inc., Series 2007,
                      5.500%, 11/01/46
------------------------------------------------------------------------------------------------------------------------------
         31,665    Total Tennessee                                                                                 23,638,482
------------------------------------------------------------------------------------------------------------------------------
                   TEXAS - 13.7% (8.8% OF TOTAL INVESTMENTS)
          2,000    Abilene Higher Education Authority, Inc., Texas, Student    11/09 at 100.00           Aa3        2,002,300
                      Loan Revenue Bonds, Subordinate Series 1998B, 5.050%,
                      7/01/13 (Alternative Minimum Tax)
         11,810    Brazos River Authority, Texas, Pollution Control Revenue       No Opt. Call           CCC       10,648,250
                      Refunding Bonds, TXU Electric Company, Series 2001C,
                      5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative
                      Minimum Tax)
          6,000    Brazos River Authority, Texas, Revenue Refunding Bonds,        No Opt. Call          BBB+        5,433,060
                      Houston Lighting and Power Company, Series 1998,
                      5.050%, 11/01/18 - AMBAC Insured (Alternative Minimum
                      Tax)
          4,250    Ennis Independent School District, Ellis County, Texas,       8/16 at 60.73           Aaa        1,866,218
                      General Obligation Bonds, Series 2006, 0.000%, 8/15/26
          8,400    Gulf Coast Waste Disposal Authority, Texas, Waste            4/10 at 100.50           BBB        7,875,084
                      Disposal Revenue Bonds, Valero Energy Corporation,
                      Series 1999, 5.700%, 4/01/32 (Alternative Minimum Tax)
          7,500    Harris County Health Facilities Development Corporation,    11/13 at 100.00            AA        7,557,075
                      Texas, Thermal Utility Revenue Bonds, TECO Project,
                      Series 2003, 5.000%, 11/15/30 - NPFG Insured
          1,540    Houston Community College, Texas, Limited Tax General        2/13 at 100.00           AA+        1,577,884
                      Obligation Bonds, Series 2003, 5.000%, 2/15/28 -
                      AMBAC Insured (UB)
          3,460    Houston Community College, Texas, Limited Tax General        2/13 at 100.00       AA+ (4)        3,859,872
                      Obligation Bonds, Series 2003, 5.000%, 2/15/28
                      (Pre-refunded 2/15/13) - AMBAC Insured

40 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   TEXAS (continued)
                   Houston, Texas, Water Conveyance System Contract,
                   Certificates of Participation, Series 1993A-J:
$         5,490       6.800%, 12/15/10 - AMBAC Insured                            No Opt. Call           N/R   $    5,764,280
          2,000       6.800%, 12/15/11 - AMBAC Insured                            No Opt. Call           N/R        2,136,840
          9,345    Leander Independent School District, Williamson and           8/15 at 35.34           AA-        2,424,560
                      Travis Counties, Texas, General Obligation Bonds,
                      Series 2005, 0.000%, 8/15/34 - FGIC Insured
         16,305    Matagorda County Navigation District 1, Texas, Revenue      11/09 at 101.00          BBB-       15,418,497
                      Bonds, Reliant Energy Inc., Series 1999B, 5.950%,
                      5/01/30 (Alternative Minimum Tax)
                   North Texas Thruway Authority, First Tier System Revenue
                   Refunding Bonds, Capital Appreciation Series 2008I:
          2,555       0.000%, 1/01/42 - AGC Insured                             1/25 at 100.00           AAA        1,908,023
          7,000       0.000%, 1/01/43                                           1/25 at 100.00            A2        5,148,570
          3,425    Sabine River Authority, Texas, Pollution Control Revenue       No Opt. Call           CCC        3,088,083
                      Refunding Bonds, TXU Electric Company, Series 2001A,
                      5.500%, 5/01/22 (Mandatory put 11/01/11)
          4,700    Sam Rayburn Municipal Power Agency, Texas, Power Supply     10/12 at 100.00          Baa2        4,833,668
                      System Revenue Refunding Bonds, Series 2002A, 6.000%,
                      10/01/21
            245    Wood Glen Housing Finance Corporation, Texas,               12/09 at 100.00         A (4)          246,431
                      FHA-Insured Section 8 Assisted Mortgage Revenue
                      Bonds, Copperwood I Project, Series 1990A, 7.625%,
                      1/01/10 - NPFG Insured (ETM)
          3,000    Wylie Independent School District, Taylor County, Texas,      8/15 at 74.57           AAA        1,746,930
                      General Obligation Bonds, Series 2005, 0.000%, 8/15/21
------------------------------------------------------------------------------------------------------------------------------
         99,025    Total Texas                                                                                     83,535,625
------------------------------------------------------------------------------------------------------------------------------
                   UTAH - 0.5% (0.3% OF TOTAL INVESTMENTS)
          3,000    Riverton, Utah, Hospital Revenue Bonds, IHC Health           8/19 at 100.00           AA+        2,929,740
                      Services, Inc., Series 2009, 5.000%, 8/15/41 (WI/DD,
                      Settling 11/05/09)
------------------------------------------------------------------------------------------------------------------------------
                   VIRGIN ISLANDS - 0.3% (0.2% OF TOTAL INVESTMENTS)
          1,480    Virgin Islands Public Finance Authority, Matching Fund      10/19 at 100.00           BBB        1,560,956
                      Revenue Loan Note - Diageo Project, Series 2009A,
                      6.750%, 10/01/37
------------------------------------------------------------------------------------------------------------------------------
                   VIRGINIA - 0.3% (0.2% OF TOTAL INVESTMENTS)
          2,855    Tobacco Settlement Financing Corporation of Virginia,        6/17 at 100.00           BBB        1,715,741
                      Tobacco Settlement Asset-Backed Bonds, Series 2007B2,
                      0.000%, 6/01/46
------------------------------------------------------------------------------------------------------------------------------
                   WASHINGTON - 13.9% (8.9% OF TOTAL INVESTMENTS)
          1,260    Central Puget Sound Regional Transit Authority,              2/10 at 100.00           AAA        1,261,348
                      Washington, Sales Tax and Motor Vehicle Excise Tax
                      Bonds, Series 1999, 4.750%, 2/01/28 - FGIC Insured
          5,665    Chelan County Public Utility District 1, Washington,         7/12 at 100.00            AA        5,311,731
                      Hydro Consolidated System Revenue Bonds, Series
                      2002B, 5.250%, 7/01/37 (Mandatory put 7/01/12) -
                      AMBAC Insured (Alternative Minimum Tax)
                   Chelan County Public Utility District 1, Washington, Hydro
                   Consolidated System Revenue Bonds, Series 2001:
         10,730       5.650%, 7/01/32 - NPFG Insured (Alternative Minimum       7/11 at 101.00            AA       10,771,203
                        Tax) (UB)
          8,810       5.600%, 1/01/36 - NPFG Insured (Alternative Minimum       7/11 at 101.00            AA        8,811,410
                        Tax) (UB)
         10,730    Pierce County School District 320, Sumner, Washington,      12/10 at 100.00       Aa1 (4)       11,412,965
                      Unlimited Tax General Obligation Bonds, Series 2000,
                      6.250%, 12/01/17 (Pre-refunded 12/01/10) - FSA Insured
         10,550    Port of Seattle, Washington, Limited Tax General            12/10 at 100.00           AAA       10,628,809
                      Obligation Bonds, Series 2000B, 5.750%, 12/01/25
                      (Alternative Minimum Tax) (UB)
          5,315    Port of Seattle, Washington, Revenue Bonds, Series             No Opt. Call           Aa2        5,378,036
                      2000B, 6.000%, 2/01/10 - NPFG Insured
                      (Alternative Minimum Tax)
         19,475    Port of Seattle, Washington, Special Facility Revenue        3/10 at 101.00         A (4)       20,011,341
                      Bonds, Terminal 18, Series 1999A, 6.000%, 9/01/29
                      (Pre-refunded 3/01/10) - NPFG Insured
          5,000    Port of Seattle, Washington, Special Facility Revenue        3/10 at 101.00             A        5,057,450
                      Bonds, Terminal 18, Series 1999B, 6.000%, 9/01/20 -
                      NPFG Insured (Alternative Minimum Tax)
          5,000    Washington State Healthcare Facilities Authority,           12/09 at 101.00         A (4)        5,071,900
                      Revenue Bonds, Providence Services, Series 1999,
                      5.375%, 12/01/19 (Pre-refunded 12/01/09) - NPFG
                      Insured
          1,270    Washington State, Motor Vehicle Fuel Tax General               No Opt. Call           AA+          646,227
                      Obligation Bonds, Series 2003F, 0.000%, 12/01/24 -
                      NPFG Insured
------------------------------------------------------------------------------------------------------------------------------
         83,805    Total Washington                                                                                84,362,420
------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 41

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   WEST VIRGINIA - 0.8% (0.5% OF TOTAL INVESTMENTS)
$         5,000    Mason County, West Virginia, Pollution Control Revenue      10/11 at 100.00           BBB   $    5,045,000
                      Bonds, Appalachian Power Company, Series 2003L,
                      5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------
                   WISCONSIN - 2.7% (1.8% OF TOTAL INVESTMENTS)
            535    Badger Tobacco Asset Securitization Corporation,               No Opt. Call           AAA          593,149
                      Wisconsin, Tobacco Settlement Asset-Backed Bonds,
                      Series 2002, 5.750%, 6/01/12 (ETM)
                   Badger Tobacco Asset Securitization Corporation,
                   Wisconsin, Tobacco Settlement Asset-Backed Bonds,
                   Series 2002:
          1,440       6.000%, 6/01/17 (Pre-refunded 6/01/12)                    6/12 at 100.00           AAA        1,601,727
          4,920       6.125%, 6/01/27 (Pre-refunded 6/01/12)                    6/12 at 100.00           AAA        5,376,134
            565    Green Bay, Wisconsin, Water System Revenue Bonds, Series    11/14 at 100.00           Aa3          582,374
                      2004, 5.000%, 11/01/29 - FSA Insured
          5,000    Madison, Wisconsin, Industrial Development Revenue           4/12 at 100.00           AA-        5,051,250
                      Refunding Bonds, Madison Gas and Electric Company
                      Projects, Series 2002A, 5.875%, 10/01/34 (Alternative
                      Minimum Tax)
          3,000    Southeast Wisconsin Professional Baseball Park District,       No Opt. Call           AA-        3,586,590
                      Sales Tax Revenue Refunding Bonds, Series 1998A,
                      5.500%, 12/15/19 - NPFG Insured
            325    Wisconsin Housing and Economic Development Authority,        3/10 at 100.00            AA          334,022
                      Home Ownership Revenue Bonds, Series 2000B, 5.750%,
                      3/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
         15,785    Total Wisconsin                                                                                 17,125,246
------------------------------------------------------------------------------------------------------------------------------
$     1,134,198    Total Investments (cost $951,929,964) - 155.8%                                                 948,796,834
===============---------------------------------------------------------------------------------------------------------------
                   Floating Rate Obligations - (11.1)%                                                            (67,694,983)
                   -----------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 3.5%                                                            20,911,314
                   -----------------------------------------------------------------------------------------------------------
                   Auction Rate Preferred Shares, at Liquidation Value - (48.2)% (5)                             (293,200,000)
                   -----------------------------------------------------------------------------------------------------------
                   Net Assets Applicable to Common Shares - 100%                                               $  608,813,165
                   ===========================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.9%

N/R   Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

42 Nuveen Investments

NMO | Nuveen Municipal Market Opportunity Fund, Inc.
    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   ALABAMA - 0.6% (0.4% OF TOTAL INVESTMENTS)
                   Henry County Water Authority, Alabama, Water Revenue
                   Bonds, Series 2006:
$         1,935       5.000%, 1/01/36 - RAAI Insured                            1/16 at 100.00          BBB-   $    1,605,721
          2,485       5.000%, 1/01/41 - RAAI Insured                            1/16 at 100.00          BBB-        2,008,998
------------------------------------------------------------------------------------------------------------------------------
          4,420    Total Alabama                                                                                    3,614,719
------------------------------------------------------------------------------------------------------------------------------
                   ALASKA - 1.8% (1.1% OF TOTAL INVESTMENTS)
                   Alaska Housing Finance Corporation, General Housing
                   Purpose Bonds, Series 2005A:
          1,125       5.250%, 12/01/34 - FGIC Insured (UB)                     12/14 at 100.00            AA        1,147,556
          1,275       5.250%, 12/01/41 - FGIC Insured (UB)                     12/14 at 100.00            AA        1,294,240
         13,025    Northern Tobacco Securitization Corporation, Alaska,         6/14 at 100.00          Baa3        8,655,113
                      Tobacco Settlement Asset-Backed Bonds, Series 2006A,
                      5.000%, 6/01/46
------------------------------------------------------------------------------------------------------------------------------
         15,425    Total Alaska                                                                                    11,096,909
------------------------------------------------------------------------------------------------------------------------------
                   ARKANSAS - 1.2% (0.8% OF TOTAL INVESTMENTS)
          5,000    Arkansas Development Finance Authority, Hospital Revenue     2/10 at 100.00      Baa1 (4)        5,078,600
                      Bonds, Washington Regional Medical Center, Series
                      2000, 7.000%, 2/01/15 (Pre-refunded 2/01/10)
          2,480    Cabot School District 4, Lonoke County, Arkansas,            1/10 at 100.00            A1        2,480,868
                      General Obligation Refunding Bonds, Series 2003,
                      5.000%, 2/01/27 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------
          7,480    Total Arkansas                                                                                   7,559,468
------------------------------------------------------------------------------------------------------------------------------
                   CALIFORNIA - 14.7% (9.1% OF TOTAL INVESTMENTS)
         12,500    Anaheim Public Finance Authority, California,                  No Opt. Call           AAA        2,620,250
                      Subordinate Lease Revenue Bonds, Public Improvement
                      Project, Series 1997C, 0.000%, 9/01/35 - FSA Insured
          1,350    Antelope Valley Union High School District, Los Angeles        No Opt. Call            A+          419,945
                      County, California, General Obligation Bonds, Series
                      2004B, 0.000%, 8/01/29 - NPFG Insured
                   Bay Area Toll Authority, San Francisco Bay Area,
                   California, Toll Bridge Revenue Bonds, Series 2009F-1:
          2,500       5.125%, 4/01/39                                           4/19 at 100.00            AA        2,574,250
          2,500       5.625%, 4/01/44                                           4/19 at 100.00            AA        2,698,350
          8,000    Beverly Hills Unified School District, Los Angeles             No Opt. Call            AA        2,277,440
                      County, California, General Obligation Bonds, Series
                      2009, 0.000%, 8/01/33
          7,800    California County Tobacco Securitization Agency, Tobacco    12/18 at 100.00          Baa3        5,305,950
                      Settlement Asset-Backed Bonds, Los Angeles County
                      Securitization Corporation, Series 2006A, 0.000%,
                      6/01/36
          1,350    California Educational Facilities Authority, Revenue           No Opt. Call            A2          220,415
                      Refunding Bonds, Loyola Marymount University, Series
                      2001A, 0.000%, 10/01/39 - NPFG Insured
          4,295    California Health Facilities Financing Authority, Health     3/13 at 100.00             A        3,987,693
                      Facility Revenue Bonds, Adventist Health System/West,
                      Series 2003A, 5.000%, 3/01/33
          9,000    California Health Facilities Financing Authority,            3/16 at 100.00            A+        8,490,330
                      Revenue Bonds, Kaiser Permanante System, Series 2006,
                      5.250%, 3/01/45
          1,550    California Statewide Community Development Authority,        7/18 at 100.00           AA-        1,599,259
                      Revenue Bonds, St. Joseph Health System, Series
                      2007A, 5.750%, 7/01/47 - FGIC Insured
         25,000    California, Various Purpose General Obligation Bonds,        3/16 at 100.00             A       22,266,750
                      Series 2005, 4.750%, 3/01/35 - NPFG Insured (UB)
         10,445    Castaic Lake Water Agency, California, Certificates of         No Opt. Call            AA        3,175,280
                      Participation, Water System Improvement Project,
                      Series 1999, 0.000%, 8/01/29 - AMBAC Insured
          8,365    Cupertino Union School District, Santa Clara County,          8/13 at 52.66            AA        3,176,525
                      California, General Obligation Bonds, Series 2003B,
                      0.000%, 8/01/26 - FGIC Insured
          5,000    Golden State Tobacco Securitization Corporation,             6/13 at 100.00           AAA        5,548,550
                      California, Enhanced Tobacco Settlement Asset-Backed
                      Bonds, Series 2003B, 5.000%, 6/01/38 (Pre-refunded
                      6/01/13) - AMBAC Insured
          1,000    Golden State Tobacco Securitization Corporation,             6/17 at 100.00           BBB          664,390
                      California, Enhanced Tobacco Settlement Asset-Backed
                      Bonds, Series 2007A-1, 5.125%, 6/01/47
                   Golden State Tobacco Securitization Corporation,
                   California, Tobacco Settlement Asset-Backed Revenue Bonds,
                   Series 2005A:
          3,500       0.000%, 6/01/26 - FSA Insured                               No Opt. Call           AAA        1,312,465
          3,000       5.000%, 6/01/45                                           6/15 at 100.00            A-        2,584,230

                                                           Nuveen Investments 43

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   CALIFORNIA (continued)
$         1,500    Lincoln Unified School District, Placer County,                No Opt. Call           N/R   $      457,410
                      California, Community Facilities District 1, Special
                      Tax Bonds, Series 2005, 0.000%, 9/01/26 - AMBAC
                      Insured
            490    Los Angeles Department of Water and Power, California,       1/10 at 100.00       AA- (4)          491,470
                      Electric Plant Revenue Bonds, Second Series 1993,
                      4.750%, 10/15/20 (ETM)
            995    Los Angeles Department of Water and Power, California,       1/10 at 100.00       AA- (4)          998,592
                      Electric Plant Revenue Bonds, Series 1994, 5.375%,
                      2/15/34 (ETM)
          2,200    M-S-R Energy Authority, California, Gas Revenue Bonds,         No Opt. Call             A        2,349,006
                      Citigroup Prepay Contracts, Series 2009B, 6.500%,
                      11/01/39
         14,000    New Haven Unified School District, California, General         No Opt. Call           AAA        3,073,700
                      Obligation Refunding Bonds, Series 2009, 0.000%,
                      8/01/34 - AGC Insured
          1,000    Pajaro Valley Unified School District, Santa Cruz              No Opt. Call           AAA          306,980
                      County, California, General Obligation Bonds, Series
                      2005B, 0.000%, 8/01/29 - FSA Insured
          8,040    Placentia-Yorba Linda Unified School District, Orange          No Opt. Call            A+        1,712,198
                      County, California, Certificates of Participation,
                      Series 2006, 0.000%, 10/01/34 - FGIC Insured
                   San Joaquin Hills Transportation Corridor Agency, Orange
                   County, California, Toll Road Revenue Refunding Bonds,
                   Series 1997A:
          5,000       5.650%, 1/15/17 - NPFG Insured                            1/14 at 102.00             A        4,917,500
         26,000       0.000%, 1/15/35 - NPFG Insured                              No Opt. Call             A        4,050,800
          5,000    San Jose-Evergreen Community College District, Santa          9/15 at 50.47           Aa2        1,664,050
                      Clara County, California, General Obligation Bonds,
                      Series 2005A, 0.000%, 9/01/28 - NPFG Insured
          4,825    Santa Monica Community College District, Los Angeles          8/15 at 61.27            AA        1,946,936
                      County, California, General Obligation Bonds, Series
                      2005C, 0.000%, 8/01/25 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------
        176,205    Total California                                                                                90,890,714
------------------------------------------------------------------------------------------------------------------------------
                   COLORADO - 7.0% (4.4% OF TOTAL INVESTMENTS)
          1,085    Arkansas River Power Authority, Colorado, Power Revenue     10/16 at 100.00           BBB          971,954
                      Bonds, Series 2006, 5.250%, 10/01/40 - SYNCORA GTY
                      Insured
          3,000    Broomfield, Colorado, Master Facilities Lease Purchase      12/09 at 100.00            A1        3,008,580
                      Agreement, Certificates of Participation, Series
                      1999, 5.750%, 12/01/24 - AMBAC Insured
          6,285    Broomfield, Colorado, Sales and Use Tax Revenue             12/12 at 100.00            A1        6,437,600
                      Refunding and Improvement Bonds, Series 2002A,
                      5.500%, 12/01/22 - AMBAC Insured
         11,465    Denver City and County, Colorado, Airport System Revenue    11/10 at 100.00            A+       11,594,669
                      Refunding Bonds, Series 2000A, 6.000%, 11/15/18 -
                      AMBAC Insured (Alternative Minimum Tax)
                   E-470 Public Highway Authority, Colorado, Senior Revenue
                   Bonds, Series 2000B:
          6,200       0.000%, 9/01/22 - NPFG Insured                              No Opt. Call             A        2,766,316
          9,000       0.000%, 9/01/30 - NPFG Insured                              No Opt. Call             A        2,216,340
         15,960       0.000%, 9/01/33 - NPFG Insured                              No Opt. Call             A        3,139,013
         20,000    E-470 Public Highway Authority, Colorado, Senior Revenue      9/10 at 31.42           Aaa        6,245,000
                      Bonds, Series 2000B, 0.000%, 9/01/28 (Pre-refunded
                      9/01/10) - NPFG Insured
                   E-470 Public Highway Authority, Colorado, Toll Revenue
                   Bonds, Series 2004B:
          3,800       0.000%, 9/01/27 - NPFG Insured                             9/20 at 67.94             A        1,179,102
         13,300       0.000%, 9/01/31 - NPFG Insured                             9/20 at 53.77             A        3,030,139
          6,250       0.000%, 9/01/32 - NPFG Insured                             9/20 at 50.83             A        1,321,875
         10,000       0.000%, 3/01/36 - NPFG Insured                             9/20 at 41.72             A        1,647,000
------------------------------------------------------------------------------------------------------------------------------
        106,345    Total Colorado                                                                                  43,557,588
------------------------------------------------------------------------------------------------------------------------------
                   DISTRICT OF COLUMBIA - 1.5% (0.8% OF TOTAL INVESTMENTS)
         10,000    Washington Convention Center Authority, District of         10/16 at 100.00             A        9,255,200
                      Columbia, Senior Lien Dedicated Tax Revenue Bonds,
                      Series 2007A, 4.500%, 10/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------
                   FLORIDA - 1.2% (0.7% OF TOTAL INVESTMENTS)
          8,550    Florida Housing Finance Corporation, Homeowner Mortgage      1/17 at 100.00           AA+        7,428,582
                      Revenue Bonds, Series 2008, Trust 1191, 5.695%,
                      7/01/32 (Alternative Minimum Tax) (IF)
------------------------------------------------------------------------------------------------------------------------------
                   GEORGIA - 4.9% (3.1% OF TOTAL INVESTMENTS)
         15,000    Atlanta, Georgia, Airport General Revenue Refunding          1/10 at 101.00        A+ (4)       15,284,550
                      Bonds, Series 2000A, 5.600%, 1/01/30 (Pre-refunded
                      1/01/10) - FGIC Insured

44 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   GEORGIA (continued)
$        14,330    Fulton County Facilities Corporation, Georgia,              11/10 at 101.00           AA-   $   15,211,582
                      Certificates of Participation, Public Purpose
                      Project, Series 1999, 5.500%, 11/01/18 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------
         29,330    Total Georgia                                                                                   30,496,132
------------------------------------------------------------------------------------------------------------------------------
                   ILLINOIS - 14.6% (9.1% OF TOTAL INVESTMENTS)
          4,595    Bolingbrook, Illinois, General Obligation Refunding            No Opt. Call             A        1,347,668
                      Bonds, Series 2002B, 0.000%, 1/01/32 - FGIC Insured
          4,600    Chicago Board of Education, Illinois, Unlimited Tax            No Opt. Call           AA-        2,717,956
                      General Obligation Bonds, Dedicated Tax Revenues,
                      Series 1999A, 0.000%, 12/01/20 - FGIC Insured
          4,000    Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series      7/13 at 100.00           AA+        4,026,360
                      2003A, 5.000%, 1/01/33 - AMBAC Insured
          2,300    Chicago, Illinois, Motor Fuel Tax Revenue Refunding            No Opt. Call           AA+        2,486,507
                      Bonds, Series 1993, 5.375%, 1/01/14 - AMBAC Insured
          5,250    Chicago, Illinois, Revenue Bonds, Midway Airport, Series     1/10 at 100.50             A        5,267,378
                      1998B, 5.000%, 1/01/28 - NPFG Insured
         10,000    Illinois Finance Authority, Illinois, Northwestern          12/15 at 100.00           AAA       10,167,400
                      University, Revenue Bonds, 5.000%, Series 2006,
                      12/01/42 (UB)
         38,645    Illinois, General Obligation Bonds, Illinois FIRST           4/10 at 100.00           AA-       39,031,836
                      Program, Series 2000, 5.500%, 4/01/25 - NPFG Insured
                   Lake and McHenry Counties Community Unit School District
                   118, Wauconda, Illinois, General Obligation Bonds, Series
                   2005B:
         10,230       0.000%, 1/01/22 - FSA Insured                              1/15 at 70.63           Aa3        5,668,341
          6,780       0.000%, 1/01/24 - FSA Insured                              1/15 at 63.44           Aa3        3,203,889
          1,975    Lake County Community High School District 127,                No Opt. Call           AAA        2,418,072
                      Grayslake, Illinois, General Obligation Bonds, Series
                      2002A, 9.000%, 2/01/13 - FGIC Insured
                   Metropolitan Pier and Exposition Authority, Illinois,
                   Revenue Bonds, McCormick Place Expansion Project, Series
                   2002A:
          6,500       0.000%, 6/15/25 - NPFG Insured                            6/22 at 101.00           AAA        4,938,895
          3,270       5.000%, 12/15/28 - NPFG Insured                           6/12 at 101.00           AAA        3,339,324
          3,700       0.000%, 6/15/30 - NPFG Insured                              No Opt. Call           AAA        1,196,321
          3,280       0.000%, 6/15/37 - NPFG Insured                              No Opt. Call           AAA          692,506
         11,715       0.000%, 12/15/38 - NPFG Insured                             No Opt. Call           AAA        2,273,061
          9,170       0.000%, 6/15/39 - NPFG Insured                              No Opt. Call           AAA        1,729,829
------------------------------------------------------------------------------------------------------------------------------
        126,010    Total Illinois                                                                                  90,505,343
------------------------------------------------------------------------------------------------------------------------------
                   INDIANA - 2.7% (1.7% OF TOTAL INVESTMENTS)
          4,695    Indiana Educational Facilities Authority, Revenue Bonds,     2/11 at 100.00             A        4,775,285
                      Butler University, Series 2001, 5.500%, 2/01/26 -
                      NPFG Insured
          4,030    Indiana Finance Authority Health System Revenue Bonds       11/19 at 100.00           Aa3        3,934,811
                      Series 2009A (Sisters of St. Francis Health Services,
                      Inc. Obligated Group), 5.250%, 11/01/39 (WI/DD,
                      Settling 11/05/09)
          6,000    Indiana Finance Authority, Revenue and Refunding Bonds,     12/19 at 100.00            AA        5,859,840
                      Trinity Health Credit Group, Series 2009A, 5.250%,
                      12/01/38 (WI/DD, Settling 11/16/09)
          2,000    Petersburg, Indiana, Pollution Control Revenue Refunding     8/11 at 102.00            A3        2,037,980
                      Bonds, Indianapolis Power and Light Company, Series
                      1991, 5.750%, 8/01/21
------------------------------------------------------------------------------------------------------------------------------
         16,725    Total Indiana                                                                                   16,607,916
------------------------------------------------------------------------------------------------------------------------------
                   IOWA - 0.8% (0.5% OF TOTAL INVESTMENTS)
            970    Iowa Finance Authority, Health Facility Revenue Bonds,       7/16 at 100.00           BB+          800,541
                      Care Initiatives Project, Series 2006A, 5.000%,
                      7/01/19
          5,000    Iowa Tobacco Settlement Authority, Tobacco Asset-Backed      6/17 at 100.00           BBB        4,309,000
                      Revenue Bonds, Series 2005B, 5.600%, 6/01/34
------------------------------------------------------------------------------------------------------------------------------
          5,970    Total Iowa                                                                                       5,109,541
------------------------------------------------------------------------------------------------------------------------------
                   KANSAS - 0.5% (0.3% OF TOTAL INVESTMENTS)
          2,500    Kansas Development Finance Authority, Water Pollution       11/12 at 100.00           AAA        2,763,800
                      Control Revolving Fund Leveraged Bonds, Series
                      2002-II, 5.500%, 11/01/21
            500    Salina, Kansas, Hospital Revenue Bonds, Salina Regional      4/16 at 100.00            A1          472,700
                      Medical Center, Series 2006, 4.625%, 10/01/31
------------------------------------------------------------------------------------------------------------------------------
          3,000    Total Kansas                                                                                     3,236,500
------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 45

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   KENTUCKY - 1.9% (1.2% OF TOTAL INVESTMENTS)
                   Jefferson County School District Finance Corporation,
                   Kentucky, School Building Revenue Bonds,
                   Series 2000A:
$         3,045       5.250%, 7/01/17 (Pre-refunded 1/01/10) - FSA Insured      1/10 at 101.00           AAA   $    3,101,119
          7,490       5.250%, 7/01/20 (Pre-refunded 1/01/10) - FSA Insured      1/10 at 101.00           AAA        7,628,041
          1,000    Kentucky Economic Development Finance Authority,             6/18 at 100.00           AAA        1,062,610
                      Louisville Arena Project Revenue Bonds,
                      Louisville Arena Authority, Inc., Series 2008A-1,
                      6.000%, 12/01/38 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------
         11,535    Total Kentucky                                                                                  11,791,770
------------------------------------------------------------------------------------------------------------------------------
                   LOUISIANA - 2.5% (1.5% OF TOTAL INVESTMENTS)
          7,415    Louisiana Local Government Environmental Facilities and     12/12 at 100.00             A        7,364,504
                      Community Development Authority,
                      Revenue Bonds, Baton Rouge Community College Facilities
                      Corporation, Series 2002, 5.000%,
                      12/01/32 - NPFG Insured
          3,350    Louisiana Public Facilities Authority, Revenue Bonds,        7/14 at 100.00             A        3,287,422
                      Baton Rouge General Hospital, Series
                      2004, 5.250%, 7/01/33 - NPFG Insured
          5,000    Tobacco Settlement Financing Corporation, Louisiana,         5/11 at 101.00           BBB        4,525,250
                      Tobacco Settlement Asset-Backed Bonds,
                      Series 2001B, 5.875%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------
         15,765    Total Louisiana                                                                                 15,177,176
------------------------------------------------------------------------------------------------------------------------------
                   MARYLAND - 1.1% (0.7% OF TOTAL INVESTMENTS)
          4,410    Maryland Community Development Administration,               3/17 at 100.00           Aa2        4,136,580
                      Department of Housing and Community
                      Development, Residential Revenue Bonds, Series 2007D,
                      4.900%, 9/01/42 (Alternative Minimum Tax)
          2,500    Maryland Department of Transportation, Consolidated            No Opt. Call           AAA        2,919,725
                      Transportation Revenue Bonds, Series 2002,
                      5.500%, 2/01/16
------------------------------------------------------------------------------------------------------------------------------
          6,910    Total Maryland                                                                                   7,056,305
------------------------------------------------------------------------------------------------------------------------------
                   MASSACHUSETTS - 4.3% (2.7% OF TOTAL INVESTMENTS)
            440    Massachusetts Bay Transportation Authority, Assessment       7/10 at 100.00           AAA          446,464
                      Bonds, Series 2000A, 5.250%, 7/01/30
                   Massachusetts Bay Transportation Authority, Assessment
                   Bonds, Series 2000A:
          4,150       5.250%, 7/01/30 (Pre-refunded 7/01/10)                    7/10 at 100.00       Aa1 (4)        4,287,407
            660       5.250%, 7/01/30 (Pre-refunded 7/01/10)                    7/10 at 100.00       Aa1 (4)          681,853
         11,505    Massachusetts Turnpike Authority, Metropolitan Highway       1/10 at 100.00             A       10,852,321
                      System Revenue Bonds, Senior Series
                      1997A, 5.000%, 1/01/37 - NPFG Insured
         10,000    Massachusetts Water Resources Authority, General Revenue     8/10 at 101.00       AA+ (4)       10,480,800
                      Bonds, Series 2000A, 5.750%, 8/01/39
                      (Pre-refunded 8/01/10) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------
         26,755    Total Massachusetts                                                                             26,748,845
------------------------------------------------------------------------------------------------------------------------------
                   MICHIGAN - 2.5% (1.6% OF TOTAL INVESTMENTS)
          5,000    Detroit Water Supply System, Michigan, Water Supply          7/16 at 100.00           AAA        4,701,900
                      System Revenue Bonds, Series 2006D,
                      4.625%, 7/01/32 - FSA Insured
          2,090    Grand Rapids Building Authority, Kent County, Michigan,      8/10 at 100.00        AA (4)        2,167,811
                      Limited Tax General Obligation Bonds,
                      Series 2000, 5.375%, 8/01/17 (Pre-refunded 8/01/10) -
                      AMBAC Insured
          5,000    Michigan State Hospital Finance Authority, Hospital         11/19 at 100.00            A1        4,826,800
                      Revenue Bonds, Henry Ford Health System,
                      Refunding Series 2009, 5.750%, 11/15/39 (WI/DD,
                      Settling 11/03/09)
          3,050    Michigan Tobacco Settlement Finance Authority, Tobacco       6/18 at 100.00          Baa3        2,692,052
                      Settlement Asset-Backed Revenue Bonds,
                      Series 2008A, 6.875%, 6/01/42
          1,150    Royal Oak Hospital Finance Authority, Michigan, Hospital     9/18 at 100.00            A1        1,339,923
                      Revenue Bonds, William Beaumont
                      Hospital, Refunding Series 2009V, 8.250%, 9/01/39
------------------------------------------------------------------------------------------------------------------------------
         16,290    Total Michigan                                                                                  15,728,486
------------------------------------------------------------------------------------------------------------------------------
                   MINNESOTA - 8.3% (5.2% OF TOTAL INVESTMENTS)
            930    Minnesota Agricultural and Economic Development Board,      11/10 at 101.00             A          948,879
                      Healthcare System Revenue Bonds,
                      Fairview Hospital and Healthcare Services, Series
                      2000A, 6.375%, 11/15/29
         29,070    Minnesota Agricultural and Economic Development Board,      11/10 at 101.00         A (4)       31,171,180
                      Healthcare System Revenue Bonds,
                      Fairview Hospital and Healthcare Services, Series
                      2000A, 6.375%, 11/15/29 (Pre-refunded 11/15/10)
          1,730    Minnesota Housing Finance Agency, Single Family              1/11 at 101.00           AA+        1,754,099
                      Remarketed Mortgage Bonds, Series 1998H-2,
                      6.050%, 7/01/31 (Alternative Minimum Tax)
         13,675    Minnesota, General Obligation Bonds, Series 2000,           11/10 at 100.00           AAA       14,320,323
                      5.125%, 11/01/16

46 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   MINNESOTA (continued)
$         2,810    St. Paul Housing and Redevelopment Authority, Minnesota,    11/15 at 103.00           AAA   $    3,378,913
                      Sales Tax Revenue Refunding Bonds, Civic Center
                      Project, Series 1996, 7.100%, 11/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------
         48,215    Total Minnesota                                                                                 51,573,394
------------------------------------------------------------------------------------------------------------------------------
                   MISSISSIPPI - 1.0% (0.6% OF TOTAL INVESTMENTS)
          5,900    Mississippi Business Finance Corporation, Pollution          4/10 at 100.00           BBB        5,906,372
                      Control Revenue Refunding Bonds, System Energy
                      Resources Inc. Project, Series 1998, 5.875%, 4/01/22
------------------------------------------------------------------------------------------------------------------------------
                   MISSOURI - 0.7% (0.4% OF TOTAL INVESTMENTS)
                   Kansas City Municipal Assistance Corporation, Missouri,
                   Leasehold Revenue Bonds, Series 2004B-1:
          8,000       0.000%, 4/15/27 - AMBAC Insured                             No Opt. Call           AA-        2,963,440
          5,000       0.000%, 4/15/31 - AMBAC Insured                             No Opt. Call           AA-        1,400,900
------------------------------------------------------------------------------------------------------------------------------
         13,000    Total Missouri                                                                                   4,364,340
------------------------------------------------------------------------------------------------------------------------------
                   NEBRASKA - 1.8% (1.1% OF TOTAL INVESTMENTS)
         11,690    Omaha Convention Hotel Corporation, Nebraska, Convention     2/17 at 100.00            A1       11,188,265
                      Center Revenue Bonds, Series 2007, 5.000%, 2/01/35 -
                      AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------
                   NEVADA - 1.5% (0.9% OF TOTAL INVESTMENTS)
                   Director of Nevada State Department of Business and
                   Industry, Revenue Bonds, Las Vegas Monorail Project,
                   First Tier, Series 2000:
          6,125       0.000%, 1/01/17 - AMBAC Insured                             No Opt. Call          Caa2          937,738
          8,500       0.000%, 1/01/26 - AMBAC Insured                             No Opt. Call          Caa2          604,010
          7,860       0.000%, 1/01/27 - AMBAC Insured                             No Opt. Call          Caa2          508,856
         21,000       5.375%, 1/01/40 - AMBAC Insured                           1/10 at 100.00          Caa2        4,305,210
          2,135    Reno, Nevada, Capital Improvement Revenue Bonds, Series       6/15 at 33.61             A          296,253
                      2005B, 0.000%, 6/01/37 - FGIC Insured
          2,500    Reno, Nevada, Health Facilities Revenue Bonds, Catholic      7/17 at 100.00           AAA        2,688,850
                      Healthcare West, Trust 2634, 18.374%, 7/01/31 - BHAC
                      Insured (IF)
------------------------------------------------------------------------------------------------------------------------------
         48,120    Total Nevada                                                                                     9,340,917
------------------------------------------------------------------------------------------------------------------------------
                   NEW JERSEY - 6.9% (4.3% OF TOTAL INVESTMENTS)
         18,400    New Jersey Health Care Facilities Financing Authority,        1/17 at 35.47           BB+        1,918,568
                      Revenue Bonds, Saint Barnabas Health Care System,
                      Series 2006A, 0.000%, 7/01/37
         18,000    New Jersey Transportation Trust Fund Authority,              6/10 at 100.00           AAA       18,613,080
                      Transportation System Bonds, Series 2000B, 5.750%,
                      6/15/17 (Pre-refunded 6/15/10)
         35,000    New Jersey Transportation Trust Fund Authority,                No Opt. Call           AAA        8,132,600
                      Transportation System Bonds, Series 2006C, 0.000%,
                      12/15/34 - FSA Insured
          5,000    New Jersey Turnpike Authority, Revenue Bonds, Growth and     1/17 at 100.00            A+        3,865,250
                      Income Securities, Series 2004B, 5.150%, 1/01/35 -
                      AMBAC Insured
          3,000    Rahway Valley Sewerage Authority, New Jersey, Sewer            No Opt. Call            A1        1,287,630
                      Revenue Bonds, Series 2005A, 0.000%, 9/01/25 - NPFG
                      Insured
          3,525    Tobacco Settlement Financing Corporation, New Jersey,        6/12 at 100.00           AAA        3,979,020
                      Tobacco Settlement Asset-Backed Bonds, Series 2002,
                      6.125%, 6/01/42 (Pre-refunded 6/01/12)
          2,100    Tobacco Settlement Financing Corporation, New Jersey,        6/13 at 100.00           AAA        2,380,728
                      Tobacco Settlement Asset-Backed Bonds, Series 2003,
                      6.375%, 6/01/32 (Pre-refunded 6/01/13)
          4,000    Tobacco Settlement Financing Corporation, New Jersey,        6/17 at 100.00           BBB        2,699,360
                      Tobacco Settlement Asset-Backed Bonds, Series
                      2007-1A, 5.000%, 6/01/41
------------------------------------------------------------------------------------------------------------------------------
         89,025    Total New Jersey                                                                                42,876,236
------------------------------------------------------------------------------------------------------------------------------
                   NEW MEXICO - 1.7% (1.0% OF TOTAL INVESTMENTS)
          5,925    New Mexico Hospital Equipment Loan Council, Hospital         8/11 at 101.00       AA- (4)        6,461,094
                      Revenue Bonds, Presbyterian Healthcare Services,
                      Series 2001A, 5.500%, 8/01/21 (Pre-refunded 8/01/11)
          3,610    University of New Mexico, Revenue Refunding Bonds,             No Opt. Call            AA        3,845,733
                      Series 1992A, 6.250%, 6/01/12
------------------------------------------------------------------------------------------------------------------------------
          9,535    Total New Mexico                                                                                10,306,827
------------------------------------------------------------------------------------------------------------------------------
                   NEW YORK - 4.3% (2.7% OF TOTAL INVESTMENTS)
          3,000    Long Island Power Authority, New York, Electric System       6/16 at 100.00            A-        3,035,100
                      General Revenue Bonds, Series 2006B, 5.000%, 12/01/35
              5    New York City, New York, General Obligation Bonds,           1/10 at 100.00            AA            5,019
                      Fiscal Series 1997H, 6.125%, 8/01/25

                                                           Nuveen Investments 47

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   NEW YORK (continued)
                   New York City, New York, General Obligation Bonds,
                   Fiscal Series 2002G:
$         1,000       5.000%, 8/01/17                                           8/12 at 100.00            AA   $    1,039,920
          6,530       5.750%, 8/01/18                                           8/12 at 100.00            AA        7,117,308
          5,000    New York City, New York, General Obligation Bonds,           8/12 at 100.00            AA        5,470,700
                      Fiscal Series 2003A, 5.750%, 8/01/16
         10,000    Port Authority of New York and New Jersey, Special          12/09 at 100.00             A       10,163,100
                      Project Bonds, JFK International Air Terminal LLC,
                      Sixth Series 1997, 5.750%, 12/01/22 - NPFG Insured
                      (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
         25,535    Total New York                                                                                  26,831,147
------------------------------------------------------------------------------------------------------------------------------
                   NORTH CAROLINA - 2.6% (1.6% OF TOTAL INVESTMENTS)
          1,900    Charlotte-Mecklenburg Hospital Authority, North              1/15 at 100.00           AAA        2,166,304
                      Carolina, Healthcare System Revenue Bonds, DBA
                      Carolinas Healthcare System, Series 2005A, 5.000%,
                      1/15/45 (Pre-refunded 1/15/15)
          4,000    North Carolina Medical Care Commission, Health System       10/17 at 100.00            AA        3,786,320
                      Revenue Bonds, Mission St. Joseph's Health System,
                      Series 2007, 4.500%, 10/01/31 (UB)
          7,500    North Carolina Municipal Power Agency 1, Catawba             1/13 at 100.00             A        7,810,050
                      Electric Revenue Bonds, Series 2003A, 5.250%,
                      1/01/19 - NPFG Insured
          1,900    North Carolina Turnpike Authority, Triangle Expressway       1/19 at 100.00           AAA        1,997,926
                      System Senior Lien Revenue Bonds, Series 2009A,
                      5.750%, 1/01/39 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------
         15,300    Total North Carolina                                                                            15,760,600
------------------------------------------------------------------------------------------------------------------------------
                   NORTH DAKOTA - 4.6% (2.8% OF TOTAL INVESTMENTS)
         23,035    Fargo, North Dakota, Health System Revenue Bonds,            6/10 at 101.00           AAA       23,247,383
                      MeritCare Obligated Group, Series 2000A, 5.625%,
                      6/01/31 - FSA Insured
                   North Dakota Water Commission, Water Development and
                   Management Program Bonds, Series 2000A:
          2,230       5.700%, 8/01/18 (Pre-refunded 8/01/10) - NPFG Insured     8/10 at 100.00        AA (4)        2,320,382
          2,450       5.750%, 8/01/19 (Pre-refunded 8/01/10) - NPFG Insured     8/10 at 100.00        AA (4)        2,550,230
------------------------------------------------------------------------------------------------------------------------------
         27,715    Total North Dakota                                                                              28,117,995
------------------------------------------------------------------------------------------------------------------------------
                   OHIO - 7.6% (4.7% OF TOTAL INVESTMENTS)
                   Buckeye Tobacco Settlement Financing Authority, Ohio,
                   Tobacco Settlement Asset-Backed Revenue Bonds, Senior
                   Lien, Series 2007A-2:
          3,670       5.375%, 6/01/24                                           6/17 at 100.00           BBB        3,355,518
            110       5.125%, 6/01/24                                           6/17 at 100.00           BBB           97,973
          1,250       5.875%, 6/01/30                                           6/17 at 100.00           BBB        1,087,963
          1,215       5.750%, 6/01/34                                           6/17 at 100.00           BBB        1,021,754
          4,300       6.000%, 6/01/42                                           6/17 at 100.00           BBB        3,316,031
          4,750       5.875%, 6/01/47                                           6/17 at 100.00           BBB        3,519,370
         10,000    Columbus City School District, Franklin County, Ohio,       12/16 at 100.00           AAA        9,369,800
                      General Obligation Bonds, Series 2006, 4.250%,
                      12/01/32 - FSA Insured (UB)
         16,140    Montgomery County, Ohio, Hospital Facilities Revenue           No Opt. Call             A       17,218,152
                      Bonds, Kettering Medical Center, Series 1999, 6.300%,
                      4/01/12
          7,500    Ohio State, Hospital Revenue Refunding Bonds, Cleveland      1/19 at 100.00           Aa2        7,767,000
                      Clinic Health System Obligated Group, Series 2009A,
                      5.500%, 1/01/39
------------------------------------------------------------------------------------------------------------------------------
         48,935    Total Ohio                                                                                      46,753,561
------------------------------------------------------------------------------------------------------------------------------
                   OKLAHOMA - 0.3% (0.2% OF TOTAL INVESTMENTS)
          1,675    Oklahoma Development Finance Authority, Health System        8/18 at 100.00           AA-        1,709,137
                      Revenue Bonds, Integris Baptist Medical Center,
                      Series 2008B, 5.250%, 8/15/38
------------------------------------------------------------------------------------------------------------------------------
                   OREGON - 2.6% (1.6% OF TOTAL INVESTMENTS)
          5,000    Oregon Health Sciences University, Revenue Bonds, Series     1/13 at 100.00             A        5,073,900
                      2002A, 5.250%, 7/01/22 - NPFG Insured
                   Portland, Oregon, Water System Revenue Bonds, Series
                   2000A:
          6,780       5.375%, 8/01/18 (Pre-refunded 8/01/10)                    8/10 at 100.00       Aa1 (4)        7,038,250
          3,880       5.500%, 8/01/20 (Pre-refunded 8/01/10)                    8/10 at 100.00       Aa1 (4)        4,031,436
------------------------------------------------------------------------------------------------------------------------------
         15,660    Total Oregon                                                                                    16,143,586
------------------------------------------------------------------------------------------------------------------------------
                   PENNSYLVANIA - 4.6% (2.9% OF TOTAL INVESTMENTS)
          3,000    Allegheny County Hospital Development Authority,               No Opt. Call           Aa3        3,073,470
                      Pennsylvania, University of Pittsburgh Medical Center
                      Revenue Bonds, Series 2009A, 5.625%, 8/15/39

48 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   PENNSYLVANIA (continued)
$         5,000    Delaware County Industrial Development Authority,            1/10 at 100.00           BB+   $    4,748,650
                      Pennsylvania, Resource Recovery Revenue Refunding
                      Bonds, Series 1997A, 6.200%, 7/01/19
          5,000    Pennsylvania Higher Education Assistance Agency, Capital    12/10 at 100.00       N/R (4)        5,235,350
                      Acquisition Revenue Bonds, Series 2000, 5.875%,
                      12/15/30 (Pre-refunded 12/15/10) - NPFG Insured
         10,000    Pennsylvania Turnpike Commission, Turnpike Subordinate       6/26 at 100.00           AAA        7,282,800
                      Revenue Bonds, Series 2009C, 0.000%, 6/01/33 - FSA
                      Insured
          7,550    Pennsylvania, General Obligation Bonds, Second Series        9/11 at 101.00        AA (4)        8,226,782
                      2001, 5.000%, 9/15/14 (Pre-refunded 9/15/11)
------------------------------------------------------------------------------------------------------------------------------
         30,550    Total Pennsylvania                                                                              28,567,052
------------------------------------------------------------------------------------------------------------------------------
                   PUERTO RICO - 5.4% (3.4% OF TOTAL INVESTMENTS)
          3,330    Puerto Rico Aqueduct and Sewerage Authority, Revenue         7/18 at 100.00          BBB-        3,404,126
                      Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44
                   Puerto Rico Housing Finance Authority, Capital Fund
                   Program Revenue Bonds, Series 2003:
          8,200       4.500%, 12/01/23 (UB)                                    12/13 at 100.00           AAA        9,038,040
          4,300       4.500%, 12/01/23 (UB)                                    12/13 at 100.00           AA+        4,265,299
         10,000    Puerto Rico Sales Tax Financing Corporation, Sales Tax       8/19 at 100.00            A+       10,503,500
                      Revenue Bonds, First Subordinate Series 2009A,
                      6.000%, 8/01/42
          6,555    Puerto Rico, The Children's Trust Fund, Tobacco              5/12 at 100.00           BBB        6,256,092
                      Settlement Asset-Backed Refunding Bonds, Series 2002,
                      5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------
         32,385    Total Puerto Rico                                                                               33,467,057
------------------------------------------------------------------------------------------------------------------------------
                   RHODE ISLAND - 0.4% (0.2% OF TOTAL INVESTMENTS)
          2,960    Rhode Island Tobacco Settlement Financing Corporation,       6/12 at 100.00           BBB        2,690,314
                      Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                      6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------
                   SOUTH CAROLINA - 6.3% (3.9% OF TOTAL INVESTMENTS)
         24,730    Greenville County School District, South Carolina,          12/12 at 101.00           Aaa       28,284,443
                      Installment Purchase Revenue Bonds, Series 2002,
                      5.500%, 12/01/22 (Pre-refunded 12/01/12)
         21,570    Piedmont Municipal Power Agency, South Carolina,               No Opt. Call            A-        6,623,931
                      Electric Revenue Bonds, Series 2004A-2, 0.000%,
                      1/01/30 - AMBAC Insured
          3,560    South Carolina Public Service Authority, Revenue             7/13 at 100.00           Aa2        3,797,345
                      Refunding Bonds, Santee Cooper Electric System,
                      Series 2003A, 5.000%, 1/01/20 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------
         49,860    Total South Carolina                                                                            38,705,719
------------------------------------------------------------------------------------------------------------------------------
                   TENNESSEE - 0.7% (0.5% OF TOTAL INVESTMENTS)
          5,000    Knox County Health, Educational and Housing Facilities       7/13 at 100.00          BBB+        4,625,600
                      Board, Tennessee, Hospital Revenue Bonds, East
                      Tennessee Children's Hospital, Series 2003A, 5.000%,
                      7/01/23 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------
                   TEXAS - 15.8% (9.8% OF TOTAL INVESTMENTS)
          2,500    Alliance Airport Authority, Texas, Special Facilities       12/12 at 100.00          CCC+        1,494,125
                      Revenue Bonds, American Airlines Inc., Series 2007,
                      5.250%, 12/01/29 (Alternative Minimum Tax)
         11,255    Brazos River Authority, Texas, Pollution Control Revenue    11/11 at 100.00           CCC       10,147,846
                      Refunding Bonds, TXU Electric Company, Series 2001C,
                      5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative
                      Minimum Tax)
          1,000    Cedar Hill Independent School District, Dallas County,         No Opt. Call           AA-          290,370
                      Texas, General Obligation Bonds, Series 2002, 0.000%,
                      8/15/32 - FGIC Insured
         15,000    Central Texas Regional Mobility Authority, Travis and        1/15 at 100.00             A       12,792,150
                      Williamson Counties, Toll Road Revenue Bonds, Series
                      2005, 5.000%, 1/01/45 - FGIC Insured
                   Clear Creek Independent School District, Galveston and
                   Harris Counties, Texas, Unlimited Tax Schoolhouse and
                   Refunding Bonds, Series 2000:
            585       5.400%, 2/15/18                                           2/10 at 100.00           AAA          588,902
            340       5.650%, 2/15/19                                           2/10 at 100.00           AAA          344,182
            235       5.700%, 2/15/20                                           2/10 at 100.00           AAA          238,093
            270       5.700%, 2/15/21                                           2/10 at 100.00           AAA          273,553

                                                           Nuveen Investments 49

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   TEXAS (continued)
                   Clear Creek Independent School District, Galveston and
                   Harris Counties, Texas, Unlimited Tax Schoolhouse and
                   Refunding Bonds, Series 2000:
$        16,740       5.400%, 2/15/18 (Pre-refunded 2/15/10)                    2/10 at 100.00           AAA   $   16,990,095
          9,660       5.650%, 2/15/19 (Pre-refunded 2/15/10)                    2/10 at 100.00           AAA        9,811,370
          6,645       5.700%, 2/15/20 (Pre-refunded 2/15/10)                    2/10 at 100.00           AAA        6,750,123
          7,750       5.700%, 2/15/21 (Pre-refunded 2/15/10)                    2/10 at 100.00           AAA        7,872,604
          2,500    Comal Independent School District, Comal, Bexar,               No Opt. Call           Aaa        1,409,150
                      Guadalupe, Hays, and Kendall Counties, Texas, General
                      Obligation Bonds, Series 2005A, 0.000%, 2/01/23
          6,000    Dallas-Ft. Worth International Airport Facility             11/09 at 101.00          CCC+        4,025,400
                      Improvement Corporation, Texas, Revenue Bonds,
                      American Airlines Inc., Series 1999, 6.375%, 5/01/35
                      (Alternative Minimum Tax)
                   Ennis Independent School District, Ellis County, Texas,
                   General Obligation Bonds, Series 2006:
          3,950       0.000%, 8/15/30                                            8/16 at 49.21           Aaa        1,337,706
          4,000       0.000%, 8/15/31                                            8/16 at 46.64           Aaa        1,275,600
          1,440    Houston, Texas, Hotel Occupancy Tax and Special Revenue        No Opt. Call            A-          337,146
                      Bonds, Convention and Entertainment Project, Series
                      2001B, 0.000%, 9/01/32 - AMBAC Insured
          1,250    Houston, Texas, Junior Lien Water and Sewerage System       12/11 at 100.00           AAA        1,323,374
                      Revenue Refunding Bonds, Series 2001A, 5.000%,
                      12/01/20 - FSA Insured
          2,400    Houston, Texas, Senior Lien Airport System Revenue           7/18 at 100.00           AA-        2,496,240
                      Bonds, Refunding Series 2009A, 5.500%, 7/01/39
          9,350    Leander Independent School District, Williamson and           8/15 at 39.50           AA-        2,711,220
                      Travis Counties, Texas, General Obligation Bonds,
                      Series 2005, 0.000%, 8/15/32 - FGIC Insured
          6,000    Leander Independent School District, Williamson and           8/14 at 35.28           AAA        1,649,100
                      Travis Counties, Texas, General Obligation Bonds,
                      Series 2006, 0.000%, 8/15/33
          4,000    North Texas Thruway Authority, First Tier System Revenue     1/25 at 100.00            A2        2,942,040
                      Refunding Bonds, Capital Appreciation Series 2008I,
                      0.000%, 1/01/43
          3,295    Tarrant County, Texas, Cultural & Educational Facilities     2/17 at 100.00           AA-        2,827,439
                      Financing Corporation, Revenue Bonds, Series 2007,
                      Residuals 1760-3, 16.864%, 2/15/36 (IF)
          5,000    White Settlement Independent School District, Tarrant         8/15 at 36.81           AAA        1,337,250
                      County, Texas, General Obligation Bonds, Series 2005,
                      0.000%, 8/15/34
          3,970    Wichita Falls, Wichita County, Texas, Priority Lien          8/11 at 100.00       AA- (4)        4,265,725
                      Water and Sewerage System Revenue Bonds, Series 2001,
                      5.000%, 8/01/21 (Pre-refunded 8/01/11) - AMBAC Insured
                   Wylie Independent School District, Taylor County, Texas,
                   General Obligation Bonds, Series 2005:
          3,000       0.000%, 8/15/23                                            8/15 at 67.10           AAA        1,552,200
          2,000       0.000%, 8/15/24                                            8/15 at 63.56           AAA          975,660
------------------------------------------------------------------------------------------------------------------------------
        130,135    Total Texas                                                                                     98,058,663
------------------------------------------------------------------------------------------------------------------------------
                   UTAH - 0.5% (0.3% OF TOTAL INVESTMENTS)
          3,000    Riverton, Utah, Hospital Revenue Bonds, IHC Health           8/19 at 100.00           AA+        2,929,740
                      Services, Inc., Series 2009, 5.000%, 8/15/41 (WI/DD,
                      Settling 11/05/09)
------------------------------------------------------------------------------------------------------------------------------
                   VIRGINIA - 2.4% (1.5% OF TOTAL INVESTMENTS)
         21,500    Metropolitan Washington DC Airports Authority, Virginia,    10/26 at 100.00           AAA       14,689,660
                      Dulles Toll Road Revenue Bonds, Series 2009C.,
                      0.000%, 10/01/41 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------
                   WASHINGTON - 15.7% (9.7% OF TOTAL INVESTMENTS)
          5,500    Clark County Public Utility District 1, Washington,          1/11 at 100.00           AAA        5,528,985
                      Generating System Revenue Refunding Bonds, Series
                      2000, 5.125%, 1/01/20 - FSA Insured
          2,755    Cowlitz County, Washington, Special Sewerage Revenue           No Opt. Call             A        3,010,692
                      Refunding Bonds, CSOB Wastewater Treatment
                      Facilities, Series 2002, 5.500%, 11/01/16 - FGIC
                      Insured
         10,000    Energy Northwest, Washington, Electric Revenue Refunding     7/11 at 101.00           AAA       10,737,900
                      Bonds, Nuclear Project 3, Series 2001A, 5.500%,
                      7/01/17 - FSA Insured
          2,500    King County, Washington, Sewer Revenue Bonds, Series         1/12 at 100.00           AA+        2,614,525
                      2001, 5.000%, 1/01/23 - FGIC Insured
         33,490    Port of Seattle, Washington, Revenue Bonds, Series           8/10 at 100.00       Aa2 (4)       34,828,595
                      2000A, 5.625%, 2/01/30 (Pre-refunded 8/01/10) - NPFG
                      Insured
          6,950    Port of Seattle, Washington, Revenue Bonds, Series           8/10 at 100.00           Aa2        6,971,406
                      2000B, 5.625%, 2/01/24 - NPFG Insured (Alternative
                      Minimum Tax) (UB)
          2,150    Seattle, Washington, General Obligation Refunding and       12/12 at 100.00           AAA        2,213,662
                      Improvement Bonds, Series 2002, 4.500%, 12/01/20

50 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   WASHINGTON (continued)
$         3,000    Spokane County School District 81, Spokane, Washington,      6/15 at 100.00            AA   $    3,162,870
                      General Obligation Bonds, Series 2005, 5.000%,
                      6/01/24 - NPFG Insured
          3,520    Washington State Healthcare Facilities Authority,           10/11 at 100.00       Aa3 (4)        3,804,205
                      Revenue Bonds, Children's Hospital and Regional
                      Medical Center, Series 2001, 5.000%, 10/01/21
                      (Pre-refunded 10/01/11) - AMBAC Insured
         10,895    Washington State Tobacco Settlement Authority, Tobacco       6/13 at 100.00           BBB       11,029,988
                      Settlement Asset-Backed Revenue Bonds, Series 2002,
                      6.500%, 6/01/26
          9,000    Washington State, Motor Vehicle Fuel Tax General               No Opt. Call           AA+        3,774,780
                      Obligation Bonds, Series 2003C, 0.000%, 6/01/28 -
                      FGIC Insured
          9,000    Washington, Motor Vehicle Fuel Tax General Obligation        1/12 at 100.00           AAA        9,584,010
                      Bonds, Series 2002C, 5.000%, 1/01/21 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------
         98,760    Total Washington                                                                                97,261,618
------------------------------------------------------------------------------------------------------------------------------
                   WISCONSIN - 0.9% (0.6% OF TOTAL INVESTMENTS)
          2,800    Badger Tobacco Asset Securitization Corporation,             6/12 at 100.00           AAA        3,059,587
                      Wisconsin, Tobacco Settlement Asset-Backed Bonds,
                      Series 2002, 6.125%, 6/01/27 (Pre-refunded 6/01/12)
          1,755    Wisconsin Health and Educational Facilities Authority,       5/16 at 100.00           BBB        1,479,043
                      Revenue Bonds, Divine Savior Healthcare, Series 2006,
                      4.750%, 5/01/25
          1,250    Wisconsin Health and Educational Facilities Authority,       3/10 at 100.00           N/R        1,051,687
                      Revenue Bonds, United Lutheran Program for the Aging
                      Inc., Series 1998, 5.700%, 3/01/28
------------------------------------------------------------------------------------------------------------------------------
          5,805    Total Wisconsin                                                                                  5,590,317
------------------------------------------------------------------------------------------------------------------------------
                   WYOMING - 0.7% (0.4% OF TOTAL INVESTMENTS)
          4,080    Campbell County, Wyoming Solid Waste Facilities Revenue      7/19 at 100.00            A+        4,296,689
                      Bonds, Basin Electric Power Cooperative - Dry Fork
                      Station Facilities, Series 2009A, 5.750%, 7/15/39
------------------------------------------------------------------------------------------------------------------------------
$     1,331,055    Total Investments (cost $1,011,308,429) - 161.1%                                               997,616,000
===============---------------------------------------------------------------------------------------------------------------
                   Floating Rate Obligations - (7.9)%                                                             (48,745,000)
                   -----------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 2.8%                                                            17,122,916
                   ----------------------------------------------------------------------------------------------------------
                   Auction Rate Preferred Shares, at Liquidation Value - (56.0)% (5)                             (346,675,000)
                   -----------------------------------------------------------------------------------------------------------
                   Net Assets Applicable to Common Shares - 100%                                               $  619,318,916
                   ===========================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 34.8%

N/R   Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 51

NAD | Nuveen Dividend Advantage Municipal Fund
    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   MUNICIPAL BONDS - 153.2% (99.9% OF TOTAL INVESTMENTS)
                   ALABAMA - 0.3% (0.2% OF TOTAL INVESTMENTS)
$         1,600    Alabama 21st Century Authority, Tobacco Settlement           6/10 at 102.00            A-   $    1,606,384
                      Revenue Bonds, Series 2000, 5.750%, 12/01/20
------------------------------------------------------------------------------------------------------------------------------
                   ALASKA - 0.1% (0.1% OF TOTAL INVESTMENTS)
            750    Alaska Housing Finance Corporation, General Housing         12/14 at 100.00            AA          765,038
                      Purpose Bonds, Series 2005A, 5.250%, 12/01/34 - FGIC
                      Insured (UB)
------------------------------------------------------------------------------------------------------------------------------
                   ARIZONA - 1.2% (0.8% OF TOTAL INVESTMENTS)
          2,350    Phoenix, Arizona, Civic Improvement Corporation, Senior      7/18 at 100.00           AA-        2,366,286
                      Lien Airport Revenue Bonds, Series 2008A, 5.000%,
                      7/01/33
          5,000    Salt Verde Financial Corporation, Arizona, Senior Gas          No Opt. Call             A        4,276,750
                      Revenue Bonds, Series 2007, 5.000%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------
          7,350    Total Arizona                                                                                    6,643,036
------------------------------------------------------------------------------------------------------------------------------
                   CALIFORNIA - 6.6% (4.3% OF TOTAL INVESTMENTS)
          1,535    Alameda Corridor Transportation Authority, California,         No Opt. Call             A          274,227
                      Senior Lien Revenue Bonds, Series 1999A, 0.000%,
                      10/01/37 - NPFG Insured
          6,000    Anaheim Public Finance Authority, California,                  No Opt. Call           AAA        1,999,380
                      Subordinate Lease Revenue Bonds, Public Improvement
                      Project, Series 1997C, 0.000%, 9/01/28 - FSA Insured
          6,750    California Statewide Community Development Authority,        8/19 at 100.00            AA        7,242,547
                      Revenue Bonds, Methodist Hospital Project, Series
                      2009, 6.750%, 2/01/38
             65    California, General Obligation Bonds, Series 1997,           1/10 at 100.00             A           65,058
                      5.000%, 10/01/18 - AMBAC Insured
          5,000    California, General Obligation Bonds, Series 2005,           3/16 at 100.00             A        4,778,550
                      5.000%, 3/01/31
                   Golden State Tobacco Securitization Corporation,
                   California, Enhanced Tobacco Settlement Asset-Backed
                   Bonds, Series 2007A-1:
          5,700       5.000%, 6/01/33                                           6/17 at 100.00           BBB        4,349,555
          1,000       5.125%, 6/01/47                                           6/17 at 100.00           BBB          664,390
                   Golden State Tobacco Securitization Corporation,
                   California, Tobacco Settlement Asset-Backed Revenue
                   Bonds, Series 2005A:
          3,500       0.000%, 6/01/26 - FSA Insured                               No Opt. Call           AAA        1,312,464
          9,925       5.000%, 6/01/45                                           6/15 at 100.00           AAA        8,815,781
          2,200    M-S-R Energy Authority, California, Gas Revenue Bonds,         No Opt. Call             A        2,349,005
                      Citigroup Prepay Contracts, Series 2009C, 6.500%,
                      11/01/39
          1,495    Palmdale Civic Authority, California, Revenue                1/10 at 100.00             A        1,498,677
                      Refinancing Bonds, Civic Center Project, Series
                      1997A, 5.375%, 7/01/12 - NPFG Insured
         17,000    San Joaquin Hills Transportation Corridor Agency, Orange       No Opt. Call             A        2,648,600
                      County, California, Toll Road Revenue Refunding Bonds,
                      Series 1997A, 0.000%, 1/15/35 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------
         60,170    Total California                                                                                35,998,234
------------------------------------------------------------------------------------------------------------------------------
                   COLORADO - 5.6% (3.7% OF TOTAL INVESTMENTS)
          1,125    Antelope Heights Metropolitan District, Colorado,           12/17 at 100.00          BBB-          959,590
                      Limited Tax General Obligation Bonds, Series 2007,
                      5.000%, 12/01/37 - RAAI Insured
          3,330    Colorado Health Facilities Authority, Colorado, Revenue      7/19 at 100.00            AA        3,404,891
                      Bonds, Catholic Health Initiatives, Series 2009A,
                      5.500%, 7/01/34 (WI/DD, Settling 11/10/09)
                   Denver City and County, Colorado, Airport Special
                   Facilities Revenue Bonds, Rental Car Projects, Series
                   1999A:
          2,170       6.000%, 1/01/12 - NPFG Insured (Alternative Minimum       1/10 at 100.50             A        2,197,688
                        Tax)
            675       6.000%, 1/01/13 - NPFG Insured (Alternative Minimum       1/10 at 100.50             A          683,403
                        Tax)
          1,475    Denver, Colorado, FHA-Insured Multifamily Housing            4/10 at 100.00           BB+        1,409,834
                      Revenue Bonds, Boston Lofts Project, Series 1997A,
                      5.750%, 10/01/27 (Alternative Minimum Tax)
          8,515    E-470 Public Highway Authority, Colorado, Senior Revenue       No Opt. Call             A        3,059,098
                      Bonds, Series 1997B, 0.000%, 9/01/25 - NPFG Insured
         25,000    E-470 Public Highway Authority, Colorado, Senior Revenue       No Opt. Call             A        5,695,750
                      Bonds, Series 2000B, 0.000%, 9/01/31 - NPFG Insured
         60,000    E-470 Public Highway Authority, Colorado, Toll Revenue         No Opt. Call             A        9,750,000
                      Bonds, Series 2004A, 0.000%, 3/01/36 - NPFG Insured

52 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   COLORADO (continued)
$        12,500    E-470 Public Highway Authority, Colorado, Toll Revenue        9/26 at 54.77             A   $    1,656,000
                      Bonds, Series 2006B, 0.000%, 9/01/38 - NPFG Insured
          2,000    Metropolitan Football Stadium District, Colorado, Sales        No Opt. Call             A        1,913,440
                      Tax Revenue Bonds, Series 1999A, 0.000%, 1/01/12 -
                      NPFG Insured
------------------------------------------------------------------------------------------------------------------------------
        116,790    Total Colorado                                                                                  30,729,694
------------------------------------------------------------------------------------------------------------------------------
                   CONNECTICUT - 0.4% (0.3% OF TOTAL INVESTMENTS)
          4,335    Mashantucket Western Pequot Tribe, Connecticut,             11/17 at 100.00           N/R        2,316,927
                      Subordinate Special Revenue Bonds, Series 2007A,
                      5.750%, 9/01/34
------------------------------------------------------------------------------------------------------------------------------
                   FLORIDA - 10.9% (7.1% OF TOTAL INVESTMENTS)
          1,455    Florida Housing Finance Agency, Housing Revenue Bonds,      12/09 at 100.00           N/R        1,416,617
                      Mar Lago Village Apartments, Series 1997F, 5.800%,
                      12/01/17 - AMBAC Insured (Alternative Minimum Tax)
         15,000    Florida State Board of Education, Public Education           6/15 at 101.00           AAA       14,640,750
                      Capital Outlay Bonds, Series 2005E, 4.500%, 6/01/35
                      (UB)
          2,500    Marion County Hospital District, Florida, Revenue Bonds,    10/17 at 100.00            A3        2,138,550
                      Munroe Regional Medical Center, Series 2007, 5.000%,
                      10/01/34
         13,625    Martin County Industrial Development Authority, Florida,    12/09 at 100.00           BB+       13,628,406
                      Industrial Development Revenue Bonds, Indiantown
                      Cogeneration LP, Series 1994A, 7.875%, 12/15/25
                      (Alternative Minimum Tax)
                   South Miami Health Facilities Authority, Florida,
                   Hospital Revenue, Baptist Health System Obligation
                   Group, Series 2007:
         22,000       5.000%, 8/15/37 (UB)                                      8/17 at 100.00           AA-       20,921,340
          7,370       5.000%, 8/15/42 (UB)                                      8/17 at 100.00           AA-        6,918,588
------------------------------------------------------------------------------------------------------------------------------
         61,950    Total Florida                                                                                   59,664,251
------------------------------------------------------------------------------------------------------------------------------
                   GEORGIA - 1.6% (1.0% OF TOTAL INVESTMENTS)
          5,000    Cobb County Development Authority, Georgia, Student          7/17 at 100.00          Baa3        4,324,350
                      Housing Revenue Bonds, KSU Village II Real Estate
                      Foundation LLC Project, Series 2007A, 5.250%,
                      7/15/38 - AMBAC Insured
          4,000    Forsyth County Water and Sewerage Authority, Georgia,        4/10 at 101.00       AA+ (4)        4,135,880
                      Revenue Bonds, Series 2000, 6.000%, 4/01/25
                      (Pre-refunded 4/01/10)
------------------------------------------------------------------------------------------------------------------------------
          9,000    Total Georgia                                                                                    8,460,230
------------------------------------------------------------------------------------------------------------------------------
                   IDAHO - 0.1% (0.1% OF TOTAL INVESTMENTS)
            115    Idaho Housing and Finance Association, Single Family         1/10 at 101.00           Aa2          115,059
                      Mortgage Bonds, Series 1999E, 5.750%, 1/01/21
                      (Alternative Minimum Tax)
            160    Idaho Housing and Finance Association, Single Family         1/10 at 100.00           Aa2          163,315
                      Mortgage Bonds, Series 2000D, 6.350%, 7/01/22
                      (Alternative Minimum Tax)
            235    Idaho Housing and Finance Association, Single Family         7/10 at 100.00           Aaa          242,762
                      Mortgage Bonds, Series 2000E, 5.950%, 7/01/20
                      (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
            510    Total Idaho                                                                                        521,136
------------------------------------------------------------------------------------------------------------------------------
                   ILLINOIS - 30.8% (20.1% OF TOTAL INVESTMENTS)
          2,020    Channahon, Illinois, Revenue Refunding Bonds, Morris        12/09 at 102.00          BBB+        2,063,126
                      Hospital, Series 1999, 5.750%, 12/01/12
          2,205    Chicago Board of Education, Illinois, Unlimited Tax            No Opt. Call           AA-          737,594
                      General Obligation Bonds, Dedicated Tax Revenues,
                      Series 1998B-1, 0.000%, 12/01/29 - FGIC Insured
          7,250    Chicago Board of Education, Illinois, Unlimited Tax            No Opt. Call           AA-        7,961,660
                      General Obligation Bonds, Dedicated Tax Revenues,
                      Series 1999A, 5.500%, 12/01/26 - FGIC Insured
                   Chicago, Illinois, FHA/GNMA Multifamily Housing Revenue
                   Bonds, Archer Court Apartments, Series 1999A:
            705       5.500%, 12/20/19 (Alternative Minimum Tax)               10/10 at 101.00           AA-          716,554
          1,210       5.600%, 12/20/29 (Alternative Minimum Tax)               10/10 at 101.00           AA-        1,222,994
          1,925       5.650%, 12/20/40 (Alternative Minimum Tax)               10/10 at 101.00           AA-        1,939,572
         22,750    Chicago, Illinois, General Obligation Refunding Bonds,         No Opt. Call           AA-       25,399,010
                      Emergency Telephone System, Series 1999, 5.500%,
                      1/01/23 - FGIC Insured
          2,620    Chicago, Illinois, Motor Fuel Tax Revenue Refunding            No Opt. Call           AA+        2,832,455
                      Bonds, Series 1993, 5.375%, 1/01/14 - AMBAC Insured
          3,340    Chicago, Illinois, Third Lien General Airport Revenue        1/16 at 100.00            A1        3,346,813
                      Bonds, O'Hare International Airport, Series 2005A,
                      5.000%, 1/01/33 - FGIC Insured

                                                           Nuveen Investments 53

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   ILLINOIS (continued)
$           190    DuPage County Community School District 200, Wheaton,       11/13 at 100.00           Aa3   $      208,492
                      Illinois, General Obligation Bonds, Series 2003B,
                      5.250%, 11/01/20 - FSA Insured
            810    DuPage County Community School District 200, Wheaton,       11/13 at 100.00       Aa3 (4)          921,082
                      Illinois, General Obligation Bonds, Series 2003B,
                      5.250%, 11/01/20 (Pre-refunded 11/01/13) - FSA Insured
            500    Hoffman Estates Park District, Cook County, Illinois,       12/09 at 102.00            AA          510,934
                      General Obligation Bonds, Series 1999, 5.375%,
                      12/01/29 - NPFG Insured
          3,935    Illinois Development Finance Authority, Local Government       No Opt. Call          Baa1        3,216,232
                      Program Revenue Bonds, Lake County School District
                      116 - Round Lake, Series 1999A, 0.000%, 1/01/15 -
                      NPFG Insured
          2,000    Illinois Finance Authority, Revenue Bonds, Children's        8/18 at 100.00           AAA        1,997,880
                      Memorial Hospital, Series 2008A, 5.250%, 8/15/47 -
                      AGC Insured (UB)
          1,000    Illinois Finance Authority, Revenue Bonds, Edward Health     2/18 at 100.00            A+          962,860
                      Services Corporation, Series 2008A, 5.500%, 2/01/40 -
                      AMBAC Insured
          5,570    Illinois Finance Authority, Revenue Bonds, University of     7/14 at 100.00           Aa1        5,659,955
                      Chicago, Series 2004A, 5.000%, 7/01/34
          9,820    Illinois Health Facilities Authority, Remarketed Revenue     8/11 at 103.00           Aa1       10,272,505
                      Bonds, University of Chicago Project, Series 1985A,
                      5.500%, 8/01/20
          5,595    Illinois Health Facilities Authority, Revenue Bonds,         1/10 at 100.00             A        5,261,705
                      Loyola University Health System, Series 1997A,
                      5.000%, 7/01/24 - NPFG Insured
          5,490    Illinois Health Facilities Authority, Revenue Bonds,         2/10 at 100.00             A        5,493,293
                      Sarah Bush Lincoln Health Center, Series 1996B,
                      5.500%, 2/15/16
          1,500    Illinois Housing Development Authority, Housing Finance      1/15 at 100.00            A+        1,412,580
                      Bonds, Series 2005E, 4.800%, 1/01/36 - FGIC Insured
          2,000    Kane & DeKalb Counties, Illinois, Community United             No Opt. Call            A3        1,087,520
                      School District 301, General Obligation Bonds, Series
                      2006, 0.000%, 12/01/21 - NPFG Insured
         11,345    Lake and McHenry Counties Community Unit School District      1/15 at 60.14           Aa3        5,155,167
                      118, Wauconda, Illinois, General Obligation Bonds,
                      Series 2005B, 0.000%, 1/01/25 - FSA Insured
          3,000    Lombard Public Facilities Corporation, Illinois, First       1/16 at 100.00           N/R        2,552,670
                      Tier Conference Center and Hotel Revenue Bonds,
                      Series 2005A-1, 7.125%, 1/01/36
         22,500    Metropolitan Pier and Exposition Authority, Illinois,       12/09 at 101.00           AAA       22,831,875
                      Revenue Bonds, McCormick Place Expansion Project,
                      Series 1999A, 5.500%, 12/15/24 - FGIC Insured
                   Metropolitan Pier and Exposition Authority, Illinois,
                   Revenue Refunding Bonds, McCormick Place Expansion
                   Project, Series 1996A:
         12,250       0.000%, 12/15/22 - NPFG Insured                             No Opt. Call             A        6,351,134
         13,000       0.000%, 12/15/23 - NPFG Insured                             No Opt. Call             A        6,313,710
          1,840    Oak Park, Illinois, General Obligation Bonds, Series         11/15 at 54.14           AA-          720,285
                      2005B, 0.000%, 11/01/27 - SYNCORA GTY Insured
                   Regional Transportation Authority, Cook, DuPage, Kane,
                   Lake, McHenry and Will Counties, Illinois, General
                   Obligation Bonds, Series 1999:
         22,650       5.750%, 6/01/19 - FSA Insured                               No Opt. Call           AAA       26,864,485
          3,500       5.750%, 6/01/23 - FSA Insured                               No Opt. Call           AAA        4,163,040
          1,300    Schaumburg, Illinois, General Obligation Bonds, Series      12/14 at 100.00           AA+        1,336,685
                      2004B, 5.250%, 12/01/34 - FGIC Insured
         10,000    Will County Community High School District 210                 No Opt. Call           Aa3        5,138,700
                      Lincoln-Way, Illinois, General Obligation Bonds,
                      Series 2006, 0.000%, 1/01/23 - FSA Insured
          4,500    Will County School District 122, New Lenox, Illinois,          No Opt. Call           Aa3        3,122,145
                      General Obligation Bonds, Series 2000B, 0.000%,
                      11/01/18 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------
        188,320    Total Illinois                                                                                 167,774,712
------------------------------------------------------------------------------------------------------------------------------
                   INDIANA - 5.4% (3.5% OF TOTAL INVESTMENTS)
          2,025    Hospital Authority of Delaware County, Indiana, Hospital     8/10 at 100.00           N/R        1,969,475
                      Revenue Refunding Bonds, Cardinal Health System,
                      Series 1997, 5.000%, 8/01/16 - AMBAC Insured
          4,000    Indiana Finance Authority, Revenue and Refunding Bonds,     12/19 at 100.00            AA        3,906,560
                      Trinity Health Credit Group, Series 2009A, 5.250%,
                      12/01/38 (WI/DD, Settling 11/16/09)
          8,000    Indiana Health Facility Financing Authority, Hospital        8/10 at 101.50        A+ (4)        8,440,400
                      Revenue Bonds, Clarian Health Obligated Group, Series
                      2000A, 5.500%, 2/15/26 (Pre-refunded 8/15/10) - NPFG
                      Insured
          2,000    Indiana Health Facility Financing Authority, Revenue         3/17 at 100.00           BBB        1,907,520
                      Bonds, Community Foundation of Northwest Indiana,
                      Series 2007, 5.500%, 3/01/37

54 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   INDIANA (continued)
$         6,830    Indiana Housing and Community Development Authority,         1/17 at 100.00           Aaa   $    6,417,537
                      Single Family Mortgage Revenue Bonds, Series 2007A-1,
                      Drivers 1847, 7.713%, 7/01/32 (Alternative Minimum
                      Tax) (IF)
          6,675    Indiana Municipal Power Agency, Power Supply Revenue         1/17 at 100.00            A+        6,632,213
                      Bonds, Series 2007A, 5.000%, 1/01/42 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------
         29,530    Total Indiana                                                                                   29,273,705
------------------------------------------------------------------------------------------------------------------------------
                   IOWA - 0.9% (0.6% OF TOTAL INVESTMENTS)
          7,000    Iowa Tobacco Settlement Authority, Asset Backed              6/15 at 100.00           BBB        5,146,890
                      Settlement Revenue Bonds, Series 2005C, 5.625%,
                      6/01/46
------------------------------------------------------------------------------------------------------------------------------
                   KANSAS - 1.3% (0.8% OF TOTAL INVESTMENTS)
          3,825    Wichita, Kansas, Water and Sewerage Utility Revenue          4/10 at 100.00            A1        3,826,224
                      Bonds, Series 1999, 4.000%, 10/01/18 - FGIC Insured
          3,000    Wyandotte County-Kansas City Unified Government, Kansas,    12/15 at 100.00           N/R        3,034,380
                      Sales Tax Special Obligation Bonds, Redevelopment
                      Project Area B, Series 2005, 5.000%, 12/01/20
------------------------------------------------------------------------------------------------------------------------------
          6,825    Total Kansas                                                                                     6,860,604
------------------------------------------------------------------------------------------------------------------------------
                   KENTUCKY - 1.7% (1.1% OF TOTAL INVESTMENTS)
          3,030    Hardin County School District Finance Corporation,           2/10 at 101.00       Aa3 (4)        3,102,205
                      Kentucky, School Building Revenue Bonds, Series 2000,
                      5.750%, 2/01/20 (Pre-refunded 2/01/10)
                   Kentucky Economic Development Finance Authority,
                   Hospital System Revenue Refunding and Improvement Bonds,
                   Appalachian Regional Healthcare Inc., Series 1997:
          1,850       5.850%, 10/01/17                                          4/10 at 100.00           BB-        1,706,459
          5,000       5.875%, 10/01/22                                          4/10 at 100.00           BB-        4,296,600
------------------------------------------------------------------------------------------------------------------------------
          9,880    Total Kentucky                                                                                   9,105,264
------------------------------------------------------------------------------------------------------------------------------
                   LOUISIANA - 7.7% (5.0% OF TOTAL INVESTMENTS)
          2,245    Lafayette, Louisiana, Sales Tax Revenue Bonds, Public        5/10 at 101.50        AA (4)        2,338,841
                      Improvements, Series 2000B, 5.625%, 5/01/25
                      (Pre-refunded 5/01/10) - FGIC Insured
          1,750    Louisiana Local Government Environmental Facilities and      6/12 at 105.00           Aaa        1,883,928
                      Community Development Authority, GNMA Collateralized
                      Mortgage Revenue Refunding Bonds, Sharlo Apartments,
                      Series 2002A, 6.500%, 6/20/37
          5,350    Louisiana Public Facilities Authority, Revenue Bonds,        7/14 at 100.00             A        5,250,062
                      Baton Rouge General Hospital, Series 2004, 5.250%,
                      7/01/33 - NPFG Insured
          9,000    Louisiana Public Facilities Authority, Revenue Bonds,        5/17 at 100.00            A3        8,462,160
                      Ochsner Clinic Foundation Project, Series 2007A,
                      5.500%, 5/15/47
          5,445    Louisiana State, Gasoline and Fuels Tax Revenue Bonds,       5/16 at 100.00            AA        5,105,504
                      Series 2006A, 4.500%, 5/01/41 - FGIC Insured (UB)
         13,570    Louisiana Transportation Authority, Senior Lien Toll         12/10 at 38.73            A+        4,830,242
                      Road Revenue Bonds, Series 2005B, 0.000%, 12/01/28 -
                      AMBAC Insured
                   Tobacco Settlement Financing Corporation, Louisiana,
                   Tobacco Settlement Asset-Backed Bonds, Series 2001B:
          9,545       5.500%, 5/15/30                                           5/11 at 101.00           BBB        9,581,748
          5,000       5.875%, 5/15/39                                           5/11 at 101.00           BBB        4,525,250
------------------------------------------------------------------------------------------------------------------------------
         51,905    Total Louisiana                                                                                 41,977,735
------------------------------------------------------------------------------------------------------------------------------
                   MASSACHUSETTS - 2.7% (1.7% OF TOTAL INVESTMENTS)
          1,440    Boston Industrial Development Financing Authority,           9/12 at 102.00           N/R        1,038,254
                      Massachusetts, Subordinate Revenue Bonds, Crosstown
                      Center Project, Series 2002, 8.000%, 9/01/35
                      (Alternative Minimum Tax)
          4,365    Massachusetts Health and Educational Facilities             10/15 at 100.00           AAA        4,446,495
                      Authority, Revenue Bonds, Berkshire Health System,
                      Series 2005F, 5.000%, 10/01/19 - AGC Insured
            620    Massachusetts Health and Educational Facilities              7/18 at 100.00            A3          572,427
                      Authority, Revenue Bonds, CareGroup Inc., Series
                      2008E-1, 5.125%, 7/01/33
          3,000    Massachusetts Housing Finance Agency, Housing Bonds,        12/18 at 100.00           AA-        3,012,480
                      Series 2009F, 5.700%, 6/01/40
            785    Massachusetts Port Authority, Special Facilities Revenue     3/10 at 100.00             A          681,592
                      Bonds, US Airways Group Inc., Series 1996A, 5.875%,
                      9/01/23 - NPFG Insured (Alternative Minimum Tax)

                                                           Nuveen Investments 55

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   MASSACHUSETTS (continued)
                   Massachusetts Turnpike Authority, Metropolitan Highway
                   System Revenue Bonds, Senior Series 1997A:
$         1,975       5.000%, 1/01/12                                           1/10 at 100.00            A-   $    1,979,701
          2,200       5.125%, 1/01/17 - NPFG Insured                            1/10 at 100.00             A        2,201,958
          1,000       0.000%, 1/01/24 - NPFG Insured                              No Opt. Call             A          444,190
            205    Massachusetts Turnpike Authority, Metropolitan Highway       1/10 at 100.00            AA          205,021
                      System Revenue Bonds, Subordinate Series 1999A,
                      5.250%, 1/01/29 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------
         15,590    Total Massachusetts                                                                             14,582,118
------------------------------------------------------------------------------------------------------------------------------
                   MICHIGAN - 4.2% (2.7% OF TOTAL INVESTMENTS)
          6,000    Detroit, Michigan, Second Lien Sewerage Disposal System      7/15 at 100.00             A        5,504,760
                      Revenue Bonds, Series 2005A, 5.000%, 7/01/35 - NPFG
                      Insured
         15,255    Michigan State Hospital Finance Authority, Hospital          2/10 at 100.00           BB-       11,773,046
                      Revenue Bonds, Detroit Medical Center Obligated
                      Group, Series 1998A, 5.250%, 8/15/28
          1,150    Royal Oak Hospital Finance Authority, Michigan, Hospital     9/18 at 100.00            A1        1,339,923
                      Revenue Bonds, William Beaumont Hospital, Refunding
                      Series 2009V, 8.250%, 9/01/39
          4,000    Wayne County, Michigan, Airport Revenue Bonds, Detroit      12/09 at 100.50             A        4,032,720
                      Metropolitan Wayne County Airport, Series 1998A,
                      5.375%, 12/01/16 - NPFG Insured (Alternative Minimum
                      Tax)
------------------------------------------------------------------------------------------------------------------------------
         26,405    Total Michigan                                                                                  22,650,449
------------------------------------------------------------------------------------------------------------------------------
                   MINNESOTA - 1.4% (0.9% OF TOTAL INVESTMENTS)
          6,375    Minneapolis Health Care System, Minnesota, Revenue          11/18 at 100.00             A        7,195,208
                      Bonds, Fairview Hospital and Healthcare Services,
                      Series 2008A, 6.625%, 11/15/28
            615    Minnesota Housing Finance Agency, Single Family Mortgage     1/10 at 101.00           AA+          623,807
                      Bonds, Series 1998H-1, 5.650%, 7/01/31 (Alternative
                      Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
          6,990    Total Minnesota                                                                                  7,819,015
------------------------------------------------------------------------------------------------------------------------------
                   MISSOURI - 2.3% (1.5% OF TOTAL INVESTMENTS)
                   Kansas City Municipal Assistance Corporation, Missouri,
                   Leasehold Revenue Bonds, Series 2004B-1:
          7,000       0.000%, 4/15/27 - AMBAC Insured                             No Opt. Call           AA-        2,593,010
          5,000       0.000%, 4/15/29 - AMBAC Insured                             No Opt. Call           AA-        1,611,950
          1,885    Missouri Health and Educational Facilities Authority,        6/11 at 101.00           AA-        1,927,394
                      Revenue Bonds, SSM Healthcare System, Series 2001A,
                      5.250%, 6/01/21 - AMBAC Insured
                   Missouri Health and Educational Facilities Authority,
                   Revenue Bonds, SSM Healthcare System, Series 2001A:
            300       5.250%, 6/01/21 (Pre-refunded 6/01/11) - AMBAC Insured    6/11 at 101.00       AA- (4)          324,882
          2,185       5.250%, 6/01/21 (Pre-refunded 6/01/11) - AMBAC Insured    6/11 at 101.00       AA- (4)        2,366,224
          3,670       5.250%, 6/01/28 (Pre-refunded 6/01/11) - AMBAC Insured    6/11 at 101.00       AA- (4)        3,974,390
------------------------------------------------------------------------------------------------------------------------------
         20,040    Total Missouri                                                                                  12,797,850
------------------------------------------------------------------------------------------------------------------------------
                   MONTANA - 0.3% (0.2% OF TOTAL INVESTMENTS)
            750    Montana Board of Housing, Single Family Mortgage Bonds,     12/09 at 100.00           AA+          762,420
                      Series 2000A-2, 6.450%, 6/01/29 (Alternative Minimum
                      Tax)
          1,000    Montana Higher Education Student Assistance Corporation,    12/09 at 100.00            A2          979,400
                      Student Loan Revenue Bonds, Subordinate Series 1999B,
                      6.400%, 12/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
          1,750    Total Montana                                                                                    1,741,820
------------------------------------------------------------------------------------------------------------------------------
                   NEBRASKA - 0.2% (0.1% OF TOTAL INVESTMENTS)
            800    NebHelp Inc., Nebraska, Senior Subordinate Bonds,              No Opt. Call           Aa2          828,600
                      Student Loan Program, Series 1993A-5A, 6.200%,
                      6/01/13 - NPFG Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
                   NEVADA - 1.5% (1.0% OF TOTAL INVESTMENTS)
                   Director of Nevada State Department of Business and
                   Industry, Revenue Bonds, Las Vegas Monorail Project,
                   First Tier, Series 2000:
          8,000       0.000%, 1/01/19 - AMBAC Insured                             No Opt. Call          Caa2        1,001,520
          4,000       5.625%, 1/01/32 - AMBAC Insured                           1/10 at 102.00          Caa2          820,040
          3,000       5.375%, 1/01/40 - AMBAC Insured                           1/10 at 100.00          Caa2          615,030
          3,750    Henderson, Nevada, Healthcare Facility Revenue Refunding     7/17 at 100.00           AAA        4,333,875
                      Bonds, Catholic Healthcare West, Series 2007B, Trust
                      2633, 18.647%, 7/01/31 - BHAC Insured (IF)

56 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   NEVADA (continued)
$         1,500    Las Vegas Redevelopment Agency, Nevada, Tax Increment        6/19 at 100.00             A   $    1,684,095
                      Revenue Bonds, Series 2009A, 8.000%, 6/15/30
------------------------------------------------------------------------------------------------------------------------------
         20,250    Total Nevada                                                                                     8,454,560
------------------------------------------------------------------------------------------------------------------------------
                   NEW JERSEY - 7.1% (4.6% OF TOTAL INVESTMENTS)
          6,850    New Jersey Educational Facilities Authority Revenue            No Opt. Call          Baa2        7,198,117
                      Refunding Bonds, University of Medicine and Dentistry
                      of New Jersey Issue, Series 2009 B, 5.750%, 12/01/15
          1,830    New Jersey Higher Education Assistance Authority,            6/10 at 101.00           Aaa        1,878,166
                      Student Loan Revenue Bonds, Series 2000A, 6.000%,
                      6/01/13 - NPFG Insured (Alternative Minimum Tax)
          4,130    New Jersey Transit Corporation, Certificates of                No Opt. Call            A1        4,584,094
                      Participation, Federal Transit Administration Grants,
                      Series 2002A, 5.500%, 9/15/13 - AMBAC Insured
          4,000    New Jersey Transportation Trust Fund Authority,                No Opt. Call           AA-        4,613,680
                      Transportation System Bonds, Series 1999A, 5.750%,
                      6/15/18
         20,000    New Jersey Transportation Trust Fund Authority,                No Opt. Call           AA-        6,529,000
                      Transportation System Bonds, Series 2006C, 0.000%,
                      12/15/28 - AMBAC Insured
                   Tobacco Settlement Financing Corporation, New Jersey,
                   Tobacco Settlement Asset-Backed Bonds, Series 2002:
          7,825       5.750%, 6/01/32 (Pre-refunded 6/01/12)                    6/12 at 100.00           AAA        8,506,714
          3,165       6.125%, 6/01/42 (Pre-refunded 6/01/12)                    6/12 at 100.00           AAA        3,572,652
          1,365    Tobacco Settlement Financing Corporation, New Jersey,        6/13 at 100.00           AAA        1,608,762
                      Tobacco Settlement Asset-Backed Bonds, Series 2003,
                      6.750%, 6/01/39 (Pre-refunded 6/01/13)
------------------------------------------------------------------------------------------------------------------------------
         49,165    Total New Jersey                                                                                38,491,185
------------------------------------------------------------------------------------------------------------------------------
                   NEW MEXICO - 0.7% (0.4% OF TOTAL INVESTMENTS)
          3,730    University of New Mexico, FHA-Insured Mortgage Hospital      7/14 at 100.00           AAA        3,745,144
                      Revenue Bonds, Series 2004, 5.000%, 7/01/32 - FSA
                      Insured
------------------------------------------------------------------------------------------------------------------------------
                   NEW YORK - 8.4% (5.5% OF TOTAL INVESTMENTS)
          2,170    Dormitory Authority of the State of New York, Insured        1/10 at 100.00            A3        2,171,758
                      Revenue Bonds, Franciscan Health Partnership
                      Obligated Group - Frances Shervier Home and Hospital,
                      Series 1997, 5.500%, 7/01/17 - RAAI Insured
          7,500    Dormitory Authority of the State of New York, Secured        2/10 at 100.00            A1        7,519,800
                      Hospital Revenue Refunding Bonds, Wyckoff Heights
                      Medical Center, Series 1998H, 5.300%, 8/15/21 - NPFG
                      Insured
          6,000    New York City Industrial Development Agency, New York,       8/16 at 101.00            B-        5,827,380
                      American Airlines-JFK International Airport Special
                      Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31
                      (Alternative Minimum Tax)
          4,755    New York City Industrial Development Agency, New York,       3/19 at 100.00           AAA        5,665,107
                      Revenue Bonds, Yankee Stadium Project Pilot, Series
                      2009A, 7.000%, 3/01/49 - AGC Insured
          5,000    New York City Municipal Water Finance Authority, New        12/14 at 100.00           AAA        5,090,150
                      York, Water and Sewerage System Revenue Bonds, Series
                      2004B, 5.000%, 6/15/36 - FSA Insured (UB)
          8,800    New York City Sales Tax Asset Receivable Corporation,       10/14 at 100.00           AAA        9,078,256
                      New York, Dedicated Revenue Bonds, Local Government
                      Assistance Corporation, Series 2004A, 5.000%,
                      10/15/32 - AMBAC Insured (UB)
         10,000    Port Authority of New York and New Jersey, Special          12/09 at 100.00             A       10,483,000
                      Project Bonds, JFK International Air Terminal LLC,
                      Sixth Series 1997, 5.900%, 12/01/17 - NPFG Insured
                      (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
         44,225    Total New York                                                                                  45,835,451
------------------------------------------------------------------------------------------------------------------------------
                   NORTH CAROLINA - 1.1% (0.7% OF TOTAL INVESTMENTS)
          3,830    Charlotte-Mecklenburg Hospital Authority, North              1/15 at 100.00           AAA        4,366,813
                      Carolina, Healthcare System Revenue Bonds, DBA
                      Carolinas Healthcare System, Series 2005A, 5.000%,
                      1/15/45 (Pre-refunded 1/15/15)
          1,500    The Charlotte-Mecklenberg Hospital Authority (North          1/18 at 100.00           AA-        1,553,475
                      Carolina), Doing Business as Carolinas HealthCare
                      System, Health Care Refunding Revenue Bonds, Series
                      2008A, 5.250%, 1/15/24 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------
          5,330    Total North Carolina                                                                             5,920,288
------------------------------------------------------------------------------------------------------------------------------
                   OHIO - 5.1% (3.3% OF TOTAL INVESTMENTS)
          2,300    Amherst Exempted Village School District, Ohio,             12/11 at 100.00        A1 (4)        2,505,919
                      Unlimited Tax General Obligation School Improvement
                      Bonds, Series 2001, 5.125%, 12/01/21 (Pre-refunded
                      12/01/11) - FGIC Insured

                                                           Nuveen Investments 57

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   OHIO (continued)
                   Buckeye Tobacco Settlement Financing Authority, Ohio,
                   Tobacco Settlement Asset-Backed Revenue Bonds, Senior
                   Lien, Series 2007A-2:
$           160       5.125%, 6/01/24                                           6/17 at 100.00           BBB   $      142,506
          1,800       5.875%, 6/01/30                                           6/17 at 100.00           BBB        1,566,666
          1,740       5.750%, 6/01/34                                           6/17 at 100.00           BBB        1,463,253
          3,930       5.875%, 6/01/47                                           6/17 at 100.00           BBB        2,911,816
          3,635    Franklin County, Ohio, FHA-Insured Multifamily Housing       1/10 at 100.00           Aa2        3,636,309
                      Mortgage Revenue Bonds, Hamilton Creek Apartments
                      Project, Series 1994A, 5.550%, 7/01/24 (Alternative
                      Minimum Tax)
          3,650    Montgomery County, Ohio, Revenue Bonds, Catholic Health      5/14 at 100.00            AA        3,645,365
                      Initiatives, Series 2004A, 5.000%, 5/01/30
         11,400    Ohio Water Development Authority, Solid Waste Disposal       3/10 at 102.00           N/R       10,944,228
                      Revenue Bonds, Bay Shore Power, Series 1998B, 6.625%,
                      9/01/20 (Alternative Minimum Tax)
            935    Warren County, Ohio, Limited Tax General Obligations,       12/09 at 100.00           Aa2          938,609
                      Series 1997, 5.500%, 12/01/17
------------------------------------------------------------------------------------------------------------------------------
         29,550    Total Ohio                                                                                      27,754,671
------------------------------------------------------------------------------------------------------------------------------
                   OREGON - 0.4% (0.3% OF TOTAL INVESTMENTS)
          2,355    Portland, Oregon, Downtown Waterfront Urban Renewal and      6/10 at 101.00           Aa3        2,422,800
                      Redevelopment Revenue Bonds, Series 2000A, 5.500%,
                      6/15/20 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------
                   PENNSYLVANIA - 7.0% (4.6% OF TOTAL INVESTMENTS)
          3,480    Allegheny County Hospital Development Authority,            11/10 at 102.00           AAA        3,867,359
                      Pennsylvania, Revenue Bonds, West Penn Allegheny
                      Health System, Series 2000B, 9.250%, 11/15/22
                      (Pre-refunded 11/15/10)
            520    Carbon County Industrial Development Authority,                No Opt. Call          BBB-          525,346
                      Pennsylvania, Resource Recovery Revenue Refunding
                      Bonds, Panther Creek Partners Project, Series 2000,
                      6.650%, 5/01/10 (Alternative Minimum Tax)
          1,250    Erie, Pennsylvania, Water Authority, Water Revenue          12/18 at 100.00           AAA        1,259,025
                      Bonds, Series 2008, 5.000%, 12/01/43 - FSA Insured
          1,500    Pennsylvania Housing Finance Agency, Single Family          10/16 at 100.00           AA+        1,397,235
                      Mortgage Revenue Bonds, Series 2006A, 4.650%,
                      10/01/31 (Alternative Minimum Tax) (UB)
          8,200    Pennsylvania Turnpike Commission, Turnpike Revenue          12/27 at 100.00            A2        5,108,518
                      Bonds, Capital Appreciation Series 2009E, 0.000%,
                      12/01/38
          5,000    Pennsylvania Turnpike Commission, Turnpike Subordinate       6/26 at 100.00           AAA        3,641,400
                      Revenue Bonds, Series 2009C, 0.000%, 6/01/33 - FSA
                      Insured
         18,900    Philadelphia Airport System, Pennsylvania, Revenue          12/09 at 101.00            A+       18,981,837
                      Bonds, Series 1998A, 5.500%, 6/15/18 - FGIC Insured
                      (Alternative Minimum Tax)
          3,205    Philadelphia School District, Pennsylvania, General          8/12 at 100.00       Aa3 (4)        3,607,548
                      Obligation Bonds, Series 2002B, 5.625%, 8/01/16
                      (Pre-refunded 8/01/12) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------
         42,055    Total Pennsylvania                                                                              38,388,268
------------------------------------------------------------------------------------------------------------------------------
                   PUERTO RICO - 5.1% (3.3% OF TOTAL INVESTMENTS)
          2,500    Puerto Rico Aqueduct and Sewerage Authority, Revenue         7/18 at 100.00          BBB-        2,555,650
                      Bonds, Senior Lien Series 2008A, 6.000%, 7/01/44
                   Puerto Rico Housing Finance Authority, Capital Fund
                   Program Revenue Bonds, Series 2003:
          4,300       4.500%, 12/01/23 (UB)                                    12/13 at 100.00           AA+        4,265,299
          8,200       4.500%, 12/01/23 (UB)                                    12/13 at 100.00           AAA        9,038,040
         12,845    Puerto Rico Infrastructure Financing Authority, Special        No Opt. Call          BBB+        1,220,789
                      Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/42 -
                      FGIC Insured
         10,000    Puerto Rico Sales Tax Financing Corporation, Sales Tax       8/19 at 100.00            A+       10,503,500
                      Revenue Bonds, First Subordinate Series 2009A,
                      6.000%, 8/01/42
------------------------------------------------------------------------------------------------------------------------------
         37,845    Total Puerto Rico                                                                               27,583,278
------------------------------------------------------------------------------------------------------------------------------
                   RHODE ISLAND - 3.7% (2.4% OF TOTAL INVESTMENTS)
          2,015    Central Falls, Rhode Island, General Obligation School      11/09 at 102.00           BBB        2,054,293
                      Bonds, Series 1999, 6.250%, 5/15/20 - RAAI Insured

58 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   RHODE ISLAND (continued)
$         3,500    Providence Redevelopment Agency, Rhode Island, Revenue       4/10 at 101.00      Baa2 (4)   $    3,609,760
                      Bonds, Public Safety and Municipal Building Projects,
                      Series 1999A, 5.750%, 4/01/29 (Pre-refunded
                      4/01/10) - AMBAC Insured
                   Rhode Island Housing & Mortgage Finance Corporation,
                   Homeownership Opportunity 57-B Bond Program, Series
                   2008, Trust 1177:
          1,500       9.524%, 10/01/27 (Alternative Minimum Tax) (IF)           4/17 at 100.00           AA+        1,534,770
          1,000       9.624%, 10/01/32 (Alternative Minimum Tax) (IF)           4/17 at 100.00           AA+        1,012,090
         12,500    Rhode Island Tobacco Settlement Financing Corporation,       6/12 at 100.00           BBB       11,825,250
                      Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                      6.125%, 6/01/32
------------------------------------------------------------------------------------------------------------------------------
         20,515    Total Rhode Island                                                                              20,036,163
------------------------------------------------------------------------------------------------------------------------------
                   SOUTH CAROLINA - 0.3% (0.2% OF TOTAL INVESTMENTS)
          1,500    Greenville, South Carolina, Hospital Facilities Revenue      5/11 at 101.00           AA-        1,498,035
                      Bonds, Series 2001, 5.000%, 5/01/31 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------
                   TENNESSEE - 2.1% (1.4% OF TOTAL INVESTMENTS)
          6,400    Memphis-Shelby County Airport Authority, Tennessee,          3/10 at 101.00            A2        6,456,512
                      Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24 -
                      AMBAC Insured (Alternative Minimum Tax)
          2,425    Memphis-Shelby County Airport Authority, Tennessee,          3/11 at 100.00           AAA        2,454,027
                      Airport Revenue Bonds, Series 2001B, 5.125%, 3/01/26 -
                      FSA Insured
          2,310    Sullivan County Health Educational and Housing               9/16 at 100.00          BBB+        1,932,615
                      Facilities Board, Tennessee, Revenue Bonds, Wellmont
                      Health System, Series 2006C, 5.250%, 9/01/36
          1,500    Sumner County Health, Educational, and Housing              11/17 at 100.00           N/R          570,150
                      Facilities Board, Tennessee, Revenue Refunding Bonds,
                      Sumner Regional Health System Inc., Series 2007,
                      5.500%, 11/01/46
------------------------------------------------------------------------------------------------------------------------------
         12,635    Total Tennessee                                                                                 11,413,304
------------------------------------------------------------------------------------------------------------------------------
                   TEXAS - 6.4% (4.2% OF TOTAL INVESTMENTS)
          2,560    Brazos River Authority, Texas, Pollution Control Revenue     4/13 at 101.00          Caa3        1,494,554
                      Refunding Bonds, TXU Electric Company, Series 1999C,
                      7.700%, 3/01/32 (Alternative Minimum Tax)
          2,820    Central Texas Regional Mobility Authority, Travis and        1/15 at 100.00             A        2,404,924
                      Williamson Counties, Toll Road Revenue Bonds, Series
                      2005, 5.000%, 1/01/45 - FGIC Insured
            820    Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax     12/11 at 100.00           AAA          891,660
                      Revenue Bonds, Series 2001, 5.000%,
                      12/01/31 (Pre-refunded 12/01/11) - AMBAC Insured
          2,205    Harris County-Houston Sports Authority, Texas, Senior          No Opt. Call             A        1,191,869
                      Lien Revenue Refunding Bonds, Series 2001A, 0.000%,
                      11/15/20 - NPFG Insured
          3,130    Houston, Texas, Hotel Occupancy Tax and Special Revenue        No Opt. Call            A-          849,169
                      Bonds, Convention and Entertainment Project, Series
                      2001B, 0.000%, 9/01/30 - AMBAC Insured
          2,500    Jefferson County, Texas, Certificates of Obligation,         8/10 at 100.00           AAA        2,602,025
                      Series 2000, 6.000%, 8/01/25 (Pre-refunded 8/01/10) -
                      FSA Insured
         30,095    Leander Independent School District, Williamson and           8/12 at 27.94           AAA        7,275,165
                      Travis Counties, Texas, General Obligation Bonds,
                      Series 2004, 0.000%, 8/15/34
          9,345    Leander Independent School District, Williamson and           8/15 at 37.33           AA-        2,555,203
                      Travis Counties, Texas, General Obligation Bonds,
                      Series 2005, 0.000%, 8/15/33 - FGIC Insured
         33,160    Leander Independent School District, Williamson and           8/14 at 26.50           AAA        6,788,847
                      Travis Counties, Texas, General Obligation Bonds,
                      Series 2006, 0.000%, 8/15/38
          1,000    San Antonio, Texas, Water System Revenue Bonds, Series       5/15 at 100.00            AA          993,900
                      2005, 4.750%, 5/15/37 - NPFG Insured
          3,295    Tarrant County, Texas, Cultural & Educational Facilities     2/17 at 100.00           AA-        2,827,440
                      Financing Corporation, Revenue Bonds, Series 2007,
                      Residuals 1761, 16.864%, 2/15/36 (IF)
          7,000    White Settlement Independent School District, Tarrant         8/15 at 34.92           AAA        1,766,240
                      County, Texas, General Obligation Bonds, Series 2005,
                      0.000%, 8/15/35
                   Wylie Independent School District, Taylor County, Texas,
                   General Obligation Bonds, Series 2005:
          3,000       0.000%, 8/15/20                                            8/15 at 78.46           AAA        1,852,380
          3,000       0.000%, 8/15/22                                            8/15 at 70.77           AAA        1,648,710
------------------------------------------------------------------------------------------------------------------------------
        103,930    Total Texas                                                                                     35,142,086
------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 59

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   UTAH - 0.1% (0.1% OF TOTAL INVESTMENTS)
                   Utah Housing Finance Agency, Single Family Mortgage
                   Bonds, Series 1999C-2, Class II:
$           195       5.700%, 7/01/19 (Alternative Minimum Tax)                 1/10 at 101.50           Aaa   $      199,785
             60       5.750%, 7/01/21 (Alternative Minimum Tax)                 1/10 at 101.50            AA           60,040
             20    Utah Housing Finance Agency, Single Family Mortgage          1/10 at 101.00            AA           20,095
                      Bonds, Series 1999D, 5.850%, 7/01/21 (Alternative
                      Minimum Tax)
             10    Utah Housing Finance Agency, Single Family Mortgage          1/10 at 101.50           Aa3           10,160
                      Bonds, Series 1999F, 6.300%, 7/01/21 (Alternative
                      Minimum Tax)
            485    Utah Housing Finance Agency, Single Family Mortgage          7/10 at 100.00           AA-          488,177
                      Bonds, Series 2000F-2, Class III, 6.000%, 1/01/15
                      (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
            770    Total Utah                                                                                         778,257
------------------------------------------------------------------------------------------------------------------------------
                   VIRGINIA - 0.5% (0.3% OF TOTAL INVESTMENTS)
          3,000    Fairfax County Economic Development Authority, Virginia,    10/17 at 100.00           N/R        2,553,060
                      Residential Care Facilities Mortgage Revenue Bonds,
                      Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42
------------------------------------------------------------------------------------------------------------------------------
                   WASHINGTON - 11.0% (7.2% OF TOTAL INVESTMENTS)
          4,000    Energy Northwest, Washington, Electric Revenue Refunding     7/13 at 100.00           Aaa        4,457,520
                      Bonds, Nuclear Project 3, Series 2003A, 5.500%,
                      7/01/17 - SYNCORA GTY Insured
                   Port of Seattle, Washington, Special Facility Revenue
                   Bonds, Terminal 18, Series 1999B:
          1,755       6.000%, 9/01/15 - NPFG Insured (Alternative Minimum       3/10 at 101.00             A        1,782,852
                        Tax)
          2,590       6.000%, 9/01/16 - NPFG Insured (Alternative Minimum       3/10 at 101.00             A        2,628,617
                        Tax)
                   Port of Seattle, Washington, Special Facility Revenue
                   Bonds, Terminal 18, Series 1999C:
            875       6.000%, 9/01/15 - NPFG Insured (Alternative Minimum       3/10 at 101.00             A          888,886
                        Tax)
          1,260       6.000%, 9/01/16 - NPFG Insured (Alternative Minimum       3/10 at 101.00             A        1,278,787
                        Tax)
          4,820    Seattle, Washington, Municipal Light and Power Revenue       3/11 at 100.00           AAA        5,020,030
                      Refunding and Improvement Bonds, Series 2001, 5.500%,
                      3/01/19 - FSA Insured
          6,195    Washington State Tobacco Settlement Authority, Tobacco       6/13 at 100.00           BBB        6,271,756
                      Settlement Asset-Backed Revenue Bonds, Series 2002,
                      6.500%, 6/01/26
         11,605    Washington, Certificates of Participation, Washington        1/10 at 100.00            AA       11,641,904
                      Convention and Trade Center, Series 1999, 5.250%,
                      7/01/16 - NPFG Insured
          3,350    Washington, General Obligation Compound Interest Bonds,        No Opt. Call           AAA        2,486,940
                      Series 1999S-2, 0.000%, 1/01/18 - FSA Insured
                   Washington, General Obligation Compound Interest Bonds,
                   Series 1999S-3:
         17,650       0.000%, 1/01/20                                             No Opt. Call           AA+       11,751,547
         18,470       0.000%, 1/01/21                                             No Opt. Call           AA+       11,622,986
------------------------------------------------------------------------------------------------------------------------------
         72,570    Total Washington                                                                                59,831,825
------------------------------------------------------------------------------------------------------------------------------
                   WISCONSIN - 7.0% (4.6% OF TOTAL INVESTMENTS)
          1,390    Badger Tobacco Asset Securitization Corporation,             6/12 at 100.00           AAA        1,546,111
                      Wisconsin, Tobacco Settlement Asset-Backed Bonds,
                      Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)
          1,690    Green Bay, Wisconsin, Water System Revenue Bonds, Series    11/14 at 100.00       Aa3 (4)        1,943,348
                      2004, 5.000%, 11/01/29 (Pre-refunded 11/01/14) - FSA
                      Insured
            560    Green Bay, Wisconsin, Water System Revenue Bonds, Series    11/14 at 100.00           Aa3          577,220
                      2004, 5.000%, 11/01/29 - FSA Insured
          3,810    La Crosse, Wisconsin, Industrial Development Revenue        12/09 at 101.00            A3        3,898,316
                      Refunding Bonds, Dairyland Power Cooperative, Series
                      1997C, 5.550%, 2/01/15 - AMBAC Insured
          7,410    Wisconsin Health and Educational Facilities Authority,      11/16 at 100.00           Aa1        7,436,009
                      Revenue Bonds, Ascension Health, Series 2006A,
                      5.000%, 11/15/36
          4,330    Wisconsin Health and Educational Facilities Authority,       2/20 at 100.00           AA-        4,470,509
                      Revenue Bonds, Childrens Hospital of Wisconsin Inc.,
                      Series 2008B, 5.500%, 8/15/29
          4,380    Wisconsin Health and Educational Facilities Authority,      11/09 at 101.00             A        4,386,439
                      Revenue Bonds, Kenosha Hospital and Medical Center
                      Inc., Series 1999, 5.625%, 5/15/29

60 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   WISCONSIN (continued)
$        12,700    Wisconsin Health and Educational Facilities Authority,       2/10 at 101.00            A2   $   12,733,147
                      Revenue Bonds, Mercy Health System Corporation,
                      Series 1999, 5.500%, 8/15/25 - AMBAC Insured
          2,200    Wisconsin Health and Educational Facilities Authority,       8/13 at 100.00          BBB+        1,850,002
                      Revenue Bonds, Wheaton Franciscan Services Inc.,
                      Series 2003A, 5.125%, 8/15/33
------------------------------------------------------------------------------------------------------------------------------
         38,470    Total Wisconsin                                                                                 38,841,101
------------------------------------------------------------------------------------------------------------------------------
$     1,115,385    Total Municipal Bonds (cost $843,165,116)                                                      835,953,168
===============---------------------------------------------------------------------------------------------------------------

         SHARES    DESCRIPTION (1)                                                                                      VALUE
------------------------------------------------------------------------------------------------------------------------------
                   INVESTMENT COMPANIES - 0.1% (0.1% OF TOTAL INVESTMENTS)
          8,765    BlackRock MuniHoldings Fund Inc.                                                            $      128,495
         32,332    Morgan Stanley Quality Municipal Income Trust                                                      381,518
------------------------------------------------------------------------------------------------------------------------------
                   Total Investment Companies (cost $527,634)                                                         510,013
                   -----------------------------------------------------------------------------------------------------------
                   Total Investments (cost $843,692,750) - 153.3%                                                 836,463,181
                   -----------------------------------------------------------------------------------------------------------
                   Floating Rate Obligations - (9.5)%                                                             (51,605,000)
                   -----------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 4.2%                                                            22,475,969
                   -----------------------------------------------------------------------------------------------------------
                   Auction Rate Preferred Shares, at Liquidation Value - (48.0)% (5)                             (261,800,000)
                   -----------------------------------------------------------------------------------------------------------
                   Net Assets Applicable to Common Shares - 100%                                               $  545,534,150
                   ===========================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.3%

N/R   Not rated.

WI/DD Purchased on a when-issued or delayed delivery basis.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 61

NXZ | Nuveen Dividend Advantage Municipal Fund 2
    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   ALABAMA - 4.7% (3.2% OF TOTAL INVESTMENTS)
$        18,500    Huntsville Healthcare Authority, Alabama, Revenue Bonds,     6/11 at 101.00        A2 (4)   $   20,143,910
                      Series 2001A, 5.750%, 6/01/31 (Pre-refunded 6/01/11)
------------------------------------------------------------------------------------------------------------------------------
                   ALASKA - 0.3% (0.2% OF TOTAL INVESTMENTS)
          2,200    Northern Tobacco Securitization Corporation, Alaska,         6/14 at 100.00          Baa3        1,461,900
                      Tobacco Settlement Asset-Backed Bonds, Series 2006A,
                      5.000%, 6/01/46
------------------------------------------------------------------------------------------------------------------------------
                   ARIZONA - 0.7% (0.5% OF TOTAL INVESTMENTS)
          3,120    Phoenix, Arizona, Civic Improvement Corporation, Senior      7/12 at 100.00           AA-        3,107,458
                      Lien Airport Revenue Bonds, Series 2002B, 5.250%,
                      7/01/32 - FGIC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
                   ARKANSAS - 0.2% (0.2% OF TOTAL INVESTMENTS)
          1,015    Arkansas Development Finance Authority, Single Family        1/12 at 100.00           AAA        1,019,659
                      Mortgage Revenue Bonds, GNMA Mortgage-Backed
                      Securities Program, Series 2002C, 5.400%, 1/01/34
                      (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
                   CALIFORNIA - 12.2% (8.2% OF TOTAL INVESTMENTS)
          9,000    California County Tobacco Securitization Agency, Tobacco    12/18 at 100.00          Baa3        6,122,250
                      Settlement Asset-Backed Bonds, Los Angeles County
                      Securitization Corporation, Series 2006A, 0.000%,
                      6/01/36
          6,000    California Educational Facilities Authority, Revenue         6/11 at 101.00           AAA        6,227,640
                      Bonds, Stanford University, Series 2001Q, 5.250%,
                      12/01/32
          4,080    California Health Facilities Financing Authority,            4/16 at 100.00           AAA        4,131,204
                      Revenue Bonds, Kaiser Permanante System, Series 2006,
                      5.000%, 4/01/37 - BHAC Insured
                   Golden State Tobacco Securitization Corporation,
                   California, Enhanced Tobacco Settlement Asset-Backed
                   Bonds, Series 2007A-1:
          1,000       5.000%, 6/01/33                                           6/17 at 100.00           BBB          763,080
          1,000       5.125%, 6/01/47                                           6/17 at 100.00           BBB          664,390
          5,000    Golden State Tobacco Securitization Corporation,             6/13 at 100.00           AAA        5,850,950
                      California, Tobacco Settlement Asset-Backed Bonds,
                      Series 2003A-1, 6.750%, 6/01/39 (Pre-refunded 6/01/13)
         20,000    Golden State Tobacco Securitization Corporation,             6/15 at 100.00            A-       17,228,200
                      California, Tobacco Settlement Asset-Backed Revenue
                      Bonds, Series 2005A, 5.000%, 6/01/45 - FGIC Insured
          6,000    Los Angeles Regional Airports Improvement Corporation,      12/12 at 102.00            B-        5,744,280
                      California, Sublease Revenue Bonds, Los Angeles
                      International Airport, American Airlines Inc.
                      Terminal 4 Project, Series 2002C, 7.500%, 12/01/24
                      (Alternative Minimum Tax)
          5,000    San Jose, California, Airport Revenue Bonds, Series          3/17 at 100.00             A        5,120,950
                      2007A, 6.000%, 3/01/47 - AMBAC Insured (Alternative
                      Minimum Tax)
             80    Yuba County Water Agency, California, Yuba River             3/10 at 100.00          Baa3           77,855
                      Development Revenue Bonds, Pacific Gas and Electric
                      Company, Series 1966A, 4.000%, 3/01/16
------------------------------------------------------------------------------------------------------------------------------
         57,160    Total California                                                                                51,930,799
------------------------------------------------------------------------------------------------------------------------------
                   COLORADO - 10.1% (6.7% OF TOTAL INVESTMENTS)
          2,380    Colorado Educational and Cultural Facilities Authority,      8/11 at 100.00           AAA        2,645,322
                      Charter School Revenue Bonds, Peak-to-Peak Charter
                      School, Series 2001, 7.500%, 8/15/21 (Pre-refunded
                      8/15/11)
          3,300    Denver City and County, Colorado, Airport Revenue Bonds,    11/16 at 100.00            A+        3,382,566
                      Series 2006, 5.000%, 11/15/24 - FGIC Insured
          2,000    Denver City and County, Colorado, Airport System Revenue    11/10 at 100.00            A+        2,022,620
                      Refunding Bonds, Series 2000A, 6.000%, 11/15/18 -
                      AMBAC Insured (Alternative Minimum Tax)
                   Denver, Colorado, Airport Revenue Bonds, Series 2006:
          5,365       5.000%, 11/15/23 - FGIC Insured (UB)                     11/16 at 100.00            A+        5,531,798
          4,335       5.000%, 11/15/25 - FGIC Insured (UB)                     11/16 at 100.00            A+        4,422,524
         10,000    E-470 Public Highway Authority, Colorado, Senior Revenue      9/10 at 31.42           Aaa        3,122,500
                      Bonds, Series 2000B, 0.000%, 9/01/28 (Pre-refunded
                      9/01/10) - NPFG Insured
          1,280    Eagle County Air Terminal Corporation, Colorado, Airport     5/11 at 101.00           N/R        1,109,760
                      Terminal Revenue Bonds, Series 2001, 7.125%, 5/01/31
                      (Alternative Minimum Tax)
            755    Jefferson County School District R1, Colorado, General      12/14 at 100.00           AAA          810,213
                      Obligation Bonds, Series 2004, 5.000%, 12/15/22 - FSA
                      Insured (UB)

62 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   COLORADO (continued)
$         5,000    Northwest Parkway Public Highway Authority, Colorado,        6/11 at 102.00           AAA   $    5,449,600
                      Revenue Bonds, Senior Series 2001A, 5.250%, 6/15/41
                      (Pre-refunded 6/15/11) - FSA Insured
                   Northwest Parkway Public Highway Authority, Colorado,
                   Senior Lien Revenue Bonds, Series 2001B:
         22,000       0.000%, 6/15/28 (Pre-refunded 6/15/11) - FSA Insured       6/11 at 35.65           AAA        7,659,520
         17,650       0.000%, 6/15/29 (Pre-refunded 6/15/11) - AMBAC Insured     6/11 at 33.46       N/R (4)        5,766,255
          1,000    Plaza Metropolitan District 1, Lakewood, Colorado, Tax       6/14 at 101.00           N/R          981,320
                      Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25
------------------------------------------------------------------------------------------------------------------------------
         75,065    Total Colorado                                                                                  42,903,998
------------------------------------------------------------------------------------------------------------------------------
                   DISTRICT OF COLUMBIA - 1.3% (0.9% OF TOTAL INVESTMENTS)
            895    District of Columbia Tobacco Settlement Corporation,         5/11 at 101.00           BBB          897,255
                      Tobacco Settlement Asset-Backed Bonds, Series 2001,
                      6.250%, 5/15/24
          5,000    Washington Convention Center Authority, District of         10/16 at 100.00             A        4,627,600
                      Columbia, Senior Lien Dedicated Tax Revenue Bonds,
                      Series 2007A, 4.500%, 10/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------
          5,895    Total District of Columbia                                                                       5,524,855
------------------------------------------------------------------------------------------------------------------------------
                   FLORIDA - 4.3% (2.9% OF TOTAL INVESTMENTS)
         15,000    Jacksonville, Florida, Transportation Revenue Bonds,        10/11 at 100.00           AA-       15,324,750
                      Series 2001, 5.250%, 10/01/29 - NPFG Insured
          3,000    Miami-Dade County, Florida, Aviation Revenue Bonds,         10/12 at 100.00             A        2,974,470
                      Miami International Airport, Series 2002, 5.375%,
                      10/01/32 - FGIC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
         18,000    Total Florida                                                                                   18,299,220
------------------------------------------------------------------------------------------------------------------------------
                   HAWAII - 2.5% (1.6% OF TOTAL INVESTMENTS)
                   Honolulu Board of Water Supply, Hawaii, Water System
                   Revenue Bonds, Series 2001:
          3,000       5.250%, 7/01/26 (Pre-refunded 7/01/11) - FSA Insured      7/11 at 100.00           AAA        3,227,430
          6,725       5.250%, 7/01/31 (Pre-refunded 7/01/11) - FSA Insured      7/11 at 100.00           AAA        7,234,822
------------------------------------------------------------------------------------------------------------------------------
          9,725    Total Hawaii                                                                                    10,462,252
------------------------------------------------------------------------------------------------------------------------------
                   ILLINOIS - 13.5% (9.0% OF TOTAL INVESTMENTS)
          3,560    Chicago, Illinois, FHA/GNMA Collateralized Multifamily      12/11 at 100.00           AAA        3,600,335
                      Housing Revenue Bonds, Stone Terrace Apartments,
                      Series 2001A, 5.750%, 12/20/42 (Alternative Minimum
                      Tax)
            730    Chicago, Illinois, FNMA/GNMA Collateralized Single           4/11 at 105.00           AAA          760,083
                      Family Mortgage Revenue Bonds, Series 2001A, 6.250%,
                      10/01/32 (Alternative Minimum Tax)
          5,000    Chicago, Illinois, General Obligation Bonds, City              No Opt. Call           AA-        1,300,550
                      Colleges, Series 1999, 0.000%, 1/01/34 - FGIC Insured
          3,985    Chicago, Illinois, General Obligation Bonds, Series          1/11 at 101.00           AA-        4,026,165
                      2001A, 5.250%, 1/01/33 - NPFG Insured
          5,285    Chicago, Illinois, General Obligation Bonds, Series          1/11 at 101.00       AA- (4)        5,624,350
                      2001A, 5.250%, 1/01/33 (Pre-refunded 1/01/11) - NPFG
                      Insured
          3,180    Illinois Development Finance Authority, Revenue Bonds,      12/12 at 100.00       N/R (4)        3,636,712
                      Chicago Charter School Foundation, Series 2002A,
                      6.250%, 12/01/32 (Pre-refunded 12/01/12)
            910    Illinois Development Finance Authority, Revenue Bonds,       9/11 at 100.00          BBB+          906,406
                      Illinois Wesleyan University, Series 2001, 5.500%,
                      9/01/32 - AMBAC Insured
          4,090    Illinois Development Finance Authority, Revenue Bonds,       9/11 at 100.00      BBB+ (4)        4,415,687
                      Illinois Wesleyan University, Series 2001, 5.500%,
                      9/01/32 (Pre-refunded 9/01/11) - AMBAC Insured
          3,100    Illinois Development Finance Authority, Revenue Bonds,       5/11 at 101.00           AAA        3,365,856
                      Midwestern University, Series 2001B, 6.000%, 5/15/31
                      (Pre-refunded 5/15/11)
          9,450    Illinois Finance Authority, Revenue Bonds, Palos             5/17 at 100.00             A        8,279,618
                      Community Hospital, Series 2007A, 5.000%, 5/15/32 -
                      NPFG Insured
          2,500    Illinois Finance Authority, Revenue Bonds, Silver Cross      8/19 at 100.00           BBB        2,627,775
                      Hospital and Medical Centers, Series 2009, 6.875%,
                      8/15/38
          5,000    Illinois Health Facilities Authority, Revenue Bonds,         2/11 at 101.00           AAA        5,337,150
                      Edward Hospital Obligated Group, Series 2001B,
                      5.250%, 2/15/34 (Pre-refunded 2/15/11) - FSA Insured
          2,500    Illinois Housing Development Authority, Homeowner            2/16 at 100.00            AA        2,496,900
                      Mortgage Revenue Bonds, Series 2006C2, 5.050%,
                      8/01/27 (Alternative Minimum Tax)
          2,275    Illinois, Sales Tax Revenue Bonds, Series 2001, 5.500%,      6/11 at 100.00           AAA        2,429,973
                      6/15/16

                                                           Nuveen Investments 63

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   ILLINOIS (continued)
$         2,500    Kane & DeKalb Counties, Illinois, Community United             No Opt. Call            A3   $    1,195,250
                      School District 301, General Obligation Bonds, Series
                      2006, 0.000%, 12/01/23 - NPFG Insured
          4,980    Metropolitan Pier and Exposition Authority, Illinois,       12/09 at 100.00            A2        4,982,141
                      Revenue Refunding Bonds, McCormick Place Expansion
                      Project, Series 1996A, 5.250%, 6/15/27 - AMBAC Insured
            958    Montgomery, Illinois, Lakewood Creek Project Special         3/16 at 100.00          BBB-          803,819
                      Assessment Bonds, Series 2007, 4.700%, 3/01/30 - RAAI
                      Insured
          3,360    Northfield Township High School District 225, Cook           12/16 at 69.01           AAA        1,621,334
                      County, Illinois, Glenbrook, General Obligation
                      School Bonds, Series 2007B, 0.000%, 12/01/24
------------------------------------------------------------------------------------------------------------------------------
         63,363    Total Illinois                                                                                  57,410,104
------------------------------------------------------------------------------------------------------------------------------
                   INDIANA - 3.2% (2.2% OF TOTAL INVESTMENTS)
          2,000    Indiana Health Facility Financing Authority, Hospital        9/11 at 100.00           BBB        1,562,340
                      Revenue Bonds, Methodist Hospitals Inc., Series 2001,
                      5.500%, 9/15/31
          2,210    Indiana Health Facility Financing Authority, Hospital          No Opt. Call           AAA        2,524,284
                      Revenue Refunding Bonds, Columbus Regional Hospital,
                      Series 1993, 7.000%, 8/15/15 - FSA Insured
          4,000    Indiana Transportation Finance Authority, Highway            6/13 at 100.00           AAA        4,145,520
                      Revenue Bonds, Series 2003A, 5.000%, 6/01/23 - FSA
                      Insured
          6,100    St. Joseph County Hospital Authority, Indiana, Revenue       2/10 at 101.00           BB+        5,470,114
                      Bonds, Madison Center Inc., Series 1999, 5.800%,
                      2/15/24
------------------------------------------------------------------------------------------------------------------------------
         14,310    Total Indiana                                                                                   13,702,258
------------------------------------------------------------------------------------------------------------------------------
                   IOWA - 1.6% (0.9% OF TOTAL INVESTMENTS)
          1,000    Iowa Higher Education Loan Authority, Private College       10/12 at 100.00       N/R (4)        1,124,680
                      Facility Revenue Bonds, Wartburg College, Series
                      2002, 5.500%, 10/01/28 (Pre-refunded 10/01/12) - ACA
                      Insured
          6,340    Iowa Tobacco Settlement Authority, Tobacco Asset-Backed      6/17 at 100.00           BBB        5,463,812
                      Revenue Bonds, Series 2005B, 5.600%, 6/01/34
------------------------------------------------------------------------------------------------------------------------------
          7,340    Total Iowa                                                                                       6,588,492
------------------------------------------------------------------------------------------------------------------------------
                   KANSAS - 4.0% (2.7% OF TOTAL INVESTMENTS)
         17,000    Wichita, Kansas, Hospital Facilities Revenue Refunding      11/11 at 101.00            A+       17,152,320
                      and Improvement Bonds, Via Christi Health System
                      Inc., Series 2001-III, 5.625%, 11/15/31
------------------------------------------------------------------------------------------------------------------------------
                   KENTUCKY - 0.2% (0.1% OF TOTAL INVESTMENTS)
          1,000    Kentucky Economic Development Finance Authority,             6/18 at 100.00           AAA        1,062,610
                      Louisville Arena Project Revenue Bonds, Louisville
                      Arena Authority, Inc., Series 2008A-1, 6.000%,
                      12/01/38 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------
                   LOUISIANA - 4.9% (3.3% OF TOTAL INVESTMENTS)
          3,960    Louisiana State, Gasoline and Fuels Tax Revenue Bonds,       5/16 at 100.00            AA        3,713,094
                      Series 2006A, 4.500%, 5/01/41 - FGIC Insured (UB)
         18,825    Tobacco Settlement Financing Corporation, Louisiana,         5/11 at 101.00           BBB       17,037,566
                      Tobacco Settlement Asset-Backed Bonds, Series 2001B,
                      5.875%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------
         22,785    Total Louisiana                                                                                 20,750,660
------------------------------------------------------------------------------------------------------------------------------
                   MASSACHUSETTS - 3.5% (2.4% OF TOTAL INVESTMENTS)
         15,880    Massachusetts Turnpike Authority, Metropolitan Highway       1/10 at 100.00             A       14,979,128
                      System Revenue Bonds, Senior Series 1997A, 5.000%,
                      1/01/37 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------
                   MICHIGAN - 11.7% (7.8% OF TOTAL INVESTMENTS)
                   Detroit, Michigan, Senior Lien Water Supply System
                   Revenue Bonds, Series 2001A:
         20,000       5.500%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured     7/11 at 101.00         A (4)       21,744,000
         15,390       5.250%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured     7/11 at 100.00        A+ (4)       16,391,735
          4,000    Michigan Municipal Bond Authority, Public School Academy     4/10 at 102.00           Ba1        3,764,560
                      Revenue Bonds, Detroit Academy of Arts and Sciences
                      Charter School, Series 2001A, 8.000%, 10/01/31
          2,000    Michigan State Hospital Finance Authority, Hospital          2/10 at 100.00           BB-        1,775,940
                      Revenue Bonds, Detroit Medical Center Obligated
                      Group, Series 1998A, 5.125%, 8/15/18

64 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   MICHIGAN (continued)
                   Michigan State Hospital Finance Authority, Revenue
                   Refunding Bonds, Detroit Medical Center Obligated
                   Group, Series 1993A:
$         2,000       6.250%, 8/15/13                                           2/10 at 100.00           BB-   $    1,999,920
          4,000       6.500%, 8/15/18                                           2/10 at 100.00           BB-        3,910,720
------------------------------------------------------------------------------------------------------------------------------
         47,390    Total Michigan                                                                                  49,586,875
------------------------------------------------------------------------------------------------------------------------------
                   MINNESOTA - 4.8% (3.2% OF TOTAL INVESTMENTS)
          5,000    City of Minneapolis, Minnesota, Health Care System          11/18 at 100.00           AAA        5,644,850
                      Revenue Bonds, Fairview Health Services, Series
                      2008B, 6.500%, 11/15/38 - AGC Insured
         14,000    Minneapolis-St. Paul Metropolitan Airports Commission,       1/11 at 100.00           AAA       14,770,140
                      Minnesota, Airport Revenue Bonds, Series 2001A,
                      5.250%, 1/01/32 (Pre-refunded 1/01/11) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------
         19,000    Total Minnesota                                                                                 20,414,990
------------------------------------------------------------------------------------------------------------------------------
                   MONTANA - 0.6% (0.4% OF TOTAL INVESTMENTS)
          2,345    Montana Board of Housing, Single Family Program Bonds,      12/10 at 100.00           AA+        2,357,100
                      Series 2001A-2, 5.700%, 6/01/32 (Alternative Minimum
                      Tax)
------------------------------------------------------------------------------------------------------------------------------
                   NEVADA - 1.6% (1.1% OF TOTAL INVESTMENTS)
         12,275    Director of Nevada State Department of Business and          1/10 at 100.00          Caa2        2,516,498
                      Industry, Revenue Bonds, Las Vegas Monorail Project,
                      First Tier, Series 2000, 5.375%, 1/01/40 - AMBAC
                      Insured
          3,500    Director of Nevada State Department of Business and          1/10 at 102.00           N/R           31,500
                      Industry, Revenue Bonds, Las Vegas Monorail Project,
                      Second Tier, Series 2000, 7.375%, 1/01/40 (6)
          2,000    Henderson, Nevada, Healthcare Facility Revenue Refunding     7/17 at 100.00           AAA        2,311,400
                      Bonds, Catholic Healthcare West, Series 2007B, Trust
                      2633, 18.647%, 7/01/31 - BHAC Insured (IF)
          1,750    Reno, Nevada, Health Facilities Revenue Bonds, Catholic      7/17 at 100.00           AAA        1,882,195
                      Healthcare West, Trust 2634, 18.374%, 7/01/31 - BHAC
                      Insured (IF)
------------------------------------------------------------------------------------------------------------------------------
         19,525    Total Nevada                                                                                     6,741,593
------------------------------------------------------------------------------------------------------------------------------
                   NEW HAMPSHIRE - 2.2% (1.5% OF TOTAL INVESTMENTS)
          8,000    New Hampshire Business Finance Authority, Pollution          4/10 at 101.50          Baa1        8,123,120
                      Control Remarketed Revenue Refunding Bonds,
                      Connecticut Light and Power Company, Series 1992A,
                      5.850%, 12/01/22
          1,160    New Hampshire Housing Finance Authority, Single Family       5/11 at 100.00           Aa2        1,168,967
                      Mortgage Acquisition Bonds, Series 2001A, 5.700%,
                      1/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
          9,160    Total New Hampshire                                                                              9,292,087
------------------------------------------------------------------------------------------------------------------------------
                   NEW JERSEY - 2.5% (1.7% OF TOTAL INVESTMENTS)
          3,995    New Jersey Economic Development Authority, Special          11/10 at 101.00             B        3,733,168
                      Facilities Revenue Bonds, Continental Airlines Inc.,
                      Series 2000, 7.000%, 11/15/30 (Alternative Minimum
                      Tax)
            350    Tobacco Settlement Financing Corporation, New Jersey,        6/12 at 100.00           AAA          380,492
                      Tobacco Settlement Asset-Backed Bonds, Series 2002,
                      5.750%, 6/01/32 (Pre-refunded 6/01/12)
                   Tobacco Settlement Financing Corporation, New Jersey,
                   Tobacco Settlement Asset-Backed Bonds, Series 2003:
          2,200       6.375%, 6/01/32 (Pre-refunded 6/01/13)                    6/13 at 100.00           AAA        2,494,096
            425       6.750%, 6/01/39 (Pre-refunded 6/01/13)                    6/13 at 100.00           AAA          500,897
          3,085       6.250%, 6/01/43 (Pre-refunded 6/01/13)                    6/13 at 100.00           AAA        3,596,462
------------------------------------------------------------------------------------------------------------------------------
         10,055    Total New Jersey                                                                                10,705,115
------------------------------------------------------------------------------------------------------------------------------
                   NEW MEXICO - 5.9% (3.9% OF TOTAL INVESTMENTS)
                   New Mexico Hospital Equipment Loan Council, Hospital
                   Revenue Bonds, Presbyterian Healthcare Services, Series
                   2001A:
         12,000       5.500%, 8/01/25 (Pre-refunded 8/01/11)                    8/11 at 101.00       AA- (4)       13,085,760
         10,800       5.500%, 8/01/30 (Pre-refunded 8/01/11)                    8/11 at 101.00       AA- (4)       11,777,184
------------------------------------------------------------------------------------------------------------------------------
         22,800    Total New Mexico                                                                                24,862,944
------------------------------------------------------------------------------------------------------------------------------
                   NEW YORK - 9.6% (6.4% OF TOTAL INVESTMENTS)
          1,300    Dormitory Authority of the State of New York, Revenue        7/10 at 101.00            A2        1,332,188
                      Bonds, Mount Sinai NYU Health Obligated Group, Series
                      2000A, 6.625%, 7/01/19
          3,600    Dormitory Authority of the State of New York, Revenue        7/10 at 101.00        A2 (4)        3,767,328
                      Bonds, Mount Sinai NYU Health Obligated Group, Series
                      2000A, 6.625%, 7/01/19 (Pre-refunded 7/01/10)

                                                           Nuveen Investments 65

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   NEW YORK (continued)
$         6,000    Long Island Power Authority, New York, Electric System       5/11 at 100.00           AAA   $    6,433,440
                      General Revenue Bonds, Series 2001L, 5.375%, 5/01/33
                      (Pre-refunded 5/01/11)
         12,800    Metropolitan Transportation Authority, New York,            11/16 at 100.00           AAA       12,080,384
                      Transportation Revenue Bonds, Series 2006B, 4.500%,
                      11/15/32 - FSA Insured (UB)
          5,000    New York City Industrial Development Agency, New York,       8/12 at 101.00            B-        5,090,300
                      Special Facilities Revenue Bonds, JFK Airport -
                      American Airlines Inc., Series 2002B, 8.500%, 8/01/28
                      (Alternative Minimum Tax)
         12,000    New York City Municipal Water Finance Authority, New         6/11 at 101.00           AAA       12,174,240
                      York, Water and Sewerage System Revenue Bonds, Series
                      2001C, 5.125%, 6/15/33 (UB)
------------------------------------------------------------------------------------------------------------------------------
         40,700    Total New York                                                                                  40,877,880
------------------------------------------------------------------------------------------------------------------------------
                   NORTH CAROLINA - 1.7% (1.1% OF TOTAL INVESTMENTS)
          2,950    North Carolina Capital Facilities Financing Agency,          4/13 at 100.00           N/R        2,541,543
                      Revenue Bonds, Johnson and Wales University, Series
                      2003A, 5.000%, 4/01/33 - SYNCORA GTY Insured
          4,500    North Carolina Eastern Municipal Power Agency, Power         1/10 at 101.00            A-        4,585,140
                      System Revenue Refunding Bonds, Series 1999B, 5.600%,
                      1/01/15
------------------------------------------------------------------------------------------------------------------------------
          7,450    Total North Carolina                                                                             7,126,683
------------------------------------------------------------------------------------------------------------------------------
                   NORTH DAKOTA - 0.4% (0.3% OF TOTAL INVESTMENTS)
          1,635    North Dakota Housing Finance Agency, Home Mortgage           7/10 at 100.00           Aa1        1,668,599
                      Finance Program Refunding Bonds, Series 2001A,
                      5.550%, 1/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
                   OHIO - 2.2% (1.4% OF TOTAL INVESTMENTS) Buckeye Tobacco
                   Settlement Financing Authority, Ohio, Tobacco Settlement
                   Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
         10,000       5.750%, 6/01/34                                           6/17 at 100.00           BBB        8,409,500
          1,000       5.875%, 6/01/47                                           6/17 at 100.00           BBB          740,920
------------------------------------------------------------------------------------------------------------------------------
         11,000    Total Ohio                                                                                       9,150,420
------------------------------------------------------------------------------------------------------------------------------
                   OREGON - 3.1% (2.1% OF TOTAL INVESTMENTS)
          8,000    Clackamas County Hospital Facility Authority, Oregon,        5/11 at 101.00            A+        8,198,640
                      Revenue Refunding Bonds, Legacy Health System, Series
                      2001, 5.250%, 5/01/21
          5,000    Oregon Department of Administrative Services,                5/11 at 101.00           AA-        5,104,800
                      Certificates of Participation, Series 2001D, 5.000%,
                      5/01/26 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------
         13,000    Total Oregon                                                                                    13,303,440
------------------------------------------------------------------------------------------------------------------------------
                   PENNSYLVANIA - 3.4% (2.3% OF TOTAL INVESTMENTS)
          5,000    Allegheny County Hospital Development Authority,            11/10 at 102.00           AAA        5,556,550
                      Pennsylvania, Revenue Bonds, West Penn Allegheny
                      Health System, Series 2000B, 9.250%, 11/15/30
                      (Pre-refunded 11/15/10)
            585    Carbon County Industrial Development Authority,                No Opt. Call          BBB-          591,014
                      Pennsylvania, Resource Recovery Revenue Refunding
                      Bonds, Panther Creek Partners Project, Series 2000,
                      6.650%, 5/01/10 (Alternative Minimum Tax)
          8,000    Pennsylvania Higher Educational Facilities Authority,        1/11 at 101.00           Aa3        8,259,680
                      Revenue Bonds, UPMC Health System, Series 2001A,
                      6.000%, 1/15/31
------------------------------------------------------------------------------------------------------------------------------
         13,585    Total Pennsylvania                                                                              14,407,244
------------------------------------------------------------------------------------------------------------------------------
                   PUERTO RICO - 0.6% (0.3% OF TOTAL INVESTMENTS)
          2,500    Puerto Rico Sales Tax Financing Corporation, Sales Tax       8/19 at 100.00            A+        2,625,875
                      Revenue Bonds, First Subordinate Series 2009A,
                      6.000%, 8/01/42
------------------------------------------------------------------------------------------------------------------------------
                   TEXAS - 26.5% (17.7% OF TOTAL INVESTMENTS)
          7,500    Austin, Texas, Electric Utility System Revenue Refunding    11/10 at 100.00           AAA        7,527,750
                      Bonds, Series 2001, 5.000%, 11/15/30 - FSA Insured
         10,000    Central Texas Regional Mobility Authority, Travis and        1/15 at 100.00             A        8,528,100
                      Williamson Counties, Toll Road Revenue Bonds, Series
                      2005, 5.000%, 1/01/45 - FGIC Insured

66 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   TEXAS (continued)
                   Dallas-Fort Worth International Airport Public Facility
                   Corporation, Texas, Airport Hotel Revenue Bonds, Series
                   2001:
$        15,000       5.250%, 1/15/26 - FSA Insured                             1/10 at 100.00           AAA   $   15,007,200
          1,750       5.200%, 1/15/31 - FSA Insured                             1/10 at 100.00           AAA        1,750,350
          6,000    Decatur Hospital Authority, Texas, Revenue Bonds, Wise       9/14 at 100.00           N/R        5,841,420
                      Regional Health System, Series 2004A, 7.125%, 9/01/34
         10,000    Gulf Coast Industrial Development Authority, Texas,          4/12 at 100.00           Ba1       10,099,900
                      Solid Waste Disposal Revenue Bonds, Citgo Petroleum
                      Corporation Project, Series 1998, 8.000%, 4/01/28
                      (Alternative Minimum Tax)
          1,500    Harris County-Houston Sports Authority, Texas, Junior        11/31 at 69.08             A          183,720
                      Lien Revenue Bonds, Series 2001H, 0.000%, 11/15/37 -
                      NPFG Insured
         30,980    Harris County-Houston Sports Authority, Texas, Junior       11/11 at 100.00             A       28,151,837
                      Lien Revenue Refunding Bonds, Series 2001B, 5.250%,
                      11/15/40 - NPFG Insured
         40,000    Harris County-Houston Sports Authority, Texas, Senior        11/30 at 54.04             A        4,167,200
                      Lien Revenue Refunding Bonds, Series 2001A, 0.000%,
                      11/15/40 - NPFG Insured
          3,965    Harris County-Houston Sports Authority, Texas, Third         11/24 at 52.47             A          569,810
                      Lien Revenue Bonds, Series 2004-A3., 0.000%,
                      11/15/35 - NPFG Insured
                   Hays Consolidated Independent School District, Hays
                   County, Texas, General Obligation School Building Bonds,
                   Series 2001:
         10,715       0.000%, 8/15/25 (Pre-refunded 8/15/11)                     8/11 at 43.18           AAA        4,550,554
         12,940       0.000%, 8/15/26 (Pre-refunded 8/15/11)                     8/11 at 40.60           AAA        5,167,978
                   Houston, Texas, Hotel Occupancy Tax and Special Revenue
                   Bonds, Convention and Entertainment Project, Series
                   2001B:
          5,000       0.000%, 9/01/30 - AMBAC Insured                             No Opt. Call            A-        1,356,500
          5,540       0.000%, 9/01/31 - AMBAC Insured                             No Opt. Call            A-        1,390,984
          5,000    Metro Health Facilities Development Corporation, Texas,      1/11 at 100.00           Ba3        4,731,250
                      Hospital Revenue Bonds, Wilson N. Jones Memorial
                      Hospital, Series 2001, 7.250%, 1/01/31
          3,295    Tarrant County, Texas, Cultural & Educational Facilities     2/17 at 100.00           AA-        2,827,440
                      Financing Corporation, Revenue Bonds, Series 2007,
                      Residuals 1760-3, 16.864%, 2/15/36 (IF)
         10,500    Texas, General Obligation Bonds, Water Financial             8/11 at 100.00           AA+       10,881,676
                      Assistance Program, Series 2001, 5.250%, 8/01/35
------------------------------------------------------------------------------------------------------------------------------
        179,685    Total Texas                                                                                    112,733,669
------------------------------------------------------------------------------------------------------------------------------
                   WASHINGTON - 4.2% (2.8% OF TOTAL INVESTMENTS)
          7,250    Seattle, Washington, Municipal Light and Power Revenue       3/11 at 100.00           AAA        7,379,340
                      Refunding and Improvement Bonds, Series 2001, 5.125%,
                      3/01/26 - FSA Insured
          7,500    Washington State Healthcare Facilities Authority,           10/11 at 100.00            AA        7,567,727
                      Revenue Bonds, Sisters of Providence Health System,
                      Series 2001A, 5.250%, 10/01/21 - NPFG Insured
            840    Washington State Tobacco Settlement Authority, Tobacco       6/13 at 100.00           BBB          850,409
                      Settlement Asset-Backed Revenue Bonds, Series 2002,
                      6.500%, 6/01/26
          2,100    Washington, Certificates of Participation, Washington        1/10 at 100.00            AA        2,106,406
                      Convention and Trade Center, Series 1999, 5.125%,
                      7/01/13 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------
         17,690    Total Washington                                                                                17,903,882
------------------------------------------------------------------------------------------------------------------------------
                   WEST VIRGINIA - 1.2% (0.8% OF TOTAL INVESTMENTS)
          5,000    Mason County, West Virginia, Pollution Control Revenue      10/11 at 100.00           BBB        5,045,000
                      Bonds, Appalachian Power Company, Series 2003L,
                      5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 67

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   WISCONSIN - 0.3% (0.2% OF TOTAL INVESTMENTS)
$         1,000    Wisconsin Health and Educational Facilities Authority,       5/12 at 100.00       N/R (4)   $    1,145,430
                      Revenue Bonds, Divine Savior Healthcare, Series
                      2002A, 7.375%, 5/01/26 (Pre-refunded 5/01/12)
------------------------------------------------------------------------------------------------------------------------------
$       755,878    Total Investments (cost $627,295,004) - 149.7%                                                 636,448,449
===============---------------------------------------------------------------------------------------------------------------
                   Floating Rate Obligations - (6.3)%                                                             (26,661,650)
                   -----------------------------------------------------------------------------------------------------------
                   Variable Rate Demand Preferred Shares, at Liquidation  Value - (46.1)% (5)                    (196,000,000)
                   -----------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 2.7%                                                            11,466,648
                   -----------------------------------------------------------------------------------------------------------
                   Net Assets Applicable to Common Shares - 100%                                               $  425,253,447
                   ===========================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.8%

(6) The Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

N/R   Not rated.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

68 Nuveen Investments

NZF | Nuveen Dividend Advantage Municipal Fund 3
    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   MUNICIPAL BONDS - 150.7% (99.3% OF TOTAL INVESTMENTS)
                   ALABAMA - 1.7% (1.1% OF TOTAL INVESTMENTS)
$         3,500    Alabama Special Care Facilities Financing Authority,        11/16 at 100.00           Aa1   $    3,514,350
                      Revenue Bonds, Ascension Health, Series 2006C-2,
                      5.000%, 11/15/36 (UB)
          5,655    Alabama State Port Authority, Revenue Bonds, State Docks    10/11 at 100.00         A (4)        6,084,328
                      Department Facilities, Series 2001, 5.250%, 10/01/26
                      (Pre-refunded 10/01/11) - AMBAC Insured (Alternative
                      Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
          9,155    Total Alabama                                                                                    9,598,678
------------------------------------------------------------------------------------------------------------------------------
                   ALASKA - 0.1% (0.1% OF TOTAL INVESTMENTS)
          1,000    Northern Tobacco Securitization Corporation, Alaska,         6/14 at 100.00          Baa3          664,500
                      Tobacco Settlement Asset-Backed Bonds, Series 2006A,
                      5.000%, 6/01/46
------------------------------------------------------------------------------------------------------------------------------
                   ARIZONA - 1.0% (0.7% OF TOTAL INVESTMENTS)
          3,390    Arizona State Transportation Board, Highway Revenue          7/18 at 100.00           AAA        3,807,038
                      Bonds, Series 2006, Trust 3151, 13.299%, 7/01/33 (IF)
          2,200    Salt Verde Financial Corporation, Arizona, Senior Gas          No Opt. Call             A        1,881,770
                      Revenue Bonds, Series 2007, 5.000%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------
          5,590    Total Arizona                                                                                    5,688,808
------------------------------------------------------------------------------------------------------------------------------
                   ARKANSAS - 0.6% (0.4% OF TOTAL INVESTMENTS)
                   Sebastian County Health Facilities Board, Arkansas,
                   Hospital Revenue Improvement Bonds, Sparks Regional
                   Medical Center, Series 2001A:
          1,805       5.500%, 11/01/13                                         11/11 at 101.00          Caa1        1,683,307
          1,900       5.500%, 11/01/14                                         11/11 at 101.00          Caa1        1,726,929
------------------------------------------------------------------------------------------------------------------------------
          3,705    Total Arkansas                                                                                   3,410,236
------------------------------------------------------------------------------------------------------------------------------
                   CALIFORNIA - 13.5% (8.9% OF TOTAL INVESTMENTS)
                   California Health Facilities Financing Authority,
                   Health Facility Revenue Bonds, Adventist Health
                   System/West, Series 2003A:
            855       5.000%, 3/01/28                                           3/13 at 100.00             A          826,058
            140       5.000%, 3/01/33                                           3/13 at 100.00             A          129,983
          3,400    California Health Facilities Financing Authority,           10/19 at 100.00            AA        3,451,782
                      Revenue Bonds, Providence Health & Services, Series
                      2009B, 5.500%, 10/01/39
          2,900    California Health Facilities Financing Authority,           11/16 at 100.00           Aa3        2,684,327
                      Revenue Bonds, Sutter Health, Series 2007C, 5.000%,
                      11/15/42 (UB)
          5,000    California Infrastructure Economic Development Bank,         8/11 at 102.00            A+        5,033,150
                      Revenue Bonds, Kaiser Hospital Assistance LLC, Series
                      2001A, 5.550%, 8/01/31
          5,355    California Statewide Community Development Authority,        5/18 at 100.00           Aa3        5,672,873
                      Revenue Bonds, Sutter Health, Tender Option Bond
                      Trust 3175, 13.438%, 11/15/48 (IF)
         18,850    California, General Obligation Veterans Welfare Bonds,      12/09 at 100.00           AA-       18,677,146
                      Series 2001BZ, 5.350%, 12/01/21 - NPFG Insured
                      (Alternative Minimum Tax)
         11,865    Golden State Tobacco Securitization Corporation,             6/17 at 100.00           BBB        7,882,987
                      California, Enhanced Tobacco Settlement Asset-Backed
                      Bonds, Series 2007A-1, 5.125%, 6/01/47
                   Los Angeles Regional Airports Improvement Corporation,
                   California, Lease Revenue Refunding Bonds, LAXFUEL
                   Corporation at Los Angeles International Airport,
                   Series 2001:
         13,955       5.750%, 1/01/16 - AMBAC Insured (Alternative Minimum      1/12 at 100.00            A-       14,281,687
                        Tax)
          5,000       5.375%, 1/01/21 - AMBAC Insured (Alternative Minimum      1/12 at 100.00            A-        5,001,100
                        Tax)
          1,500       5.250%, 1/01/23 - AMBAC Insured (Alternative Minimum      1/12 at 100.00            A-        1,447,365
                        Tax)
         10,000       5.500%, 1/01/32 - AMBAC Insured (Alternative Minimum      1/12 at 100.00            A-        9,749,200
                        Tax)
         10,000    San Joaquin Hills Transportation Corridor Agency, Orange       No Opt. Call             A        1,558,000
                      County, California, Toll Road Revenue Refunding
                      Bonds, Series 1997A, 0.000%, 1/15/35 - NPFG Insured
          3,000    San Mateo County Community College District, California,       No Opt. Call           Aa1          951,480
                      General Obligation Bonds, Series 2006C, 0.000%,
                      9/01/30 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------
         91,820    Total California                                                                                77,347,138
------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 69

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   COLORADO - 6.6% (4.4% OF TOTAL INVESTMENTS)
$         2,250    Canterberry Crossing Metropolitan District II, Parker,      12/12 at 100.00       N/R (4)   $    2,598,278
                      Colorado, Limited Tax General Obligation Bonds,
                      Series 2002, 7.375%, 12/01/32 (Pre-refunded 12/01/12)
          1,565    Colorado Educational and Cultural Facilities Authority,      3/13 at 100.00       N/R (4)        1,827,122
                      Charter School Revenue Bonds, Belle Creek Education
                      Center, Series 2002A, 7.625%, 3/15/32 (Pre-refunded
                      3/15/13)
          3,085    Colorado Educational and Cultural Facilities Authority,      3/10 at 102.00       N/R (4)        3,218,241
                      Charter School Revenue Bonds, Montessori Peaks
                      Building Foundation, Series 2002A, 8.000%, 5/01/32
                      (Pre-refunded 3/01/10)
          1,775    Colorado Educational and Cultural Facilities Authority,      6/11 at 100.00       Ba1 (4)        1,957,009
                      Charter School Revenue Bonds, Weld County School
                      District 6 - Frontier Academy, Series 2001, 7.375%,
                      6/01/31 (Pre-refunded 6/01/11)
          3,345    Colorado Educational and Cultural Facilities Authority,      5/16 at 102.00           N/R        2,754,975
                      Revenue Bonds, Montessori Peaks Academy, Series 2006,
                      5.400%, 5/01/26
          3,380    Colorado Housing Finance Authority, Multifamily Project     10/11 at 100.00           AAA        3,399,976
                      Bonds, Class I, Series 2001A-1, 5.500%, 4/01/31
                      (Alternative Minimum Tax)
          5,000    Compark Business Campus Metropolitan District, Colorado,    12/17 at 100.00          BBB-        4,292,850
                      General Obligation Limited Tax Bonds, Series 2007,
                      5.600%, 12/01/34 - RAAI Insured
          3,300    Denver City and County, Colorado, Airport Revenue Bonds,    11/16 at 100.00            A+        3,382,566
                      Series 2006, 5.000%, 11/15/24 - FGIC Insured
          2,000    Denver City and County, Colorado, Airport System Revenue    11/11 at 100.00            A+        2,041,480
                      Refunding Bonds, Series 2001A, 5.500%, 11/15/16 -
                      FGIC Insured (Alternative Minimum Tax)
                   Denver, Colorado, Airport Revenue Bonds, Series 2006:
          5,365       5.000%, 11/15/23 - FGIC Insured (UB)                     11/16 at 100.00            A+        5,531,798
          4,335       5.000%, 11/15/25 - FGIC Insured (UB)                     11/16 at 100.00            A+        4,422,524
          2,000    Maher Ranch Metropolitan District 4, Colorado, General      12/17 at 100.00          BBB-        1,661,260
                      Obligation Limited Tax Bonds, Series 2007, 5.250%,
                      12/01/36 - RAAI Insured
          1,000    Plaza Metropolitan District 1, Lakewood, Colorado, Tax       6/14 at 101.00           N/R          981,320
                      Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25
------------------------------------------------------------------------------------------------------------------------------
         38,400    Total Colorado                                                                                  38,069,399
------------------------------------------------------------------------------------------------------------------------------
                   DELAWARE - 0.3% (0.2% OF TOTAL INVESTMENTS)
          1,535    Delaware Housing Authority, Multifamily Mortgage Revenue     7/12 at 100.00           Aa3        1,580,651
                      Bonds, Series 2001A, 5.400%, 7/01/24
------------------------------------------------------------------------------------------------------------------------------
                   DISTRICT OF COLUMBIA - 1.0% (0.7% OF TOTAL INVESTMENTS)
          1,375    District of Columbia, Revenue Bonds, Catholic University     4/10 at 101.00             A        1,389,314
                      of America, Series 1999, 5.625%, 10/01/29 - AMBAC
                      Insured
          1,335    Washington Convention Center Authority, District of         10/16 at 100.00           AAA        1,239,401
                      Columbia, Senior Lien Dedicated Tax Revenue Bonds,
                      Series 2007, Residuals 1606, 11.582%, 10/01/30 -
                      AMBAC Insured (IF)
          3,335    Washington DC Convention Center Authority, Dedicated Tax    10/16 at 100.00           AAA        3,096,181
                      Revenue Bonds, Residual Series 1730, 1731, 1736,
                      11.538%, 10/01/30 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------
          6,045    Total District of Columbia                                                                       5,724,896
------------------------------------------------------------------------------------------------------------------------------
                   FLORIDA - 2.1% (1.4% OF TOTAL INVESTMENTS)
                   Orange County Housing Finance Authority, Florida,
                   Multifamily Housing Revenue Bonds, Oak Glen Apartments,
                   Series 2001G:
          1,105       5.400%, 12/01/32 - FSA Insured                           12/11 at 100.00           AAA        1,109,265
          2,195       5.450%, 12/01/41 - FSA Insured                           12/11 at 100.00           AAA        2,199,171
          2,775    Pace Property Finance Authority Inc., Florida, Utility       3/10 at 100.00           N/R        2,783,186
                      System Improvement and Revenue Refunding Bonds,
                      Series 1997, 5.250%, 9/01/17 - AMBAC Insured
          5,455    South Miami Health Facilities Authority, Florida,            8/17 at 100.00           AA-        5,120,881
                      Hospital Revenue, Baptist Health System Obligation
                      Group, Series 2007, 5.000%, 8/15/42 (UB)
          1,000    Tolomato Community Development District, Florida,            5/18 at 100.00           N/R          766,610
                      Special Assessment Bonds, Series 2007, 6.650%, 5/01/40
------------------------------------------------------------------------------------------------------------------------------
         12,530    Total Florida                                                                                   11,979,113
------------------------------------------------------------------------------------------------------------------------------
                   GEORGIA - 2.4% (1.6% OF TOTAL INVESTMENTS)
          5,000    Atlanta, Georgia, Airport General Revenue Bonds, Series      1/10 at 101.00            A+        5,002,100
                      2000B, 5.625%, 1/01/30 - FGIC Insured (Alternative
                      Minimum Tax)
          2,700    Atlanta, Georgia, Tax Allocation Bonds, Atlantic Station    12/11 at 101.00           AAA        3,122,766
                      Project, Series 2001, 7.900%, 12/01/24 (Pre-refunded
                      12/01/11)

70 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   GEORGIA (continued)
$         2,000    Fulton County Residential Care Facilities Authority,         7/17 at 100.00           N/R   $    1,302,960
                      Georgia, Revenue Bonds, Elderly Care, Lenbrook Square
                      Project, Series 2006A, 5.125%, 7/01/42
          3,740    Gainesville and Hall County Hospital Authority, Georgia,     5/11 at 100.00       N/R (4)        4,004,942
                      Revenue Anticipation Certificates, Northeast Georgia
                      Health Services Inc., Series 2001, 5.500%, 5/15/31
                      (Pre-refunded 5/15/11)
            500    Gainesville Redevelopment Authority, Georgia,                3/17 at 100.00           N/R          312,020
                      Educational Facilities Revenue Bonds, Riverside
                      Military Academy Project, Series 2007, 5.125%, 3/01/37
------------------------------------------------------------------------------------------------------------------------------
         13,940    Total Georgia                                                                                   13,744,788
------------------------------------------------------------------------------------------------------------------------------
                   ILLINOIS - 15.2% (10.0% OF TOTAL INVESTMENTS)
          8,375    Chicago, Illinois, Revenue Bonds, Midway Airport, Series     1/11 at 101.00           AAA        8,516,286
                      2001A, 5.500%, 1/01/19 - FSA Insured (Alternative
                      Minimum Tax)
          4,950    Chicago, Illinois, Second Lien Passenger Facility Charge     1/11 at 101.00            A1        4,683,096
                      Revenue Bonds, O'Hare International Airport, Series
                      2001A, 5.375%, 1/01/32 - AMBAC Insured (Alternative
                      Minimum Tax)
          2,220    Chicago, Illinois, Second Lien Wastewater Transmission         No Opt. Call            A+        2,501,052
                      Revenue Bonds, Series 2001A, 5.500%, 1/01/16 - NPFG
                      Insured
         10,000    Chicago, Illinois, Senior Lien Water Revenue Bonds,         11/11 at 100.00       Aa3 (4)       10,830,300
                      Series 2001, 5.000%, 11/01/26 (Pre-refunded 11/01/11) -
                      AMBAC Insured
          1,165    Chicago, Illinois, Third Lien General Airport Revenue        1/16 at 100.00            A1        1,167,377
                      Bonds, O'Hare International Airport, Series 2005A,
                      5.000%, 1/01/33 - FGIC Insured
          2,415    Illinois Finance Authority, General Obligation Debt         12/14 at 100.00            A3        2,445,163
                      Certificates, Local Government Program - Kankakee
                      County, Series 2005B, 5.000%, 12/01/24 - AMBAC Insured
          3,385    Illinois Finance Authority, Revenue Bonds, Sherman           8/17 at 100.00          Baa1        3,097,681
                      Health Systems, Series 2007A, 5.500%, 8/01/37
          1,130    Illinois Health Facilities Authority, Revenue Bonds,         5/10 at 101.00           Aaa        1,178,059
                      Condell Medical Center, Series 2000, 6.500%, 5/15/30
                      (Pre-refunded 5/15/10)
          9,000    Illinois Health Facilities Authority, Revenue Bonds,        12/11 at 101.00          BBB-        8,434,710
                      Covenant Retirement Communities Inc., Series 2001,
                      5.875%, 12/01/31
         15,000    Illinois Health Facilities Authority, Revenue Bonds,         7/11 at 100.00      Baa3 (4)       16,153,500
                      Loyola University Health System, Series 2001A,
                      6.125%, 7/01/31 (Pre-refunded 7/01/11)
          5,000    Lake County School District 38, Big Hallow, Illinois,          No Opt. Call           N/R        2,586,350
                      General Obligation Bonds, Series 2005, 0.000%,
                      2/01/22 - AMBAC Insured
          7,000    Lombard Public Facilities Corporation, Illinois, First       1/16 at 100.00           N/R        5,956,230
                      Tier Conference Center and Hotel Revenue Bonds,
                      Series 2005A-1, 7.125%, 1/01/36
         16,900    Metropolitan Pier and Exposition Authority, Illinois,       12/09 at 101.00           AAA       17,084,717
                      Revenue Bonds, McCormick Place Expansion Project,
                      Series 1999A, 5.250%, 12/15/28 - FGIC Insured
          2,200    Metropolitan Pier and Exposition Authority, Illinois,          No Opt. Call           AAA        2,413,730
                      Revenue Refunding Bonds, McCormick Place Expansion
                      Project, Series 1998A, 5.500%, 6/15/29 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------
         88,740    Total Illinois                                                                                  87,048,251
------------------------------------------------------------------------------------------------------------------------------
                   INDIANA - 5.9% (3.9% OF TOTAL INVESTMENTS)
                   Clark-Pleasant Community School Building Corporation,
                   Indiana, First Mortgage Bonds, Series 2001:
          1,255       5.000%, 7/15/21 (Pre-refunded 1/15/12) - AMBAC Insured    1/12 at 100.00       AA+ (4)        1,365,503
          1,000       5.000%, 1/15/26 (Pre-refunded 1/15/12) - AMBAC Insured    1/12 at 100.00       AA+ (4)        1,088,050
                   Evansville Vanderburgh Public Library Lease Corporation,
                   Indiana, First Mortgage Bonds, Series 2001:
          2,000       5.750%, 7/15/18 (Pre-refunded 1/15/12) - NPFG Insured     1/12 at 100.00        A+ (4)        2,208,800
          2,750       5.125%, 1/15/24 (Pre-refunded 1/15/12) - NPFG Insured     1/12 at 100.00        A+ (4)        2,999,645
          1,250    Hamilton Southeastern Cumberland Campus School Building      1/12 at 100.00         A (4)        1,363,475
                      Corporation, Indiana, First Mortgage Bonds, Series
                      2001, 5.125%, 1/15/23 (Pre-refunded 1/15/12) - AMBAC
                      Insured
          9,500    Indiana Educational Facilities Authority, Revenue Bonds,     2/11 at 100.00             A        9,662,450
                      Butler University, Series 2001, 5.500%, 2/01/26 -
                      NPFG Insured
          4,230    Indiana Finance Authority, Educational Facilities            6/15 at 100.00           Aa3        4,354,320
                      Revenue Bonds, Tudor Park Foundation, Series 2005B,
                      5.000%, 6/01/24
          2,800    Indiana Health Facility Financing Authority, Revenue         5/15 at 100.00             A        2,439,948
                      Bonds, Community Hospitals of Indiana, Series 2005A,
                      5.000%, 5/01/35 - AMBAC Insured

                                                           Nuveen Investments 71

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   INDIANA (continued)
$         3,500    University of Southern Indiana, Student Fee Bonds,          10/11 at 100.00            A2   $    3,557,330
                      Series 2001H, 5.000%, 10/01/21 - AMBAC Insured
                   Vigo County, Indiana, Hospital Authority, Union
                   Hospital, Revenue Bonds, Series 2007:
          2,500       5.750%, 9/01/42                                           9/17 at 100.00           N/R        1,943,700
          2,500       5.800%, 9/01/47                                           9/17 at 100.00           N/R        1,930,425
          1,090    Wayne County Jail Holding Corporation, Indiana, First        1/13 at 101.00        A3 (4)        1,237,510
                      Mortgage Bonds, Series 2001, 5.500%, 7/15/22
                      (Pre-refunded 1/15/13) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------
         34,375    Total Indiana                                                                                   34,151,156
------------------------------------------------------------------------------------------------------------------------------
                   IOWA - 6.2% (4.1% OF TOTAL INVESTMENTS)
          2,000    Iowa Finance Authority, Healthcare Revenue Bonds, Great      5/11 at 100.00           Aa3        1,994,840
                      River Medical Center, Series 2001, 5.250%, 5/15/31 -
                      FSA Insured
          1,000    Iowa Tobacco Settlement Authority, Asset Backed              6/15 at 100.00           BBB          735,270
                      Settlement Revenue Bonds, Series 2005C, 5.625%,
                      6/01/46
                   Iowa Tobacco Settlement Authority, Tobacco Settlement
                   Asset-Backed Revenue Bonds, Series 2001B:
         26,855       5.300%, 6/01/25 (Pre-refunded 6/01/11)                    6/11 at 101.00           AAA       28,672,278
          3,950       5.600%, 6/01/35 (Pre-refunded 6/01/11)                    6/11 at 101.00           AAA        4,258,890
------------------------------------------------------------------------------------------------------------------------------
         33,805    Total Iowa                                                                                      35,661,278
------------------------------------------------------------------------------------------------------------------------------
                   KANSAS - 0.3% (0.2% OF TOTAL INVESTMENTS)
                   Manhattan Health Care Facility Revenue Bonds, Kansas,
                   Meadowlarks Hills Retirement, Series 2007B:
          1,000       5.125%, 5/15/37                                           5/14 at 103.00           N/R          736,850
          1,000       5.125%, 5/15/42                                           5/14 at 103.00           N/R          719,550
------------------------------------------------------------------------------------------------------------------------------
          2,000    Total Kansas                                                                                     1,456,400
------------------------------------------------------------------------------------------------------------------------------
                   KENTUCKY - 3.5% (2.3% OF TOTAL INVESTMENTS)
          1,000    Kentucky Economic Development Finance Authority,             6/18 at 100.00           AAA        1,060,830
                      Louisville Arena Project Revenue Bonds, Louisville
                      Arena Authority, Inc., Series 2008A-1, 6.000%,
                      12/01/42 - AGC Insured
         18,500    Louisville and Jefferson County Metropolitan Sewer          11/11 at 101.00           AA-       18,917,175
                      District, Kentucky, Sewer and Drainage System Revenue
                      Bonds, Series 2001A, 5.125%, 5/15/27 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------
         19,500    Total Kentucky                                                                                  19,978,005
------------------------------------------------------------------------------------------------------------------------------
                   LOUISIANA - 4.3% (2.8% OF TOTAL INVESTMENTS)
          3,000    Louisiana Local Government Environmental Facilities &       11/17 at 100.00            BB        2,894,970
                      Community Development Authority, Revenue Bonds,
                      Westlake Chemical Corporation Project, Series 2007,
                      6.750%, 11/01/32
          3,700    Louisiana Public Facilities Authority, Revenue Bonds,        5/17 at 100.00            A3        3,478,888
                      Ochsner Clinic Foundation Project, Series 2007A,
                      5.500%, 5/15/47
         19,890    Tobacco Settlement Financing Corporation, Louisiana,         5/11 at 101.00           BBB       18,001,445
                      Tobacco Settlement Asset-Backed Bonds, Series 2001B,
                      5.875%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------
         26,590    Total Louisiana                                                                                 24,375,303
------------------------------------------------------------------------------------------------------------------------------
                   MAINE - 1.1% (0.7% OF TOTAL INVESTMENTS)
                   Maine State Housing Authority, Single Family Mortgage
                   Purchase Bonds, Series 2001B:
          4,610       5.400%, 11/15/21 (Alternative Minimum Tax)               11/10 at 100.00           AA+        4,641,855
          1,610       5.500%, 11/15/32 (Alternative Minimum Tax)               11/10 at 100.00           AA+        1,614,798
------------------------------------------------------------------------------------------------------------------------------
          6,220    Total Maine                                                                                      6,256,653
------------------------------------------------------------------------------------------------------------------------------
                   MARYLAND - 2.5% (1.7% OF TOTAL INVESTMENTS)
          1,000    Howard County, Maryland, Retirement Community Revenue        4/17 at 100.00           N/R          707,970
                      Bonds, Vantage House, Series 2007B, 5.250%, 4/01/37
          1,570    Maryland Community Development Administration, Insured       7/11 at 100.00           N/R        1,585,606
                      Multifamily Housing Mortgage Loan Revenue Bonds,
                      Series 2001B, 5.250%, 7/01/21 (Alternative Minimum
                      Tax)
          2,000    Maryland Economic Development Corporation, Revenue          12/16 at 100.00           N/R        1,211,520
                      Bonds, Chesapeake Bay Hyatt Conference Center, Series
                      2006A, 5.000%, 12/01/31
         10,600    Maryland Energy Financing Administration, Revenue Bonds,     1/07 at 100.00           N/R       10,602,756
                      AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                      (Alternative Minimum Tax)

72 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   MARYLAND (continued)
$           555    Maryland Health and Higher Educational Facilities            7/17 at 100.00            A-   $      487,579
                      Authority, Revenue Bonds, Mercy Ridge Retirement
                      Community, Series 2007, 4.750%, 7/01/34
------------------------------------------------------------------------------------------------------------------------------
         15,725    Total Maryland                                                                                  14,595,431
------------------------------------------------------------------------------------------------------------------------------
                   MASSACHUSETTS - 2.5% (1.6% OF TOTAL INVESTMENTS)
          1,375    Massachusetts Development Finance Agency, Revenue Bonds,    10/12 at 102.00           N/R        1,084,434
                      Orchard Cove, Series 2007, 5.250%, 10/01/26
          1,000    Massachusetts Health and Educational Facilities              7/15 at 100.00           BB-          657,560
                      Authority, Revenue Bonds, Milton Hospital Project,
                      Series 2005D, 5.250%, 7/01/30
          4,860    Massachusetts Housing Finance Agency, Single Family          6/18 at 100.00            AA        5,168,368
                      Housing Revenue Bonds, Series 2008, Trust 3145,
                      15.300%, 6/01/39 (IF)
          5,000    Massachusetts Port Authority, Special Facilities Revenue     1/11 at 101.00           N/R        4,120,900
                      Bonds, Delta Air Lines Inc., Series 2001A, 5.500%,
                      1/01/18 - AMBAC Insured (Alternative Minimum Tax)
          3,465    Massachusetts Water Resources Authority, General Revenue     2/17 at 100.00           AAA        3,202,526
                      Bonds, Series 2007A, 4.500%, 8/01/46 - FSA Insured
                      (UB)
------------------------------------------------------------------------------------------------------------------------------
         15,700    Total Massachusetts                                                                             14,233,788
------------------------------------------------------------------------------------------------------------------------------
                   MICHIGAN - 9.7% (6.4% OF TOTAL INVESTMENTS)
         15,000    Detroit City School District, Wayne County, Michigan,          No Opt. Call           AAA       16,655,700
                      Unlimited Tax School Building and Site Improvement
                      Bonds, Series 2001A, 6.000%, 5/01/29 - FSA Insured
                      (UB)
          2,000    Garden City Hospital Finance Authority, Michigan,            8/17 at 100.00           N/R        1,162,940
                      Revenue Bonds, Garden City Hospital Obligated Group,
                      Series 2007A, 5.000%, 8/15/38
         11,000    Kent Hospital Finance Authority, Michigan, Revenue           7/11 at 101.00        AA (4)       11,976,140
                      Bonds, Spectrum Health, Series 2001A, 5.500%, 1/15/31
                      (Pre-refunded 7/15/11)
          1,165    Michigan State Building Authority, Revenue Bonds,           10/11 at 100.00            A+        1,190,024
                      Facilities Program, Series 2001I, 5.500%, 10/15/18
             70    Michigan State Building Authority, Revenue Bonds,           10/11 at 100.00        A+ (4)           76,433
                      Facilities Program, Series 2001I, 5.500%, 10/15/18
                      (Pre-refunded 10/15/11)
          1,355    Michigan State Hospital Finance Authority, Hospital          2/10 at 100.00           Ba3        1,132,468
                      Revenue Bonds, Detroit Medical Center Obligated
                      Group, Series 1998A, 5.250%, 8/15/23
          3,485    Michigan State Hospital Finance Authority, Hospital            No Opt. Call         A (4)        3,828,656
                      Revenue Refunding Bonds, Sisters of Mercy Health
                      Corporation, Series 1993P, 5.375%, 8/15/14 - NPFG
                      Insured (ETM)
                   Michigan State Hospital Finance Authority, Hospital
                   Revenue Refunding Bonds, Sparrow Obligated Group, Series
                   2001:
          1,400       5.500%, 11/15/21 (Pre-refunded 11/15/11)                 11/11 at 101.00        A+ (4)        1,546,146
          2,500       5.625%, 11/15/31 (Pre-refunded 11/15/11)                 11/11 at 101.00        A+ (4)        2,767,300
          3,500    Michigan State Hospital Finance Authority, Revenue          12/16 at 100.00            AA        3,495,205
                      Bonds, Trinity Health Care Group, Series 2006A,
                      5.000%, 12/01/31 (UB)
         12,640    Royal Oak Hospital Finance Authority, Michigan, Hospital    11/11 at 100.00            A1       11,915,728
                      Revenue Bonds, William Beaumont Hospital, Series
                      2001M, 5.250%, 11/15/31 - NPFG Insured
------------------------------------------------------------------------------------------------------------------------------
         54,115    Total Michigan                                                                                  55,746,740
------------------------------------------------------------------------------------------------------------------------------
                   MINNESOTA - 0.6% (0.4% OF TOTAL INVESTMENTS)
          2,245    Dakota County Community Development Agency, Minnesota,      10/11 at 105.00           Aaa        2,320,140
                      GNMA Collateralized Multifamily Housing Revenue
                      Bonds, Rose Apartments Project, Series 2001, 6.350%,
                      10/20/37 (Alternative Minimum Tax)
          1,375    Saint Paul Port Authority, Minnesota, Lease Revenue          8/16 at 100.00           N/R        1,070,328
                      Bonds, Regions Hospital Parking Ramp Project, Series
                      2007-1, 5.000%, 8/01/36
------------------------------------------------------------------------------------------------------------------------------
          3,620    Total Minnesota                                                                                  3,390,468
------------------------------------------------------------------------------------------------------------------------------
                   MISSISSIPPI - 0.9% (0.6% OF TOTAL INVESTMENTS)
          2,155    Mississippi Business Finance Corporation, GNMA              11/09 at 103.00           AAA        2,170,214
                      Collateralized Retirement Facility Mortgage Revenue
                      Refunding Bonds, Aldersgate Retirement Community Inc.
                      Project, Series 1999A, 5.450%, 5/20/34
          3,000    Mississippi Hospital Equipment and Facilities Authority,     9/14 at 100.00            AA        3,055,230
                      Revenue Bonds, Baptist Memorial Healthcare, Series
                      2004, 5.000%, 9/01/24 (UB)
------------------------------------------------------------------------------------------------------------------------------
          5,155    Total Mississippi                                                                                5,225,444
------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 73

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   MISSOURI - 3.0% (2.0% OF TOTAL INVESTMENTS)
$         1,495    Cape Girardeau County Industrial Development Authority,      6/17 at 100.00           N/R   $    1,281,634
                      Missouri, Health Facilities Revenue Bonds, Southeast
                      Missouri Hospital Association, Series 2007, 5.000%,
                      6/01/36
          1,000    Clinton County Industrial Development Authority,            12/17 at 100.00           N/R          728,370
                      Missouri, Revenue Bonds, Cameron Regional Medical
                      Center, Series 2007, 5.000%, 12/01/32
          1,825    Fenton, Missouri, Tax Increment Refunding and               10/12 at 100.00       N/R (4)        2,067,159
                      Improvement Revenue Bonds, Gravois Bluffs
                      Redevelopment Project, Series 2002, 6.125%, 10/01/21
                      (Pre-refunded 10/01/12)
                   Missouri Development Finance Board, Cultural Facilities
                   Revenue Bonds, Nelson Gallery Foundation, Series 2001A:
          3,335       5.250%, 12/01/19 - NPFG Insured                          12/11 at 100.00           AA-        3,528,030
          3,510       5.250%, 12/01/20 - NPFG Insured                          12/11 at 100.00           AA-        3,713,159
          3,695       5.250%, 12/01/21 - NPFG Insured                          12/11 at 100.00           AA-        3,908,867
          2,040       5.250%, 12/01/22 - NPFG Insured                          12/11 at 100.00           AA-        2,149,936
------------------------------------------------------------------------------------------------------------------------------
         16,900    Total Missouri                                                                                  17,377,155
------------------------------------------------------------------------------------------------------------------------------
                   MONTANA - 0.6% (0.4% OF TOTAL INVESTMENTS)
          5,000    Montana Board of Investments, Exempt Facility Revenue        7/10 at 101.00            B-        3,625,800
                      Bonds, Stillwater Mining Company, Series 2000,
                      8.000%, 7/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
                   NEBRASKA - 0.9% (0.6% OF TOTAL INVESTMENTS)
                   Nebraska Investment Finance Authority, Single Family
                   Housing Revenue Bonds, Series 2001D:
          1,510       5.250%, 9/01/21 (Alternative Minimum Tax)                 9/11 at 100.00           AAA        1,479,150
          2,005       5.375%, 9/01/32 (Alternative Minimum Tax)                 9/11 at 100.00           AAA        2,013,842
          1,005    Omaha Public Power District, Nebraska, Separate Electric     2/17 at 100.00           AAA        1,527,590
                      System Revenue Bonds, Nebraska City 2, Series 2006A,
                      Trust 11673, 19.714%, 2/01/49 - AMBAC Insured (IF)
------------------------------------------------------------------------------------------------------------------------------
          4,520    Total Nebraska                                                                                   5,020,582
------------------------------------------------------------------------------------------------------------------------------
                   NEVADA - 0.9% (0.6% OF TOTAL INVESTMENTS)
          2,000    Director of Nevada State Department of Business and          1/10 at 100.00          Caa2          410,020
                      Industry, Revenue Bonds, Las Vegas Monorail Project,
                      First Tier, Series 2000, 5.375%, 1/01/40 - AMBAC
                      Insured
          4,000    Director of Nevada State Department of Business and          1/10 at 102.00           N/R           36,000
                      Industry, Revenue Bonds, Las Vegas Monorail Project,
                      Second Tier, Series 2000, 7.375%, 1/01/40 (6)
            170    Nevada Housing Division, Single Family Mortgage Bonds,       4/10 at 100.00           Aaa          171,627
                      Senior Series 1998A-1, 5.300%, 4/01/18 (Alternative
                      Minimum Tax)
          4,290    University of Nevada, Revenue Bonds, Community College       1/12 at 100.00       AA- (4)        4,683,650
                      System, Series 2001A, 5.250%, 7/01/26 (Pre-refunded
                      1/01/12) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------
         10,460    Total Nevada                                                                                     5,301,297
------------------------------------------------------------------------------------------------------------------------------
                   NEW HAMPSHIRE - 0.4% (0.2% OF TOTAL INVESTMENTS)
          2,000    New Hampshire Health and Education Authority, Hospital      10/11 at 101.00           Aa3        2,042,380
                      Revenue Bonds, Concord Hospital, Series 2001, 5.500%,
                      10/01/21 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------
                   NEW JERSEY - 3.9% (2.6% OF TOTAL INVESTMENTS)
         10,000    New Jersey Economic Development Authority, Water            11/12 at 101.00            A2        9,500,900
                      Facilities Revenue Bonds, American Water Company,
                      Series 2002A, 5.250%, 11/01/32 - AMBAC Insured
                      (Alternative Minimum Tax)
            495    New Jersey Health Care Facilities Financing Authority,       7/13 at 100.00           Ba2          347,643
                      Revenue Bonds, Somerset Medical Center, Series 2003,
                      5.500%, 7/01/33
          4,125    New Jersey Transit Corporation, Certificates of                No Opt. Call            A1        4,578,544
                      Participation, Federal Transit Administration Grants,
                      Series 2002A, 5.500%, 9/15/13 - AMBAC Insured
         20,000    New Jersey Transportation Trust Fund Authority,                No Opt. Call           AA-        6,529,000
                      Transportation System Bonds, Series 2006C, 0.000%,
                      12/15/28 - AMBAC Insured
          2,045    Tobacco Settlement Financing Corporation, New Jersey,        6/17 at 100.00           BBB        1,429,946
                      Tobacco Settlement Asset-Backed Bonds, Series
                      2007-1A, 4.750%, 6/01/34
------------------------------------------------------------------------------------------------------------------------------
         36,665    Total New Jersey                                                                                22,386,033
------------------------------------------------------------------------------------------------------------------------------
                   NEW YORK - 4.1% (2.7% OF TOTAL INVESTMENTS)
            900    Albany Industrial Development Agency, New York, Revenue      4/17 at 100.00           N/R          717,534
                      Bonds, Brighter Choice Charter Schools, Series 2007A,
                      5.000%, 4/01/32
          1,780    East Rochester Housing Authority, New York, GNMA Secured    10/11 at 101.00           AAA        1,808,605
                      Revenue Bonds, Gates Senior Housing Inc., Series
                      2001, 5.300%, 4/20/31

74 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   NEW YORK (continued)
$         5,010    Hudson Yards Infrastructure Corporation, New York,           2/17 at 100.00             A   $    4,224,683
                      Revenue Bonds, Series 2006A, 4.500%, 2/15/47 - NPFG
                      Insured
          4,155    Monroe County Airport Authority, New York, Revenue             No Opt. Call             A        4,378,040
                      Refunding Bonds, Greater Rochester International
                      Airport, Series 1999, 5.750%, 1/01/13 - NPFG Insured
                      (Alternative Minimum Tax)
          8,000    New York City Industrial Development Agency, New York,       8/16 at 101.00            B-        7,769,840
                      American Airlines-JFK International Airport Special
                      Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31
                      (Alternative Minimum Tax)
          1,715    New York City, New York, General Obligation Bonds,           8/12 at 100.00            AA        1,788,711
                      Fiscal Series 2002G, 5.625%, 8/01/20 - NPFG Insured
            785    New York City, New York, General Obligation Bonds,           8/12 at 100.00       Aa3 (4)          884,287
                      Fiscal Series 2002G, 5.625%, 8/01/20 (Pre-refunded
                      8/01/12) - NPFG Insured
          2,000    New York State Tobacco Settlement Financing Corporation,     6/11 at 100.00           AA-        2,072,920
                      Tobacco Settlement Asset-Backed and State Contingency
                      Contract-Backed Bonds, Series 2003B-1C, 5.500%,
                      6/01/16
------------------------------------------------------------------------------------------------------------------------------
         24,345    Total New York                                                                                  23,644,620
------------------------------------------------------------------------------------------------------------------------------
                   NORTH CAROLINA - 1.1% (0.7% OF TOTAL INVESTMENTS)
          1,710    Charlotte-Mecklenberg Hospital Authority, North              1/18 at 100.00           AA-        1,525,423
                      Carolina, Carolinas HealthCare System Revenue Bonds,
                      Series 2008, Trust 1149, 14.759%, 1/15/47 (IF)
          1,200    Charlotte-Mecklenburg Hospital Authority, North              1/17 at 100.00           AA-        1,198,356
                      Carolina, Health Care System Revenue Bonds, Carolinas
                      Health Care, Series 2007A, 5.000%, 1/15/31
          1,750    Charlotte-Mecklenburg Hospital Authority, North              1/15 at 100.00           AAA        1,984,553
                      Carolina, Healthcare System Revenue Bonds, DBA
                      Carolinas Healthcare System, Series 2005A, 4.875%,
                      1/15/32 (Pre-refunded 1/15/15)
          1,600    North Carolina Municipal Power Agency 1, Catawba               No Opt. Call             A        1,758,160
                      Electric Revenue Bonds, Series 2003A, 5.500%, 1/01/13
------------------------------------------------------------------------------------------------------------------------------
          6,260    Total North Carolina                                                                             6,466,492
------------------------------------------------------------------------------------------------------------------------------
                   OHIO - 2.2% (1.5% OF TOTAL INVESTMENTS)
                   Buckeye Tobacco Settlement Financing Authority, Ohio,
                   Tobacco Settlement Asset-Backed Revenue Bonds, Senior
                   Lien, Series 2007A-2:
          3,170       5.125%, 6/01/24                                           6/17 at 100.00           BBB        2,823,392
            710       5.875%, 6/01/30                                           6/17 at 100.00           BBB          617,963
            685       5.750%, 6/01/34                                           6/17 at 100.00           BBB          576,051
          1,570       5.875%, 6/01/47                                           6/17 at 100.00           BBB        1,163,244
          1,235    Ohio Housing Finance Agency, GNMA Mortgage-Backed            3/10 at 100.00           Aaa        1,249,301
                      Securities Program Residential Mortgage Revenue
                      Bonds, Series 1998A-1, 5.300%, 9/01/19 - FSA Insured
                      (Alternative Minimum Tax)
          6,600    Ohio Water Development Authority, Solid Waste Disposal       3/10 at 102.00           N/R        6,336,132
                      Revenue Bonds, Bay Shore Power, Series 1998B, 6.625%,
                      9/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
         13,970    Total Ohio                                                                                      12,766,083
------------------------------------------------------------------------------------------------------------------------------
                   OKLAHOMA - 2.0% (1.3% OF TOTAL INVESTMENTS)
                   Oklahoma Development Finance Authority, Revenue Bonds,
                   Saint John Health System, Series 2007:
          4,370       5.000%, 2/15/37                                           2/17 at 100.00             A        4,187,727
            955       5.000%, 2/15/42                                           2/17 at 100.00             A          901,014
          6,305    Tulsa County Industrial Authority, Oklahoma, Health Care    12/16 at 100.00            AA        6,078,020
                      Revenue Bonds, Saint Francis Health System, Series
                      2006, 5.000%, 12/15/36 (UB)
             88    Tulsa County Industrial Authority, Oklahoma, Health Care    12/16 at 100.00            AA           82,239
                      Revenue Bonds, Saint Francis Health System, Series
                      2006, Trust 3500, 8.366%, 12/15/36 (IF)
------------------------------------------------------------------------------------------------------------------------------
         11,718    Total Oklahoma                                                                                  11,249,000
------------------------------------------------------------------------------------------------------------------------------
                   OREGON - 2.6% (1.7% OF TOTAL INVESTMENTS)
          4,700    Oregon Health, Housing, Educational and Cultural            11/11 at 101.00           AA-        4,793,718
                      Facilities Authority, Revenue Bonds, PeaceHealth
                      Project, Series 2001, 5.250%, 11/15/21 - AMBAC Insured
         10,000    Oregon Housing and Community Services Department,            7/10 at 100.00           Aaa       10,040,000
                      Multifamily Housing Revenue Bonds, Series 2000A,
                      6.050%, 7/01/42 (Alternative Minimum Tax) (UB)
------------------------------------------------------------------------------------------------------------------------------
         14,700    Total Oregon                                                                                    14,833,718
------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 75

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   PENNSYLVANIA - 1.9% (1.2% OF TOTAL INVESTMENTS)
                   Allegheny County Hospital Development Authority,
                   Pennsylvania, Revenue Bonds, West Penn Allegheny Health
                   System, Series 2000B:
$         2,000       9.250%, 11/15/22 (Pre-refunded 11/15/10)                 11/10 at 102.00           AAA   $    2,222,620
          2,000       9.250%, 11/15/30 (Pre-refunded 11/15/10)                 11/10 at 102.00           AAA        2,222,620
            500    Bucks County Industrial Development Authority,               3/17 at 100.00           BBB          412,305
                      Pennsylvania, Charter School Revenue Bonds, School
                      Lane Charter School, Series 2007A, 5.000%, 3/15/37
          3,500    Pennsylvania Economic Development Financing Authority,       1/10 at 100.00            CC        2,275,350
                      Senior Lien Resource Recovery Revenue Bonds,
                      Northampton Generating Project, Series 1994A, 6.600%,
                      1/01/19 (Alternative Minimum Tax)
          3,205    Philadelphia School District, Pennsylvania, General          8/12 at 100.00       Aa3 (4)        3,607,548
                      Obligation Bonds, Series 2002B, 5.625%, 8/01/16
                      (Pre-refunded 8/01/12) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------
         11,205    Total Pennsylvania                                                                              10,740,443
------------------------------------------------------------------------------------------------------------------------------
                   PUERTO RICO - 0.4% (0.3% OF TOTAL INVESTMENTS)
          2,500    Puerto Rico Sales Tax Financing Corporation, Sales Tax       8/17 at 100.00           AA-        2,541,175
                      Revenue Bonds, Series 2007A, 5.250%, 8/01/57
------------------------------------------------------------------------------------------------------------------------------
                   SOUTH CAROLINA - 1.3% (0.9% OF TOTAL INVESTMENTS)
          6,850    South Carolina Transportation Infrastructure Bank,          10/11 at 100.00        A1 (4)        7,459,924
                      Revenue Bonds, Series 2001A, 5.500%, 10/01/22
                      (Pre-refunded 10/01/11) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------
                   TENNESSEE - 1.6% (1.0% OF TOTAL INVESTMENTS)
          3,680    Knox County Health, Educational and Housing Facilities        1/17 at 30.07            A-          474,941
                      Board, Tennessee, Hospital Revenue Refunding Bonds,
                      Covenant Health, Series 2006, 0.000%, 1/01/41
          5,210    Memphis-Shelby County Airport Authority, Tennessee,          3/11 at 100.00           AAA        5,385,629
                      Airport Revenue Bonds, Series 2001A, 5.500%,
                      3/01/14 - FSA Insured (Alternative Minimum Tax)
            275    Sullivan County Health Educational and Housing               9/16 at 100.00          BBB+          230,073
                      Facilities Board, Tennessee, Revenue Bonds, Wellmont
                      Health System, Series 2006C, 5.250%, 9/01/36
                   Sumner County Health, Educational, and Housing Facilities
                   Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                   Health System Inc., Series 2007:
            800       5.500%, 11/01/37                                         11/17 at 100.00           N/R          304,080
          2,800       5.500%, 11/01/46                                         11/17 at 100.00           N/R        1,064,280
            745    Tennessee Housing Development Agency, Homeownership          1/10 at 100.00           AA+          745,581
                      Program Bonds, Series 1998-2, 5.350%, 7/01/23
                      (Alternative Minimum Tax)
            760    Tennessee Housing Development Agency, Homeownership          7/11 at 100.00           AA+          766,468
                      Program Bonds, Series 2001-3A, 5.200%, 7/01/22
                      (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------
         14,270    Total Tennessee                                                                                  8,971,052
------------------------------------------------------------------------------------------------------------------------------
                   TEXAS - 20.1% (13.2% OF TOTAL INVESTMENTS)
          5,445    Board of Regents, University of Texas System, Financing      2/17 at 100.00           AAA        5,181,081
                      System Revenue Bonds, Series 2006F, 4.250%, 8/15/36
                      (UB)
            595    Brushy Creek Municipal Utility District, Williamson          1/10 at 100.00           Aa3          595,411
                      County, Texas, Combination Unlimited Tax and Revenue
                      Refunding Bonds, Series 2001, 5.125%, 6/01/26 - FSA
                      Insured
                   Collins and Denton Counties, Frisco, Texas, General
                   Obligation Bonds, Series 2001:
          1,910       5.000%, 2/15/20 - FGIC Insured                            2/11 at 100.00            AA        1,944,838
          2,005       5.000%, 2/15/21 - FGIC Insured                            2/11 at 100.00            AA        2,038,002
          3,850    Dallas-Ft. Worth International Airport, Texas, Joint        11/11 at 100.00            A+        3,859,394
                      Revenue Refunding and Improvement Bonds, Series
                      2001A, 5.500%, 11/01/35 - FGIC Insured (Alternative
                      Minimum Tax)
          5,000    Decatur Hospital Authority, Texas, Revenue Bonds, Wise       9/14 at 100.00           N/R        4,864,400
                      Regional Health System, Series 2004A, 7.000%, 9/01/25
          4,040    Harris County, Texas, Tax and Revenue Certificates of        8/11 at 100.00           AAA        4,114,215
                      Obligation, Series 2001, 5.000%, 8/15/27
          6,000    Houston, Texas, Junior Lien Water and Sewerage System          No Opt. Call        AA (4)        7,097,160
                      Revenue Refunding Bonds, Series 2001B, 5.500%,
                      12/01/29 - NPFG Insured (ETM)
          7,000    Houston, Texas, Subordinate Lien Airport System Revenue      1/10 at 100.00             A        7,010,360
                      Bonds, Series 1998B, 5.250%, 7/01/14 - FGIC Insured
                      (Alternative Minimum Tax)

76 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   TEXAS (continued)
                   Houston, Texas, Subordinate Lien Airport System Revenue
                   Refunding Bonds, Series 2001A:
$         2,525       5.500%, 7/01/13 - FGIC Insured (Alternative Minimum Tax)  1/12 at 100.00             A   $    2,672,410
          2,905       5.500%, 7/01/14 - FGIC Insured (Alternative Minimum Tax)  1/12 at 100.00             A        3,044,818
         14,200    Hutto Independent School District, Williamson County,        8/16 at 100.00           AAA       14,235,642
                      Texas, General Obligation Bonds, Series 2007A,
                      4.750%, 8/01/43 (UB)
                   Jefferson County Health Facilities Development Corporation,
                   Texas, FHA-Insured Mortgage Revenue Bonds, Baptist Hospital
                   of Southeast Texas, Series 2001:
          8,500       5.400%, 8/15/31 - AMBAC Insured                           8/11 at 100.00           N/R        8,615,005
          8,500       5.500%, 8/15/41 - AMBAC Insured                           8/11 at 100.00           N/R        8,339,010
         10,700    Laredo Independent School District, Webb County, Texas,      8/11 at 100.00           AAA       11,119,761
                      General Obligation Refunding Bonds, Series 2001,
                      5.000%, 8/01/25
          2,500    Matagorda County Navigation District 1, Texas,                 No Opt. Call          BBB+        2,363,850
                      Collateralized Revenue Refunding Bonds, Houston Light
                      and Power Company, Series 1997, 5.125%, 11/01/28 -
                      AMBAC Insured (Alternative Minimum Tax)
          3,150    North Texas Thruway Authority, Second Tier System            1/18 at 100.00            A3        3,186,540
                      Revenue Refunding Bonds, Series 2008, 5.750%, 1/01/38
          3,045    Port of Houston Authority, Harris County, Texas, General    10/11 at 100.00           AAA        3,119,146
                      Obligation Port Improvement Bonds, Series 2001B,
                      5.500%, 10/01/17 - FGIC Insured (Alternative Minimum
                      Tax)
          7,700    Tarrant County, Texas, Cultural & Educational Facilities     2/17 at 100.00           AA-        7,426,573
                      Financing Corporation, Texas, Revenue Bonds, Series
                      2007A, 5.000%, 2/15/36 (UB)
          9,780    Texas Department of Housing and Community Affairs,           7/11 at 100.00           AAA        9,540,781
                      Residential Mortgage Revenue Bonds, Series 2001A,
                      5.350%, 7/01/33 (Alternative Minimum Tax)
                   White Settlement Independent School District, Tarrant
                   County, Texas, General Obligation Bonds, Series 2006:
          9,110       0.000%, 8/15/37                                            8/15 at 31.98           AAA        2,038,636
          9,110       0.000%, 8/15/40                                            8/15 at 27.11           AAA        1,729,260
          7,110       0.000%, 8/15/44                                            8/15 at 21.88           AAA        1,069,344
------------------------------------------------------------------------------------------------------------------------------
        134,680    Total Texas                                                                                    115,205,637
------------------------------------------------------------------------------------------------------------------------------
                   UTAH - 0.5% (0.3% OF TOTAL INVESTMENTS)
                   Utah Housing Corporation, Single Family Mortgage Bonds,
                   Series 2001E:
            935       5.200%, 1/01/18 (Alternative Minimum Tax)                 7/11 at 100.00           AA-          944,257
            265       5.500%, 1/01/23 (Alternative Minimum Tax)                 7/11 at 100.00           Aaa          262,774
                   Utah Housing Corporation, Single Family Mortgage Bonds,
                   Series 2001F-1:
          1,345       4.950%, 7/01/18 (Alternative Minimum Tax)                 7/11 at 100.00           AA-        1,345,659
            375       5.300%, 7/01/23 (Alternative Minimum Tax)                 7/11 at 100.00           Aaa          368,359
------------------------------------------------------------------------------------------------------------------------------
          2,920    Total Utah                                                                                       2,921,049
------------------------------------------------------------------------------------------------------------------------------
                   VIRGINIA - 0.1% (0.1% OF TOTAL INVESTMENTS)
          1,000    Chesterfield County Health Center Commission, Virginia,     12/15 at 100.00           N/R          789,500
                      Mortgage Revenue Bonds, Lucy Corr Village, Series
                      2005, 5.375%, 12/01/28
------------------------------------------------------------------------------------------------------------------------------
                   WASHINGTON - 16.4% (10.8% OF TOTAL INVESTMENTS)
                   Bellingham Housing Authority, Washington, Housing
                   Revenue Bonds, Varsity Village Project, Series 2001A:
          1,000       5.500%, 12/01/27 - NPFG Insured                          12/11 at 100.00            A1        1,017,470
          2,000       5.600%, 12/01/36 - NPFG Insured                          12/11 at 100.00            A1        2,015,920
          2,500    King County, Washington, Sewer Revenue Bonds, Series         1/19 at 100.00           AA+        2,605,100
                      2009, 5.250%, 1/01/42
         12,955    Port of Seattle, Washington, Passenger Facility Charge      12/09 at 100.50             A       13,086,364
                      Revenue Bonds, Series 1998A, 5.300%, 12/01/16 - AMBAC
                      Insured (Alternative Minimum Tax)
                   Port of Seattle, Washington, Revenue Bonds, Series 2001B:
          2,535       5.625%, 4/01/18 - FGIC Insured (Alternative Minimum      10/11 at 100.00           Aa2        2,585,370
                        Tax) (UB)
         16,000       5.100%, 4/01/24 - FGIC Insured (Alternative Minimum       1/10 at 100.00           Aa2       15,854,400
                        Tax) (UB)
          2,090    Public Utility District 1, Benton County, Washington,       11/11 at 100.00           AAA        2,268,779
                      Electric Revenue Refunding Bonds, Series 2001A,
                      5.625%, 11/01/15 - FSA Insured
          5,680    Seattle, Washington, Municipal Light and Power Revenue       3/11 at 100.00           AAA        5,938,724
                      Refunding and Improvement Bonds, Series 2001, 5.500%,
                      3/01/18 - FSA Insured

                                                           Nuveen Investments 77

    | Portfolio of Investments October 31, 2009

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   WASHINGTON (continued)
$         4,530    Tacoma, Washington, Solid Waste Utility Revenue             12/11 at 100.00        AA (4)   $    4,947,258
                      Refunding Bonds, Series 2001, 5.250%, 12/01/21
                      (Pre-refunded 12/01/11) - AMBAC Insured
          3,720    Washington State Healthcare Facilities Authority,           10/11 at 100.00       Aa3 (4)        4,046,876
                      Revenue Bonds, Children's Hospital and Regional
                      Medical Center, Series 2001, 5.375%, 10/01/18
                      (Pre-refunded 10/01/11) - AMBAC Insured
                   Washington State Healthcare Facilities Authority,
                   Revenue Bonds, Good Samaritan Hospital, Series 2001:
          5,480       5.500%, 10/01/21 (Pre-refunded 10/01/11) - RAAI Insured  10/11 at 101.00      BBB- (4)        6,003,011
         25,435       5.625%, 10/01/31 (Pre-refunded 10/01/11) - RAAI Insured  10/11 at 101.00      BBB- (4)       27,922,797
                   Washington State Healthcare Facilities Authority, Revenue
                   Bonds, Group Health Cooperative of Puget Sound, Series
                   2001:
          3,005       5.375%, 12/01/17 - AMBAC Insured                         12/11 at 101.00          BBB+        3,038,416
          2,915       5.375%, 12/01/18 - AMBAC Insured                         12/11 at 101.00          BBB+        2,934,997
------------------------------------------------------------------------------------------------------------------------------
         89,845    Total Washington                                                                                94,265,482
------------------------------------------------------------------------------------------------------------------------------
                   WISCONSIN - 4.7% (3.0% OF TOTAL INVESTMENTS)
                   Appleton, Wisconsin, Waterworks Revenue Refunding Bonds,
                   Series 2001:
          3,705       5.375%, 1/01/20 (Pre-refunded 1/01/12) - FGIC Insured     1/12 at 100.00       N/R (4)        4,053,196
          1,850       5.000%, 1/01/21 (Pre-refunded 1/01/12) - FGIC Insured     1/12 at 100.00       N/R (4)        2,009,025
         12,250    La Crosse, Wisconsin, Pollution Control Revenue             12/09 at 101.00            A3       12,533,955
                      Refunding Bonds, Dairyland Power Cooperative, Series
                      1997B, 5.550%, 2/01/15 - AMBAC Insured
          1,000    Wisconsin Health and Educational Facilities Authority,       9/17 at 100.00          BBB+          846,040
                      Revenue Bonds, Franciscan Sisters of Christian
                      Charity HealthCare Ministry, Series 2007, 5.000%,
                      9/01/33
            350    Wisconsin Health and Educational Facilities Authority,      10/11 at 101.00           AA-          354,932
                      Revenue Bonds, Froedtert and Community Health
                      Obligated Group, Series 2001, 5.375%, 10/01/30
          3,650    Wisconsin Health and Educational Facilities Authority,      10/11 at 101.00       AA- (4)        3,994,889
                      Revenue Bonds, Froedtert and Community Health
                      Obligated Group, Series 2001, 5.375%, 10/01/30
                      (Pre-refunded 10/01/11)
          2,500    Wisconsin Health and Educational Facilities Authority,       2/12 at 100.00          BBB+        2,514,575
                      Revenue Bonds, Marshfield Clinic, Series 2001B,
                      6.000%, 2/15/25
             50    Wisconsin Health and Educational Facilities Authority,       8/13 at 100.00          BBB+           42,046
                      Revenue Bonds, Wheaton Franciscan Services Inc.,
                      Series 2003A, 5.125%, 8/15/33
------------------------------------------------------------------------------------------------------------------------------
         25,355    Total Wisconsin                                                                                 26,348,658
------------------------------------------------------------------------------------------------------------------------------
$       924,428    Total Municipal Bonds (cost $872,416,114)                                                      863,883,204
===============---------------------------------------------------------------------------------------------------------------

         SHARES    DESCRIPTION (1)                                                                                      VALUE
------------------------------------------------------------------------------------------------------------------------------
                   INVESTMENT COMPANIES - 0.6% (0.4% OF TOTAL INVESTMENTS)
         10,766    BlackRock MuniHoldings Fund Inc.                                                            $      157,830
         26,880    Dreyfus Strategic Municipal Fund                                                                   201,600
        131,278    DWS Municipal Income Trust                                                                       1,490,005
         43,420    PIMCO Municipal Income Fund II                                                                     440,279
         43,020    Van Kampen Investment Grade Municipal Trust                                                        582,921
         30,000    Van Kampen Municipal Opportunity Trust                                                             396,900
------------------------------------------------------------------------------------------------------------------------------
                   Total Investment Companies (cost $3,388,285)                                                     3,269,535
                   -----------------------------------------------------------------------------------------------------------
                   Total Long-Term Investments (cost $875,804,399) - 151.3%                                       867,152,739
                   -----------------------------------------------------------------------------------------------------------

78 Nuveen Investments

      PRINCIPAL                                                                  OPTIONAL CALL
   AMOUNT (000)    DESCRIPTION (1)                                               PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------
                   SHORT-TERM INVESTMENTS - 0.4% (0.3% OF TOTAL INVESTMENTS)
$         2,325    Maryland Transportation Authority, Revenue Bonds,            7/17 at 100.00           A-1   $    2,325,000
                      Transportation Facilities Projects, Variable
                      Rate Demand Obligations, Series 2008, 0.240%, 7/01/34 -
                      FSA Insured (6)
===============---------------------------------------------------------------------------------------------------------------
                   Total Short-Term Investments (cost $2,325,000)                                                   2,325,000
                   -----------------------------------------------------------------------------------------------------------
                   Total Investments (cost $878,129,399) - 151.7%                                                 869,477,739
                   -----------------------------------------------------------------------------------------------------------
                   Floating Rate Obligations - (13.2)%                                                            (75,908,650)
                   -----------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities - 2.8%                                                            16,468,739
                   -----------------------------------------------------------------------------------------------------------
                   Auction Rate Preferred Shares, at Liquidation Value - (41.3)% (7)                             (236,950,000)
                   -----------------------------------------------------------------------------------------------------------
                   Net Assets Applicable to Common Shares - 100%                                               $  573,087,828
                   ===========================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) The Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

(7) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 27.3%

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 79

| Statement of
| Assets & Liabilities October 31, 2009

                                                             PERFORMANCE            MUNICIPAL               MARKET
                                                                    PLUS            ADVANTAGE          OPPORTUNITY
                                                                    (NPP)                (NMA)                (NMO)
-------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,286,419,790,
   $951,929,964 and $1,011,308,429, respectively)     $    1,311,136,145   $      948,796,834   $      997,616,000
Cash                                                                  --              326,405            2,264,536
Receivables:
   Dividends and interest                                     19,673,422           16,205,061           15,509,796
   Investments sold                                           19,595,000           27,332,250           20,383,900
Deferred offering costs                                               --                   --                   --
Other assets                                                     265,595              210,839              240,654
-------------------------------------------------------------------------------------------------------------------
   Total assets                                            1,350,670,162          992,871,389        1,036,014,886
-------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                 6,647,209                   --                   --
Floating rate obligations                                     42,945,000           67,694,983           48,745,000
Payables:
   Investments purchased                                       6,408,325           19,528,605           17,477,313
   Auction Rate Preferred share dividends                         20,045               14,566               18,882
   Common share dividends                                      3,719,388            2,775,284            2,908,499
Variable Rate Demand Preferred shares, at
   liquidation value                                                  --                   --                   --
Accrued expenses:
   Management fees                                               702,530              499,270              523,832
   Other                                                         454,953              345,516              347,444
-------------------------------------------------------------------------------------------------------------------
     Total liabilities                                        60,897,450           90,858,224           70,020,970
-------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation value          419,900,000          293,200,000          346,675,000
-------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                $      869,872,712   $      608,813,165   $      619,318,916
===================================================================================================================
Common shares outstanding                                     59,914,073           43,235,072           45,557,788
===================================================================================================================
Net asset value per Common share outstanding (net
   assets applicable to Common shares,
   divided by Common shares outstanding)              $            14.52   $            14.08   $            13.59
===================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share               $          599,141   $          432,351   $          455,578
Paid-in surplus                                              838,355,071          604,606,186          635,757,216
Undistributed (Over-distribution of) net
   investment income                                          11,740,346            8,985,143            9,176,487
Accumulated net realized gain (loss) from
   investments and derivative transactions                    (5,538,201)          (2,077,385)         (12,377,936)
Net unrealized appreciation (depreciation) of
   investments                                                24,716,355           (3,133,130)         (13,692,429)
-------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                $      869,872,712   $      608,813,165   $      619,318,916
===================================================================================================================
Authorized shares:
   Common                                                    200,000,000          200,000,000          200,000,000
   Auction Rate Preferred                                      1,000,000            1,000,000            1,000,000
   Variable Rate Demand Preferred                                     --                   --                   --
===================================================================================================================

80 Nuveen Investments

                                                                DIVIDEND             DIVIDEND             DIVIDEND
                                                               ADVANTAGE          ADVANTAGE 2          ADVANTAGE 3
                                                                    (NAD)                (NXZ)                (NZF)
-------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $843,692,750,
   $627,295,004 and $878,129,399, respectively)       $      836,463,181   $      636,448,449   $      869,477,739
Cash                                                                  --              279,403            2,693,790
Receivables:
   Dividends and interest                                     13,352,022           11,521,392           15,472,256
   Investments sold                                           22,441,300                   --            1,673,655
Deferred offering costs                                               --            2,214,920                   --
Other assets                                                     168,858               37,190              162,690
-------------------------------------------------------------------------------------------------------------------
   Total assets                                              872,425,361          650,501,354          889,480,130
-------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                 2,702,217                   --                   --
Floating rate obligations                                     51,605,000           26,661,650           75,908,650
Payables:
   Investments purchased                                       7,274,876                   --               11,359
   Auction Rate Preferred share dividends                         11,253                   --               10,106
   Common share dividends                                      2,781,632            2,212,650            2,903,343
Variable Rate Demand Preferred shares, at
   liquidation value                                                  --          196,000,000                   --
Accrued expenses:
   Management fees                                               443,783              278,555              392,044
   Other                                                         272,450               95,052              216,800
-------------------------------------------------------------------------------------------------------------------
     Total liabilities                                        65,091,211          225,247,907           79,442,302
-------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares, at liquidation
   value                                                     261,800,000                   --          236,950,000
-------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                $      545,534,150   $      425,253,447   $      573,087,828
===================================================================================================================
Common shares outstanding                                     39,287,298           29,436,352           40,378,174
===================================================================================================================
Net asset value per Common share outstanding (net
   assets applicable to Common shares,
   divided by Common shares outstanding)              $            13.89   $            14.45   $            14.19
===================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
-------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share               $          392,873   $          294,364   $          403,782
Paid-in surplus                                              551,021,937          420,673,054          575,532,006
Undistributed (Over-distribution of) net
   investment income                                           7,380,865            3,538,442            6,415,652
Accumulated net realized gain (loss) from
   investments and derivative transactions                    (6,031,956)          (8,405,858)            (611,952)
Net unrealized appreciation (depreciation) of
   investments                                                (7,229,569)           9,153,445           (8,651,660)
-------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                $      545,534,150   $      425,253,447   $      573,087,828
===================================================================================================================
Authorized shares:
   Common                                                      Unlimited            Unlimited            Unlimited
   Auction Rate Preferred                                      Unlimited            Unlimited            Unlimited
   Variable Rate Demand Preferred                                     --            Unlimited                   --
===================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 81

| Statement of
| Operations Year Ended October 31, 2009

                                   PERFORMANCE        MUNICIPAL           MARKET         DIVIDEND         DIVIDEND         DIVIDEND
                                          PLUS        ADVANTAGE      OPPORTUNITY        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                          (NPP)            (NMA)            (NMO)            (NAD)            (NXZ)            (NZF)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME              $    71,670,777  $    54,980,490  $    57,545,906  $    48,064,381  $    37,461,031  $    48,874,903
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                      7,790,181        5,533,758        5,860,313        4,836,311        3,706,653        5,063,119
Auction fees                           861,237          623,050          700,106          524,295          198,721          507,965
Dividend disbursing agent
   fees                                 50,000           50,000           40,000           30,000           21,877           30,000
Shareholders' servicing
   agent fees and expenses             122,259           76,672           79,700           10,749            4,605            6,112
Interest expense and
   amortization of offering
   costs                               424,808          519,599          419,116          453,184        1,745,939          597,338
Liquidity fees                              --               --               --               --        1,516,104               --
Custodian's fees and expenses          220,875          161,533          172,793          143,811          110,682          150,642
Directors'/Trustees' fees
   and expenses                         39,719           27,950           29,908           24,331           18,721           24,965
Professional fees                       92,807           69,862           73,076           59,118           46,521           61,810
Shareholders' reports -
   printing and mailing
   expenses                            212,025          142,476          159,250          124,727           90,623          125,150
Stock exchange listing fees             20,540           14,880           15,628           13,480            4,153            5,703
Investor relations expense              77,715           54,894           57,991           47,076           35,748           48,152
Other expenses                          66,105           53,554           56,399           37,702           23,316           38,678
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before
   custodian fee credit and
   expense reimbursement             9,978,271        7,328,228        7,664,280        6,304,784        7,523,663        6,659,634
   Custodian fee credit                 (2,344)         (33,405)         (18,467)         (28,055)          (7,809)         (33,380)
   Expense reimbursement                    --               --               --         (282,920)        (707,935)      (1,180,795)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                         9,975,927        7,294,823        7,645,813        5,993,809        6,807,919        5,445,459
------------------------------------------------------------------------------------------------------------------------------------
Net investment income               61,694,850       47,685,667       49,900,093       42,070,572       30,653,112       43,429,444
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
   (LOSS)
Net realized gain (loss)
   from:
   Investments                      (3,345,387)        (953,244)       2,387,779         (762,348)      (3,563,781)        (520,239)
   Futures contracts                        --               --               --               --               --        1,331,299
Change in net unrealized
   appreciation
   (depreciation) of:
   Investments                     101,733,867       77,128,841       49,202,041       76,279,407       50,177,046       76,051,358
   Futures contracts                        --               --               --               --               --          679,241
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss)                      98,388,480       76,175,597       51,589,820       75,517,059       46,613,265       77,541,659
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE
   PREFERRED SHAREHOLDERS
From net investment income          (3,512,067)      (2,612,721)      (2,842,583)      (2,117,175)              --       (2,094,400)
From accumulated net
   realized gains                           --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common
   shares from distributions
   to Auction Rate Preferred
   shareholders                     (3,512,067)      (2,612,721)      (2,842,583)      (2,117,175)              --       (2,094,400)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets applicable to
   Common Shares from
   operations                  $   156,571,263  $   121,248,543  $    98,647,330  $   115,470,456  $    77,266,377  $   118,876,703
====================================================================================================================================

                                 See accompanying notes to financial statements.

82 Nuveen Investments

| Statement of
| Changes in Net Assets

                                     PERFORMANCE PLUS (NPP)          MUNICIPAL ADVANTAGE (NMA)         MARKET OPPORTUNITY (NMO)
                               --------------------------------  --------------------------------  ---------------------------------
                                          YEAR             YEAR             YEAR             YEAR             YEAR             YEAR
                                         ENDED            ENDED            ENDED            ENDED            ENDED            ENDED
                                      10/31/09         10/31/08         10/31/09         10/31/08         10/31/09         10/31/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income          $    61,694,850  $    60,898,881  $    47,685,667  $    46,529,938  $    49,900,093  $    47,049,012
Net realized gain (loss)
   from:
   Investments                      (3,345,387)        (328,499)        (953,244)      (1,136,012)       2,387,779       (1,618,281)
   Forward swaps                            --               --               --               --               --               --
   Futures contracts                        --               --               --               --               --               --
Change in net unrealized
   appreciation
   (depreciation) of:
   Investments                     101,733,867     (153,071,771)      77,128,841     (130,946,869)      49,202,041     (116,402,236)
   Forward swaps                            --               --               --               --               --               --
   Futures contracts                        --               --               --               --               --               --
Distributions to Auction Rate
   Preferred shareholders:
   From net investment income       (3,512,067)     (17,368,890)      (2,612,721)     (12,897,786)      (2,842,583)     (13,956,934)
   From accumulated net
     realized gains                         --               --               --         (363,253)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets applicable to
   Common shares from
   operations                      156,571,263     (109,870,279)     121,248,543      (98,813,982)      98,647,330      (84,928,439)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON
   SHAREHOLDERS
From net investment income         (47,194,320)     (41,700,208)     (36,309,116)     (33,361,611)     (36,674,027)     (33,302,749)
From accumulated net
   realized gains                           --               --               --       (1,028,506)              --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common
   shares from distributions
   to Common shareholders          (47,194,320)     (41,700,208)     (36,309,116)     (34,390,117)     (36,674,027)     (33,302,749)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common
   shares issued to
   shareholders due to
   reinvestment of
   distributions                            --               --          271,443               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets applicable to
   Common shares from
   capital share transactions               --               --          271,443               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets applicable to
   Common shares                   109,376,943     (151,570,487)      85,210,870     (133,204,099)      61,973,303     (118,231,188)
Net assets applicable to
   Common shares at the
   beginning of year               760,495,769      912,066,256      523,602,295      656,806,394      557,345,613      675,576,801
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares at the end
   of year                     $   869,872,712  $   760,495,769  $   608,813,165  $   523,602,295  $   619,318,916  $   557,345,613
====================================================================================================================================
Undistributed
   (Over-distribution of)net
   investment income at the
   end of year                 $    11,740,346  $       871,663  $     8,985,143  $       444,924  $     9,176,487  $    (1,194,990)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 83

| Statement of
| Changes in Net Assets (continued) October 31, 2009

                                   DIVIDEND ADVANTAGE (NAD)         DIVIDEND ADVANTAGE 2 (NXZ)         DIVIDEND ADVANTAGE 3 (NZF)
                               --------------------------------  --------------------------------  ---------------------------------
                                          YEAR             YEAR             YEAR             YEAR             YEAR             YEAR
                                         ENDED            ENDED            ENDED            ENDED            ENDED            ENDED
                                      10/31/09         10/31/08         10/31/09         10/31/08         10/31/09         10/31/08
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income          $    42,070,572  $    41,327,650  $    30,653,112  $    30,875,115  $    43,429,444  $    42,950,481
Net realized gain (loss)
   from:
   Investments                        (762,348)       1,445,057       (3,563,781)       3,731,159         (520,239)      (3,045,414)
   Forward swaps                            --               --               --               --               --        2,733,000
   Futures contracts                        --               --               --               --        1,331,299          865,654
Change in net unrealized
   appreciation
   (depreciation)
   of:
   Investments                      76,279,407     (124,805,304)      50,177,046      (86,311,451)      76,051,358     (117,423,115)
   Forward swaps                            --               --               --               --               --       (1,472,119)
   Futures contracts                        --               --               --               --          679,241         (679,241)
Distributions to Auction
   Rate Preferred
   shareholders:
   From net investment income       (2,117,175)     (10,685,162)              --       (6,026,331)      (2,094,400)     (11,064,289)
   From accumulated net
     realized gains                         --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets applicable to
   Common shares from
   operations                      115,470,456      (92,717,759)      77,266,377      (57,731,508)     118,876,703      (87,135,043)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON
   SHAREHOLDERS
From net investment income         (32,490,598)     (30,223,720)     (26,078,788)     (25,763,976)     (34,349,713)     (31,212,328)
From accumulated net
   realized gains                           --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common
   shares from distributions
   to Common shareholders          (32,490,598)     (30,223,720)     (26,078,788)     (25,763,976)     (34,349,713)     (31,212,328)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common
   shares issued to
   shareholders due to
   reinvestment of
   distributions                            --               --          126,288          443,496               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets applicable to
   Common shares from
   capital share transactions               --               --          126,288          443,496               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
   net assets applicable to
   Common shares                    82,979,858     (122,941,479)      51,313,877      (83,051,988)      84,526,990     (118,347,371)
Net assets applicable to
   Common shares at the
   beginning of year               462,554,292      585,495,771      373,939,570      456,991,558      488,560,838      606,908,209
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
   Common shares at the end
   of year                     $   545,534,150  $   462,554,292  $   425,253,447  $   373,939,570  $   573,087,828  $   488,560,838
====================================================================================================================================
Undistributed
   (Over-distribution of) net
   investment income at the
   end of year                 $     7,380,865  $       154,163  $     3,538,442  $      (762,556) $     6,415,652  $      (568,658)
====================================================================================================================================

                                 See accompanying notes to financial statements.

84 Nuveen Investments

| Statement of
| Cash Flows Year Ended October 31, 2009

                                                                       MUNICIPAL         DIVIDEND         DIVIDEND         DIVIDEND
                                                                       ADVANTAGE        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                                                            (NMA)            (NAD)            (NXZ)            (NZF)
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
   SHARES FROM OPERATIONS                                        $   121,248,543  $   115,470,456  $    77,266,377  $   118,876,703
Adjustments to reconcile the net increase (decrease) in net
   assets applicable to Common shares from operations to net
   cash provided by (used in)operating activities:
   Purchases of investments                                          (82,196,025)     (79,636,661)     (33,168,991)     (18,387,465)
   Proceeds from sales and maturities of investments                 111,091,760       74,910,841       13,459,816       19,438,983
   Proceeds from (Purchases of) short-term investments, net                   --       19,325,000        4,680,000       (2,325,000)
   Proceeds from closed/expired futures contracts                             --               --               --        1,331,299
   Amortization (Accretion) of premiums and discounts, net            (4,873,713)      (7,063,189)      (1,614,975)       1,009,280
   (Increase) Decrease in receivable for dividends and
     interest                                                            (51,696)        (994,832)        (488,632)        (546,848)
   (Increase) Decrease in receivable for investments sold            (27,332,250)     (22,441,300)      12,500,502       (1,017,152)
   (Increase) Decrease in other assets                                  (109,649)         (77,097)          24,345         (103,933)
   Increase (Decrease) in payable for investments
     purchased                                                        19,528,605        7,274,876       (7,746,444)          11,359
   Increase (Decrease) in payable for Auction Rate
     Preferred share dividends                                           (79,546)         (53,207)              --          (52,973)
   Increase (Decrease) in payable for variation margin on
     futures contracts                                                        --               --               --         (185,250)
   Increase (Decrease) in accrued management fees                         40,887           86,341           45,385           83,713
   Increase (Decrease) in accrued other liabilities                       46,390           26,390           80,276          (72,677)
   Net realized (gain) loss from investments                             953,244          762,348        3,563,781          520,239
   Net realized (gain) loss from futures contracts                            --               --               --       (1,331,299)
   Change in net unrealized (appreciation) depreciation
     of investments                                                  (77,128,841)     (76,279,407)     (50,177,046)     (76,051,358)
   Taxes paid on undistributed capital gains                                 (15)              --         (118,199)              --
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                61,137,694       31,310,559       18,306,195       41,197,621
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in cash overdraft                                   (497,704)       2,702,217         (182,797)        (631,450)
Increase (Decrease) in floating rate obligations                      23,780,000       (2,950,000)       8,140,000       29,900,000
Cash distributions paid to Common shareholders                       (35,643,585)     (32,162,878)     (25,799,028)     (34,022,032)
(Increase) Decrease in deferred offering costs                                --               --           37,255               --
Increase (Decrease) in payable for offering cost                              --               --         (222,222)              --
Increase (Decrease) in Auction Rate Preferred shares, at
   liquidation value                                                 (48,450,000)      (5,000,000)              --      (33,825,000)
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities               (60,811,289)     (37,410,661)     (18,026,792)     (38,578,482)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                          326,405       (6,100,102)         279,403        2,619,139
Cash at the beginning of year                                                 --        6,100,102               --           74,651
------------------------------------------------------------------------------------------------------------------------------------
Cash at the End of Year                                          $       326,405  $            --  $       279,403  $     2,693,790
====================================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for interest (excluding amortization of offering costs, where applicable) was as follows:

                                                                       MUNICIPAL         DIVIDEND         DIVIDEND         DIVIDEND
                                                                       ADVANTAGE        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                                                            (NMA)            (NAD)            (NXZ)            (NZF)
------------------------------------------------------------------------------------------------------------------------------------
                                                                 $       519,599  $       453,184  $     1,670,114  $       597,338
====================================================================================================================================

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $271,443 and $126,288 for Municipal Advantage
(NMA) and Dividend Advantage 2 (NXZ), respectively.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 85

| Notes to
| Financial Statements

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Performance Plus Municipal Fund, Inc. (NPP), Nuveen Municipal Advantage Fund, Inc. (NMA), Nuveen Municipal Market Opportunity Fund, Inc. (NMO), Nuveen Dividend Advantage Municipal Fund (NAD), Nuveen Dividend Advantage Municipal Fund 2 (NXZ) and Nuveen Dividend Advantage Municipal Fund 3
(NZF) (collectively, the "Funds"). Performance Plus (NPP), Municipal Advantage
(NMA), Market Opportunity (NMO) and Dividend Advantage (NAD) are traded on the New York Stock Exchange (NYSE) while Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF) are traded on the NYSE Amex. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (the "Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds' financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities are not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2009, Performance Plus (NPP), Municipal Advantage (NMA), Market Opportunity (NMO) and Dividend Advantage (NAD) had outstanding when-issued/delayed delivery purchase commitments of $6,408,325, $19,528,605, $17,477,313 and $7,274,876,
respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Dividend income is recorded on the ex-dividend date. Dividend income is recorded on the ex-dividend date when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

86 Nuveen Investments

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Auction Rate Preferred Shares

The following Funds have issued and outstanding Auction Rate Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Auction Rate Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of October 31, 2009, the number of Auction Rate Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                   PERFORMANCE        MUNICIPAL           MARKET         DIVIDEND         DIVIDEND
                                          PLUS        ADVANTAGE      OPPORTUNITY        ADVANTAGE      ADVANTAGE 3
                                          (NPP)            (NMA)            (NMO)            (NAD)            (NZF)
-------------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                              3,507            2,457            3,649            3,550               --
   Series T                              3,506            2,457            3,648            3,549               --
   Series W                              3,505            2,456            2,920               --            3,159
   Series TH                             2,770            1,901               --            3,373            3,159
   Series F                              3,508            2,457            3,650               --            3,160
-------------------------------------------------------------------------------------------------------------------
Total                                   16,796           11,728           13,867           10,472            9,478
===================================================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Auction Rate Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Auction Rate Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Auction Rate Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Auction Rate Preferred shares.

These developments have generally not affected the management or investment policies of the Funds. However, one continuing implication of these auction failures for Common shareholders is that the Funds' cost of leverage likely has been incrementally higher at times, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may likely have been incrementally lower than they otherwise would have been. As of October 31, 2009, the aggregate amount of outstanding Auction Rate Preferred shares redeemed by each Fund is as follows:

                                   PERFORMANCE        MUNICIPAL           MARKET         DIVIDEND         DIVIDEND         DIVIDEND
                                          PLUS        ADVANTAGE      OPPORTUNITY        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                          (NPP)            (NMA)            (NMO)            (NAD)            (NXZ)            (NZF)
------------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares
   redeemed, at liquidation
   value                       $    59,100,000  $    64,800,000  $    33,325,000  $    33,200,000  $   222,000,000  $    75,050,000
====================================================================================================================================

Effective May 1, 2009, auction participation fees with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

                                                           Nuveen Investments 87

| Notes to
| Financial Statements (continued)

Variable Rate Demand Preferred Shares

On August 7, 2008, Dividend Advantage 2 (NXZ) issued 1,960 Series 1 Variable Rate Demand Preferred shares, $100,000 liquidation value per share, in a privately negotiated offering. Proceeds of this offering along with the proceeds from the Fund's creation of tender option bonds (TOBs), also known as "floaters" or floating rate obligations, were used to redeem all of the Fund's outstanding Auction Rate Preferred shares totaling $222,000,000. The Variable Rate Demand Preferred shares were offered to institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, have a maturity date of August 1, 2038 and include a liquidity feature that allows the Variable Rate Demand Preferred shareholders to have their shares purchased by the liquidity provider in the event that sell orders are not matched with purchase orders in a remarketing. Dividends on the Variable Rate Demand Preferred shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the liquidation value of the Variable Rate Demand Preferred shares approximates fair value.

Subject to certain conditions, Variable Rate Demand Preferred shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the Variable Rate Demand Preferred shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Dividend Advantage 2 (NXZ) had all $196,000,000 of its Variable Rate Demand Preferred shares outstanding during the fiscal year ended October 31, 2009, with an annualized interest rate of .73%.

For financial reporting purposes only, the liquidation value of Variable Rate Demand Preferred shares is recorded as a liability on the Statement of Assets and Liabilities and the dividends paid on the Variable Rate Demand Preferred shares are included as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. In addition to interest expense, the Fund also paid a per annum liquidity fee which is recognized as "Liquidity fees" on the Statement of Operations.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust reflected as a financing transaction," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in "Investment Income" the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as "Interest expense and amortization of offering costs" on the Statement of Operations.

During the fiscal year ended October 31, 2009, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

88 Nuveen Investments

At October 31, 2009, each Fund's maximum exposure to externally-deposited Recourse Trusts is as follows:

                                   PERFORMANCE        MUNICIPAL           MARKET         DIVIDEND         DIVIDEND         DIVIDEND
                                          PLUS        ADVANTAGE      OPPORTUNITY        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                          (NPP)            (NMA)            (NMO)            (NAD)            (NXZ)            (NZF)
------------------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse
   Trusts                      $     7,500,000  $    11,250,000  $     7,500,000  $    11,250,000  $    11,250,000  $            --
====================================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2009, were as follows:

                                   PERFORMANCE        MUNICIPAL           MARKET         DIVIDEND         DIVIDEND         DIVIDEND
                                          PLUS        ADVANTAGE      OPPORTUNITY        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                          (NPP)            (NMA)            (NMO)            (NAD)            (NXZ)            (NZF)
------------------------------------------------------------------------------------------------------------------------------------
Average floating rate
   obligations outstanding     $    43,509,819  $    58,897,682  $    45,976,096  $    53,617,767  $    24,862,486  $    63,958,171
Average annual interest rate
   and fees                               0.98%            0.88%            0.91%            0.85%            0.94%            0.93%
====================================================================================================================================

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as "Deposits with brokers for open futures contracts" on the Statement of Assets and Liabilities. Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for "Variation margin on futures contracts" on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract and is recognized as "Change in net unrealized appreciation (depreciation) of futures contracts" on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as "Net realized gain (loss) from futures contracts" on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. Dividend Advantage 3 (NZF) invested in futures contracts during the fiscal year ended October 31, 2009.

The average number of futures contracts outstanding during the fiscal year ended October 31, 2009, was as follows:

                                                                       DIVIDEND
                                                                    ADVANTAGE 3
                                                                           (NZF)
--------------------------------------------------------------------------------
Average number of futures contracts outstanding                              31*
================================================================================

* The average number of contracts is calculated based on the outstanding contracts at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Fund was not invested in futures contracts at the end of the current fiscal year.

Refer to Footnote 3 - Derivative Instruments and Hedging Activities for further details on futures contract activity.

Forward Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as "Unrealized appreciation or depreciation on forward swaps" with the change during the fiscal period recognized on the Statement of Operations as "Change in net unrealized appreciation (depreciation) of forward swaps."

                                                           Nuveen Investments 89

| Notes to
| Financial Statements (continued)

The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as "Net realized gain (loss) from forward swaps." Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. The Funds did not invest in forward interest rate swap transactions during the fiscal year ended October 31, 2009.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange's clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Nuveen Asset Management (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs

Costs incurred by Dividend Advantage 2 (NXZ) in connection with its offering of the Variable Rate Demand Preferred shares ($2,270,000) were recorded as a deferred charge which will be amortized over the 30-year life of the shares and are included as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted authoritative guidance under GAAP on determining fair value measurements. This guidance defines fair value, establishes a framework for measuring fair value in GAAP and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

90 Nuveen Investments

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of October 31, 2009:

PERFORMANCE PLUS (NPP)                 LEVEL 1          LEVEL 2          LEVEL 3           TOTAL
-------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds             $            --  $ 1,311,136,145  $            --  $ 1,311,136,145
=================================================================================================

MUNICIPAL ADVANTAGE (NMA)              LEVEL 1          LEVEL 2          LEVEL 3            TOTAL
-------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds             $            --  $   948,796,834  $            --  $   948,796,834
=================================================================================================

MARKET OPPORTUNITY (NMO)               LEVEL 1          LEVEL 2          LEVEL 3            TOTAL
-------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds             $            --  $   997,616,000  $            --  $   997,616,000
=================================================================================================

DIVIDEND ADVANTAGE (NAD)               LEVEL 1          LEVEL 2          LEVEL 3            TOTAL
-------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds             $            --  $   835,953,168  $            --  $   835,953,168
   Investment Companies                510,013               --               --          510,013
-------------------------------------------------------------------------------------------------
Total                          $       510,013  $   835,953,168  $            --  $   836,463,181
=================================================================================================

DIVIDEND ADVANTAGE 2 (NXZ)             LEVEL 1          LEVEL 2          LEVEL 3            TOTAL
=================================================================================================
Investments:
   Municipal Bonds             $            --  $   636,448,449  $            --  $   636,448,449
=================================================================================================

DIVIDEND ADVANTAGE 3 (NZF)             LEVEL 1          LEVEL 2          LEVEL 3            TOTAL
-------------------------------------------------------------------------------------------------
Investments:
   Municipal Bonds             $            --  $   863,883,204  $            --  $   863,883,204
   Investment Companies              3,269,535               --               --        3,269,535
   Short-Term Investments                   --        2,325,000               --        2,325,000
-------------------------------------------------------------------------------------------------
Total                          $     3,269,535  $   866,208,204  $            --  $   869,477,739
=================================================================================================

3. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

During the current fiscal period, the Funds adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund's financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, under this guidance they are considered to be non-hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 - General Information and Significant Accounting Policies.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended October 31, 2009, on derivative instruments, as well as the primary risk exposure associated with each. Dividend Advantage 3 (NZF) invested in derivative instruments during the fiscal year ended October 31, 2009. None of the Funds had derivative contracts outstanding at October 31, 2009.

                                                                                         DIVIDEND
NET REALIZED GAIN (LOSS) FROM FUTURES CONTRACTS                                  ADVANTAGE 3 (NZF)
--------------------------------------------------------------------------------------------------
RISK EXPOSURE
   Interest Rate                                                                $       1,331,299
==================================================================================================

                                                                                         DIVIDEND
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) OF FUTURES CONTRACTS        ADVANTAGE 3 (NZF)
--------------------------------------------------------------------------------------------------
RISK EXPOSURE
   Interest Rate                                                                $         679,241
==================================================================================================

                                                           Nuveen Investments 91

| Notes to
| Financial Statements (continued)

4. FUND SHARES

Common Shares

Since the inception of the Funds' repurchase program, the Funds have not repurchased any of their outstanding common shares.

Transactions in Common shares were as follows:

                                                                            MUNICIPAL                          MARKET
                                    PERFORMANCE PLUS (NPP)               ADVANTAGE (NMA)                  OPPORTUNITY (NMO)
                               --------------------------------  --------------------------------  ---------------------------------
                                          YEAR             YEAR             YEAR             YEAR             YEAR             YEAR
                                         ENDED            ENDED            ENDED            ENDED            ENDED            ENDED
                                      10/31/09         10/31/08         10/31/09         10/31/08         10/31/09         10/31/08
------------------------------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of
   distributions                            --               --           20,548               --               --               --
====================================================================================================================================

                                            DIVIDEND                        DIVIDEND                          DIVIDEND
                                        ADVANTAGE (NAD)                 ADVANTAGE 2 (NXZ)                 ADVANTAGE 3 (NZF)
                               --------------------------------  --------------------------------  ---------------------------------
                                          YEAR             YEAR             YEAR             YEAR             YEAR             YEAR
                                         ENDED            ENDED            ENDED            ENDED            ENDED            ENDED
                                      10/31/09         10/31/08         10/31/09         10/31/08         10/31/09         10/31/08
------------------------------------------------------------------------------------------------------------------------------------
Common shares issued to
   shareholders due to
   reinvestment of
   distributions                            --               --           10,026           29,827               --               --
====================================================================================================================================

Preferred Shares

Transactions in Auction Rate Preferred shares were as follows:

                                                PERFORMANCE PLUS (NPP)                             MUNICIPAL ADVANTAGE (NMA)
                                    ----------------------------------------------   -----------------------------------------------
                                             YEAR                     YEAR                    YEAR                    YEAR
                                             ENDED                    ENDED                   ENDED                   ENDED
                                           10/31/09                 10/31/08                10/31/09                10/31/08
                                    ------------------------------------------------------------------------------------------------
                                     SHARES          AMOUNT   SHARES        AMOUNT   SHARES         AMOUNT   SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares
redeemed:
   Series M                             165    $  4,125,000      328  $  8,200,000      406   $ 10,150,000      137    $  3,425,000
   Series T                             165       4,125,000      329     8,225,000      406     10,150,000      137       3,425,000
   Series W                             166       4,150,000      329     8,225,000      407     10,175,000      137       3,425,000
   Series TH                            130       3,250,000      260     6,500,000      313      7,825,000      106       2,650,000
   Series F                             164       4,100,000      328     8,200,000      406     10,150,000      137       3,425,000
------------------------------------------------------------------------------------------------------------------------------------
Total                                   790    $ 19,750,000    1,574  $ 39,350,000    1,938   $ 48,450,000      654    $ 16,350,000
====================================================================================================================================

                                                  MARKET OPPORTUNITY (NMO)                         DIVIDEND ADVANTAGE (NAD)
                                    ----------------------------------------------   -----------------------------------------------
                                             YEAR                     YEAR                    YEAR                    YEAR
                                             ENDED                    ENDED                   ENDED                   ENDED
                                           10/31/09                 10/31/08                10/31/09                10/31/08
                                    ------------------------------------------------------------------------------------------------
                                     SHARES          AMOUNT   SHARES        AMOUNT   SHARES         AMOUNT   SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares
redeemed:
   Series M                             158    $  3,950,000      193  $  4,825,000       68    $ 1,700,000      382    $  9,550,000
   Series T                             159       3,975,000      193     4,825,000       68      1,700,000      383       9,575,000
   Series W                             126       3,150,000      154     3,850,000       --             --       --              --
   Series TH                             --              --       --            --       64      1,600,000      363       9,075,000
   Series F                             157       3,925,000      193     4,825,000       --             --       --              --
------------------------------------------------------------------------------------------------------------------------------------
Total                                   600    $ 15,000,000      733  $ 18,325,000      200    $ 5,000,000    1,128    $ 28,200,000
====================================================================================================================================

92 Nuveen Investments

                                                DIVIDEND ADVANTAGE 2 (NXZ)                 DIVIDEND ADVANTAGE 3 (NZF)
                                    ----------------------------------------------   -----------------------------------------------
                                             YEAR                     YEAR                    YEAR                    YEAR
                                             ENDED                    ENDED                   ENDED                   ENDED
                                           10/31/09                 10/31/08                10/31/09                10/31/08
                                    ------------------------------------------------------------------------------------------------
                                     SHARES          AMOUNT   SHARES         AMOUNT  SHARES         AMOUNT   SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares
redeemed:
   Series M                            N/A          N/A        3,000  $  75,000,000      --   $         --       --    $         --
   Series T                            N/A          N/A        3,000     75,000,000      --             --       --              --
   Series W                            N/A          N/A           --             --     451     11,275,000      550      13,750,000
   Series TH                           N/A          N/A           --             --     451     11,275,000      550      13,750,000
   Series F                            N/A          N/A        2,880     72,000,000     451     11,275,000      549      13,725,000
------------------------------------------------------------------------------------------------------------------------------------
Total                                                          8,880  $ 222,000,000   1,353   $ 33,825,000    1,649    $ 41,225,000
====================================================================================================================================

N/A - All $222,000,000 of the Fund's Auction Rate Preferred shares were redeemed during the fiscal year ended October 31, 2008.

Transactions in Variable Rate Demand Preferred shares were as follows:

                                               DIVIDEND ADVANTAGE 2 (NXZ)
                                    -----------------------------------------------
                                              YEAR                    YEAR
                                              ENDED                   ENDED
                                            10/31/09                10/31/08
                                    -----------------------------------------------
                                     SHARES          AMOUNT   SHARES         AMOUNT
-----------------------------------------------------------------------------------
Variable Rate Demand Preferred
   shares issued:
   Series 1                              --       $      --    1,960  $ 196,000,000
===================================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended October 31, 2009, were as follows:

                                   PERFORMANCE        MUNICIPAL           MARKET         DIVIDEND         DIVIDEND         DIVIDEND
                                          PLUS        ADVANTAGE      OPPORTUNITY        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                          (NPP)            (NMA)            (NMO)            (NAD)            (NXZ)            (NZF)
------------------------------------------------------------------------------------------------------------------------------------
Purchases                      $    78,074,792  $    82,196,025  $    99,549,963  $    79,636,661  $    33,168,991  $    18,387,465
Sales and maturities                96,603,731      111,091,760      118,781,903       74,910,841       13,459,816       19,438,983
====================================================================================================================================

6. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2009, the cost of investments was as follows:

                                   PERFORMANCE        MUNICIPAL           MARKET         DIVIDEND         DIVIDEND         DIVIDEND
                                          PLUS        ADVANTAGE      OPPORTUNITY        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                          (NPP)            (NMA)            (NMO)            (NAD)            (NXZ)            (NZF)
------------------------------------------------------------------------------------------------------------------------------------
Cost of investments            $ 1,246,688,313  $   887,112,184  $   962,582,230  $   791,061,909  $   604,070,661  $   803,762,493
====================================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2009, were as follows:

                                   PERFORMANCE        MUNICIPAL           MARKET         DIVIDEND         DIVIDEND         DIVIDEND
                                          PLUS        ADVANTAGE      OPPORTUNITY        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                          (NPP)            (NMA)            (NMO)            (NAD)            (NXZ)            (NZF)
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                $    69,322,967  $    37,889,272  $    46,796,282  $    39,580,694  $    35,816,524  $    30,100,078
   Depreciation                    (47,817,816)     (43,913,869)     (60,507,164)     (45,786,360)     (30,106,102)     (40,241,415)
------------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation)of
   investments                 $    21,505,151  $    (6,024,597) $   (13,710,882) $    (6,205,666) $     5,710,422  $   (10,141,337)
====================================================================================================================================

                                                           Nuveen Investments 93

| Notes to
| Financial Statements (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2009, the Funds' tax year end, were as follows:

                                   PERFORMANCE        MUNICIPAL           MARKET         DIVIDEND         DIVIDEND         DIVIDEND
                                          PLUS        ADVANTAGE      OPPORTUNITY        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                          (NPP)            (NMA)            (NMO)            (NAD)            (NXZ)            (NZF)
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt
   income *                    $    14,778,549  $    10,307,023  $    11,839,667  $     8,600,550  $     4,767,927  $     9,202,532
Undistributed net ordinary
   income **                            22,973           63,544              665               --          431,904          830,858
Undistributed net long-term
   capital gains                       863,865        3,011,399               --               --               --        1,900,388
====================================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2009, paid on November 2, 2009.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended October 31, 2009 and October 31, 2008, was designated for purposes of the dividends paid deduction as follows:

                                   PERFORMANCE        MUNICIPAL           MARKET         DIVIDEND         DIVIDEND         DIVIDEND
                                          PLUS        ADVANTAGE      OPPORTUNITY        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
2009                                      (NPP)            (NMA)            (NMO)            (NAD)            (NXZ)            (NZF)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income ***       $    50,061,453  $    38,441,112  $    39,112,569  $    34,327,038  $    27,368,520  $    35,861,517
Distributions from net
   ordinary income **                   60,857          126,563               --               --               --          312,544
Distributions from net
   long-term capital
   gains ****                               --               --               --               --               --               --
====================================================================================================================================

                                   PERFORMANCE        MUNICIPAL           MARKET         DIVIDEND         DIVIDEND         DIVIDEND
                                          PLUS        ADVANTAGE      OPPORTUNITY        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
2008                                      (NPP)            (NMA)            (NMO)            (NAD)            (NXZ)            (NZF)
------------------------------------------------------------------------------------------------------------------------------------
Distributions from net
   tax-exempt income           $    58,938,252  $    46,196,128  $    47,134,373  $    40,676,616  $    33,466,437  $    42,267,778
Distributions from net
   ordinary income **                       --               --               --          171,088               --               --
Distributions from net
   long-term capital gains                  --        1,389,990               --               --               --               --
====================================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

*** The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2009, as Exempt Interest Dividends.

**** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2009.

At October 31, 2009, the Funds' tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                        MARKET         DIVIDEND        DIVIDEND
                                   OPPORTUNITY        ADVANTAGE     ADVANTAGE 2
                                          (NMO)            (NAD)           (NXZ)
--------------------------------------------------------------------------------
Expiration:
   October 31, 2011            $     4,216,771  $     4,594,300  $           --
   October 31, 2012                    973,824               --              --
   October 31, 2013                         --          104,762              --
   October 31, 2014                  3,141,529               --       1,425,745
   October 31, 2015                  1,902,879               --         961,027
   October 31, 2016                  1,398,166               --              --
   October 31, 2017                         --          424,278              --
--------------------------------------------------------------------------------
Total                          $    11,633,169  $     5,123,340  $    2,386,772
================================================================================

7. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

94 Nuveen Investments

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

                                                          PERFORMANCE PLUS (NPP)
                                                       MUNICIPAL ADVANTAGE (NMA)
                                                        MARKET OPPORTUNITY (NMO)
AVERAGE DAILY NET ASSETS(1)                                 FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                                        DIVIDEND ADVANTAGE (NAD)
                                                      DIVIDEND ADVANTAGE 2 (NXZ)
                                                      DIVIDEND ADVANTAGE 3 (NZF)
AVERAGE DAILY NET ASSETS(1)                                 FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of October 31, 2009, the complex-level fee rate was .1907%.

The complex-level fee schedule is as follows:

COMPLEX-LEVEL NET ASSET                                       EFFECTIVE RATE AT
BREAKPOINT LEVEL(1)                                            BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

                                                           Nuveen Investments 95

| Notes to
| Financial Statements (continued)

For the first ten years of Dividend Advantage's (NAD) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                        YEAR ENDING
JULY 31,                                           JULY 31,
--------------------------------------------------------------------------------
1999*                     .30%                     2005                     .25%
2000                      .30                      2006                     .20
2001                      .30                      2007                     .15
2002                      .30                      2008                     .10
2003                      .30                      2009                     .05
2004                      .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage (NAD) for any portion of its fees and expenses beyond July 31, 2009.

For the first ten years of Dividend Advantage 2's (NXZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                        YEAR ENDING
MARCH 31,                                          MARCH 31,
--------------------------------------------------------------------------------
2001*                     .30%                     2007                     .25%
2002                      .30                      2008                     .20
2003                      .30                      2009                     .15
2004                      .30                      2010                     .10
2005                      .30                      2011                     .05
2006                      .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage 2 (NXZ) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of Dividend Advantage 3's (NZF) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                        YEAR ENDING
SEPTEMBER 30,                                      SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                     .30%                     2007                     .25%
2002                      .30                      2008                     .20
2003                      .30                      2009                     .15
2004                      .30                      2010                     .10
2005                      .30                      2011                     .05
2006                      .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage 3 (NZF) for any portion of its fees and expenses beyond September 30, 2011.

8. NEW ACCOUNTING STANDARDS

Accounting for Transfers of Financial Assets

During June 2009, the FASB issued changes to the authoritative guidance under GAAP on accounting for transfers of financial assets. The objective of this guidance is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor's continuing involvement, if any, in transferred financial assets.

This guidance is effective as of the beginning of each reporting entity's first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Earlier application is prohibited. The recognition and measurement provisions of this guidance must be applied to transfers occurring on or after the effective date. Additionally, the disclosure provisions of this guidance should be applied to transfers that occurred both before and after the effective date of this guidance. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and disclosures, if any.

96 Nuveen Investments

9. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 1, 2009, to shareholders of record on November 15, 2009, as follows:

                                   PERFORMANCE        MUNICIPAL           MARKET         DIVIDEND         DIVIDEND         DIVIDEND
                                          PLUS        ADVANTAGE      OPPORTUNITY        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                          (NPP)            (NMA)            (NMO)            (NAD)            (NXZ)            (NZF)
------------------------------------------------------------------------------------------------------------------------------------
Dividend per share             $         .0720  $         .0760  $         .0740  $         .0740  $         .0780  $         .0745
====================================================================================================================================

Evaluation Date

In May 2009, the FASB issued changes to authoritative guidance under GAAP for subsequent events. This guidance requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. This guidance is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. This guidance requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date - that is, whether that date represents the date the financial statements were issued or were available to be issued. This guidance is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through December 28, 2009, which is the date the financial statements were issued.

                                                           Nuveen Investments 97

| Financial
| Highlights

Selected data for a Common share outstanding throughout each period:

                                                                       INVESTMENT OPERATIONS
                                            --------------------------------------------------------------------------
                                                                          DISTRIBUTIONS     DISTRIBUTIONS
                                                                               FROM NET              FROM
                                                                             INVESTMENT           CAPITAL
                               BEGINNING                                      INCOME TO          GAINS TO
                                  COMMON                          NET      AUCTION RATE      AUCTION RATE
                                   SHARE           NET      REALIZED/         PREFERRED         PREFERRED
                               NET ASSET    INVESTMENT     UNREALIZED            SHARE-            SHARE-
                                   VALUE        INCOME     GAIN (LOSS)          HOLDERS+          HOLDERS+       TOTAL
-----------------------------------------------------------------------------------------------------------------------
PERFORMANCE PLUS (NPP)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                           $   12.69    $     1.03    $      1.65    $         (.06)   $           --    $    2.62
2008                               15.22          1.02          (2.56)             (.29)               --        (1.83)
2007                               15.78           .99           (.47)             (.27)             (.01)         .24
2006                               15.51          1.00            .38              (.25)               --         1.13
2005                               15.87          1.02           (.26)             (.16)               --          .60

MUNICIPAL ADVANTAGE (NMA)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                               12.12          1.10           1.76              (.06)               --         2.80
2008                               15.20          1.08          (3.06)             (.30)             (.01)       (2.29)
2007                               15.88          1.07           (.63)             (.29)               --          .15
2006                               15.70          1.08            .27              (.26)               --         1.09
2005                               16.02          1.09           (.24)             (.16)               --          .69
=======================================================================================================================

                                          LESS DISTRIBUTIONS
                               ---------------------------------------
                                       NET
                                INVESTMENT       CAPITAL                       ENDING
                                 INCOME TO      GAINS TO                       COMMON
                                    COMMON        COMMON                        SHARE        ENDING
                                    SHARE-        SHARE-                    NET ASSET        MARKET
                                   HOLDERS       HOLDERS         TOTAL          VALUE         VALUE
----------------------------------------------------------------------------------------------------
PERFORMANCE PLUS (NPP)
----------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                           $      (.79)   $       --    $     (.79)   $     14.52    $    13.48
2008                                  (.70)           --          (.70)         12.69         11.50
2007                                  (.75)         (.05)         (.80)         15.22         13.59
2006                                  (.84)         (.02)         (.86)         15.78         15.09
2005                                  (.94)         (.02)         (.96)         15.51         14.43

MUNICIPAL ADVANTAGE (NMA)
----------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                  (.84)           --          (.84)         14.08         13.41
2008                                  (.77)         (.02)         (.79)         12.12         11.41
2007                                  (.83)           --          (.83)         15.20         13.95
2006                                  (.90)         (.01)         (.91)         15.88         15.85
2005                                 (1.00)         (.01)        (1.01)         15.70         15.19
====================================================================================================

                                             AUCTION RATE PREFERRED SHARES
                                                   AT END OF PERIOD
                               -------------------------------------------------------
                                     AGGREGATE           LIQUIDATION
                                        AMOUNT            AND MARKET             ASSET
                                   OUTSTANDING                 VALUE          COVERAGE
                                         (000)             PER SHARE         PER SHARE
---------------------------------------------------------------------------------------
PERFORMANCE PLUS (NPP)
---------------------------------------------------------------------------------------
Year Ended 10/31:
2009                           $       419,900     $          25,000     $      76,790
2008                                   439,650                25,000            68,244
2007                                   479,000                25,000            72,603
2006                                   479,000                25,000            74,333
2005                                   479,000                25,000            73,515

MUNICIPAL ADVANTAGE (NMA)
---------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                   293,200                25,000            76,911
2008                                   341,650                25,000            63,314
2007                                   358,000                25,000            70,866
2006                                   358,000                25,000            72,743
2005                                   358,000                25,000            72,184
=======================================================================================

98 Nuveen Investments

                                                                          RATIOS/SUPPLEMENTAL DATA
                                                        --------------------------------------------------------------
                                                                               RATIOS TO AVERAGE NET ASSETS
                                                                                APPLICABLE TO COMMON SHARES
                                    TOTAL RETURNS                                   BEFORE REIMBURSEMENT
                               ----------------------                  -----------------------------------------------
                                                BASED        ENDING
                                                   ON           NET
                                   BASED       COMMON        ASSETS
                                      ON    SHARE NET    APPLICABLE         EXPENSES         EXPENSES              NET
                                  MARKET        ASSET     TO COMMON        INCLUDING        EXCLUDING       INVESTMENT
                                   VALUE*       VALUE* SHARES (000)        I NTEREST++(a)    INTEREST++         INCOME++
-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE PLUS (NPP)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                               24.78%       21.20%  $    869,873            1.23%            1.18%            7.59%
2008                              (10.71)      (12.49)       760,496            1.25             1.17             6.96
2007                               (4.97)        1.53        912,066            1.16             1.14             6.38
2006                               10.78         7.50        945,222            1.15             1.15             6.44
2005                                3.02         3.83        929,544            1.15             1.15             6.45

MUNICIPAL ADVANTAGE (NMA)
-------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                               25.70%       23.89%       608,813            1.31             1.22             8.51
2008                              (13.16)      (15.65)       523,602            1.38             1.21             7.50
2007                               (7.08)        1.06        656,806            1.40             1.17             6.87
2006                               10.68         7.16        683,675            1.18             1.18             6.92
2005                                3.29         4.42        675,678            1.17             1.17             6.81
=========================================================================================================================

                                                     RATIOS/SUPPLEMENTAL DATA
                               -------------------------------------------------------------------
                                        RATIOS TO AVERAGE NET ASSETS
                                         APPLICABLE TO COMMON SHARES
                                            AFTER REIMBURSEMENT**
                               ---------------------------------------------------
                                       EXPENSES           EXPENSES             NET       PORTFOLIO
                                      INCLUDING          EXCLUDING      INVESTMENT        TURNOVER
                                       INTEREST++(a)      INTEREST++        INCOME++          RATE
---------------------------------------------------------------------------------------------------
PERFORMANCE PLUS (NPP)
---------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                       1.23%              1.18%           7.59%              6%
2008                                       1.25               1.17            6.96               9
2007                                       1.16               1.14            6.38               6
2006                                       1.15               1.15            6.44               9
2005                                       1.15               1.15            6.45               6

MUNICIPAL ADVANTAGE (NMA)
---------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                       1.31               1.22            8.51               9
2008                                       1.38               1.21            7.50              13
2007                                       1.40               1.17            6.87              10
2006                                       1.18               1.18            6.92              11
2005                                       1.17               1.17            6.81               8
===================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 99

| Financial
| Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                                                                INVESTMENT OPERATIONS
                                                ----------------------------------------------------------------------------------
                                                                                    DISTRIBUTIONS      DISTRIBUTIONS
                                                                                         FROM NET               FROM
                                                                                       INVESTMENT            CAPITAL
                                   BEGINNING                                            INCOME TO           GAINS TO
                                      COMMON                              NET        AUCTION RATE       AUCTION RATE
                                       SHARE             NET        REALIZED/           PREFERRED          PREFERRED
                                   NET ASSET      INVESTMENT       UNREALIZED              SHARE-             SHARE-
                                       VALUE          INCOME       GAIN (LOSS)            HOLDERS+           HOLDERS+        TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
MARKET OPPORTUNITY (NMO)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                           $       12.23    $       1.10    $        1.13    $           (.06)   $            --    $     2.17
2008                                   14.83            1.03            (2.59)               (.31)                --         (1.87)
2007                                   15.41            1.04             (.56)               (.30)                --           .18
2006                                   15.14            1.02              .34                (.26)                --          1.10
2005                                   15.48            1.03             (.29)               (.16)                --           .58

DIVIDEND ADVANTAGE (NAD)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                   11.77            1.07             1.93                (.05)                --          2.95
2008                                   14.90            1.05            (3.14)               (.27)                --         (2.36)
2007                                   15.54            1.04             (.60)               (.27)                --           .17
2006                                   15.28            1.04              .32                (.24)                --          1.12
2005                                   15.62            1.06             (.25)               (.15)                --           .66
===================================================================================================================================

                                         LESS DISTRIBUTIONS
                               -----------------------------------------
                                        NET
                                 INVESTMENT        CAPITAL                       ENDING
                                  INCOME TO       GAINS TO                       COMMON
                                     COMMON         COMMON                        SHARE        ENDING
                                     SHARE-         SHARE-                    NET ASSET        MARKET
                                    HOLDERS        HOLDERS         TOTAL          VALUE         VALUE
------------------------------------------------------------------------------------------------------
MARKET OPPORTUNITY (NMO)
------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                           $       (.81)   $        --    $     (.81)   $     13.59    $    13.32
2008                                   (.73)            --          (.73)         12.23         11.52
2007                                   (.76)            --          (.76)         14.83         13.53
2006                                   (.83)            --          (.83)         15.41         15.00
2005                                   (.92)            --          (.92)         15.14         14.19

DIVIDEND ADVANTAGE (NAD)
------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                   (.83)            --          (.83)         13.89         12.89
2008                                   (.77)            --          (.77)         11.77         10.72
2007                                   (.81)            --          (.81)         14.90         13.63
2006                                   (.86)            --          (.86)         15.54         15.30
2005                                  (1.00)            --         (1.00)         15.28         14.58
======================================================================================================

                                          AUCTION RATE PREFERRED SHARES
                                                 AT END OF PERIOD
                               ---------------------------------------------------
                                     AGGREGATE        LIQUIDATION
                                        AMOUNT         AND MARKET            ASSET
                                   OUTSTANDING              VALUE         COVERAGE
                                         (000)          PER SHARE        PER SHARE
-----------------------------------------------------------------------------------
MARKET OPPORTUNITY (NMO)
-----------------------------------------------------------------------------------
Year Ended 10/31:
2009                           $       346,675    $        25,000    $      69,661
2008                                   361,675             25,000           63,525
2007                                   380,000             25,000           69,446
2006                                   380,000             25,000           71,155
2005                                   380,000             25,000           70,374

DIVIDEND ADVANTAGE (NAD)
-----------------------------------------------------------------------------------
Year Ended 10/31:
2009                                   261,800             25,000           77,095
2008                                   266,800             25,000           68,343
2007                                   295,000             25,000           74,618
2006                                   295,000             25,000           76,722
2005                                   295,000             25,000           75,838
===================================================================================

100 Nuveen Investments

                                                                              RATIOS/SUPPLEMENTAL DATA
                                                              -------------------------------------------------------------
                                                                                     RATIOS TO AVERAGE NET ASSETS
                                                                                      APPLICABLE TO COMMON SHARES
                                     TOTAL RETURNS                                       BEFORE REIMBURSEMENT
                               -------------------------                      ---------------------------------------------
                                                   BASED            ENDING
                                                      ON               NET
                                   BASED          COMMON            ASSETS
                                      ON       SHARE NET        APPLICABLE      EXPENSES          EXPENSES              NET
                                  MARKET           ASSET         TO COMMON     INCLUDING         EXCLUDING       INVESTMENT
                                   VALUE*          VALUE*     SHARES (000)      INTEREST++(a)     INTEREST++         INCOME++
------------------------------------------------------------------------------------------------------------------------------
MARKET OPPORTUNITY (NMO)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                               23.67%          18.30%   $      619,319          1.32%             1.25%            8.58%
2008                               (9.87)         (13.07)          557,346          1.36              1.23             7.33
2007                               (5.00)           1.20           675,577          1.38              1.19             6.87
2006                               11.92            7.49           701,559          1.19              1.19             6.73
2005                                4.70            3.78           689,682          1.19              1.19             6.66

DIVIDEND ADVANTAGE (NAD)
------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                               28.86           25.78           545,534          1.26              1.17             8.38
2008                              (16.46)         (16.42)          462,554          1.36              1.15             7.33
2007                               (5.96)           1.10           585,496          1.24              1.13             6.60
2006                               11.19            7.59           610,316          1.12              1.12             6.54
2005                                1.77            4.27           599,887          1.17              1.17             6.48
==============================================================================================================================

                                                   RATIOS/SUPPLEMENTAL DATA
                               --------------------------------------------------------------------
                                         RATIOS TO AVERAGE NET ASSETS
                                          APPLICABLE TO COMMON SHARES
                                             AFTER REIMBURSEMENT**
                               ---------------------------------------------------
                                       EXPENSES           EXPENSES             NET        PORTFOLIO
                                      INCLUDING          EXCLUDING      INVESTMENT         TURNOVER
                                       INTEREST++(a)      INTEREST++        INCOME++           RATE
----------------------------------------------------------------------------------------------------
MARKET OPPORTUNITY (NMO)
----------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                       1.32%              1.25%           8.58%              10%
2008                                       1.36               1.23            7.33                8
2007                                       1.38               1.19            6.87                5
2006                                       1.19               1.19            6.73               14
2005                                       1.19               1.19            6.66                7

DIVIDEND ADVANTAGE (NAD)
----------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                       1.21               1.12            8.43                9
2008                                       1.22               1.02            7.46               11
2007                                       1.03                .92            6.81               11
2006                                        .85                .85            6.81                8
2005                                        .81                .81            6.83               11
====================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares.

(a) The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 101

| Financial
| Highlights (continued)

Selected data for a Common share outstanding throughout each period:

                                                                               INVESTMENT OPERATIONS
                                               ----------------------------------------------------------------------------------
                                                                                   DISTRIBUTIONS      DISTRIBUTIONS
                                                                                        FROM NET               FROM
                                                                                      INVESTMENT            CAPITAL
                                  BEGINNING                                            INCOME TO           GAINS TO
                                     COMMON                              NET        AUCTION RATE       AUCTION RATE
                                      SHARE             NET        REALIZED/           PREFERRED          PREFERRED
                                  NET ASSET      INVESTMENT       UNREALIZED              SHARE-             SHARE-
                                      VALUE          INCOME      GAIN (LOSS)             HOLDERS+           HOLDERS+        TOTAL
----------------------------------------------------------------------------------------------------------------------------------
DIVIDEND ADVANTAGE 2 (NXZ)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                           $      12.71    $       1.04    $        1.59    $             --    $            --    $     2.63
2008                                  15.55            1.05            (2.81)               (.20)                --         (1.96)
2007                                  16.02            1.13             (.43)               (.27)                --           .43
2006                                  15.80            1.12              .32                (.24)                --          1.20
2005                                  15.63            1.13              .22                (.15)                --          1.20

DIVIDEND ADVANTAGE 3 (NZF)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                  12.10            1.08             1.91                (.05)                --          2.94
2008                                  15.03            1.06            (2.95)               (.27)                --         (2.16)
2007                                  15.54            1.07             (.44)               (.27)              (.01)          .35
2006                                  15.32            1.07              .29                (.24)                --          1.12
2005                                  15.36            1.06              .01                (.15)                --           .92
==================================================================================================================================

                                          LESS DISTRIBUTIONS
                               ---------------------------------------
                                        NET
                                 INVESTMENT       CAPITAL                       ENDING
                                  INCOME TO      GAINS TO                       COMMON
                                     COMMON        COMMON                        SHARE        ENDING
                                     SHARE-        SHARE-                    NET ASSET        MARKET
                                    HOLDERS       HOLDERS        TOTAL           VALUE         VALUE
-----------------------------------------------------------------------------------------------------
DIVIDEND ADVANTAGE 2 (NXZ)
-----------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                           $       (.89)   $       --    $    (.89)   $      14.45    $    14.14
2008                                   (.88)           --         (.88)          12.71         12.35
2007                                   (.90)           --         (.90)          15.55         15.48
2006                                   (.98)           --         (.98)          16.02         16.50
2005                                  (1.03)           --        (1.03)          15.80         15.64

DIVIDEND ADVANTAGE 3 (NZF)
-----------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                   (.85)           --         (.85)          14.19         13.38
2008                                   (.77)           --         (.77)          12.10         10.72
2007                                   (.84)         (.02)        (.86)          15.03         13.85
2006                                   (.90)           --         (.90)          15.54         15.88
2005                                   (.96)           --         (.96)          15.32         14.41
=====================================================================================================

                                    AUCTION RATE PREFERRED SHARES          VARIABLE RATE DEMAND PREFERRED SHARES
                                          AT END OF PERIOD                            AT END OF PERIOD
                               ---------------------------------------   ----------------------------------------
                                 AGGREGATE   LIQUIDATION                   AGGREGATE     LIQUIDATION
                                    AMOUNT    AND MARKET         ASSET        AMOUNT      AND MARKET        ASSET
                               OUTSTANDING         VALUE      COVERAGE   OUTSTANDING           VALUE     COVERAGE
                                     (000)     PER SHARE     PER SHARE         (000)       PER SHARE    PER SHARE
------------------------------------------------------------------------------------------------------------------
DIVIDEND ADVANTAGE 2 (NXZ)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                           $        --   $        --   $        --   $   196,000   $     100,000   $  316,966
2008                                    --            --            --       196,000         100,000      290,785
2007                               222,000        25,000        76,463            --              --           --
2006                               222,000        25,000        77,949            --              --           --
2005                               222,000        25,000        77,124            --              --           --

DIVIDEND ADVANTAGE 3 (NZF)
------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                               236,950        25,000        85,465            --              --           --
2008                               270,775        25,000        70,108            --              --           --
2007                               312,000        25,000        73,630            --              --           --
2006                               312,000        25,000        75,227            --              --           --
2005                               312,000        25,000        74,468            --              --           --
==================================================================================================================

102 Nuveen Investments

                                                                           RATIOS/SUPPLEMENTAL DATA
                                                              -----------------------------------------------------
                                                                                RATIOS TO AVERAGE NET ASSETS
                                                                                APPLICABLE TO COMMON SHARES
                                    TOTAL RETURNS                                   BEFORE REIMBURSEMENT
                               -----------------------                   ------------------------------------------
                                                 BASED          ENDING
                                                    ON             NET
                                   BASED        COMMON          ASSETS
                                      ON     SHARE NET      APPLICABLE     EXPENSES        EXPENSES             NET
                                  MARKET         ASSET       TO COMMON    INCLUDING       EXCLUDING      INVESTMENT
                                   VALUE*        VALUE*   SHARES (000)     INTEREST++(a)   INTEREST++        INCOME++
----------------------------------------------------------------------------------------------------------------------
DIVIDEND ADVANTAGE 2 (NXZ)
----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                               22.63%        21.41%  $     425,253         1.91%           1.47%           7.59%
2008                              (15.21)       (13.23)        373,940         1.71            1.22            6.82
2007                                (.78)         2.76         456,992         1.25            1.11            6.83
2006                               11.95          7.86         470,189         1.11            1.11            6.70
2005                                8.58          7.83         462,862         1.12            1.12            6.66

DIVIDEND ADVANTAGE 3 (NZF)
----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                               33.89%        25.08%        573,088         1.26            1.15            7.98
2008                              (17.85)       (14.99)        488,561         1.34            1.15            7.08
2007                               (7.72)         2.31         606,908         1.32            1.13            6.65
2006                               16.90          7.57         626,836         1.13            1.13            6.51
2005                                6.11          6.09         617,358         1.13            1.13            6.39
======================================================================================================================

                                                 RATIOS/SUPPLEMENTAL DATA
                               ------------------------------------------------------------
                                       RATIOS TO AVERAGE NET ASSETS
                                       APPLICABLE TO COMMON SHARES
                                          AFTER REIMBURSEMENT**
                               ----------------------------------------------
                                   EXPENSES          EXPENSES             NET     PORTFOLIO
                                  INCLUDING         EXCLUDING      INVESTMENT      TURNOVER
                                   INTEREST++(a)     INTEREST++        INCOME++        RATE
--------------------------------------------------------------------------------------------
DIVIDEND ADVANTAGE 2 (NXZ)
--------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                   1.73%             1.29%           7.77%            2%
2008                                   1.45               .96            7.08            10
2007                                    .93               .79            7.16             5
2006                                    .72               .72            7.09             5
2005                                    .68               .68            7.11             2

DIVIDEND ADVANTAGE 3 (NZF)
--------------------------------------------------------------------------------------------
Year Ended 10/31:
2009                                   1.04              0.92            8.20             2
2008                                   1.04               .85            7.37             7
2007                                    .94               .76            7.02            14
2006                                    .68               .68            6.96             9
2005                                    .69               .69            6.83             3
============================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

** After expense reimbursement from Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund's net cash on deposit with the custodian bank, where applicable.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, where applicable.

(a) The expense ratios in the above table reflect, among other things, payments to Variable Rate Demand Preferred shareholders and the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 103

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds (referred to herein as "independent board members") has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                            NUMBER              PRINCIPAL
                                                          YEAR FIRST        OF PORTFOLIOS       OCCUPATION(S)
      NAME,                                               ELECTED OR        IN FUND COMPLEX     INCLUDING OTHER
      BIRTHDATE                    POSITION(S) HELD       APPOINTED         OVERSEEN BY         DIRECTORSHIPS
      & ADDRESS                    WITH THE FUNDS         AND TERM(1)       BOARD MEMBER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o     ROBERT P. BREMNER                                                                         Private Investor and Management
      8/22/40                      Chairman of                                                  Consultant; Treasurer and Director,
      333 W. Wacker Drive          the Board              1997              198                 Humanities Council of Washington
      Chicago, IL 60606            and Board Member                                             D.C.

o     JACK B. EVANS                                                                             President, The Hall-Perrine
      10/22/48                                                                                  Foundation, a private philanthropic
      333 W. Wacker Drive          Board Member           1999              198                 corporation (since 1996); Director
      Chicago, IL 60606                                                                         and Chairman, United Fire Group, a
                                                                                                publicly held company; President Pro
                                                                                                Tem of the Board of Regents for the
                                                                                                State of Iowa University System;
                                                                                                Director, Gazette Companies; Life
                                                                                                Trustee of Coe College and the Iowa
                                                                                                College Foundation; formerly,
                                                                                                Director, Alliant Energy; formerly,
                                                                                                Director, Federal Reserve Bank of
                                                                                                Chicago; formerly, President and
                                                                                                Chief Operating Officer, SCI
                                                                                                Financial Group, Inc., a regional
                                                                                                financial services firm.

o     WILLIAM C. HUNTER                                                                         Dean, Tippie College of Business,
      3/6/48                                                                                    University of Iowa (since 2006);
      333 W. Wacker Drive          Board Member           2004              198                 Director (since 2004) of Xerox
      Chicago, IL 60606                                                                         Corporation; Director (since 2005),
                                                                                                Beta Gamma Sigma International Honor
                                                                                                Society; formerly, Dean and
                                                                                                Distinguished Professor of Finance,
                                                                                                School of Business at the University
                                                                                                of Connecticut (2003-2006);
                                                                                                previously, Senior Vice President
                                                                                                and Director of Research at the
                                                                                                Federal Reserve Bank of Chicago
                                                                                                (1995-2003); Director, SS&C
                                                                                                Technologies, Inc. (May 2005-October
                                                                                                2005); formerly, Director
                                                                                                (1997-2007), Credit Research Center
                                                                                                at Georgetown University.

o     DAVID J. KUNDERT                                                                          Director, Northwestern Mutual Wealth
      10/28/42                                                                                  Management Company; retired (since
      333 W. Wacker Drive          Board Member           2005              198                 2004) as Chairman, JPMorgan Fleming
      Chicago, IL 60606                                                                         Asset Management, President and CEO,
                                                                                                Banc One Investment Advisors
                                                                                                Corporation, and President, One
                                                                                                Group Mutual Funds; prior thereto,
                                                                                                Executive Vice President, Banc One
                                                                                                Corporation and Chairman and CEO,
                                                                                                Banc One Investment Management
                                                                                                Group; Member, Board of Regents,
                                                                                                Luther College; member of the
                                                                                                Wisconsin Bar Association; member of
                                                                                                Board of Directors, Friends of
                                                                                                Boerner Botanical Gardens; member of
                                                                                                Investment Committee, Greater
                                                                                                Milwaukee Foundation.

o     WILLIAM J. SCHNEIDER                                                                      Chairman of Miller-Valentine
      9/24/44                                                                                   Partners Ltd., a real estate
      333 W. Wacker Drive          Board Member           1997              198                 investment company; formerly, Senior
      Chicago, IL 60606                                                                         Partner and Chief Operating Officer
                                                                                                (retired, 2004) of Miller-Valentine
                                                                                                Group; member, University of Dayton
                                                                                                Business School Advisory Council;
                                                                                                member, Dayton Philharmonic
                                                                                                Orchestra Association; formerly,
                                                                                                member, Business Advisory Council,
                                                                                                Cleveland Federal Reserve Bank;
                                                                                                formerly, Director, Dayton
                                                                                                Development Coalition.

104 Nuveen Investments

                                                                            NUMBER              PRINCIPAL
                                                          YEAR FIRST        OF PORTFOLIOS       OCCUPATION(S)
      NAME,                                               ELECTED OR        IN FUND COMPLEX     INCLUDING OTHER
      BIRTHDATE                    POSITION(S) HELD       APPOINTED         OVERSEEN BY         DIRECTORSHIPS
      & ADDRESS                    WITH THE FUNDS         AND TERM(1)       BOARD MEMBER        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT BOARD MEMBERS:

o     JUDITH M. STOCKDALE                                                                       Executive Director, Gaylord and
      12/29/47                                                                                  Dorothy Donnelley Foundation (since
      333 W. Wacker Drive          Board Member           1997              198                 1994); prior thereto, Executive
      Chicago, IL 60606                                                                         Director, Great Lakes Protection
                                                                                                Fund (from 1990 to 1994).

o     CAROLE E. STONE                                                                           Director, Chicago Board Options
      6/28/47                                                                                   Exchange (since 2006); Director, C2
      333 W. Wacker Drive          Board Member           2007              198                 Options Exchange, Incorporated
      Chicago, IL 60606                                                                         (since 2009); Commissioner, New York
                                                                                                State Commission on Public Authority
                                                                                                Reform (since 2005); formerly,
                                                                                                Chair, New York Racing Association
                                                                                                Oversight Board (2005-2007).

o     TERENCE J. TOTH                                                                           Director, Legal & General Investment
      9/29/59                                                                                   Management America, Inc. (since
      333 W. Wacker Drive          Board Member           2008              198                 2008); Managing Partner, Musso
      Chicago, IL 60606                                                                         Capital Management (since 2008);
                                                                                                formerly, CEO and President,
                                                                                                Northern Trust Investments
                                                                                                (2004-2007); Executive Vice
                                                                                                President, Quantitative Management &
                                                                                                Securities Lending (2004-2007);
                                                                                                prior thereto, various positions
                                                                                                with Northern Trust Company (since
                                                                                                1994); Member: Goodman Theatre Board
                                                                                                (since 2004), Chicago Fellowship
                                                                                                Boards (since 2005), University of
                                                                                                Illinois Leadership Council Board
                                                                                                (since 2007) and Catalyst Schools of
                                                                                                Chicago Board (since 2008);
                                                                                                formerly, Member: Northern Trust
                                                                                                Mutual Funds Board (2005-2007),
                                                                                                Northern Trust Investments Board
                                                                                                (2004-2007), Northern Trust Japan
                                                                                                Board (2004-2007), Northern Trust
                                                                                                Securities Inc. Board (2003-2007)
                                                                                                and Northern Trust Hong Kong Board
                                                                                                (1997-2004).

INTERESTED BOARD MEMBER:

o     JOHN P. AMBOIAN(2)                                                                        Chief Executive Officer (since July
      6/14/61                                                                                   2007) and Director (since 1999) of
      333 W. Wacker Drive          Board Member           2008              198                 Nuveen Investments, Inc.; Chief
      Chicago, IL 60606                                                                         Executive Officer (since 2007) of
                                                                                                Nuveen Asset Management, Nuveen
                                                                                                Investments Advisors, Inc. formerly,
                                                                                                President (1999-2004) of Nuveen
                                                                                                Advisory Corp. and Nuveen
                                                                                                Institutional Advisory Corp.(3)

                                                          Nuveen Investments 105

                                                                            NUMBER
                                                                            OF PORTFOLIOS
      NAME,                                               YEAR FIRST        IN FUND COMPLEX     PRINCIPAL
      BIRTHDATE                    POSITION(S) HELD       ELECTED OR        OVERSEEN            OCCUPATION(S)
      AND ADDRESS                  WITH THE FUNDS         APPOINTED(4)      BY OFFICER          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o     GIFFORD R. ZIMMERMAN                                                                      Managing Director (since 2002),
      9/9/56                       Chief                                                        Assistant Secretary and Associate
      333 W. Wacker Drive          Administrative         1988              198                 General Counsel of Nuveen
      Chicago, IL 60606            Officer                                                      Investments, LLC; Managing Director,
                                                                                                Associate General Counsel and
                                                                                                Assistant Secretary, of Nuveen Asset
                                                                                                Management (since 2002) and of
                                                                                                Symphony Asset Management LLC,
                                                                                                (since 2003); Vice President and
                                                                                                Assistant Secretary of NWQ
                                                                                                Investment Management Company, LLC.
                                                                                                (since 2002), Nuveen Investments
                                                                                                Advisers Inc. (since 2002),
                                                                                                Tradewinds Global Investors, LLC,
                                                                                                and Santa Barbara Asset Management,
                                                                                                LLC (since 2006), Nuveen HydePark
                                                                                                Group LLC and Nuveen Investment
                                                                                                Solutions, Inc. (since 2007);
                                                                                                Managing Director (since 2004) and
                                                                                                Assistant Secretary (since 1994) of
                                                                                                Nuveen Investments, Inc.; formerly,
                                                                                                Managing Director (2002-2004),
                                                                                                General Counsel (1998-2004) and
                                                                                                Assistant Secretary of Nuveen
                                                                                                Advisory Corp. and Nuveen
                                                                                                Institutional Advisory Corp.(3);
                                                                                                Chartered Financial Analyst.

o     WILLIAM ADAMS IV                                                                          Executive Vice President of Nuveen
      6/9/55                                                                                    Investments, Inc.; Executive Vice
      333 W. Wacker Drive          Vice President         2007              123                 President, U.S. Structured Products
      Chicago, IL 60606                                                                         of Nuveen Investments, LLC, (since
                                                                                                1999), prior thereto, Managing
                                                                                                Director of Structured Investments.

o     MARK J.P. ANSON                                                                           President and Executive Director of
      6/10/59                                                                                   Nuveen Investments, Inc. (since
      333 W. Wacker Drive          Vice President         2009              198                 2007); President of Nuveen
      Chicago, IL 60606                                                                         Investments Institutional Services
                                                                                                Group LLC (since 2007); previously,
                                                                                                Chief Executive Officer of the
                                                                                                British Telecom Pension Scheme
                                                                                                (2006-2007) and Chief Investment
                                                                                                Officer of Calpers (1999-2006); PhD,
                                                                                                Chartered Financial Analyst,
                                                                                                Chartered Alternative Investment
                                                                                                Analyst, Certified Public
                                                                                                Accountant, Certified Management
                                                                                                Accountant and Certified Internal
                                                                                                Auditor.

o     CEDRIC H. ANTOSIEWICZ                                                                     Managing Director, (since 2004),
      1/11/62                                                                                   previously, Vice President
      333 W. Wacker Drive          Vice President         2007              123                 (1993-2004) of Nuveen Investments,
      Chicago, IL 60606                                                                         LLC.

o     NIZIDA ARRIAGA                                                                            Vice President (since 2007) of
      6/1/68                                                                                    Nuveen Investments, LLC; previously,
      333 W. Wacker Drive          Vice President         2009              198                 Portfolio Manager, Allstate
      Chicago, IL 60606                                                                         Investments, LLC (1996-2006);
                                                                                                Chartered Financial Analyst.

o     MICHAEL T. ATKINSON                                                                       Vice President (since 2002) of
      2/3/66                       Vice President                                               Nuveen Investments, LLC.; Vice
      333 W. Wacker Drive          and Assistant          2000              198                 President of Nuveen Asset Management
      Chicago, IL 60606            Secretary                                                    (since 2005).

o     MARGO L. COOK                                                                             Executive Vice President (since Oct
      4/11/64                                                                                   2008) of Nuveen Investments, Inc.;
      333 W. Wacker Drive          Vice President         2009              198                 previously, Head of Institutional
      Chicago, IL 60606                                                                         Asset Management (2007-2008) of Bear
                                                                                                Stearns Asset Management; Head of
                                                                                                Institutional Asset Mgt (1986-2007)
                                                                                                of Bank of NY Mellon; Chartered
                                                                                                Financial Analyst.

o     LORNA C. FERGUSON                                                                         Managing Director (since 2004) of
      10/24/45                                                                                  Nuveen Investments, LLC; Managing
      333 W. Wacker Drive          Vice President         1998              198                 Director (since 2005) of Nuveen
      Chicago, IL 60606                                                                         Asset Management; Managing Director
                                                                                                (2004-2005), of Nuveen Advisory
                                                                                                Corp. and Nuveen Institutional
                                                                                                Advisory Corp.(3)

106 Nuveen Investments

                                                                            NUMBER
                                                                            OF PORTFOLIOS
      NAME,                                               YEAR FIRST        IN FUND COMPLEX     PRINCIPAL
      BIRTHDATE                    POSITION(S) HELD       ELECTED OR        OVERSEEN            OCCUPATION(S)
      AND ADDRESS                  WITH THE FUNDS         APPOINTED(4)      BY OFFICER          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o     STEPHEN D. FOY                                                                            Vice President (since 1993) and
      5/31/54                      Vice President                                               Funds Controller (since 1998) of
      333 W. Wacker Drive          and Controller         1998              198                 Nuveen Investments, LLC; Vice
      Chicago, IL 60606                                                                         President (since 2005) of Nuveen
                                                                                                Asset Management; Certified Public
                                                                                                Accountant.

o     SCOTT S. GRACE                                                                            Managing Director, Corporate Finance
      8/20/70                      Vice President                                               & Development, Treasurer (since
      333 West Wacker Drive        and Treasurer          2009              198                 September 2009) of Nuveen
      Chicago, IL 60606                                                                         Investments, LLC, formerly,
                                                                                                Treasurer (2006-2009), Senior Vice
                                                                                                President (2008-2009), previously,
                                                                                                Vice President (2006-2008) of Janus
                                                                                                Capital Group, Inc.; formerly.
                                                                                                Senior Associate in Morgan Stanley's
                                                                                                Global Financial Services Group
                                                                                                (2000-2003); Chartered Accountant
                                                                                                Designation.

o     WILLIAM T. HUFFMAN                                                                        Chief Operating Officer, Municipal
      5/7/69                                                                                    Fixed Income (since 2008) of Nuveen
      333 W. Wacker Drive          Vice President         2009              134                 Asset Management; previously,
      Chicago, IL 60606                                                                         Chairman, President and Chief
                                                                                                Executive Officer (2002 - 2007) of
                                                                                                Northern Trust Global Advisors, Inc.
                                                                                                and Chief Executive Officer (2007)
                                                                                                of Northern Trust Global Investments
                                                                                                Limited; Certified Public
                                                                                                Accountant.

o     WALTER M. KELLY                                                                           Senior Vice President (since 2008),
      2/24/70                      Chief Compliance                                             Vice President (2006-2008) formerly,
      333 W. Wacker Drive          Officer and            2003              198                 Assistant Vice President and
      Chicago, IL 60606            Vice President                                               Assistant General Counsel
                                                                                                (2003-2006) of Nuveen Investments,
                                                                                                LLC; Vice President (since 2006) and
                                                                                                Assistant Secretary (since 2008) of
                                                                                                Nuveen Asset Management.

o     DAVID J. LAMB                                                                             Senior Vice President (since 2009),
      3/22/63                                                                                   formerly, Vice President (2000-2009)
      333 W. Wacker Drive          Vice President         2000              198                 of Nuveen Investments, LLC; Vice
      Chicago, IL 60606                                                                         President (since 2005) of Nuveen
                                                                                                Asset Management; Certified Public
                                                                                                Accountant.

o     TINA M. LAZAR                                                                             Senior Vice President (since 2009),
      8/27/61                                                                                   formerly, Vice President of Nuveen
      333 W. Wacker Drive          Vice President         2002              198                 Investments, LLC (1999-2009); Vice
      Chicago, IL 60606                                                                         President of Nuveen Asset Management
                                                                                                (since 2005).

o     LARRY W. MARTIN                                                                           Vice President, Assistant Secretary
      7/27/51                      Vice President                                               and Assistant General Counsel of
      333 W. Wacker Drive          and Assistant          1988              198                 Nuveen Investments, LLC; Vice
      Chicago, IL 60606            Secretary                                                    President (since 2005) and Assistant
                                                                                                Secretary of Nuveen Investments,
                                                                                                Inc.; Vice President (since 2005)
                                                                                                and Assistant Secretary (since 1997)
                                                                                                of Nuveen Asset Management; Vice
                                                                                                President and Assistant Secretary of
                                                                                                Nuveen Investments Advisers Inc.
                                                                                                (since 2002); NWQ Investment
                                                                                                Management Company, LLC (since
                                                                                                2002), Symphony Asset Management LLC
                                                                                                (since 2003), Tradewinds Global
                                                                                                Investors, LLC, Santa Barbara Asset
                                                                                                Management LLC (since 2006) and of
                                                                                                Nuveen HydePark Group, LLC and
                                                                                                Nuveen Investment Solutions, Inc.
                                                                                                (since 2007); formerly, Vice
                                                                                                President and Assistant Secretary of
                                                                                                Nuveen Advisory Corp. and Nuveen
                                                                                                Institutional Advisory Corp.(3)

o     KEVIN J. MCCARTHY                                                                         Managing Director (since 2008),
      3/26/66                      Vice President                                               formerly, Vice President
      333 W. Wacker Drive          and Secretary          2007              198                 (2007-2008), Nuveen Investments,
      Chicago, IL 60606                                                                         LLC; Managing Director (since 2008),
                                                                                                formerly, Vice President, and
                                                                                                Assistant Secretary, Nuveen Asset
                                                                                                Management, and Nuveen Investments
                                                                                                Holdings, Inc.; Vice President
                                                                                                (since 2007) and Assistant
                                                                                                Secretary, Nuveen Investment
                                                                                                Advisers Inc., Nuveen Investment
                                                                                                Institutional Services Group LLC,
                                                                                                NWQ Investment Management Company,
                                                                                                LLC, Tradewinds Global Investors
                                                                                                LLC, NWQ Holdings, LLC, Symphony
                                                                                                Asset Management LLC, Santa Barbara
                                                                                                Asset Management LLC, Nuveen
                                                                                                HydePark Group, LLC and Nuveen
                                                                                                Investment Solutions, Inc. (since
                                                                                                2007); prior thereto, Partner, Bell,
                                                                                                Boyd & Lloyd LLP (1997- 2007).

                                                          Nuveen Investments 107

                                                                            NUMBER
                                                                            OF PORTFOLIOS
      NAME,                                               YEAR FIRST        IN FUND COMPLEX     PRINCIPAL
      BIRTHDATE                    POSITION(S) HELD       ELECTED OR        OVERSEEN            OCCUPATION(S)
      AND ADDRESS                  WITH THE FUNDS         APPOINTED(4)      BY OFFICER          DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:

o     JOHN V. MILLER                                                                            Chief Investment Officer and
      4/10/67                                                                                   Managing Director (since 2007),
      333 W. Wacker Drive          Vice President         2007              134                 formerly, Vice President (2002-2007)
      Chicago, IL 60606                                                                         of Nuveen Asset Management and
                                                                                                Managing Director (since 2007),
                                                                                                formerly Vice President (2002-2007)
                                                                                                Nuveen Investments, LLC; Chartered
                                                                                                Financial Analyst.

o     GREGORY MINO                                                                              Vice President of Nuveen
      1/4/71                                                                                    Investments, LLC (since 2008);
      333 W. Wacker Drive          Vice President         2009              198                 previously, Director (2004-2007) and
      Chicago, IL 60606                                                                         Executive Director (2007-2008) of
                                                                                                UBS Global Asset Management;
                                                                                                previously, Vice President
                                                                                                (2000-2003) and Director (2003-2004)
                                                                                                of Merrill Lynch Investment
                                                                                                Managers; Chartered Financial
                                                                                                Analyst.

o     CHRISTOPHER M. ROHRBACHER                                                                 Vice President, Nuveen Investments,
      8/1/71                       Vice President                                               LLC (since 2008); Vice President and
      333 W. Wacker Drive          and Assistant          2008              198                 Assistant Secretary, Nuveen Asset
      Chicago, IL 60606            Secretary                                                    Management (since 2008); prior
                                                                                                thereto, Associate, Skadden, Arps,
                                                                                                Slate Meagher & Flom LLP
                                                                                                (2002-2008).

o     JAMES F. RUANE                                                                            Vice President, Nuveen Investments,
      7/3/62                       Vice President                                               LLC (since 2007); prior thereto,
      333 W. Wacker Drive          and Assistant          2007              198                 Partner, Deloitte & Touche USA LLP
      Chicago, IL 60606            Secretary                                                    (2005-2007), formerly, senior tax
                                                                                                manager (2002-2005); Certified
                                                                                                Public Accountant.

o     MARK L. WINGET                                                                            Vice President, Nuveen Investments,
      12/21/68                     Vice President                                               LLC (since 2008); Vice President and
      333 W. Wacker Drive          and Assistant          2008              198                 Assistant Secretary, Nuveen Asset
      Chicago, IL 60606            Secretary                                                    Management (since 2008); prior
                                                                                                thereto, Counsel, Vedder Price P.C.
                                                                                                (1997-2007).

(1) For Dividend Advantage (NAD), Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF), Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees for NAD, NXZ and NZF is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. For Performance Plus
      (NPP), Municipal Advantage (NMA) and Market Opportunity (NMO), the Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2) Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

108 Nuveen Investments

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or "interested persons" of any parties (the "Independent Board Members"), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund's board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the "May Meeting"), the Boards of Trustees or Directors (as the case may be) (each, a "Board" and each Trustee or Director, a "Board Member") of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory agreements (each an "Advisory Agreement") between each Fund and Nuveen Asset Management ("NAM") for an additional one-year period. In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the "April Meeting"). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the Advisory Agreements, the Independent Board Members reviewed a broad range of information relating to the Funds and NAM, including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. ("Winslow Capital"), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by NAM. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating

                                                          Nuveen Investments 109
the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund's Advisory Agreement. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.    NATURE, EXTENT AND QUALITY OF SERVICES

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of NAM's services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, NAM's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered NAM's efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM's continuous review of the Nuveen funds' investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares ("ARPs") or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM's efforts in refi-nancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen's continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds

110 Nuveen Investments
through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of NAM's investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate NAM's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM's compliance program, including the report of the chief compliance officer regarding the Funds' compliance policies and procedures.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Advisory Agreements were satisfactory.

B.    THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

The Board considered the investment performance of each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks (as applicable). The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group and recognized and/or customized benchmarks (as applicable) for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen municipal funds managed by NAM in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund's performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund's investment objectives and strategies thereby hindering a meaningful comparison of the fund's performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile

                                                          Nuveen Investments 111
market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund's investment performance over time had been satisfactory.

C.    FEES, EXPENSES AND PROFITABILITY

      1. Fees and Expenses

      The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund's gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the "Peer Universe") and in certain cases, to a more focused subset of funds in the Peer Universe (the "Peer Group").

      The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In addition, the Independent Board Members considered, among other things, the differences in the use and type of leverage compared to the peers. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since
      1999).

      Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund's management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

      2. Comparisons with the Fees of Other Clients

      The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such other clients include NAM's municipal separately managed accounts. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and

112 Nuveen Investments
      costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

      3. Profitability of Nuveen

      In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

      In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen's investment in its fund business.

      Based on their review, the Independent Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

                                                          Nuveen Investments 113

      In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.    ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds' complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen's revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

114 Nuveen Investments

E.    INDIRECT BENEFITS

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen's trading desk.

In addition to the above, the Independent Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. The Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.    OTHER CONSIDERATIONS

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Advisory Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

                                                          Nuveen Investments 115

Reinvest Automatically Easily and Conveniently

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price

116 Nuveen Investments
per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at
(800) 257-8787.

                                                          Nuveen Investments 117

Glossary of Terms Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities, also known as inverse floaters, are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

118 Nuveen Investments

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o PRE-REFUNDING: Pre-refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                          Nuveen Investments 119

Notes

120 Nuveen Investments

Other Useful Information

BOARD OF DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

COMMON AND PREFERRED SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

                          COMMON SHARES                 PREFERRED SHARES
      FUND                  REPURCHASED                         REDEEMED

      NPP                            --                              790
      NMA                            --                            1,938
      NMO                            --                              600
      NAD                            --                              200
      NXZ                            --                               --
      NZF                            --                            1,353

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                          Nuveen Investments 121

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $141 billion of assets on September 30, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o     Share prices

o     Fund details

o     Daily financial news

o     Investor education

o     Interactive planning tools

Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606                                        It's not what you earn,
www.nuveen.com                                            it's what you keep.(R)


                                                                     EAN-B-1009D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees ("Board") determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  Nuveen Performance Plus Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                  AUDIT FEES BILLED           AUDIT-RELATED FEES                TAX FEES           ALL OTHER FEES
FISCAL YEAR ENDED                    TO FUND (1)              BILLED TO FUND (2)            BILLED TO FUND (3)    BILLED TO FUND (4)
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2009                       $ 50,364                     $ 0                           $ 0                      $ 3,400
-----------------------------------------------------------------------------------------------------------------------------------
Percentage approved                          0%                      0%                            0%                           0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2008                       $ 49,362                     $ 0                           $ 0                      $ 3,350
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                          0%                      0%                            0%                           0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                                    AUDIT-RELATED FEES           TAX FEES BILLED TO               ALL OTHER FEES
                                                   BILLED TO ADVISER AND              ADVISER AND                 BILLED TO ADVISER
                                                      AFFILIATED FUND               AFFILIATED FUND              AND AFFILIATED FUND
                                                     SERVICE PROVIDERS             SERVICE PROVIDERS              SERVICE PROVIDERS
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2009                                           $ 0                             $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         0%                              0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2008                                           $ 0                             $ 0                           $ 0
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                         0%                              0%                            0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                     TOTAL NON-AUDIT FEES
                                                      BILLED TO ADVISER AND
                                                     AFFILIATED FUND SERVICE        TOTAL NON-AUDIT FEES
                                                      PROVIDERS (ENGAGEMENTS        BILLED TO ADVISER AND
                                                     RELATED DIRECTLY TO THE       AFFILIATED FUND SERVICE
                         TOTAL NON-AUDIT FEES       OPERATIONS AND FINANCIAL         PROVIDERS (ALL OTHER
                            BILLED TO FUND           REPORTING OF THE FUND)              ENGAGEMENTS)                    TOTAL
------------------------------------------------------------------------------------------------------------------------------------
October 31, 2009                 $ 3,400                        $ 0                           $ 0                        $ 3,400
October 31, 2008                 $ 3,350                        $ 0                           $ 0                        $ 3,350

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, Terence J. Toth, William J. Schneider and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

      a)  See Portfolio of Investments in Item 1.

      b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                       FUND
THOMAS SPALDING            Nuveen Performance Plus Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                   TYPE OF ACCOUNT                   NUMBER OF
PORTFOLIO MANAGER  MANAGED                           ACCOUNTS     ASSETS
--------------------------------------------------------------------------------
Thomas Spalding    Registered Investment Company     11           $7.9 billion
                   Other Pooled Investment Vehicles  0            $0
                   Other Accounts                    4            $16.6 million

* Assets are as of October 31, 2009. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of October 31, 2009, the S&P/Investortools Municipal Bond index was comprised of 54,552 securities with an aggregate current market value of $1,178 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. In connection with the acquisition of Nuveen Investments, Inc., by a group of investors led by Madison Dearborn Partners in November 2007, certain employees, including portfolio managers, received profit interests in Nuveen's parent. These profit interests entitle the holders to participate in the appreciation in the value of Nuveen beyond the issue date and vest over five to seven years, or earlier in the case of a liquidity event. In addition, in July 2009, Nuveen Investments created and funded a trust, as part of a newly-established incentive program, which purchased shares of certain Nuveen Mutual Funds and awarded such shares, subject to vesting, to certain employees, including portfolio managers.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of October 31, 2009, the portfolio manager beneficially owned the following dollar range of equity securities issued by the registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                             DOLLAR RANGE OF
                                                                                             EQUITY SECURITIES
                                                                          DOLLAR RANGE OF    BENEFICIALLY OWNED IN
                                                                          EQUITY             THE REMAINDER OF
                                                                          SECURITIES         NUVEEN FUNDS MANAGED
NAME OF PORTFOLIO                                                         BENEFICIALLY       BY NAM'S MUNICIPAL
MANAGER              FUND                                                 OWNED IN FUND      INVESTMENT TEAM
------------------------------------------------------------------------------------------------------------------
Thomas Spalding      Nuveen Performance Plus Municipal Fund, Inc.         $0                 Over $1,000,000

PORTFOLIO MANAGER BIO:

Thomas Spalding, CFA, is Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for the National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen's first closed-end exchange traded fund, since its inception in 1987. Currently, he manages investments for 12 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Info/ Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Performance Plus Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: January 8, 2010
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 8, 2010
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 8, 2010
    -------------------------------------------------------------------